      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2015.
                                                            FILE NOS. 333-185803
                                                                       811-08874
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 3                [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                  Amendment No. 3                          [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

                         VARIABLE ANNUITY ACCOUNT FOUR
                           (Exact Name of Registrant)


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)


                             2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 871-2000


                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)


                                175 WATER STREET
                               NEW YORK, NY 10038
             (Address of Guarantor's Principal Offices) (Zip Code)


       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000



                              MANDA GHAFERI, ESQ.
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2015 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Four of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FOUR


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS


                                   ITEM NUMBER
                                   IN FORM N-4                                                     CAPTION
---------------------------------------------------------------------------------- ---------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary
3.    Synopsis....................................................................  Highlights; Fee Tables; Portfolio
                                                                                    Expenses; Examples
4.    Condensed Financial Information.............................................  Appendix - Condensed Financial
                                                                                    Information
5.    General Description of Registrant, Depositor and Portfolio Companies........  The Anchor Advisor Variable Annuity;
                                                                                    Other Information
6.    Deductions..................................................................  Expenses
7.    General Description of Variable Annuity Contracts...........................  The Anchor Advisor Variable Annuity;
                                                                                    Purchasing a Anchor Advisor Variable
                                                                                    Annuity; Investment Options
8.    Annuity Period..............................................................  Annuity Income Options
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchasing a Variable Annuity Contract
11.   Redemptions.................................................................  Access To Your Money
12.   Taxes.......................................................................  Taxes
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information


                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


                    ITEM NUMBER
                    IN FORM N-4                                     CAPTION
--------------------------------------------------- ---------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  The Anchor Advisor Variable Annuity
                                                     (P);
                                                     Separate Account; General Account (P);
                                                     Investment Options (P);
                                                     Other Information (P)
18.   Services.....................................  Other Information (P)
19.   Purchase of Securities Being Offered.........  Purchasing a Anchor Advisor Variable
                                                     Annuity (P)
20.   Underwriters.................................  Distribution of Contracts
21.   Calculation of Performance Data..............  Performance Data
22.   Annuity Payments.............................  Annuity Income Options (P);
                                                     Income Payments; Annuity Unit Values
23.   Financial Statements.........................  Depositor: Other Information (P);
                                                     Financial Statements; Registrant:
                                                     Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

 [ANCHOR ADVISOR LOGO]
                                   PROSPECTUS


                                  MAY 1, 2015

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                              issued by Depositor

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               in connection with

                         VARIABLE ANNUITY ACCOUNT FOUR

This variable annuity has several investment options -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in the shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., and SunAmerica Series Trust.



UNDERLYING FUNDS:                                          MANAGED BY:
  Aggressive Growth                                        Wells Capital Management Incorporated
  American Funds Global Growth                             Capital Research and Management Company
  American Funds Growth                                    Capital Research and Management Company
  American Funds Growth-Income                             Capital Research and Management Company
  Asset Allocation                                         Edge Asset Management, Inc.
  Balanced                                                 J.P. Morgan Investment Management Inc.
  Blue Chip Growth                                         Massachusetts Financial Services Company
  Capital Appreciation                                     Wellington Management Company LLP
  Capital Growth                                           The Boston Company Asset Management, LLC
  Cash Management                                          BofA Advisors, LLC
  Corporate Bond                                           Federated Investment Management Company
  Davis Venture Value                                      Davis Selected Advisers, L.P.
  "Dogs" of Wall Street                                    SunAmerica Asset Management, LLC
  Equity Opportunities                                     OppenheimerFunds, Inc.
  Foreign Value                                            Templeton Investment Counsel, LLC
  Fundamental Growth                                       Wells Capital Management Incorporated
  Global Bond                                              Goldman Sachs Asset Management International
  Global Equities                                          J.P. Morgan Investment Management Inc.
  Government and Quality Bond                              Wellington Management Company LLP
  Growth                                                   Wellington Management Company LLP
  Growth-Income                                            J.P. Morgan Investment Management Inc.
  Growth Opportunities                                     Invesco Advisers, Inc.
  High-Yield Bond                                          PineBridge Investments LLC
  International Diversified Equities                       Morgan Stanley Investment Management Inc.
  International Growth and Income                          Putnam Investment Management, LLC
  Invesco V.I. American Franchise Fund, Series II Shares   Invesco Advisers, Inc.
  Invesco V.I. Comstock Fund, Series II Shares             Invesco Advisers, Inc.
  Invesco V.I. Growth and Income Fund, Series II Shares    Invesco Advisers, Inc.
  Lord Abbett Growth and Income                            Lord, Abbett & Co. LLC
  Mid-Cap Growth                                           J.P. Morgan Investment Management Inc.
  Natural Resources                                        Wellington Management Company LLP
  SA AB Growth(1)                                          AllianceBernstein L.P.
  SA JPMorgan MFS Core Bond(2)                             J.P. Morgan Investment Management Inc. and Massachusetts
                                                           Financial Services Company(2)
  SA Marsico Focused Growth(3)                             Marsico Capital Management, LLC
  SA MFS Massachusetts Investors Trust(4)                  Massachusetts Financial Services Company
  SA MFS Total Return(5)                                   Massachusetts Financial Services Company
  Small & Mid Cap Value                                    AllianceBernstein L.P.
  Technology                                               Columbia Management Investment Advisers, LLC
  Telecom Utility                                          Massachusetts Financial Services Company



1 On May 1, 2015, the Alliance Growth Portfolio was renamed SA AB Growth
  Portfolio.



2 On January 16, 2015, the Total Return Bond Portfolio was renamed SA JPMorgan
  MFS Core Bond Portfolio and the investment manager changed from Pacific Investment Management Company LLC to J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company.

3 On May 1, 2015, the Marsico Focused Growth Portfolio was renamed SA Marsico
  Focused Growth Portfolio.



4 On May 1, 2015, the MFS Massachusetts Investors Trust Portfolio was renamed
  SA MFS Massachusetts Investors Trust Portfolio.

5 On May 1, 2015, the MFS Total Return Portfolio was renamed SA MFS Total
  Return Portfolio.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.


To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2015. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.


In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------







GLOSSARY....................................................   3
HIGHLIGHTS..................................................   4
FEE TABLE...................................................   5
      Maximum Owner Transaction Expenses....................   5
      Contract Maintenance Fee..............................   5
      Separate Account Annual Expenses......................   5
      Total Annual Portfolio Operating Expenses.............   5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................   6
THE ANCHOR ADVISOR VARIABLE ANNUITY.........................   7
PURCHASING A VARIABLE ANNUITY...............................   7
      Allocation of Purchase Payments.......................   8
      Accumulation Units....................................   9
      Right to Examine......................................   9
      Exchange Offers.......................................   9
      Important Information for Military Servicemembers.....   9
INVESTMENT OPTIONS..........................................  10
      Variable Portfolios...................................  10
        AIM Variable Insurance Funds (Invesco Variable
           Insurance Funds).................................  10
        American Funds Insurance Series.....................  10
        Anchor Series Trust.................................  10
        Lord Abbett Series Fund, Inc........................  10
        SunAmerica Series Trust.............................  10
      Substitution, Addition or Deletion of Variable
        Portfolios..........................................  12
      Fixed Accounts........................................  12
      Dollar Cost Averaging Fixed Accounts..................  12
      Dollar Cost Averaging Program.........................  13
      Transfers During the Accumulation Phase...............  13
      Automatic Asset Rebalancing Program...................  16
      Voting Rights.........................................  16
ACCESS TO YOUR MONEY........................................  16
      Systematic Withdrawal Program.........................  16
      Minimum Contract Value................................  17
      Qualified Contract Owners.............................  17
DEATH BENEFITS..............................................  17
      Death Benefit Defined Terms...........................  18
      Death Benefit Options.................................  18
      Optional EstatePlus Benefit...........................  19
      Spousal Continuation..................................  20
EXPENSES....................................................  21
      Separate Account Expenses.............................  21
      Underlying Fund Expenses..............................  21
      Transfer Fee..........................................  21
      Optional EstatePlus Fee...............................  21
      Premium Tax...........................................  21
      Income Taxes..........................................  22
      Reduction or Elimination of Fees, Expenses and
        Additional Amounts Credited.........................  22
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF
  THE CONTRACTS.............................................  22
ANNUITY INCOME OPTIONS......................................  23
      The Income Phase......................................  23
      Annuity Income Options................................  24
      Fixed or Variable Annuity Income Payments.............  25
      Annuity Income Payments...............................  25
      Transfers During the Income Phase.....................  26
      Deferment of Payments.................................  26
TAXES.......................................................  26
      Annuity Contracts in General..........................  26
      Tax Treatment of Distributions - Non-Qualified
        Contracts...........................................  26
      Tax Treatment of Distributions - Qualified Contracts..  27
      Required Minimum Distributions........................  28
      Tax Treatment of Death Benefits.......................  29
      Contracts Owned by a Trust or Corporation.............  29
      Foreign Account Tax Compliance ("FATCA")..............  29
      Other Withholding Tax.................................  29
      Gifts, Pledges and/or Assignments of a Contract.......  29
      Diversification and Investor Control..................  30


OTHER INFORMATION...........................................  30
      The Distributor.......................................  30
      The Company...........................................  30
      The Separate Account..................................  31
      The General Account...................................  31
      Guarantee of Insurance Obligations....................  31
      Financial Statements..................................  32
      Administration........................................  32
      Legal Proceedings.....................................  33
      Registration Statements...............................  33
CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION...............................................  33
APPENDIX A - CONDENSED FINANCIAL INFORMATION................ A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION.............................................. B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR
  VARIABILITY............................................... C-1



                                       2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"). The term "we," "us" and "our" are also used to identify the issuing Company.


CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - For contracts issued prior to January 1, 2001, the Latest Annuity Date is defined as the first business day of the month following your 90th birthday or 10 years after your contract issue date, whichever is later. For contracts issued on or after January 1, 2001, your Latest Annuity Date is defined as the first business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., and SunAmerica Series Trust..

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.


                                       3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The Anchor Advisor Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios, including Rule 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING AN ANCHOR ADVISOR
VARIABLE ANNUITY AND EXPENSES IN THE
PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract which is payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.


ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.



THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND RECEIVED FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.


                                       4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS.


MAXIMUM OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGES..... None

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.



PREMIUM TAX(1)..... 3.5%


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE..... None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)



  Mortality and Expense Risk Charge............. 1.37%
  Distribution Expense Charge................... 0.15%
  Optional EstatePlus Fee(2).................... 0.25%
                                                 ----
     Total Separate Account Annual Expenses..... 1.77%
                                                 ====



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
(AS OF JANUARY 31, 2015)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     MINIMUM(3)   MAXIMUM(3)
-------------------------------------------- ------------ -----------
(expenses that are deducted from
Underlying Fund assets, including
management fees, other expenses and
12b-1 fees, if applicable)..................    0.54%        1.37%


FOOTNOTE TO THE FEE TABLE:

 1 If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.



 2 EstatePlus is an optional earnings enhancement death benefit. If you did not elect the EstatePlus feature, your separate account annual expenses would be 1.52%. EstatePlus is no longer available for election.



 3 The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2015. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2014.



                                       5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:




MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including optional EstatePlus feature and investment in an Underlying Fund with total expenses of 1.37%)


(1)   If you surrender your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $317     $969        $1,645      $3,448



(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:




 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $317     $969        $1,645      $3,448



MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual charges of 1.52%, and investment in an Underlying Fund with total expenses of 0.54%)


(1)   If you surrender your contract at the end of the applicable time period:


 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $209     $646        $1,108      $2,390


(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $209     $646        $1,108      $2,390


EXPLANATION OF EXPENSE EXAMPLES



1. The purpose of the Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. The Maximum Expense Examples reflect the highest possible combination of charges. Depending on when you purchased your contract and the feature you elected at that time, you may be subject to lower fees.


4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.


                                       6

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ANCHOR ADVISOR VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     o Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     o Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     o Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE
SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         PURCHASING A VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.



NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.


                                       7



TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


JOINT OWNERSHIP

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.


                                       8



Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.


ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2.   multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or


                                       9



encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------
--------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------
--------------------------------------

VARIABLE PORTFOLIOS


The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts we offer.


The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo"), a wholly-owned subsidiary of AGL.


From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Underlying Funds you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.
The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund. The Underlying Funds along with their respective advisers are listed below.


     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").



     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2 SHARES


     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST -- CLASS 1 AND CLASS 2 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST"). Only Class 2 shares of AST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003.


     LORD ABBETT SERIES FUND, INC. -- CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST -- CLASS 1, CLASS 2 AND CLASS 3 SHARES


     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST"). Only Class 2 shares of SAST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003, with the exception of the Foreign Value, SA Marsico Focused Growth and Small & Mid Cap Value Underlying Funds of SAST which are available as Class 3 shares.



           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

                                       10




UNDERLYING FUNDS                                   MANAGED BY:                                       TRUST    ASSET CLASS
------------------------------------------------   ----------------------------------------------   -------   -----------------
Aggressive Growth                                  Wells Capital Management Incorporated            SAST      STOCK
American Funds Global Growth                       Capital Research and Management Company          AFIS      STOCK
American Funds Growth                              Capital Research and Management Company          AFIS      STOCK
American Funds Growth-Income                       Capital Research and Management Company          AFIS      STOCK
Asset Allocation                                   Edge Asset Management, Inc.                      AST       ASSET ALLOCATION
Balanced                                           J.P. Morgan Investment Management Inc.           SAST      ASSET ALLOCATION
Blue Chip Growth                                   Massachusetts Financial Services Company         SAST      STOCK
Capital Appreciation                               Wellington Management Company LLP                AST       STOCK
Capital Growth                                     The Boston Company Asset Management, LLC         SAST      STOCK
Cash Management                                    BofA Advisors, LLC                               SAST      CASH
Corporate Bond                                     Federated Investment Management Company          SAST      BOND
Davis Venture Value                                Davis Selected Advisers, L.P.                    SAST      STOCK
"Dogs" of Wall Street                              SunAmerica Asset Management, LLC                 SAST      STOCK
Equity Opportunities                               OppenheimerFunds, Inc.                           SAST      STOCK
Foreign Value                                      Templeton Investment Counsel, LLC                SAST      STOCK
Fundamental Growth                                 Wells Capital Management Incorporated            SAST      STOCK
Global Bond                                        Goldman Sachs Asset Management International     SAST      BOND
Global Equities                                    J.P. Morgan Investment Management Inc.           SAST      STOCK
Government and Quality Bond                        Wellington Management Company LLP                AST       BOND
Growth                                             Wellington Management Company LLP                AST       STOCK
Growth-Income                                      J.P. Morgan Investment Management Inc.           SAST      STOCK
Growth Opportunities                               Invesco Advisers, Inc.                           SAST      STOCK
High-Yield Bond                                    PineBridge Investments LLC                       SAST      BOND
International Diversified Equities                 Morgan Stanley Investment Management Inc.        SAST      STOCK
International Growth and Income                    Putnam Investment Management, LLC                SAST      STOCK
Invesco V.I. American Franchise Fund, Series II    Invesco Advisers, Inc.                           AVIF      STOCK
 Shares
Invesco V.I. Comstock Fund, Series II Shares       Invesco Advisers, Inc.                           AVIF      STOCK
Invesco V.I. Growth and Income Fund, Series II     Invesco Advisers, Inc.                           AVIF      STOCK
 Shares
Lord Abbett Growth and Income                      Lord, Abbett & Co. LLC                           LASF      STOCK
Mid-Cap Growth                                     J.P. Morgan Investment Management Inc.           SAST      STOCK
Natural Resources                                  Wellington Management Company LLP                AST       STOCK
SA AB Growth                                       AllianceBernstein L.P.                           SAST      STOCK
SA JPMorgan MFS Core Bond                          J.P. Morgan Investment Management Inc. and       SAST      BOND
                                                   Massachusetts Financial Services Company
SA Marsico Focused Growth                          Marsico Capital Management, LLC                  SAST      STOCK
SA MFS Massachusetts Investors Trust               Massachusetts Financial Services Company         SAST      STOCK
SA MFS Total Return                                Massachusetts Financial Services Company         SAST      ASSET ALLOCATION
Small & Mid Cap Value                              AllianceBernstein L.P.                           SAST      STOCK
Technology                                         Columbia Management Investment Advisers, LLC     SAST      STOCK
Telecom Utility                                    Massachusetts Financial Services Company         SAST      STOCK



YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/ANNUITIES. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


                                       11



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     o Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     o Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     o Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instructions on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


                                       12



DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as source accounts exclusively to facilitate the DCA program for a specified time period. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.


The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:


 MONTH     ACCUMULATION UNIT VALUE     UNITS PURCHASED
   1                $ 7.50                   100
   2                $ 5.00                   150
   3                $10.00                    75
   4                $ 7.50                   100
   5                $ 5.00                   150
   6                $ 7.50                   100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME AND WE WILL PROVIDE YOU NOTICE AT LEAST 30 DAYS PRIOR TO MODIFICATION, SUSPENSION OR TERMINATION OF THE DCA PROGRAM. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE DCA PROGRAM, WE WILL TRANSFER THE REMAINING MONEY ACCORDING TO YOUR CURRENT DCA TARGET ALLOCATIONS ON FILE.



TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts, subject to the Company's and the Underlying Funds' short term trading policies, by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to


                                       13



modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit.


SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or
(3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12 months from the date of your 5th transfer request ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2014 and within the previous six months (from February 17, 2014 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2014 must be submitted by U.S. Mail (from August 17, 2014 through August 16, 2015).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1)    the number of transfers made in a defined period;

                                       14



     (2)    the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.


                                       15



TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU IF WE EXERCISE THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, WE WILL NO LONGER ADMINISTER THE PROGRAM AND YOUR INVESTMENTS WILL NO LONGER BE REBALANCED.



VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio, Fixed Account or DCA Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in your contract at all


                                       16



times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU IF WE EXERCISE THAT RIGHT.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES
BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


You designate your Beneficiary(ies) who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.


If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death in Good Order. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death in Good Order to be satisfactory written proof of death which may include: (1) a certified copy of the death certificate; (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.


For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record, unless otherwise required by state law.


The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with


                                       17



the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options.

There are certain restrictions applicable to this program. No Purchase Payments are permitted. Optional features, including death benefits, elected by the original Owner are not available and any changes associated with these features will no longer be deducted. The contract may not be assigned and ownership may not be changed or jointly owned. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.


OTHER BENEFICIARY CONTINUATION OPTIONS


The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by the fifth anniversary of death. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.


DEATH BENEFIT OPTIONS

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 81st birthday or date of death. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN OCTOBER 24, 2001 AND APRIL 30, 2009.


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1.   Contract value; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. Contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all


                                       18



          compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

For Option 1, in the state of Washington, Net Purchase Payments are compounded at 3% annual growth rate regardless of the issue age.


OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

     o     you are age 81 or older at the time of contract issue; or

     o     you are age 90 or older at the time of your death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN FEBRUARY 21, 1997 AND OCTOBER 23, 2001:


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1.   Contract value; or

     2. Total Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

     3. Contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

     1.   Contract value; or

     2.   Total Purchase Payments less any withdrawals; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:

     o     you are age 81 or older at the time of contract issue; or

     o     you are age 90 or older at the time of your death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTION IF YOUR CONTRACT WAS ISSUED PRIOR TO FEBRUARY 21, 1997.


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1.   Contract value; or

     2. Total Purchase Payments less withdrawals, ( and any fees or charges applicable to such withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

     3. Contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, (and any fees or charges applicable to such withdrawals), since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO MAY 1, 2009, YOU MAY HAVE ELECTED ESTATEPLUS WHICH IS NO LONGER OFFERED.

THE FOLLOWING IS A DESCRIPTION OF THE ESTATEPLUS DEATH BENEFIT, IF ELECTED, FOR CONTRACTS ISSUED BETWEEN MARCH 20, 2001 AND APRIL 30, 2009:


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee


                                       19



for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issued your contract. This benefit is not available for election in Washington.

You must have elected EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:


 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 Years 0 - 4      25% of Earnings     40% of Net Purchase
                                      Payments
 Years 5 - 9      40% of Earnings     65% of Net Purchase
                                      Payments*
 Years 10+        50% of Earnings     75% of Net Purchase
                                      Payments*

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:


 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Net Purchase
 Years                                Payments*

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.


What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.


SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

Non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, he/she will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A

CONTINUING SPOUSE'S DEATH.


                                       20

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES


Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds' own board of directors.



12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Series II of the AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), Class 2 shares of the American Funds Insurance Series, and Class 3 shares of SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract. If you invested in Class 1 shares of Anchor Series Trust or SunAmerica Series Trust, the Underlying Funds are not subject to 12b-1 Fees.


Only Class 2 shares of AST and SAST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003, with the exception of the Foreign Value, SA Marsico Focused Growth and Small & Mid Cap Value Underlying Funds of SAST which are available as Class 3 shares.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.


There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.


OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

EstatePlus is no longer offered for election.


PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY


                                       21



APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A
PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE


We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of affiliated and unaffiliated broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 2.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.


The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2014 in the Statement of Additional Information which is available upon request.


NON-CASH COMPENSATION. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend



                                       22




educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.


Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST. YOU MAY WISH TO TAKE SUCH REVENUE SHARING ARRANGEMENTS INTO ACCOUNT WHEN CONSIDERING OR EVALUATING ANY RECOMMENDATION RELATING TO THIS CONTRACT.



PAYMENTS WE RECEIVE


We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We and our affiliates generally receive three kinds of payments described below.


RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment adviser realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.


OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INCOME PHASE


WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.


WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.


                                       23



If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below. For contracts issued prior to January 1, 2001, the Latest Annuity Date is defined as the first business day of the month following your 90th birthday or 10 years after your contract issue date, whichever is later. For contracts issued on or after January 1, 2001, your Latest Annuity Date is defined as the first business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.


HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.


WHAT IS THE IMPACT ON THE DEATH BENEFIT IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. PLEASE SEE DEATH BENEFITS ABOVE.

CAN I EXTEND THE ACCUMULATION PHASE PAST THE LATEST ANNUITY DATE?

If you do not begin the Income Phase earlier, annuity income payments must begin on your Latest Annuity Date. For contracts issued prior to January 1, 2001, with a Latest Annuity Date of age 90, we may offer you the opportunity to extend your Accumulation Phase up to age 95 at our sole discretion. Currently, we allow extensions of the Accumulation Phase, in one-year increments ("Extension Periods"), provided your contract is eligible for an Extension Period as described below upon your request. Accepting our offer to extend the Accumulation Phase does not preclude you from requesting to annuitize your contract prior to the end of the Extension Period. If you enter an Extension Period, your contract remains in the Accumulation Phase, you retain all current benefits, and can choose to surrender or annuitize in the future.

In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for Extension Periods you must notify us that you want to extend your Accumulation Phase. Please see LEGAL PROCEEDINGS for more information about the settlement and our enhanced practices related to the handling of unclaimed property.

If you do not notify us that you wish to enter an Extension Period, your contract will be annuitized on the Latest Annuity Date using the default option specified below. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.

If you enter an Extension Period, your contract remains in the Accumulation Phase, you retain all current benefits, and can choose to surrender or annuitize in the future. If you do not wish to enter or continue an Extension Period, you can elect to annuitize by mailing a completed Annuity Option Selection Form to our Annuity Service Center. Accepting our offer to extend the Accumulation Phase does not preclude you from requesting to annuitize your contract prior to the end of the Extension Period.

EXTENSION PERIODS WILL NOT BE OFFERED BEYOND THE FIRST BUSINESS DAY OF THE MONTH FOLLOWING YOUR 95TH BIRTHDAY. If your Accumulation Phase is extended to the first business day of the month following your 95th birthday but you have not selected an Annuity Payout Option by that date, we will automatically annuitize your contract using the default option specified below.

We will contact you prior to your Latest Annuity Date to inform you of Extension Periods, if available. Currently, you may be eligible for an Extension Period provided you do not have a Leveraged Death Benefit. A Leveraged Death Benefit is determined as follows:

     (1) a withdrawal is taken after May 2, 2011 (unless taken as a systematic withdrawal of the RMD for this contract); and

     (2) the death benefit to contract value ratio is 300% or more, on the date we determine eligibility for an Extension Period.

If we determine you are not eligible for an Extension Period due to having a Leveraged Death Benefit, as defined above, we will not allow any extensions of your Accumulation Phase, and your contract will be annuitized on the Latest Annuity Date. Subsequently, if we determine you are no longer eligible for an Extension Period, we will then annuitize your contract on the first business day of the month following the end of the current Extension Period in accordance with the default annuity income payment option specified below and in your contract. You may select another annuity income payment option so long as you notify us in writing at least 30 days prior to that date.

We reserve the right, at our sole discretion, to refuse to offer Extension Periods, regardless of whether we may have granted Extension Periods in the past to you or other similarly situated contract owners.


ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income


                                       24



payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.


ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.


ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.


ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     o for life income options, your age when annuity income payments begin; and

     o the contract value attributable to the Variable Portfolios on the Annuity Date; and

     o the 3.5% assumed investment rate used in the annuity table for the contract; and

     o the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.


                                       25



If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM
A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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--------------------------------------------------------------------------------

THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.


ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS


Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize


                                       26



your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     o     after attaining age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o     under an immediate annuity contract;

     o when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     o     after attainment of age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

     o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     o transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     o for payment of health insurance if you are unemployed and meet certain requirements;


     o distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;


     o amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;


     o payments to certain individuals called up for active duty after September 11, 2001; and


     o payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the


                                       27



IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. Upon notification of your death, we will terminate the automatic required minimum distribution unless your Beneficiary instructs us otherwise. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required


                                       28



minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.



FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined to mean:

     o     a citizen or resident of the United States



     o a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia



     o any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

     o     a person that meets the substantial presence test

     o     any other person that is not a foreign person.

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form.


OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


                                       29



DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                               OTHER INFORMATION
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THE DISTRIBUTOR


AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.

THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.



OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest,


                                       30



the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.


THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Four was a separate account of SunAmerica Annuity, originally established under California law on November 8, 1994. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Four was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.


THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all


                                       31



insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group, Inc.



FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS


The financial statements of the Company, Guarantor and Separate Account are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.



CYBER SECURITY

The Company is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, the Company is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of



                                       32




confidential contract owner information. Cyber-attacks affecting us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential contract owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.



LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries.


As of April 30, 2015, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.



REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company

General Account

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts


Financial Statements


                                       33

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                         ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                    12/31/05         12/31/06         12/31/07
================================================== ================ ================ ================
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$14.731       (a)$15.776       (a)$17.604
                                                   (b)$14.592       (b)$15.589       (b)$17.351
 Ending AUV....................................... (a)$15.776       (a)$17.604       (a)$17.254
                                                   (b)$15.589       (b)$17.351       (b)$16.964
 Ending Number of AUs............................. (a)727,670       (a)551,178       (a)472,972
                                                   (b)4,781         (b)4,239         (b)3,201

---------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$14.643       (a)$15.658       (a)$17.446
                                                   (b)$14.527       (b)$15.496       (b)$17.221
 Ending AUV....................................... (a)$15.658       (a)$17.446       (a)$17.074
                                                   (b)$15.496       (b)$17.221       (b)$16.813
 Ending Number of AUs............................. (a)89,057        (a)41,385        (a)39,546
                                                   (b)6,482         (b)5,333         (b)4,137

---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$16.310       (a)$18.325       (a)$21.736
                                                   (b)$16.209       (b)$18.167       (b)$21.494
 Ending AUV....................................... (a)$18.325       (a)$21.736       (a)$24.587
                                                   (b)$18.167       (b)$21.494       (b)$24.253
 Ending Number of AUs............................. (a)1,351,797     (a)1,852,469     (a)1,981,668
                                                   (b)66,682        (b)71,713        (b)59,744

---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$16.252       (a)$18.599       (a)$20.190
                                                   (b)$16.161       (b)$18.448       (b)$19.977
 Ending AUV....................................... (a)$18.599       (a)$20.190       (a)$22.342
                                                   (b)$18.448       (b)$19.977       (b)$22.050
 Ending Number of Aus............................. (a)1,805,720     (a)2,213,982     (a)2,246,398
                                                   (b)101,094       (b)87,147        (b)79,207

---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$15.434       (a)$16.088       (a)$18.254
                                                   (b)$15.342       (b)$15.952       (b)$18.055
 Ending AUV....................................... (a)$16.088       (a)$18.254       (a)$18.886
                                                   (b)$15.952       (b)$18.055       (b)$18.633
 Ending Number of AUs............................. (a)3,460,009     (a)4,482,719     (a)4,777,257
                                                   (b)167,110       (b)157,939       (b)154,653

---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$22.327       (a)$23.083       (a)$25.309
                                                   (b)$22.124       (b)$22.816       (b)$24.953
 Ending AUV....................................... (a)$23.083       (a)$25.309       (a)$27.031
                                                   (b)$22.816       (b)$24.953       (b)$26.585
 Ending Number of AUs............................. (a)1,700,748     (a)1,596,213     (a)1,514,381
                                                   (b)8,329         (b)7,924         (b)9,451

---------------------------------------------------
ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$22.218       (a)$22.936       (a)$25.110
                                                   (b)$22.052       (b)$22.708       (b)$24.798
 Ending AUV....................................... (a)$22.936       (a)$25.110       (a)$26.779
                                                   (b)$22.708       (b)$24.798       (b)$26.380
 Ending Number of AUs............................. (a)610,059       (a)564,600       (a)502,047
                                                   (b)22,665        (b)20,414        (b)19,709

---------------------------------------------------



                                                      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                         ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                    12/31/08         12/31/09         12/31/10         12/31/11
================================================== ================ ================ ================ ================
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$17.254       (a)$8.048        (a)$11.136       (a)$13.288
                                                   (b)$16.964       (b)$7.893        (b)$10.894       (b)$12.967
 Ending AUV....................................... (a)$8.048        (a)$11.136       (a)$13.288       (a)$12.829
                                                   (b)$7.893        (b)$10.894       (b)$12.967       (b)$12.488
 Ending Number of AUs............................. (a)388,768       (a)293,591       (a)255,549       (a)222,790
                                                   (b)3,185         (b)3,329         (b)3,039         (b)3,026

---------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$17.074       (a)$7.952        (a)$10.986       (a)$13.090
                                                   (b)$16.813       (b)$7.810        (b)$10.764       (b)$12.793
 Ending AUV....................................... (a)$7.952        (a)$10.986       (a)$13.090       (a)$12.619
                                                   (b)$7.810        (b)$10.764       (b)$12.793       (b)$12.301
 Ending Number of AUs............................. (a)26,953        (a)24,575        (a)17,836        (a)15,085
                                                   (b)4,112         (b)3,728         (b)3,560         (b)3,783

---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$24.587       (a)$14.919       (a)$20.911       (a)$23.014
                                                   (b)$24.253       (b)$14.680       (b)$20.524       (b)$22.531
 Ending AUV....................................... (a)$14.919       (a)$20.911       (a)$23.014       (a)$20.653
                                                   (b)$14.680       (b)$20.524       (b)$22.531       (b)$20.169
 Ending Number of AUs............................. (a)1,690,798     (a)1,499,823     (a)1,351,840     (a)1,192,228
                                                   (b)54,833        (b)54,584        (b)46,807        (b)33,932

---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$22.342       (a)$12.329       (a)$16.929       (a)$19.788
                                                   (b)$22.050       (b)$12.137       (b)$16.624       (b)$19.383
 Ending AUV....................................... (a)$12.329       (a)$16.929       (a)$19.788       (a)$18.656
                                                   (b)$12.137       (b)$16.624       (b)$19.383       (b)$18.229
 Ending Number of Aus............................. (a)2,089,498     (a)1,901,648     (a)1,700,753     (a)1,508,789
                                                   (b)72,594        (b)68,409        (b)50,806        (b)55,051

---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$18.886       (a)$11.561       (a)$14.944       (a)$16.399
                                                   (b)$18.633       (b)$11.377       (b)$14.670       (b)$16.059
 Ending AUV....................................... (a)$11.561       (a)$14.944       (a)$16.399       (a)$15.856
                                                   (b)$11.377       (b)$14.670       (b)$16.059       (b)$15.489
 Ending Number of AUs............................. (a)5,006,870     (a)4,092,204     (a)3,655,834     (a)3,157,740
                                                   (b)128,400       (b)118,698       (b)94,951        (b)92,443

---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.031       (a)$20.487       (a)$24.678       (a)$27.673
                                                   (b)$26.585       (b)$20.099       (b)$24.150       (b)$27.013
 Ending AUV....................................... (a)$20.487       (a)$24.678       (a)$27.673       (a)$27.508
                                                   (b)$20.099       (b)$24.150       (b)$27.013       (b)$26.785
 Ending Number of AUs............................. (a)1,228,597     (a)1,066,473     (a)945,864       (a)804,770
                                                   (b)9,043         (b)7,860         (b)10,338        (b)8,657

---------------------------------------------------
ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$26.779       (a)$20.265       (a)$24.374       (a)$27.291
                                                   (b)$26.380       (b)$19.914       (b)$23.892       (b)$26.684
 Ending AUV....................................... (a)$20.265       (a)$24.374       (a)$27.291       (a)$27.088
                                                   (b)$19.914       (b)$23.892       (b)$26.684       (b)$26.419
 Ending Number of AUs............................. (a)451,067       (a)388,375       (a)292,869       (a)300,762
                                                   (b)17,973        (b)17,240        (b)16,735        (b)15,103

---------------------------------------------------



                                                      FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
                                                         ENDED            ENDED           ENDED
VARIABLE PORTFOLIOS                                    12/31/12         12/31/13         12/31/14
================================================== ================ ================ ===============
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$12.829       (a)$14.685       (a)$20.675
                                                   (b)$12.488       (b)$14.258       (b)$20.025
 Ending AUV....................................... (a)$14.685       (a)$20.675       (a)$20.475
                                                   (b)$14.258       (b)$20.025       (b)$19.782
 Ending Number of AUs............................. (a)199,694       (a)179,897       (a)159,129
                                                   (b)3,024         (b)3,019         (b)3,013

---------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$12.619       (a)$14.422       (a)$20.275
                                                   (b)$12.301       (b)$14.025       (b)$19.667
 Ending AUV....................................... (a)$14.422       (a)$20.275       (a)$20.049
                                                   (b)$14.025       (b)$19.667       (b)$19.399
 Ending Number of AUs............................. (a)9,908         (a)8,981         (a)8,788
                                                   (b)3,771         (b)108           (b)108

---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$20.653       (a)$24.930       (a)$31.720
                                                   (b)$20.169       (b)$24.285       (b)$30.823
 Ending AUV....................................... (a)$24.930       (a)$31.720       (a)$31.965
                                                   (b)$24.285       (b)$30.823       (b)$30.983
 Ending Number of AUs............................. (a)1,030,450     (a)914,235       (a)618,068
                                                   (b)29,333        (b)27,746        (b)22,141

---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$18.656       (a)$21.661       (a)$27.758
                                                   (b)$18.229       (b)$21.112       (b)$26.988
 Ending AUV....................................... (a)$21.661       (a)$27.758       (a)$29.666
                                                   (b)$21.112       (b)$26.988       (b)$28.771
 Ending Number of Aus............................. (a)1,335,741     (a)1,221,331     (a)744,164
                                                   (b)45,407        (b)38,964        (b)22,424

---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$15.856       (a)$18.347       (a)$24.126
                                                   (b)$15.489       (b)$17.876       (b)$23.449
 Ending AUV....................................... (a)$18.347       (a)$24.126       (a)$26.289
                                                   (b)$17.876       (b)$23.449       (b)$25.487
 Ending Number of AUs............................. (a)2,817,911     (a)2,494,967     (a)1,769,145
                                                   (b)91,574        (b)84,572        (b)60,754

---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.508       (a)$30.329       (a)$35.216
                                                   (b)$26.785       (b)$29.458       (b)$34.119
 Ending AUV....................................... (a)$30.329       (a)$35.216       (a)$37.272
                                                   (b)$29.458       (b)$34.119       (b)$36.021
 Ending Number of AUs............................. (a)679,218       (a)584,102       (a)492,717
                                                   (b)7,002         (b)6,024         (b)5,740

---------------------------------------------------
ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.088       (a)$29.821       (a)$34.574
                                                   (b)$26.419       (b)$29.012       (b)$33.552
 Ending AUV....................................... (a)$29.821       (a)$34.574       (a)$36.538
                                                   (b)$29.012       (b)$33.552       (b)$35.370
 Ending Number of AUs............................. (a)235,759       (a)239,241       (a)238,838
                                                   (b)12,130        (b)7,966         (b)7,838

---------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.


            EstatePlus is no longer being offered to contracts issued on or after May 1, 2009.

                                      A-1



                                             FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                           12/31/05         12/31/06         12/31/07         12/31/08
========================================= ================ ================ ================ ================
BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$14.964       (a)$15.017       (a)$16.398       (a)$17.023
                                          (b)$14.819       (b)$14.835       (b)$16.158       (b)$16.733
 Ending AUV.............................. (a)$15.017       (a)$16.398       (a)$17.023       (a)$12.425
                                          (b)$14.835       (b)$16.158       (b)$16.733       (b)$12.183
 Ending Number of AUs.................... (a)1,328,618     (a)1,154,984     (a)970,721       (a)828,947
                                          (b)8,069         (b)7,553         (b)6,923         (b)6,063

------------------------------------------
BALANCED - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$14.881       (a)$14.912       (a)$16.259       (a)$16.856
                                          (b)$14.769       (b)$14.763       (b)$16.056       (b)$16.604
 Ending AUV.............................. (a)$14.912       (a)$16.259       (a)$16.856       (a)$12.285
                                          (b)$14.763       (b)$16.056       (b)$16.604       (b)$12.072
 Ending Number of AUs.................... (a)291,468       (a)234,198       (a)208,851       (a)163,676
                                          (b)14,167        (b)9,439         (b)8,357         (b)7,166

------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$5.996        (a)$6.056        (a)$6.357        (a)$7.142
                                          (b)$5.935        (b)$5.980        (b)$6.261        (b)$7.017
 Ending AUV.............................. (a)$6.056        (a)$6.357        (a)$7.142        (a)$4.290
                                          (b)$5.980        (b)$6.261        (b)$7.017        (b)$4.205
 Ending Number of AUs.................... (a)257,480       (a)213,613       (a)210,779       (a)164,590
                                          (b)75,886        (b)67,420        (b)53,002        (b)44,081

------------------------------------------
BLUE CHIP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$5.980        (a)$6.030        (a)$6.321        (a)$7.090
                                          (b)$5.930        (b)$5.965        (b)$6.237        (b)$6.979
 Ending AUV.............................. (a)$6.030        (a)$6.321        (a)$7.090        (a)$4.253
                                          (b)$5.965        (b)$6.237        (b)$6.979        (b)$4.176
 Ending Number of AUs.................... (a)253,847       (a)179,160       (a)113,259       (a)118,231
                                          (b)35,883        (b)32,038        (b)30,739        (b)29,833

------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$36.106       (a)$39.703       (a)$43.571       (a)$54.805
                                          (b)$35.743       (b)$39.206       (b)$42.917       (b)$53.849
 Ending AUV.............................. (a)$39.703       (a)$43.571       (a)$54.805       (a)$32.197
                                          (b)$39.206       (b)$42.917       (b)$53.849       (b)$31.556
 Ending Number of AUs.................... (a)1,263,794     (a)1,137,127     (a)1,020,333     (a)940,450
                                          (b)45,904        (b)42,792        (b)35,821        (b)27,686

------------------------------------------
CAPITAL APPRECIATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$35.995       (a)$39.522       (a)$43.307       (a)$54.407
                                          (b)$35.710       (b)$39.111       (b)$42.750       (b)$53.573
 Ending AUV.............................. (a)$39.522       (a)$43.307       (a)$54.407       (a)$31.906
                                          (b)$39.111       (b)$42.750       (b)$53.573       (b)$31.338
 Ending Number of AUs.................... (a)218,390       (a)174,039       (a)148,220       (a)129,277
                                          (b)24,535        (b)19,486        (b)16,940        (b)15,021

------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$6.975        (a)$7.117        (a)$8.177        (a)$9.145
                                          (b)$6.904        (b)$7.027        (b)$8.054        (b)$8.985
 Ending AUV.............................. (a)$7.117        (a)$8.177        (a)$9.145        (a)$4.939
                                          (b)$7.027        (b)$8.054        (b)$8.985        (b)$4.841
 Ending Number of AUs.................... (a)121,681       (a)159,177       (a)156,237       (a)124,556
                                          (b)9,648         (b)9,678         (b)9,674         (b)9,656

------------------------------------------
CAPITAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$6.93         (a)$7.074        (a)$8.115        (a)$9.063
                                          (b)$6.887        (b)$6.999        (b)$8.009        (b)$8.922
 Ending AUV.............................. (a)$7.074        (a)$8.115        (a)$9.063        (a)$4.887
                                          (b)$6.999        (b)$8.009        (b)$8.922        (b)$4.799
 Ending Number of AUs.................... (a)59,761        (a)61,685        (a)21,307        (a)29,435
                                          (b)6,544         (b)2,503         (b)2,006         (b)1,674

------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$12.838       (a)$12.997       (a)$13.394       (a)$13.787
                                          (b)$12.712       (b)$12.838       (b)$13.197       (b)$13.550
 Ending AUV.............................. (a)$12.997       (a)$13.394       (a)$13.787       (a)$13.740
                                          (b)$12.838       (b)$13.197       (b)$13.550       (b)$13.470
 Ending Number of AUs.................... (a)1,047,946     (a)1,098,355     (a)1,104,516     (a)1,870,239
                                          (b)10,661        (b)12,816        (b)14,025        (b)40,250

------------------------------------------



                                           FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                              ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                          12/31/09      12/31/10      12/31/11      12/31/12      12/31/13      12/31/14
========================================= ============= ============= ============= ============= ============= =============
BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$12.425    (a)$15.179    (a)$16.719    (a)$16.841    (a)$18.765    (a)$22.083
                                          (b)$12.183    (b)$14.845    (b)$16.311    (b)$16.389    (b)$18.215    (b)$21.383
 Ending AUV.............................. (a)$15.179    (a)$16.719    (a)$16.841    (a)$18.765    (a)$22.083    (a)$24.239
                                          (b)$14.845    (b)$16.311    (b)$16.389    (b)$18.215    (b)$21.383    (b)$23.412
 Ending Number of AUs.................... (a)717,776    (a)648,513    (a)573,907    (a)502,733    (a)529,144    (a)453,432
                                          (b)5,427      (b)5,154      (b)9,358      (b)9,050      (b)8,031      (b)8,332

------------------------------------------
BALANCED - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$12.285    (a)$14.985    (a)$16.481    (a)$16.577    (a)$18.442    (a)$21.671
                                          (b)$12.072    (b)$14.688    (b)$16.113    (b)$16.167    (b)$17.941    (b)$21.030
 Ending AUV.............................. (a)$14.985    (a)$16.481    (a)$16.577    (a)$18.442    (a)$21.671    (a)$23.751
                                          (b)$14.688    (b)$16.113    (b)$16.167    (b)$17.941    (b)$21.030    (b)$22.990
 Ending Number of AUs.................... (a)145,783    (a)103,886    (a)120,107    (a)100,185    (a)106,588    (a)114,634
                                          (b)5,901      (b)6,117      (b)5,656      (b)5,409      (b)3,699      (b)3,253

------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$4.290     (a)$5.782     (a)$6.408     (a)$5.958     (a)$6.548     (a)$8.640
                                          (b)$4.205     (b)$5.653     (b)$6.248     (b)$5.796     (b)$6.353     (b)$8.363
 Ending AUV.............................. (a)$5.782     (a)$6.408     (a)$5.958     (a)$6.548     (a)$8.640     (a)$9.524
                                          (b)$5.653     (b)$6.248     (b)$5.796     (b)$6.353     (b)$8.363     (b)$9.195
 Ending Number of AUs.................... (a)139,053    (a)142,651    (a)128,808    (a)94,040     (a)85,833     (a)79,762
                                          (b)36,553     (b)10,956     (b)7,581      (b)7,515      (b)7,460      (b)7,412

------------------------------------------
BLUE CHIP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$4.253     (a)$5.724     (a)$6.333     (a)$5.880     (a)$6.452     (a)$8.501
                                          (b)$4.176     (b)$5.606     (b)$6.187     (b)$5.730     (b)$6.272     (b)$8.243
 Ending AUV.............................. (a)$5.724     (a)$6.333     (a)$5.880     (a)$6.452     (a)$8.501     (a)$9.357
                                          (b)$5.606     (b)$6.187     (b)$5.730     (b)$6.272     (b)$8.243     (b)$9.050
 Ending Number of AUs.................... (a)108,697    (a)80,267     (a)90,689     (a)82,822     (a)65,246     (a)85,151
                                          (b)22,037     (b)21,787     (b)20,888     (b)18,096     (b)16,190     (b)15,940

------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$32.197    (a)$43.370    (a)$52.425    (a)$47.995    (a)$58.566    (a)$78.348
                                          (b)$31.556    (b)$42.400    (b)$51.125    (b)$46.688    (b)$56.829    (b)$75.835
 Ending AUV.............................. (a)$43.370    (a)$52.425    (a)$47.995    (a)$58.566    (a)$78.348    (a)$88.928
                                          (b)$42.400    (b)$51.125    (b)$46.688    (b)$56.829    (b)$75.835    (b)$85.860
 Ending Number of AUs.................... (a)694,829    (a)606,250    (a)530,630    (a)438,745    (a)372,645    (a)324,316
                                          (b)20,933     (b)16,573     (b)15,851     (b)7,696      (b)7,178      (b)8,453

------------------------------------------
CAPITAL APPRECIATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$31.906    (a)$42.913    (a)$51.795    (a)$47.347    (a)$57.689    (a)$77.059
                                          (b)$31.338    (b)$42.044    (b)$50.620    (b)$46.157    (b)$56.098    (b)$74.748
 Ending AUV.............................. (a)$42.913    (a)$51.795    (a)$47.347    (a)$57.689    (a)$77.059    (a)$87.335
                                          (b)$42.044    (b)$50.620    (b)$46.157    (b)$56.098    (b)$74.748    (b)$84.505
 Ending Number of AUs.................... (a)103,518    (a)85,015     (a)68,461     (a)65,319     (a)63,163     (a)59,857
                                          (b)14,376     (b)12,370     (b)11,573     (b)10,317     (b)9,449      (b)9,080

------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$4.939     (a)$6.981     (a)$7.510     (a)$7.299     (a)$8.190     (a)$10.428
                                          (b)$4.841     (b)$6.824     (b)$7.323     (b)$7.100     (b)$7.947     (b)$10.092
 Ending AUV.............................. (a)$6.981     (a)$7.510     (a)$7.299     (a)$8.190     (a)$10.428    (a)$11.153
                                          (b)$6.824     (b)$7.323     (b)$7.100     (b)$7.947     (b)$10.092    (b)$10.767
 Ending Number of AUs.................... (a)115,452    (a)103,416    (a)89,863     (a)78,970     (a)73,130     (a)54,566
                                          (b)9,604      (b)9,622      (b)9,057      (b)9,057      (b)9,057      (b)9,057

------------------------------------------
CAPITAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$4.887     (a)$6.897     (a)$7.409     (a)$7.190     (a)$8.056     (a)$10.241
                                          (b)$4.799     (b)$6.756     (b)$7.239     (b)$7.008     (b)$7.832     (b)$9.932
 Ending AUV.............................. (a)$6.897     (a)$7.409     (a)$7.190     (a)$8.056     (a)$10.241    (a)$10.936
                                          (b)$6.756     (b)$7.239     (b)$7.008     (b)$7.832     (b)$9.932     (b)$10.580
 Ending Number of AUs.................... (a)33,997     (a)33,254     (a)35,359     (a)38,905     (a)34,945     (a)32,566
                                          (b)1,637      (b)1,684      (b)1,837      (b)1,800      (b)1,771      (b)1,739

------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$13.740    (a)$13.539    (a)$13.303    (a)$13.066    (a)$12.838    (a)$12.612
                                          (b)$13.470    (b)$13.240    (b)$12.977    (b)$12.714    (b)$12.460    (b)$12.210
 Ending AUV.............................. (a)$13.539    (a)$13.303    (a)$13.066    (a)$12.838    (a)$12.612    (a)$12.387
                                          (b)$13.240    (b)$12.977    (b)$12.714    (b)$12.460    (b)$12.210    (b)$11.962
 Ending Number of AUs.................... (a)935,603    (a)680,091    (a)587,247    (a)402,820    (a)434,125    (a)500,786
                                          (b)14,881     (b)10,391     (b)11,364     (b)4,528      (b)25,752     (b)29,422

------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-2



                                               FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                  ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                             12/31/05         12/31/06         12/31/07         12/31/08
=========================================== ================ ================ ================ ================
CASH MANAGEMENT - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.776       (a)$12.915       (a)$13.289       (a)$13.658
                                            (b)$12.687       (b)$12.793       (b)$13.131       (b)$13.463
 Ending AUV................................ (a)$12.915       (a)$13.289       (a)$13.658       (a)$13.591
                                            (b)$12.793       (b)$13.131       (b)$13.463       (b)$13.362
 Ending Number of AUs...................... (a)283,753       (a)218,021       (a)220,740       (a)444,621
                                            (b)17,484        (b)48,516        (b)68,640        (b)71,686

--------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$17.153       (a)$17.217       (a)$17.951       (a)$18.648
                                            (b)$16.977       (b)$16.997       (b)$17.677       (b)$18.318
 Ending AUV................................ (a)$17.217       (a)$17.951       (a)$18.648       (a)$16.938
                                            (b)$16.997       (b)$17.677       (b)$18.318       (b)$16.597
 Ending Number of AUs...................... (a)1,078,009     (a)1,152,296     (a)1,243,557     (a)1,129,362
                                            (b)35,953        (b)29,618        (b)26,709        (b)21,534

--------------------------------------------
CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$17.077       (a)$17.115       (a)$17.817       (a)$18.482
                                            (b)$16.924       (b)$16.920       (b)$17.570       (b)$18.180
 Ending AUV................................ (a)$17.115       (a)$17.817       (a)$18.482       (a)$16.762
                                            (b)$16.920       (b)$17.570       (b)$18.180       (b)$16.447
 Ending Number of AUs...................... (a)445,743       (a)411,889       (a)431,868       (a)391,404
                                            (b)48,298        (b)47,849        (b)41,742        (b)34,493

--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$31.548       (a)$34.369       (a)$39.032       (a)$40.618
                                            (b)$31.231       (b)$33.939       (b)$38.448       (b)$39.910
 Ending AUV................................ (a)$34.369       (a)$39.032       (a)$40.618       (a)$24.739
                                            (b)$33.939       (b)$38.448       (b)$39.910       (b)$24.247
 Ending Number of AUs...................... (a)2,752,424     (a)2,455,170     (a)2,126,888     (a)1,664,221
                                            (b)31,636        (b)26,103        (b)26,351        (b)22,789

--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$31.362       (a)$34.116       (a)$38.687       (a)$40.198
                                            (b)$31.088       (b)$33.733       (b)$38.157       (b)$39.549
 Ending AUV................................ (a)$34.116       (a)$38.687       (a)$40.198       (a)$24.447
                                            (b)$33.733       (b)$38.157       (b)$39.549       (b)$23.992
 Ending Number of AUs...................... (a)508,636       (a)460,070       (a)405,052       (a)342,021
                                            (b)52,225        (b)46,903        (b)43,177        (b)39,171

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$11.385       (a)$10.906       (a)$13.067       (a)$12.621
                                            (b)$11.272       (b)$10.771       (b)$12.873       (b)$12.403
 Ending AUV................................ (a)$10.906       (a)$13.067       (a)$12.621       (a)$9.125
                                            (b)$10.771       (b)$12.873       (b)$12.403       (b)$8.944
 Ending Number of AUs...................... (a)444,393       (a)366,486       (a)248,713       (a)189,963
                                            (b)2,391         (b)1,174         (b)1,174         (b)1,174

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$11.348       (a)$10.855       (a)$12.986       (a)$12.524
                                            (b)$11.239       (b)$10.724       (b)$12.797       (b)$12.311
 Ending AUV................................ (a)$10.855       (a)$12.986       (a)$12.524       (a)$9.041
                                            (b)$10.724       (b)$12.797       (b)$12.311       (b)$8.864
 Ending Number of AUs...................... (a)185,694       (a)143,323       (a)81,439        (a)60,269
                                            (b)14,376        (b)11,629        (b)11,186        (b)10,493

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$17.603       (a)$18.148       (a)$20.859       (a)$20.567
                                            (b)$17.423       (b)$17.917       (b)$20.543       (b)$20.204
 Ending AUV................................ (a)$18.148       (a)$20.859       (a)$20.567       (a)$12.463
                                            (b)$17.917       (b)$20.543       (b)$20.204       (b)$12.213
 Ending Number of AUs...................... (a)799,430       (a)618,674       (a)510,851       (a)378,364
                                            (b)11,830        (b)12,111        (b)10,226        (b)7,262

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$17.524       (a)$18.039       (a)$20.703       (a)$20.381
                                            (b)$17.389       (b)$17.855       (b)$20.441       (b)$20.073
 Ending AUV................................ (a)$18.039       (a)$20.703       (a)$20.381       (a)$12.332
                                            (b)$17.855       (b)$20.441       (b)$20.073       (b)$12.115
 Ending Number of AUs...................... (a)125,823       (a)108,264       (a)76,918        (a)63,278
                                            (b)23,078        (b)18,015        (b)17,788        (b)17,170

--------------------------------------------



                                               FISCAL YEAR      FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                  ENDED            ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                             12/31/09         12/31/10        12/31/11      12/31/12      12/31/13
=========================================== ================ ================ ============= ============= =============
CASH MANAGEMENT - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$13.591       (a)$13.372       (a)$13.120    (a)$12.867    (a)$12.623
                                            (b)$13.362       (b)$13.114       (b)$12.835    (b)$12.556    (b)$12.287
 Ending AUV................................ (a)$13.372       (a)$13.120       (a)$12.867    (a)$12.623    (a)$12.382
                                            (b)$13.114       (b)$12.835       (b)$12.556    (b)$12.287    (b)$12.023
 Ending Number of AUs...................... (a)320,848       (a)186,318       (a)265,927    (a)204,126    (a)227,248
                                            (b)32,033        (b)9,549         (b)9,281      (b)9,636      (b)8,962

--------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$16.938       (a)$21.850       (a)$23.881    (a)$25.029    (a)$27.465
                                            (b)$16.597       (b)$21.356       (b)$23.283    (b)$24.341    (b)$26.643
 Ending AUV................................ (a)$21.850       (a)$23.881       (a)$25.029    (a)$27.465    (a)$27.430
                                            (b)$21.356       (b)$23.283       (b)$24.341    (b)$26.643    (b)$26.543
 Ending Number of AUs...................... (a)1,097,726     (a)973,745       (a)826,600    (a)721,405    (a)616,312
                                            (b)22,482        (b)21,500        (b)19,050     (b)16,628     (b)12,892

--------------------------------------------
CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$16.762       (a)$21.590       (a)$23.561    (a)$24.657    (a)$27.016
                                            (b)$16.447       (b)$21.131       (b)$23.003    (b)$24.013    (b)$26.245
 Ending AUV................................ (a)$21.590       (a)$23.561       (a)$24.657    (a)$27.016    (a)$26.941
                                            (b)$21.131       (b)$23.003       (b)$24.013    (b)$26.245    (b)$26.107
 Ending Number of AUs...................... (a)341,332       (a)308,669       (a)292,469    (a)289,469    (a)259,641
                                            (b)34,068        (b)34,107        (b)34,765     (b)35,539     (b)30,538

--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$24.739       (a)$32.530       (a)$35.942    (a)$33.903    (a)$37.636
                                            (b)$24.247       (b)$31.804       (b)$35.052    (b)$32.980    (b)$36.520
 Ending AUV................................ (a)$32.530       (a)$35.942       (a)$33.903    (a)$37.636    (a)$49.555
                                            (b)$31.804       (b)$35.052       (b)$32.980    (b)$36.520    (b)$47.966
 Ending Number of AUs...................... (a)1,398,791     (a)1,191,781     (a)994,176    (a)860,022    (a)728,590
                                            (b)20,164        (b)18,107        (b)16,412     (b)14,768     (b)12,954

--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$24.447       (a)$32.098       (a)$35.412    (a)$33.352    (a)$36.969
                                            (b)$23.992       (b)$31.422       (b)$34.579    (b)$32.487    (b)$35.920
 Ending AUV................................ (a)$32.098       (a)$35.412       (a)$33.352    (a)$36.969    (a)$48.603
                                            (b)$31.422       (b)$34.579       (b)$32.487    (b)$35.920    (b)$47.107
 Ending Number of AUs...................... (a)300,815       (a)250,054       (a)233,098    (a)207,148    (a)171,543
                                            (b)35,381        (b)34,171        (b)32,704     (b)32,201     (b)28,090

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$9.125        (a)$10.799       (a)$12.415    (a)$13.779    (a)$15.447
                                            (b)$8.944        (b)$10.558       (b)$12.109    (b)$13.406    (b)$14.990
 Ending AUV................................ (a)$10.799       (a)$12.415       (a)$13.779    (a)$15.447    (a)$20.786
                                            (b)$10.558       (b)$12.109       (b)$13.406    (b)$14.990    (b)$20.122
 Ending Number of AUs...................... (a)184.082       (a)149,533       (a)142,474    (a)128,876    (a)118,599
                                            (b)1,144         (b)1,140         (b)1,140      (b)1,140      (b)1,140

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$9.041        (a)$10.683       (a)$12.264    (a)$13.591    (a)$15.213
                                            (b)$8.864        (b)$10.449       (b)$11.965    (b)$13.227    (b)$14.768
 Ending AUV................................ (a)$10.683       (a)$12.264       (a)$13.591    (a)$15.213    (a)$20.441
                                            (b)$10.449       (b)$11.965       (b)$13.227    (b)$14.768    (b)$19.793
 Ending Number of AUs...................... (a)48,617        (a)38,143        (a)35,954     (a)36,636     (a)37,369
                                            (b)7,926         (b)7,926         (b)8,314      (b)5,340      (b)5,638

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.463       (a)$16.215       (a)$18.699    (a)$18.398    (a)$21.173
                                            (b)$12.213       (b)$15.850       (b)$18.232    (b)$17.894    (b)$20.541
 Ending AUV................................ (a)$16.215       (a)$18.699       (a)$18.398    (a)$21.173    (a)$27.366
                                            (b)$15.850       (b)$18.232       (b)$17.894    (b)$20.541    (b)$26.484
 Ending Number of AUs...................... (a)293,940       (a)255,935       (a)205,259    (a)180,705    (a)145,186
                                            (b)7,262         (b)7,145         (b)4,124      (b)4,013      (b)2,021

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.332       (a)$16.020       (a)$18.447    (a)$18.123    (a)$20.825
                                            (b)$12.115       (b)$15.700       (b)$18.033    (b)$17.671    (b)$20.256
 Ending AUV................................ (a)$16.020       (a)$18.447       (a)$18.123    (a)$20.825    (a)$26.876
                                            (b)$15.700       (b)$18.033       (b)$17.671    (b)$20.256    (b)$26.076
 Ending Number of AUs...................... (a)54,810        (a)59,071        (a)35,176     (a)26,330     (a)22,312
                                            (b)16,346        (b)16,577        (b)14,959     (b)15,029     (b)14,467

--------------------------------------------



                                             FISCAL YEAR
                                                ENDED
VARIABLE PORTFOLIOS                            12/31/14
=========================================== =============
CASH MANAGEMENT - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.382
                                            (b)$12.023
 Ending AUV................................ (a)$12.143
                                            (b)$11.761
 Ending Number of AUs...................... (a)317,004
                                            (b)9,152

--------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$27.430
                                            (b)$26.543
 Ending AUV................................ (a)$28.584
                                            (b)$27.591
 Ending Number of AUs...................... (a)514,732
                                            (b)12,655

--------------------------------------------
CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$26.941
                                            (b)$26.107
 Ending AUV................................ (a)$28.033
                                            (b)$27.097
 Ending Number of AUs...................... (a)249,380
                                            (b)28,390

--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$49.555
                                            (b)$47.966
 Ending AUV................................ (a)$52.096
                                            (b)$50.300
 Ending Number of AUs...................... (a)617,861
                                            (b)12,166

--------------------------------------------
DAVIS VENTURE VALUE - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$48.603
                                            (b)$47.107
 Ending AUV................................ (a)$51.020
                                            (b)$49.325
 Ending Number of AUs...................... (a)155,578
                                            (b)25,784

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$20.786
                                            (b)$20.122
 Ending AUV................................ (a)$22.675
                                            (b)$21.895
 Ending Number of AUs...................... (a)100,156
                                            (b)1,140

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$20.441
                                            (b)$19.793
 Ending AUV................................ (a)$22.264
                                            (b)$21.506
 Ending Number of AUs...................... (a)33,806
                                            (b)5,609

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$27.366
                                            (b)$26.484
 Ending AUV................................ (a)$29.768
                                            (b)$28.736
 Ending Number of AUs...................... (a)124,055
                                            (b)2,029

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$26.876
                                            (b)$26.076
 Ending AUV................................ (a)$29.191
                                            (b)$28.251
 Ending Number of AUs...................... (a)20,699
                                            (b)14,544

--------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-3



                                                    FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                       ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                  12/31/05         12/31/06         12/31/07         12/31/08
================================================ ================ ================ ================ ================
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.................................. (a)$14.701       (a)$15.918       (a)$19.918       (a)$22.377
                                                 (b)$14.602       (b)$15.770       (b)$19.684       (b)$22.059
 Ending AUV..................................... (a)$15.918       (a)$19.918       (a)$22.377       (a)$12.999
                                                 (b)$15.770       (b)$19.684       (b)$22.059       (b)$12.782
 Ending Number of AUs........................... (a)696,234       (a)809,632       (a)870,236       (a)589,502
                                                 (b)26,095        (b)20,011        (b)19,415        (b)9,930

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.473       (a)$18.253       (a)$19.018       (a)$21.569
                                                 (b)$17.300       (b)$18.028       (b)$18.736       (b)$21.196
 Ending AUV..................................... (a)$18.253       (a)$19.018       (a)$21.569       (a)$11.718
                                                 (b)$18.028       (b)$18.736       (b)$21.196       (b)$11.487
 Ending Number of AUs........................... (a)78,635        (a)74,993        (a)62,268        (a)47,473
                                                 (b)6,072         (b)4,887         (b)2,485         (b)1,962

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.371       (a)$18.120       (a)$18.851       (a)$21.357
                                                 (b)$17.238       (b)$17.936       (b)$18.613       (b)$21.034
 Ending AUV..................................... (a)$18.120       (a)$18.851       (a)$21.357       (a)$11.586
                                                 (b)$17.936       (b)$18.613       (b)$21.034       (b)$11.383
 Ending Number of AUs........................... (a)13,598        (a)10,919        (a)12,456        (a)15,957
                                                 (b)2,680         (b)2,049         (b)1,335         (b)1,164

-------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.087       (a)$17.601       (a)$18.006       (a)$19.753
                                                 (b)$16.917       (b)$17.383       (b)$17.738       (b)$19.411
 Ending AUV..................................... (a)$17.601       (a)$18.006       (a)$19.753       (a)$20.557
                                                 (b)$17.383       (b)$17.738       (b)$19.411       (b)$20.150
 Ending Number of AUs........................... (a)322,542       (a)317,644       (a)445,946       (a)472,703
                                                 (b)3,598         (b)3,138         (b)5,159         (b)4,068

-------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$16.994       (a)$17.480       (a)$17.855       (a)$19.558
                                                 (b)$16.851       (b)$17.289       (b)$17.617       (b)$19.249
 Ending AUV..................................... (a)$17.480       (a)$17.855       (a)$19.558       (a)$20.324
                                                 (b)$17.289       (b)$17.617       (b)$19.249       (b)$19.952
 Ending Number of AUs........................... (a)117,624       (a)114,313       (a)102,712       (a)105,708
                                                 (b)6,989         (b)8,645         (b)9,427         (b)5,668

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.285       (a)$19.712       (a)$24.050       (a)$26.498
                                                 (b)$17.111       (b)$19.465       (b)$23.689       (b)$26.036
 Ending AUV..................................... (a)$19.712       (a)$24.050       (a)$26.498       (a)$14.774
                                                 (b)$19.465       (b)$23.689       (b)$26.036       (b)$14.480
 Ending Number of AUs........................... (a)445,675       (a)384,820       (a)324,105       (a)231,108
                                                 (b)5,165         (b)6,477         (b)5,913         (b)3,455

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.205       (a)$19.591       (a)$23.866       (a)$26.257
                                                 (b)$17.049       (b)$19.365       (b)$23.532       (b)$25.824
 Ending AUV..................................... (a)$19.591       (a)$23.866       (a)$26.257       (a)$14.617
                                                 (b)$19.365       (b)$23.532       (b)$25.824       (b)$14.340
 Ending Number of AUs........................... (a)49,997        (a)49,818        (a)33,944        (a)36,620
                                                 (b)4,970         (b)3,061         (b)3,061         (b)72

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$16.972       (a)$17.157       (a)$17.456       (a)$18.274
                                                 (b)$16.805       (b)$16.946       (b)$17.198       (b)$17.959
 Ending AUV..................................... (a)$17.157       (a)$17.456       (a)$18.274       (a)$18.779
                                                 (b)$16.946       (b)$17.198       (b)$17.959       (b)$18.409
 Ending Number of AUs........................... (a)1,658,067     (a)1,553,577     (a)1,537,810     (a)1,769,008
                                                 (b)52,669        (b)41,425        (b)40,968        (b)37,480

-------------------------------------------------



                                                    FISCAL YEAR      FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                       ENDED            ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                  12/31/09         12/31/10        12/31/11      12/31/12      12/31/13
================================================ ================ ================ ============= ============= =============
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.................................. (a)$12.999       (a)$16.636       (a)$16.865    (a)$14.641    (a)$17.202
                                                 (b)$12.782       (b)$16.317       (b)$16.501    (b)$14.290    (b)$16.747
 Ending AUV..................................... (a)$16.636       (a)$16.865       (a)$14.641    (a)$17.202    (a)$20.854
                                                 (b)$16.317       (b)$16.501       (b)$14.290    (b)$16.747    (b)$20.252
 Ending Number of AUs........................... (a)541,200       (a)524,185       (a)478,634    (a)417,934    (a)397,664
                                                 (b)10,659        (b)12,164        (b)19,616     (b)13,080     (b)20,725

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$11.718       (a)$15.694       (a)$18.085    (a)$16.836    (a)$19.261
                                                 (b)$11.487       (b)$15.345       (b)$17.640    (b)$16.381    (b)$18.693
 Ending AUV..................................... (a)$15.694       (a)$18.085       (a)$16.836    (a)$19.261    (a)$26.004
                                                 (b)$15.345       (b)$17.640       (b)$16.381    (b)$18.693    (b)$25.174
 Ending Number of AUs........................... (a)50,924        (a)40,969        (a)30,671     (a)28,097     (a)17,456
                                                 (b)1,907         (b)1,425         (b)1,466      (b)1,469      (b)211

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$11.586       (a)$15.494       (a)$17.829    (a)$16.572    (a)$18.931
                                                 (b)$11.383       (b)$15.184       (b)$17.428    (b)$16.160    (b)$18.414
 Ending AUV..................................... (a)$15.494       (a)$17.829       (a)$16.572    (a)$18.931    (a)$25.520
                                                 (b)$15.184       (b)$17.428       (b)$16.160    (b)$18.414    (b)$24.761
 Ending Number of AUs........................... (a)13,940        (a)12,477        (a)12,132     (a)7,090      (a)10,168
                                                 (b)1,138         (b)1,039         (b)1,041      (b)1,038      (b)963

-------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$20.557       (a)$21.765       (a)$22.783    (a)$23.730    (a)$24.279
                                                 (b)$20.150       (b)$21.281       (b)$22.220    (b)$23.086    (b)$23.561
 Ending AUV..................................... (a)$21.765       (a)$22.783       (a)$23.730    (a)$24.279    (a)$23.067
                                                 (b)$21.281       (b)$22.220       (b)$23.086    (b)$23.561    (b)$22.329
 Ending Number of AUs........................... (a)424,710       (a)402,285       (a)352,241    (a)344,225    (a)289,350
                                                 (b)4,911         (b)12,611        (b)11,839     (b)12,038     (b)16,812

-------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$20.324       (a)$21.486       (a)$22.456    (a)$23.355    (a)$23.859
                                                 (b)$19.952       (b)$21.040       (b)$21.936    (b)$22.756    (b)$23.190
 Ending AUV..................................... (a)$21.486       (a)$22.456       (a)$23.355    (a)$23.859    (a)$22.634
                                                 (b)$21.040       (b)$21.936       (b)$22.756    (b)$23.190    (b)$21.944
 Ending Number of AUs........................... (a)82,341        (a)97,754        (a)97,597     (a)100,441    (a)93,113
                                                 (b)5,653         (b)5,725         (b)4,871      (b)4,803      (b)3,986

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$14.774       (a)$18.829       (a)$21.204    (a)$18.715    (a)$21.545
                                                 (b)$14.480       (b)$18.408       (b)$20.678    (b)$18.205    (b)$20.906
 Ending AUV..................................... (a)$18.829       (a)$21.204       (a)$18.715    (a)$21.545    (a)$26.781
                                                 (b)$18.408       (b)$20.678       (b)$18.205    (b)$20.906    (b)$25.921
 Ending Number of AUs........................... (a)183,573       (a)159,810       (a)138,992    (a)117,817    (a)100,771
                                                 (b)1,383         (b)1,112         (b)2,033      (b)1,758      (b)1,704

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$14.617       (a)$18.601       (a)$20.916    (a)$18.434    (a)$21.189
                                                 (b)$14.340       (b)$18.203       (b)$20.418    (b)$17.949    (b)$20.581
 Ending AUV..................................... (a)$18.601       (a)$20.916       (a)$18.434    (a)$21.189    (a)$26.299
                                                 (b)$18.203       (b)$20.418       (b)$17.949    (b)$20.581    (b)$25.480
 Ending Number of AUs........................... (a)30,517        (a)25,512        (a)26,273     (a)20,813     (a)24,016
                                                 (b)72            (b)72            (b)2          (b)0          (b)--

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$18.779       (a)$19.284       (a)$19.940    (a)$21.032    (a)$21.500
                                                 (b)$18.409       (b)$18.857       (b)$19.450    (b)$20.463    (b)$20.866
 Ending AUV..................................... (a)$19.284       (a)$19.940       (a)$21.032    (a)$21.500    (a)$20.734
                                                 (b)$18.857       (b)$19.450       (b)$20.463    (b)$20.866    (b)$20.073
 Ending Number of AUs........................... (a)1,523,474     (a)1,265,808     (a)954,233    (a)812,325    (a)667,442
                                                 (b)32,070        (b)37,107        (b)30,739     (b)31,763     (b)17,267

-------------------------------------------------



                                                  FISCAL YEAR
                                                     ENDED
VARIABLE PORTFOLIOS                                 12/31/14
================================================ =============
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.................................. (a)$20.854
                                                 (b)$20.252
 Ending AUV..................................... (a)$19.108
                                                 (b)$18.509
 Ending Number of AUs........................... (a)247,677
                                                 (b)5,342

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$26.004
                                                 (b)$25.174
 Ending AUV..................................... (a)$27.556
                                                 (b)$26.610
 Ending Number of AUs........................... (a)12,029
                                                 (b)211

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$25.520
                                                 (b)$24.761
 Ending AUV..................................... (a)$27.003
                                                 (b)$26.134
 Ending Number of AUs........................... (a)11,075
                                                 (b)958

-------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$23.067
                                                 (b)$22.329
 Ending AUV..................................... (a)$22.642
                                                 (b)$21.863
 Ending Number of AUs........................... (a)240,086
                                                 (b)3,758

-------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$22.634
                                                 (b)$21.944
 Ending AUV..................................... (a)$22.184
                                                 (b)$21.454
 Ending Number of AUs........................... (a)91,233
                                                 (b)3,186

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$26.781
                                                 (b)$25.921
 Ending AUV..................................... (a)$27.483
                                                 (b)$26.534
 Ending Number of AUs........................... (a)91,655
                                                 (b)1,634

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$26.299
                                                 (b)$25.480
 Ending AUV..................................... (a)$26.948
                                                 (b)$26.044
 Ending Number of AUs........................... (a)20,097
                                                 (b)--

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$20.734
                                                 (b)$20.073
 Ending AUV..................................... (a)$21.476
                                                 (b)$20.739
 Ending Number of AUs........................... (a)564,213
                                                 (b)29,251

-------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.


        * Only available as Class 3 shares of SunAmerica Series Trust for all contracts.

                                      A-4



                                                    FISCAL YEAR      FISCAL YEAR    FISCAL YEAR   FISCAL YEAR
                                                       ENDED            ENDED          ENDED         ENDED
VARIABLE PORTFOLIOS                                  12/31/05         12/31/06        12/31/07      12/31/08
================================================ ================ ================ ============= =============
GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$16.887       (a)$17.046       (a)$17.317    (a)$18.101
                                                 (b)$16.757       (b)$16.873       (b)$17.098    (b)$17.828
 Ending AUV..................................... (a)$17.046       (a)$17.317       (a)$18.101    (a)$18.573
                                                 (b)$16.873       (b)$17.098       (b)$17.828    (b)$18.247
 Ending Number of AUs........................... (a)809,378       (a)703,156       (a)668,281    (a)689,539
                                                 (b)117,558       (b)105,067       (b)96,475     (b)56,795

-------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$29.142       (a)$30.747       (a)$34.307    (a)$37.234
                                                 (b)$28.856       (b)$30.369       (b)$33.800    (b)$36.593
 Ending AUV..................................... (a)$30.747       (a)$34.307       (a)$37.234    (a)$21.849
                                                 (b)$30.369       (b)$33.800       (b)$36.593    (b)$21.419
 Ending Number of AUs........................... (a)760,191       (a)620,293       (a)499,080    (a)397,072
                                                 (b)9,900         (b)8,185         (b)8,008      (b)8,380

-------------------------------------------------
GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$29.039       (a)$30.593       (a)$34.083    (a)$36.937
                                                 (b)$28.803       (b)$30.268       (b)$33.637    (b)$36.362
 Ending AUV..................................... (a)$30.593       (a)$34.083       (a)$36.937    (a)$21.642
                                                 (b)$30.268       (b)$33.637       (b)$36.362    (b)$21.252
 Ending Number of AUs........................... (a)127,065       (a)108,324       (a)80,966     (a)69,299
                                                 (b)18,123        (b)14,259        (b)13,748     (b)14,560

-------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$28.342       (a)$29.925       (a)$31.663    (a)$34.653
                                                 (b)$28.063       (b)$29.557       (b)$31.195    (b)$34.056
 Ending AUV..................................... (a)$29.925       (a)$31.663       (a)$34.653    (a)$19.486
                                                 (b)$29.557       (b)$31.195       (b)$34.056    (b)$19.102
 Ending Number of AUs........................... (a)1,642,478     (a)1,278,463     (a)997,911    (a)795,523
                                                 (b)11,441        (b)9,200         (b)9,198      (b)8,492

-------------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$28.166       (a)$29.694       (a)$31.372    (a)$34.283
                                                 (b)$27.949       (b)$29.392       (b)$30.974    (b)$33.765
 Ending AUV..................................... (a)$29.694       (a)$31.372       (a)$34.283    (a)$19.249
                                                 (b)$29.392       (b)$30.974       (b)$33.765    (b)$18.910
 Ending Number of AUs........................... (a)180,206       (a)138,714       (a)110,365    (a)87,918
                                                 (b)16,827        (b)13,312        (b)12,357     (b)11,853

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$4.786        (a)$5.075        (a)$5.670     (a)$6.789
                                                 (b)$4.742        (b)$5.016        (b)$5.590     (b)$6.677
 Ending AUV..................................... (a)$5.075        (a)$5.670        (a)$6.789     (a)$4.287
                                                 (b)$5.016        (b)$5.590        (b)$6.677     (b)$4.206
 Ending Number of AUs........................... (a)171,603       (a)168,142       (a)183,474    (a)116,267
                                                 (b)5,749         (b)11,899        (b)11,351     (b)9,546

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$4.772        (a)$5.052        (a)$5.636     (a)$6.738
                                                 (b)$4.726        (b)$4.991        (b)$5.554     (b)$6.623
 Ending AUV..................................... (a)$5.052        (a)$5.636        (a)$6.738     (a)$4.249
                                                 (b)$4.991        (b)$5.554        (b)$6.623     (b)$4.166
 Ending Number of AUs........................... (a)106,528       (a)95,733        (a)71,348     (a)50,093
                                                 (b)18,901        (b)5,095         (b)5,696      (b)3,765

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.401       (a)$18.658       (a)$21.072    (a)$21.041
                                                 (b)$17.250       (b)$18.450       (b)$20.785    (b)$20.702
 Ending AUV..................................... (a)$18.658       (a)$21.072       (a)$21.041    (a)$14.060
                                                 (b)$18.450       (b)$20.785       (b)$20.702    (b)$13.799
 Ending Number of AUs........................... (a)927,030       (a)906,100       (a)683,734    (a)606,727
                                                 (b)11,079        (b)9,771         (b)9,013      (b)9,281

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.316       (a)$18.539       (a)$20.906    (a)$20.844
                                                 (b)$17.171       (b)$18.338       (b)$20.628    (b)$20.515
 Ending AUV..................................... (a)$18.539       (a)$20.906       (a)$20.844    (a)$13.907
                                                 (b)$18.338       (b)$20.628       (b)$20.515    (b)$13.654
 Ending Number of AUs........................... (a)233,242       (a)221,067       (a)155,448    (a)141,861
                                                 (b)16,615        (b)16,681        (b)13,803     (b)12,962

-------------------------------------------------



                                                  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                     ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                 12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
================================================ ============= ============= ============= ============= =============
GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$18.573    (a)$19.044    (a)$19.663    (a)$20.708    (a)$21.137
                                                 (b)$18.247    (b)$18.664    (b)$19.222    (b)$20.193    (b)$20.559
 Ending AUV..................................... (a)$19.044    (a)$19.663    (a)$20.708    (a)$21.137    (a)$20.354
                                                 (b)$18.664    (b)$19.222    (b)$20.193    (b)$20.559    (b)$19.748
 Ending Number of AUs........................... (a)587,444    (a)451,975    (a)409,188    (a)375,450    (a)298,398
                                                 (b)51,662     (b)44,491     (b)39,108     (b)41,931     (b)38,037

-------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$21.849    (a)$29.782    (a)$33.482    (a)$30.915    (a)$34.700
                                                 (b)$21.419    (b)$29.123    (b)$32.659    (b)$30.080    (b)$33.679
 Ending AUV..................................... (a)$29.782    (a)$33.482    (a)$30.915    (a)$34.700    (a)$46.201
                                                 (b)$29.123    (b)$32.659    (b)$30.080    (b)$33.679    (b)$44.730
 Ending Number of AUs........................... (b)324,624    (a)266,090    (a)219,107    (a)188,234    (a)150,907
                                                 (b)9,411      (b)7,914      (b)6,069      (b)6,050      (b)5,947

-------------------------------------------------
GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$21.642    (a)$29.455    (a)$33.065    (a)$30.484    (a)$34.166
                                                 (b)$21.252    (b)$28.852    (b)$32.307    (b)$29.711    (b)$33.216
 Ending AUV..................................... (a)$29.455    (a)$33.065    (a)$30.484    (a)$34.166    (a)$45.422
                                                 (b)$28.852    (b)$32.307    (b)$29.711    (b)$33.216    (b)$44.050
 Ending Number of AUs........................... (a)55,198     (a)49,672     (a)41,260     (a)35,493     (a)34,480
                                                 (b)13,182     (b)12,405     (b)12,643     (b)11,129     (b)9,768

-------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$19.486    (a)$24.600    (a)$27.015    (a)$28.827    (a)$32.294
                                                 (b)$19.102    (b)$24.055    (b)$26.352    (b)$28.049    (b)$31.343
 Ending AUV..................................... (a)$24.600    (a)$27.015    (a)$28.827    (a)$32.294    (a)$41.909
                                                 (b)$24.055    (b)$26.352    (b)$28.049    (b)$31.343    (b)$40.574
 Ending Number of AUs........................... (a)674.726    (a)562,169    (a)485,961    (a)420,460    (a)359,244
                                                 (b)7,886      (b)7,756      (b)10,363     (b)11,270     (b)4,434

-------------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$19.249    (a)$24.264    (a)$26.607    (a)$28.350    (a)$31.711
                                                 (b)$18.910    (b)$23.778    (b)$26.009    (b)$27.643    (b)$30.844
 Ending AUV..................................... (a)$24.264    (a)$26.607    (a)$28.350    (a)$31.711    (a)$41.092
                                                 (b)$23.778    (b)$26.009    (b)$27.643    (b)$30.844    (b)$39.868
 Ending Number of AUs........................... (a)78,455     (a)57,169     (a)59,401     (a)49,978     (a)45,675
                                                 (b)11,249     (b)8,617      (b)8,244      (b)8,175      (b)7,110

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$4.287     (a)$4.994     (a)$6.115     (a)$5.880     (a)$6.808
                                                 (b)$4.206     (b)$4.887     (b)$5.969     (b)$5.725     (b)$6.613
 Ending AUV..................................... (a)$4.994     (a)$6.115     (a)$5.880     (a)$6.808     (a)$9.241
                                                 (b)$4.887     (b)$5.969     (b)$5.725     (b)$6.613     (b)$8.953
 Ending Number of AUs........................... (a)100,610    (a)85,916     (a)103,770    (a)87,339     (a)71,080
                                                 (b)9,271      (b)6,673      (b)4,451      (b)3,207      (b)3,307

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$4.249     (a)$4.941     (a)$6.042     (a)$5.801     (a)$6.707
                                                 (b)$4.166     (b)$4.833     (b)$5.894     (b)$5.645     (b)$6.510
 Ending AUV..................................... (a)$4.941     (a)$6.042     (a)$5.801     (a)$6.707     (a)$9.090
                                                 (b)$4.833     (b)$5.894     (b)$5.645     (b)$6.510     (b)$8.801
 Ending Number of AUs........................... (a)37,215     (a)24,729     (a)35,662     (a)34,048     (a)34,012
                                                 (b)1,004      (b)1,004      (b)1,004      (b)994        (b)994

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$14.060    (a)$19.667    (a)$22.199    (a)$22.799    (a)$26.269
                                                 (b)$13.799    (b)$19.254    (b)$21.678    (b)$22.209    (b)$25.526
 Ending AUV..................................... (a)$19.667    (a)$22.199    (a)$22.799    (a)$26.269    (a)$27.920
                                                 (b)$19.254    (b)$21.678    (b)$22.209    (b)$25.526    (b)$27.062
 Ending Number of AUs........................... (a)575,583    (a)489,485    (a)439,443    (a)402,220    (a)338,480
                                                 (b)8,654      (b)14,492     (b)10,537     (b)18,132     (b)18,353

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$13.907    (a)$19.424    (a)$21.892    (a)$22.450    (a)$25.829
                                                 (b)$13.654    (b)$19.023    (b)$21.385    (b)$21.876    (b)$25.106
 Ending AUV..................................... (a)$19.424    (a)$21.892    (a)$22.450    (a)$25.829    (a)$27.411
                                                 (b)$19.023    (b)$21.385    (b)$21.876    (b)$25.106    (b)$26.577
 Ending Number of AUs........................... (a)161,876    (a)118,760    (a)116,993    (a)119,379    (a)107,097
                                                 (b)20,155     (b)18,776     (b)17,222     (b)16,513     (b)13,778

-------------------------------------------------



                                                  FISCAL YEAR
                                                     ENDED
VARIABLE PORTFOLIOS                                 12/31/14
================================================ =============
GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$20.354
                                                 (b)$19.748
 Ending AUV..................................... (a)$21.052
                                                 (b)$20.374
 Ending Number of AUs........................... (a)307,402
                                                 (b)31,566

-------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$46.201
                                                 (b)$44.730
 Ending AUV..................................... (a)$48.894
                                                 (b)$47.219
 Ending Number of AUs........................... (a)126,660
                                                 (b)5,845

-------------------------------------------------
GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$45.422
                                                 (b)$44.050
 Ending AUV..................................... (a)$48.000
                                                 (b)$46.433
 Ending Number of AUs........................... (a)29,233
                                                 (b)8,748

-------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$41.909
                                                 (b)$40.574
 Ending AUV..................................... (a)$47.100
                                                 (b)$45.486
 Ending Number of AUs........................... (a)299,870
                                                 (b)4,348

-------------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$41.092
                                                 (b)$39.868
 Ending AUV..................................... (a)$46.112
                                                 (b)$44.627
 Ending Number of AUs........................... (a)42,709
                                                 (b)7,088

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$9.241
                                                 (b)$8.953
 Ending AUV..................................... (a)$9.441
                                                 (b)$9.124
 Ending Number of AUs........................... (a)60,757
                                                 (b)3,235

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$9.090
                                                 (b)$8.801
 Ending AUV..................................... (a)$9.272
                                                 (b)$8.956
 Ending Number of AUs........................... (a)28,098
                                                 (b)1,989

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$27.920
                                                 (b)$27.062
 Ending AUV..................................... (a)$27.732
                                                 (b)$26.812
 Ending Number of AUs........................... (a)223,030
                                                 (b)10,534

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$27.411
                                                 (b)$26.577
 Ending AUV..................................... (a)$27.186
                                                 (b)$26.293
 Ending Number of AUs........................... (a)66,465
                                                 (b)13,484

-------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-5



                                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                                   ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                              12/31/05         12/31/06         12/31/07
============================================================ ================ ================ ================
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$10.686       (a)$11.975       (a)$14.561
                                                             (b)$10.581       (b)$11.828       (b)$14.347
 Ending AUV................................................. (a)$11.975       (a)$14.561       (a)$16.543
                                                             (b)$11.828       (b)$14.347       (b)$16.258
 Ending Number of AUs....................................... (a)1,462,719     (a)1,344,028     (a)1,111,188
                                                             (b)808           (b)2,727         (b)1,784

-------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$10.643       (a)$11.910       (a)$14.460
                                                             (b)$10.547       (b)$11.772       (b)$14.257
 Ending AUV................................................. (a)$11.910       (a)$14.460       (a)$16.403
                                                             (b)$11.772       (b)$14.257       (b)$16.133
 Ending Number of AUs....................................... (a)242,513       (a)196,304       (a)182,554
                                                             (b)20,329        (b)15,581        (b)13,234

-------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$13.431       (a)$15.119       (a)$18.918
                                                             (b)$13.293       (b)$14.926       (b)$18.630
 Ending AUV................................................. (a)$15.119       (a)$18.918       (a)$19.968
                                                             (b)$14.926       (b)$18.630       (b)$19.615
 Ending Number of AUs....................................... (a)688,635       (a)779,718       (a)813,577
                                                             (b)6,756         (b)8,505         (b)7,781

-------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$13.386       (a)$15.045       (a)$18.798
                                                             (b)$13.285       (b)$14.895       (b)$18.564
 Ending AUV................................................. (a)$15.045       (a)$18.798       (a)$19.811
                                                             (b)$14.895       (b)$18.564       (b)$19.516
 Ending Number of AUs....................................... (a)241,546       (a)225,440       (a)201,796
                                                             (b)14,386        (b)11,262        (b)11,173

-------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.............................................. (a)$9.057        (a)$9.602        (a)$9.705
                                                             (b)$8.952        (b)$9.466        (b)$9.544
 Ending AUV................................................. (a)$9.602        (a)$9.705        (a)$11.150
                                                             (b)$9.466        (b)$9.544        (b)$10.938
 Ending Number of AUs....................................... (a)135,111       (a)159,275       (a)136,702
                                                             (b)17,356        (b)16,016        (b)14,186

-------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.............................................. (a)$12.064       (a)$12.371       (a)$14.139
                                                             (b)$11.978       (b)$12.252       (b)$13.968
 Ending AUV................................................. (a)$12.371       (a)$14.139       (a)$13.601
                                                             (b)$12.252       (b)$13.968       (b)$13.404
 Ending Number of AUs....................................... (a)1,711,110     (a)2,082,815     (a)2,081,629
                                                             (b)127,517       (b)112,674       (b)98,557

-------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 1/25/02)
 Beginning AUV.............................................. (a)$12.520       (a)$13.529       (a)$15.454
                                                             (b)$12.424       (b)$13.392       (b)$15.259
 Ending AUV................................................. (a)$13.529       (a)$15.454       (a)$15.605
                                                             (b)$13.392       (b)$15.259       (b)$15.370
 Ending Number of AUs....................................... (a)1,073,082     (a)1,569,658     (a)1,714,845
                                                             (b)34,442        (b)39,506        (b)43,813

-------------------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$11.713       (a)$11.911       (a)$13.758
                                                             (b)$11.624       (b)$11.791       (b)$13.586
 Ending AUV................................................. (a)$11.911       (a)$13.758       (a)$14.016
                                                             (b)$11.791       (b)$13.586       (b)$13.806
 Ending Number of AUs....................................... (a)1,525,011     (a)2,024,561     (a)2,177,467
                                                             (b)55,496        (b)56,591        (b)55,356

-------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$10.605       (a)$10.778       (a)$10.888
                                                             (b)$10.499       (b)$10.643       (b)$10.725
 Ending AUV................................................. (a)$10.778       (a)$10.888       (a)$12.541
                                                             (b)$10.643       (b)$10.725       (b)$12.323
 Ending Number of AUs....................................... (a)486,379       (a)448,140       (a)352,918
                                                             (b)18,828        (b)18,763        (b)16,694

-------------------------------------------------------------



                                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                              12/31/08         12/31/09         12/31/10         12/31/11
============================================================ ================ ================ ================ ================
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$16.543       (a)$9.863        (a)$12.546       (a)$13.406
                                                             (b)$16.258       (b)$9.669        (b)$12.268       (b)$13.077
 Ending AUV................................................. (a)$9.863        (a)$12.546       (a)$13.406       (a)$11.275
                                                             (b)$9.669        (b)$12.268       (b)$13.077       (b)$10.971
 Ending Number of AUs....................................... (a)908,506       (a)807,607       (a)687,637       (a)555,265
                                                             (b)2,998         (b)5,382         (b)9,463         (b)0

-------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$16.403       (a)$9.765        (a)$12.402       (a)$13.233
                                                             (b)$16.133       (b)$9.580        (b)$12.137       (b)$12.917
 Ending AUV................................................. (a)$9.765        (a)$12.402       (a)$13.233       (a)$11.113
                                                             (b)$9.580        (b)$12.137       (b)$12.917       (b)$10.821
 Ending Number of AUs....................................... (a)178,933       (a)193,715       (a)165,492       (a)116,043
                                                             (b)11,516        (b)8,845         (b)8,788         (b)7,622

-------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$19.968       (a)$10.638       (a)$13.386       (a)$14.119
                                                             (b)$19.615       (b)$10.424       (b)$13.083       (b)$13.766
 Ending AUV................................................. (a)$10.638       (a)$13.386       (a)$14.119       (a)$11.988
                                                             (b)$10.424       (b)$13.083       (b)$13.766       (b)$11.659
 Ending Number of AUs....................................... (a)386,600       (a)297,061       (a)253,704       (a)220,498
                                                             (b)5,986         (b)7,630         (b)6,669         (b)10,960

-------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$19.811       (a)$10.539       (a)$13.241       (a)$13.946
                                                             (b)$19.516       (b)$10.356       (b)$12.979       (b)$13.635
 Ending AUV................................................. (a)$10.539       (a)$13.241       (a)$13.946       (a)$11.823
                                                             (b)$10.356       (b)$12.979       (b)$13.635       (b)$11.531
 Ending Number of AUs....................................... (a)145,724       (a)108,116       (a)84,545        (a)83,184
                                                             (b)11,331        (b)10,348        (b)10,067        (b)10,312

-------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.............................................. (a)$11.150       (a)$5.588        (a)$9.117        (a)$10.736
                                                             (b)$10.938       (b)$5.468        (b)$8.899        (b)$10.453
 Ending AUV................................................. (a)$5.588        (a)$9.117        (a)$10.736       (a)$9.898
                                                             (b)$5.468        (b)$8.889        (b)$10.453       (b)$9.613
 Ending Number of AUs....................................... (a)133,147       (a)165,945       (a)136,804       (a)107,029
                                                             (b)11,216        (b)12,997        (b)20,631        (b)10,578

-------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.............................................. (a)$13.601       (a)$8.600        (a)$10.877       (a)$12.394
                                                             (b)$13.404       (b)$8.454        (b)$10.665       (b)$12.122
 Ending AUV................................................. (a)$8.600        (a)$10.877       (a)$12.394       (a)$11.949
                                                             (b)$8.454        (b)$10.665       (b)$12.122       (b)$11.658
 Ending Number of AUs....................................... (a)1,905,107     (a)1,694,718     (a)1,466,814     (a)1,262,338
                                                             (b)95,171        (b)78,545        (b)43,323        (b)38,076

-------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 1/25/02)
 Beginning AUV.............................................. (a)$15.605       (a)$10.419       (a)$12.736       (a)$14.073
                                                             (b)$15.370       (b)$10.236       (b)$12.481       (b)$13.757
 Ending AUV................................................. (a)$10.419       (a)$12.736       (a)$14.073       (a)$13.547
                                                             (b)$10.236       (b)$12.481       (b)$13.757       (b)$13.210
 Ending Number of AUs....................................... (a)1,576,347     (a)1,444,504     (a)1,287,003     (a)1,126,421
                                                             (b)44,688        (b)39,232        (b)29,801        (b)27,053

-------------------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$14.016       (a)$8.777        (a)$10.278       (a)$11.885
                                                             (b)$13.806       (b)$8.624        (b)$10.074       (b)$11.620
 Ending AUV................................................. (a)$8.777        (a)$10.278       (a)$11.885       (a)$10.994
                                                             (b)$8.624        (b)$10.074       (b)$11.620       (b)$10.722
 Ending Number of AUs....................................... (a)1,953,530     (a)1,784,061     (a)1,529,859     (a)1,315,152
                                                             (b)54,308        (b)42,066        (b)38,315        (b)33,612

-------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$12.541       (a)$6.996        (a)$9.814        (a)$12.126
                                                             (b)$12.323       (b)$6.857        (b)$9.594        (b)$11.825
 Ending AUV................................................. (a)$6.996        (a)$9.814        (a)$12.126       (a)$11.234
                                                             (b)$6.857        (b)$9.594        (b)$11.825       (b)$10.929
 Ending Number of AUs....................................... (a)276,844       (a)260,386       (a)217,006       (a)188,548
                                                             (b)13,654        (b)10,764        (b)8,716         (b)6,509

-------------------------------------------------------------



                                                                FISCAL YEAR    FISCAL YEAR   FISCAL YEAR
                                                                   ENDED          ENDED         ENDED
VARIABLE PORTFOLIOS                                              12/31/12        12/31/13      12/31/14
============================================================ ================ ============= =============
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$11.275       (a)$13.031    (a)$15.483
                                                             (b)$10.971       (b)$12.648    (b)$14.990
 Ending AUV................................................. (a)$13.031       (a)$15.483    (a)$13.960
                                                             (b)$12.648       (b)$14.990    (b)$13.482
 Ending Number of AUs....................................... (a)495,679       (a)438,264    (a)387,076
                                                             (b)0             (b)725        (b)4,337

-------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$11.113       (a)$12.825    (a)$15.214
                                                             (b)$10.821       (b)$12.456    (b)$14.741
 Ending AUV................................................. (a)$12.825       (a)$15.214    (a)$13.697
                                                             (b)$12.456       (b)$14.741    (b)$13.238
 Ending Number of AUs....................................... (a)90,318        (a)86,357     (a)96,160
                                                             (b)7,343         (b)2,397      (b)2,476

-------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$11.988       (a)$14.320    (a)$17.214
                                                             (b)$11.659       (b)$13.892    (b)$16.657
 Ending AUV................................................. (a)$14.320       (a)$17.214    (a)$15.351
                                                             (b)$13.892       (b)$16.657    (b)$14.818
 Ending Number of AUs....................................... (a)188,254       (a)169,641    (a)151,376
                                                             (b)3,901         (b)12,708     (b)3,281

-------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$11.823       (a)$14.102    (a)$16.926
                                                             (b)$11.531       (b)$13.719    (b)$16.425
 Ending AUV................................................. (a)$14.102       (a)$16.926    (a)$15.072
                                                             (b)$13.719       (b)$16.425    (b)$14.590
 Ending Number of AUs....................................... (a)66,789        (a)57,393     (a)55,399
                                                             (b)7,637         (b)7,458      (b)7,359

-------------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.............................................. (a)$9.898        (a)$11.055    (a)$15.222
                                                             (b)$9.613        (b)$10.709    (b)$14.710
 Ending AUV................................................. (a)$11.055       (a)$15.222    (a)$16.217
                                                             (b)$10.709       (b)$14.710    (b)$15.632
 Ending Number of AUs....................................... (a)102,193       (a)94,772     (a)20,492
                                                             (b)12,392        (b)7,234      (b)11,399

-------------------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.............................................. (a)$11.949       (a)$13.996    (a)$18.701
                                                             (b)$11.658       (b)$13.621    (b)$18.155
 Ending AUV................................................. (a)$13.996       (a)$18.701    (a)$20.095
                                                             (b)$13.621       (b)$18.155    (b)$19.459
 Ending Number of AUs....................................... (a)1,061,029     (a)904,380    (a)105,715
                                                             (b)33,596        (b)33,449     (b)9,163

-------------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 1/25/02)
 Beginning AUV.............................................. (a)$13.547       (a)$15.256    (a)$20.102
                                                             (b)$13.210       (b)$14.840    (b)$19.504
 Ending AUV................................................. (a)$15.256       (a)$20.102    (a)$21.772
                                                             (b)$14.840       (b)$19.504    (b)$21.072
 Ending Number of AUs....................................... (a)969,983       (a)910,286    (a)157,285
                                                             (b)18,368        (b)14,041     (b)3,510

-------------------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$10.994       (a)$12.137    (a)$16.246
                                                             (b)$10.722       (b)$11.806    (b)$15.765
 Ending AUV................................................. (a)$12.137       (a)$16.246    (a)$17.226
                                                             (b)$11.806       (b)$15.765    (b)$16.674
 Ending Number of AUs....................................... (a)1,121,108     (a)931,261    (a)663,930
                                                             (b)31,645        (b)28,357     (b)18,735

-------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$11.234       (a)$12.841    (a)$18.013
                                                             (b)$10.929       (b)$12.461    (b)$17.436
 Ending AUV................................................. (a)$12.841       (a)$18.013    (a)$19.740
                                                             (b)$12.461       (b)$17.436    (b)$19.060
 Ending Number of AUs....................................... (a)151,840       (a)142,914    (a)129,844
                                                             (b)6,007         (b)6,107      (b)5,800

-------------------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-6



                                                      FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                         ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                    12/31/05        12/31/06      12/31/07      12/31/08
================================================== ================ ============= ============= =============
MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$10.549       (a)$10.704    (a)$10.798    (a)$12.419
                                                   (b)$10.460       (b)$10.588    (b)$10.653    (b)$12.221
 Ending AUV....................................... (a)$10.704       (a)$10.798    (a)$12.419    (a)$6.917
                                                   (b)$10.588       (b)$10.653    (b)$12.221    (b)$6.790
 Ending Number of AUs............................. (a)255,726       (a)198,369    (a)158,282    (a)134,604
                                                   (b)35,869        (b)20,988     (b)19,566     (b)16,226

---------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.405       (a)$39.440    (a)$48.529    (a)$67.013
                                                   (b)$27.133       (b)$38.951    (b)$47.807    (b)$65.852
 Ending AUV....................................... (a)$39.440       (a)$48.529    (a)$67.013    (a)$33.134
                                                   (b)$38.951       (b)$47.807    (b)$65.852    (b)$32.479
 Ending Number of AUs............................. (a)388,718       (a)315,257    (a)313,563    (a)182,471
                                                   (b)6,105         (b)7,693      (b)6,026      (b)6,042

---------------------------------------------------
NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.327       (a)$39.268    (a)$48.246    (a)$66.523
                                                   (b)$27.042       (b)$38.763    (b)$47.506    (b)$65.340
 Ending AUV....................................... (a)$39.268       (a)$48.246    (a)$66.523    (a)$32.842
                                                   (b)$38.763       (b)$47.506    (b)$65.340    (b)$32.177
 Ending Number of AUs............................. (a)107,809       (a)99,499     (a)98,316     (a)90,770
                                                   (b)12,560        (b)7,642      (b)6,517      (b)5,225

---------------------------------------------------
SA AB GROWTH* - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$29.082       (a)$33.404    (a)$33.154    (a)$37.424
                                                   (b)$28.794       (b)$32.991    (b)$32.663    (b)$36.777
 Ending AUV....................................... (a)$33.404       (a)$33.154    (a)$37.424    (a)$21.843
                                                   (b)$32.991       (b)$32.663    (b)$36.777    (b)$21.412
 Ending Number of AUs............................. (a)1,272,463     (a)963,216    (a)732,729    (a)579,161
                                                   (b)8,754         (b)9,266      (b)8,332      (b)7,857

---------------------------------------------------
SA AB GROWTH* - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$28.811       (a)$33.044    (a)$32.748    (a)$36.909
                                                   (b)$28.536       (b)$32.647    (b)$32.274    (b)$36.284
 Ending AUV....................................... (a)$33.044       (a)$32.748    (a)$36.909    (a)$21.510
                                                   (b)$32.647       (b)$32.274    (b)$36.284    (b)$21.093
 Ending Number of AUs............................. (a)150,198       (a)119,922    (a)98,319     (a)87,458
                                                   (b)14,170        (b)10,643     (b)8,093      (b)7,619

---------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$18.754       (a)$19.822    (a)$21.404    (a)$22.251
                                                   (b)$18.604       (b)$19.615    (b)$21.128    (b)$21.909
 Ending AUV....................................... (a)$19.822       (a)$21.404    (a)$22.251    (a)$23.027
                                                   (b)$19.615       (b)$21.128    (b)$21.909    (b)$22.616
 Ending Number of AUs............................. (a)237,804       (a)235,107    (a)232,025    (a)415,921
                                                   (b)3,592         (b)2,692      (b)3,191      (b)8,851

---------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$18.658       (a)$19.691    (a)$21.232    (a)$22.039
                                                   (b)$18.499       (b)$19.474    (b)$20.945    (b)$21.687
 Ending AUV....................................... (a)$19.691       (a)$21.232    (a)$22.039    (a)$22.773
                                                   (b)$19.474       (b)$20.945    (b)$21.687    (b)$22.354
 Ending Number of AUs............................. (a)35,707        (a)34,026     (a)26,765     (a)40,655
                                                   (b)4,505         (b)3,417      (b)3,507      (b)11,211

---------------------------------------------------
SA MARSICO FOCUSED GROWTH*** - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$10.466       (a)$11.413    (a)$12.206    (a)$13.663
                                                   (b)$10.324       (b)$11.268    (b)$12.021    (b)$13.423
 Ending AUV....................................... (a)$11.413       (a)$12.206    (a)$13.663    (a)$7.964
                                                   (b)$11.268       (b)$12.021    (b)$13.423    (b)$7.804
 Ending Number of AUs............................. (a)216,259       (a)255,941    (a)220,876    (a)169,572
                                                   (b)0             (b)1,330      (b)0          (b)0

---------------------------------------------------



                                                    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                   12/31/09      12/31/10      12/31/11      12/31/12      12/31/13
================================================== ============= ============= ============= ============= =============
MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$6.917     (a)$9.689     (a)$11.953    (a)$11.058    (a)$12.621
                                                   (b)$6.790     (b)$9.487     (b)$11.676    (b)$10.774    (b)$12.266
 Ending AUV....................................... (a)$9.689     (a)$11.953    (a)$11.058    (a)$12.621    (a)$17.678
                                                   (b)$9.487     (b)$11.676    (b)$10.774    (b)$12.266    (b)$17.138
 Ending Number of AUs............................. (a)107,105    (a)111,638    (a)100,496    (a)85,813     (a)87,947
                                                   (b)12,263     (b)11,454     (b)11,388     (b)10,806     (b)5,011

---------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$33.134    (a)$51.584    (a)$59.037    (a)$46.364    (a)$47.271
                                                   (b)$32.479    (b)$50.438    (b)$57.580    (b)$45.107    (b)$45.875
 Ending AUV....................................... (a)$51.584    (a)$59.037    (a)$46.364    (a)$47.271    (a)$49.260
                                                   (b)$50.438    (b)$57.580    (b)$45.107    (b)$45.875    (b)$47.686
 Ending Number of AUs............................. (a)172,807    (a)157,640    (a)139,009    (a)111,956    (a)95,108
                                                   (b)6,092      (b)3,932      (b)3,604      (b)2,779      (b)2,881

---------------------------------------------------
NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$32.842    (a)$51.053    (a)$58.340    (a)$45.748    (a)$46.574
                                                   (b)$32.177    (b)$49.895    (b)$56.875    (b)$44.488    (b)$45.178
 Ending AUV....................................... (a)$51.053    (a)$58.340    (a)$45.748    (a)$46.574    (a)$48.461
                                                   (b)$49.895    (b)$56.875    (b)$44.488    (b)$45.178    (b)$46.891
 Ending Number of AUs............................. (a)83,469     (a)71,043     (a)68,857     (a)69,291     (a)62,968
                                                   (b)4,714      (b)4,758      (b)4,643      (b)4,646      (b)4,522

---------------------------------------------------
SA AB GROWTH* - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$21.843    (a)$30.342    (a)$32.944    (a)$31.701    (a)$36.404
                                                   (b)$21.412    (b)$29.669    (b)$32.132    (b)$30.842    (b)$35.330
 Ending AUV....................................... (a)$30.342    (a)$32.944    (a)$31.701    (a)$36.404    (a)$49.282
                                                   (b)$29.669    (b)$32.132    (b)$30.842    (b)$35.330    (b)$47.709
 Ending Number of AUs............................. (a)482,705    (a)399,839    (a)343,886    (a)296,044    (a)248,081
                                                   (b)5,967      (b)5,211      (b)4,774      (b)4,317      (b)5,265

---------------------------------------------------
SA AB GROWTH* - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$21.510    (a)$29.834    (a)$32.345    (a)$31.077    (a)$35.635
                                                   (b)$21.093    (b)$29.183    (b)$31.560    (b)$30.247    (b)$34.596
 Ending AUV....................................... (a)$29.834    (a)$32.345    (a)$31.077    (a)$35.635    (a)$48.168
                                                   (b)$29.183    (b)$31.560    (b)$30.247    (b)$34.596    (b)$46.648
 Ending Number of AUs............................. (a)75,868     (a)68,490     (a)63,618     (a)46,189     (a)33,850
                                                   (b)6,764      (b)6,925      (b)6,450      (b)6,458      (b)3,307

---------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$23.027    (a)$25.309    (a)$26.507    (a)$27.770    (a)$29.340
                                                   (b)$22.616    (b)$24.795    (b)$25.904    (b)$27.070    (b)$28.530
 Ending AUV....................................... (a)$25.309    (a)$26.507    (a)$27.770    (a)$29.340    (a)$27.861
                                                   (b)$24.795    (b)$25.904    (b)$27.070    (b)$28.530    (b)$27.024
 Ending Number of AUs............................. (a)494,633    (a)545,285    (a)546,461    (a)522,949    (a)419,671
                                                   (b)23,089     (b)21,086     (b)24,942     (b)23,061     (b)15,557

---------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$22.773    (a)$24.991    (a)$26.136    (a)$27.340    (a)$28.841
                                                   (b)$22.354    (b)$24.470    (b)$25.527    (b)$26.636    (b)$28.028
 Ending AUV....................................... (a)$24.991    (a)$26.136    (a)$27.340    (a)$28.841    (a)$27.346
                                                   (b)$24.470    (b)$25.527    (b)$26.636    (b)$28.028    (b)$26.510
 Ending Number of AUs............................. (a)58,276     (a)102,418    (a)110,825    (a)146,473    (a)140,707
                                                   (b)11,182     (b)16,213     (b)15,952     (b)19,956     (b)10,676

---------------------------------------------------
SA MARSICO FOCUSED GROWTH*** - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$7.964     (a)$10.252    (a)$11.855    (a)$11.508    (a)$12.610
                                                   (b)$7.804     (b)$10.021    (b)$11.559    (b)$11.193    (b)$12.234
 Ending AUV....................................... (a)$10.252    (a)$11.855    (a)$11.508    (a)$12.610    (a)$16.730
                                                   (b)$10.021    (b)$11.559    (b)$11.193    (b)$12.234    (b)$16.191
 Ending Number of AUs............................. (a)167,303    (a)158,901    (a)120,208    (a)98,477     (a)78,516
                                                   (b)0          (b)0          (b)2,291      (b)2,191      (b)2,099

---------------------------------------------------



                                                    FISCAL YEAR
                                                       ENDED
VARIABLE PORTFOLIOS                                   12/31/14
================================================== =============
MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$17.678
                                                   (b)$17.138
 Ending AUV....................................... (a)$19.344
                                                   (b)$18.707
 Ending Number of AUs............................. (a)88,914
                                                   (b)9,720

---------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$49.260
                                                   (b)$47.686
 Ending AUV....................................... (a)$39.526
                                                   (b)$38.167
 Ending Number of AUs............................. (a)85,981
                                                   (b)3,060

---------------------------------------------------
NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$48.461
                                                   (b)$46.891
 Ending AUV....................................... (a)$38.828
                                                   (b)$37.476
 Ending Number of AUs............................. (a)59,491
                                                   (b)4,577

---------------------------------------------------
SA AB GROWTH* - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$49.28
                                                   (b)$47.709
 Ending AUV....................................... (a)$55.414
                                                   (b)$53.511
 Ending Number of AUs............................. (a)214,923
                                                   (b)6,943

---------------------------------------------------
SA AB GROWTH* - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$48.168
                                                   (b)$46.648
 Ending AUV....................................... (a)$54.081
                                                   (b)$52.243
 Ending Number of AUs............................. (a)30,887
                                                   (b)3,303

---------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.861
                                                   (b)$27.024
 Ending AUV....................................... (a)$28.761
                                                   (b)$27.827
 Ending Number of AUs............................. (a)355,510
                                                   (b)18,813

---------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$27.346
                                                   (b)$26.510
 Ending AUV....................................... (a)$28.187
                                                   (b)$27.257
 Ending Number of AUs............................. (a)102,797
                                                   (b)8,256

---------------------------------------------------
SA MARSICO FOCUSED GROWTH*** - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$16.730
                                                   (b)$16.191
 Ending AUV....................................... (a)$18.328
                                                   (b)$17.694
 Ending Number of AUs............................. (a)73,378
                                                   (b)1,999

---------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.



        * On May 1, 2015, the Alliance Growth Portfolio was renamed SA AB Growth Portfolio.
        ** On January 16, 2015, the Total Return Bond Portfolio was renamed SA JPMorgan MFS Core Bond Portfolio.
        *** On May 1, 2015, the Marsico Focused Growth Portfolio was renamed SA Marsico Focused Growth Portfolio.


                                      A-7



                                                              FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
                                                                 ENDED           ENDED            ENDED
VARIABLE PORTFOLIOS                                             12/31/05       12/31/06         12/31/07
============================================================ ============= ================ ================
SA MARSICO FOCUSED GROWTH*** - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.............................................. (a)$10.391    (a)$11.302       (a)$12.058
                                                             (b)$10.324    (b)$11.202       (b)$11.920
 Ending AUV................................................. (a)$11.302    (a)$12.058       (a)$13.463
                                                             (b)$11.202    (b)$11.920       (b)$13.277
 Ending Number of AUs....................................... (a)151,352    (a)124,781       (a)109,459
                                                             (b)23,447     (b)18,561        (b)21,676

-------------------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST**** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$19.863    (a)$21.074       (a)$23.492
                                                             (b)$19.669    (b)$20.816       (b)$23.147
 Ending AUV................................................. (a)$21.074    (a)$23.492       (a)$25.584
                                                             (b)$20.816    (b)$23.147       (b)$25.145
 Ending Number of AUs....................................... (a)214,714    (a)175,764       (a)137,193
                                                             (b)7,945      (b)7,665         (b)6,953

-------------------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST**** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$19.788    (a)$20.963       (a)$23.334
                                                             (b)$19.627    (b)$20.741       (b)$23.029
 Ending AUV................................................. (a)$20.963    (a)$23.334       (a)$25.373
                                                             (b)$20.741    (b)$23.029       (b)$24.979
 Ending Number of AUs....................................... (a)108,103    (a)88,990        (a)72,932
                                                             (b)13,671     (b)9,121         (b)8,539

-------------------------------------------------------------
SA MFS TOTAL RETURN***** - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$25.099    (a)$25.473       (a)$28.098
                                                             (b)$24.861    (b)$25.169       (b)$27.694
 Ending AUV................................................. (a)$25.473    (a)$28.098       (a)$28.848
                                                             (b)$25.169    (b)$27.694       (b)$28.362
 Ending Number of AUs....................................... (a)816,078    (a)1,145,362     (a)1,263,235
                                                             (b)67,325     (b)46,271        (b)47,934

-------------------------------------------------------------
SA MFS TOTAL RETURN***** - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$24.931    (a)$25.240       (a)$27.772
                                                             (b)$24.759    (b)$25.004       (b)$27.443
 Ending AUV................................................. (a)$25.240    (a)$27.772       (a)$28.439
                                                             (b)$25.004    (b)$27.443       (b)$28.032
 Ending Number of AUs....................................... (a)154,678    (a)193,403       (a)189,943
                                                             (b)30,015     (b)30,281        (b)29,955

-------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.............................................. (a)$15.770    (a)$16.432       (a)$18.363
                                                             (b)$15.657    (b)$16.273       (b)$18.140
 Ending AUV................................................. (a)$16.432    (a)$18.363       (a)$18.366
                                                             (b)$16.273    (b)$18.140       (b)$18.098
 Ending Number of AUs....................................... (a)765,432    (a)785,379       (a)755,810
                                                             (b)30,011     (b)26,095        (b)24,478

-------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$2.455     (a)$2.413        (a)$2.403
                                                             (b)$2.431     (b)$2.383        (b)$2.368
 Ending AUV................................................. (a)$2.413     (a)$2.403        (a)$2.886
                                                             (b)$2.383     (b)$2.368        (b)$2.836
 Ending Number of AUs....................................... (a)557,215    (a)357,900       (a)340,916
                                                             (b)5,068      (b)2,251         (b)1,504

-------------------------------------------------------------
TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$2.442     (a)$2.397        (a)$2.384
                                                             (b)$2.425     (b)$2.374        (b)$2.355
 Ending AUV................................................. (a)$2.397     (a)$2.384        (a)$2.858
                                                             (b)$2.374     (b)$2.355        (b)$2.817
 Ending Number of AUs....................................... (a)141,004    (a)115,235       (a)104,248
                                                             (b)16,272     (b)13,228        (b)12,398

-------------------------------------------------------------



                                                                FISCAL YEAR      FISCAL YEAR      FISCAL YEAR    FISCAL YEAR
                                                                   ENDED            ENDED            ENDED          ENDED
VARIABLE PORTFOLIOS                                              12/31/08         12/31/09         12/31/10        12/31/11
============================================================ ================ ================ ================ =============
SA MARSICO FOCUSED GROWTH*** - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.............................................. (a)$13.463       (a)$7.827        (a)$10.052       (a)$11.594
                                                             (b)$13.277       (b)$7.700        (b)$9.863        (b)$11.348
 Ending AUV................................................. (a)$7.827        (a)$10.052       (a)$11.594       (a)$11.227
                                                             (b)$7.700        (b)$9.863        (b)$11.348       (b)$10.961
 Ending Number of AUs....................................... (a)107,603       (a)84,953        (a)50,467        (a)51,133
                                                             (b)13,218        (b)9,362         (b)9,297         (b)9,246

-------------------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST**** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$25.584       (a)$17.024       (a)$21.251       (a)$23.272
                                                             (b)$25.145       (b)$16.690       (b)$20.782       (b)$22.701
 Ending AUV................................................. (a)$17.024       (a)$21.251       (a)$23.272       (a)$22.483
                                                             (b)$16.690       (b)$20.782       (b)$22.701       (b)$21.877
 Ending Number of AUs....................................... (a)114,381       (a)96,853        (a)74,560        (a)65,574
                                                             (b)4,885         (b)4,781         (b)4,487         (b)4,188

-------------------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST**** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$25.373       (a)$16.858       (a)$21.011       (a)$22.975
                                                             (b)$24.979       (b)$16.554       (b)$20.582       (b)$22.449
 Ending AUV................................................. (a)$16.858       (a)$21.011       (a)$22.975       (a)$22.163
                                                             (b)$16.554       (b)$20.582       (b)$22.449       (b)$21.601
 Ending Number of AUs....................................... (a)45,779        (a)40,549        (a)28,925        (a)31,108
                                                             (b)7,753         (b)6,614         (b)6,562         (b)5,832

-------------------------------------------------------------
SA MFS TOTAL RETURN***** - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$28.848       (a)$22.156       (a)$25.854       (a)$28.020
                                                             (b)$28.362       (b)$21.728       (b)$25.292       (b)$27.342
 Ending AUV................................................. (a)$22.156       (a)$25.854       (a)$28.020       (a)$28.129
                                                             (b)$21.728       (b)$25.292       (b)$27.342       (b)$27.380
 Ending Number of AUs....................................... (a)1,175,435     (a)1,120,206     (a)1,033,351     (a)919,077
                                                             (b)41,654        (b)43,640        (b)33,876        (b)38,179

-------------------------------------------------------------
SA MFS TOTAL RETURN***** - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$28.439       (a)$21.787       (a)$25.360       (a)$27.416
                                                             (b)$28.032       (b)$21.421       (b)$24.872       (b)$26.822
 Ending AUV................................................. (a)$21.787       (a)$25.360       (a)$27.416       (a)$27.454
                                                             (b)$21.421       (b)$24.872       (b)$26.822       (b)$26.792
 Ending Number of AUs....................................... (a)162,243       (a)147,761       (a)133,286       (a)141,828
                                                             (b)25,301        (b)27,626        (b)27,592        (b)28,210

-------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.............................................. (a)$18.366       (a)$11.728       (a)$16.419       (a)$20.299
                                                             (b)$18.098       (b)$11.528       (b)$16.099       (b)$19.853
 Ending AUV................................................. (a)$11.728       (a)$16.419       (a)$20.299       (a)$18.349
                                                             (b)$11.528       (b)$16.099       (b)$19.853       (b)$17.901
 Ending Number of AUs....................................... (a)696,195       (a)304,183       (a)312,980       (a)260,988
                                                             (b)17,698        (b)17,128        (b)35,549        (b)18,486

-------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$2.886        (a)$1.389        (a)$2.058        (a)$2.437
                                                             (b)$2.836        (b)$1.362        (b)$2.012        (b)$2.377
 Ending AUV................................................. (a)$1.389        (a)$2.058        (a)$2.437        (a)$2.271
                                                             (b)$1.362        (b)$2,012        (b)$2.377        (b)$2.210
 Ending Number of AUs....................................... (a)267,368       (a)394,223       (a)324,070       (a)286,227
                                                             (b)1,756         (b)1,551         (b)1,470         (b)31,115

-------------------------------------------------------------
TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$2.858        (a)$1.374        (a)$2.032        (a)$2.403
                                                             (b)$2.817        (b)$1.350        (b)$1.992        (b)$2.350
 Ending AUV................................................. (a)$1.374        (a)$2.032        (a)$2.403        (a)$2.236
                                                             (b)$1.350        (b)$1.992        (b)$2.350        (b)$2.181
 Ending Number of AUs....................................... (a)85,936        (a)96,572        (a)100,308       (a)85,481
                                                             (b)10,895        (b)10,819        (b)10,754        (b)10,680

-------------------------------------------------------------



                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                             12/31/12      12/31/13      12/31/14
============================================================ ============= ============= =============
SA MARSICO FOCUSED GROWTH*** - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.............................................. (a)$11.227    (a)$12.271    (a)$16.240
                                                             (b)$10.961    (b)$11.950    (b)$15.777
 Ending AUV................................................. (a)$12.271    (a)$16.240    (a)$17.747
                                                             (b)$11.950    (b)$15.777    (b)$17.198
 Ending Number of AUs....................................... (a)48,127     (a)46,294     (a)48,963
                                                             (b)9,263      (b)9,193      (b)9,136

-------------------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST**** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$22.483    (a)$26.384    (a)$34.256
                                                             (b)$21.877    (b)$25.609    (b)$33.167
 Ending AUV................................................. (a)$26.384    (a)$34.256    (a)$37.408
                                                             (b)$25.609    (b)$33.167    (b)$36.129
 Ending Number of AUs....................................... (a)55,066     (a)47,840     (a)39,394
                                                             (b)4,088      (b)2,557      (b)2,552

-------------------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST**** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$22.163    (a)$25.970    (a)$33.667
                                                             (b)$21.601    (b)$25.249    (b)$32.651
 Ending AUV................................................. (a)$25.970    (a)$33.667    (a)$36.711
                                                             (b)$25.249    (b)$32.651    (b)$35.514
 Ending Number of AUs....................................... (a)31,877     (a)28,032     (a)29,813
                                                             (b)4,054      (b)3,317      (b)3,256

-------------------------------------------------------------
SA MFS TOTAL RETURN***** - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$28.129    (a)$30.839    (a)$36.148
                                                             (b)$27.380    (b)$29.943    (b)$35.010
 Ending AUV................................................. (a)$30.839    (a)$36.148    (a)$38.611
                                                             (b)$29.943    (b)$35.010    (b)$37.302
 Ending Number of AUs....................................... (a)769,468    (a)678,157    (a)593,322
                                                             (b)31,582     (b)27,338     (b)25,538

-------------------------------------------------------------
SA MFS TOTAL RETURN***** - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.............................................. (a)$27.454    (a)$30.024    (a)$35.105
                                                             (b)$26.792    (b)$29.226    (b)$34.087
 Ending AUV................................................. (a)$30.024    (a)$35.105    (a)$37.403
                                                             (b)$29.226    (b)$34.087    (b)$36.228
 Ending Number of AUs....................................... (a)156,879    (a)164,171    (a)180,994
                                                             (b)17,803     (b)20,715     (b)21,020

-------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)*
 Beginning AUV.............................................. (a)$18.349    (a)$21.380    (a)$28.945
                                                             (b)$17.901    (b)$20.806    (b)$28.098
 Ending AUV................................................. (a)$21.380    (a)$28.945    (a)$31.035
                                                             (b)$20.806    (b)$28.098    (b)$30.052
 Ending Number of AUs....................................... (a)247,325    (a)255,917    (a)142,282
                                                             (b)35,664     (b)32,550     (b)11,361

-------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$2.271     (a)$2.410     (a)$2.989
                                                             (b)$2.210     (b)$2.339     (b)$2.894
 Ending AUV................................................. (a)$2.410     (a)$2.989     (a)$3.675
                                                             (b)$2.339     (b)$2.894     (b)$3.549
 Ending Number of AUs....................................... (a)238,284    (a)199,997    (a)188,600
                                                             (b)31,115     (b)--         (b)--

-------------------------------------------------------------
TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.............................................. (a)$2.236     (a)$2.369     (a)$2.934
                                                             (b)$2.181     (b)$2.306     (b)$2.848
 Ending AUV................................................. (a)$2.369     (a)$2.934     (a)$3.602
                                                             (b)$2.306     (b)$2.848     (b)$3.488
 Ending Number of AUs....................................... (a)105,360    (a)91,742     (a)84,280
                                                             (b)10,617     (b)931        (b)865

-------------------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.



        * Only available as Class 3 shares of SunAmerica Series Trust for all contracts.
        *** On May 1, 2015, the Marsico Focused Growth Portfolio was renamed SA Marsico Focused Growth Portfolio.
        ****  On May 1, 2015, the MFS Massachusetts Investors Trust Portfolio
              was renamed SA MFS Massachusetts Investors Trust Portfolio.
        ***** On May 1, 2015, the MFS Total Return Portfolio was renamed SA MFS
              Total Return Portfolio.


                                      A-8



                                       FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                          ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                      12/31/05      12/31/06      12/31/07      12/31/08
===================================== ============= ============= ============= =============
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV....................... (a)$11.621    (a)$12.192    (a)$15.191    (a)$18.091
                                      (b)$11.508    (b)$12.044    (b)$14.969    (b)$17.782
 Ending AUV.......................... (a)$12.192    (a)$15.191    (a)$18.091    (a)$11.146
                                      (b)$12.044    (b)$14.969    (b)$17.782    (b)$10.928
 Ending Number of AUs................ (a)323,245    (a)303,562    (a)272,670    (a)234,850
                                      (b)231        (b)219        (b)62         (b)70

--------------------------------------
TELECOM UTILITY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV....................... (a)$11.572    (a)$12.123    (a)$15.082    (a)$17.934
                                      (b)$11.496    (b)$12.014    (b)$14.909    (b)$17.684
 Ending AUV.......................... (a)$12.123    (a)$15.082    (a)$17.934    (a)$11.033
                                      (b)$12.014    (b)$14.909    (b)$17.684    (b)$10.852
 Ending Number of AUs................ (a)65,679     (a)71,962     (a)61,191     (a)71,451
                                      (b)5,769      (b)5,511      (b)5,511      (b)1,195

--------------------------------------



                                       FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                          ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                      12/31/09      12/31/10      12/31/11      12/31/12      12/31/13      12/31/14
===================================== ============= ============= ============= ============= ============= =============
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV....................... (a)$11.146    (a)$14.499    (a)$16.219    (a)$16.975    (a)$18.972    (a)$22.419
                                      (b)$10.928    (b)$14.180    (b)$15.823    (b)$16.519    (b)$18.416    (b)$20.931
 Ending AUV.......................... (a)$14.499    (a)$16.219    (a)$16.975    (a)$18.972    (a)$22.419    (a)$24.839
                                      (b)$14.180    (b)$15.823    (b)$16.519    (b)$18.416    (b)$20.931    (b)$23.991
 Ending Number of AUs................ (a)188,389    (a)161,272    (a)135,914    (a)116,984    (a)99,342     (a)91,508
                                      (b)30         (b)29         (b)0          (b)0          (b)--         (b)368

--------------------------------------
TELECOM UTILITY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV....................... (a)$11.033    (a)$14.330    (a)$16.006    (a)$16.727    (a)$18.667    (a)$22.026
                                      (b)$10.852    (b)$14.060    (b)$15.665    (b)$16.330    (b)$18.178    (b)$21.396
 Ending AUV.......................... (a)$14.330    (a)$16.006    (a)$16.727    (a)$18.667    (a)$22.026    (a)$24.366
                                      (b)$14.060    (b)$15.665    (b)$16.330    (b)$18.178    (b)$21.396    (b)$23.610
 Ending Number of AUs................ (a)59,631     (a)42,825     (a)38,685     (a)22,938     (a)20,835     (a)19,267
                                      (b)931        (b)1,411      (b)1,851      (b)1,851      (b)1,851      (b)1,851

--------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The following details the death benefit options payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

If the Continuing Spouse is below age 90 at the time of death, and:

     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

     a.   The contract value; or

     b.   Continuation Net Purchase Payments; or

     c. The Maximum Anniversary Value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

     a.   The contract value; or

     b.   Net Purchase Payments received since the original issue date; or

     c. The Maximum Anniversary Value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND APRIL 30, 2009.


A.   DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1.   PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a.  The contract value; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
              Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in


                                      B-1



              the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a.  The contract value; or

          b. Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- IF THE CONTINUING SPOUSE IS BELOW 90 AT THE TIME OF DEATH, AND:

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a.  The contract value; or

          b.  Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a.  The contract value; or

          b.  Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal.

          Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

          The following is a description of the EstatePlus death benefit following Spousal Continuation, if elected, for contracts issued between March 30, 2001 and April 30, 2009:


B.   THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.


                                      B-2



On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS               MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 Years 0-4        25% of Earnings     40% of Continuation Net
                                      Purchase Payments*
 Years 5-9        40% of Earnings     65% of Continuation Net
                                      Purchase Payments*
 Years 10+        50% of Earnings     75% of Continuation Net
                                      Purchase Payments*

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1)    equals the contract value on the Continuing Spouse's date of death;

     (2)    equals the Continuation Net Purchase Payment(s).


What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO OCTOBER 24, 2001:


DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.


OPTION 2 -- MAXIMUM ANNIVERSARY VALUE OPTION

     If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

     c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


                                      B-3


          Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b.   Net Purchase Payments received since the original issue date; or

     c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.


                                      B-4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



 PROSPECTUS PROVISION                    AVAILABILITY OR VARIATION                    ISSUE STATE
Transfer Privilege     Any transfer over the limit of 15 will incur a $10 transfer  Pennsylvania
                         fee.                                                       Texas
Free Look              If you reside in Arizona and are age 65 or older on your     Arizona
                         Contract Date, the Free Look period is 30 days
Free Look              If you reside in California and are age 60 or older on your  California
                         Contract Date, the Free Look period is 30 days.
Premium Tax            We deduct premium tax charges of 0.50% for Qualified         California
                         contracts and 2.35% for Non-Qualified contracts based
                       on contract value when you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 2.0% for Non-Qualified      Maine
                         contracts based on total Purchase Payments when
                       you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 3.5% for Non-Qualified      Nevada
                         contracts based on contract value when you begin
                       the Income Phase.
Premium Tax            For the first $500,000 in the contract, we deduct premium    South Dakota
                         tax charges of 1.25% for Non-Qualified contracts
                       based on total Purchase Payments when you begin the Income
                         Phase. For any amount in excess of $500,000 in
                       the contract, we deduct front-end premium tax charges of
                         0.08% for Non-Qualified contracts based on total
                       Purchase Payments when you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 1.0% for Qualified          West Virginia
                         contracts and 1.0% for Non-Qualified contracts based on
                       contract value when you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 1.0% for Non-Qualified      Wyoming
                         contracts based on total Purchase Payments when
                       you begin the Income Phase.


                                      C-1



       Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional
                                                  Information to:
                                (Please print or type and fill in all information.)
    -----------------------------------------------------------------------
    Name

    -----------------------------------------------------------------------
    Address

    -----------------------------------------------------------------------
    City/State/Zip

    -----------------------------------------------------------------------
    Contract Issue Date:

    Date: -------------------------------                                    Signed: ----------------------------

 Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570,
 Amarillo, Texas 79105-5570

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT FOUR

                         ANCHOR ADVISOR VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2015 relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-7862 or by written request addressed to:


                    American General Life Insurance Company

                             Annuity Service Center
                                 P.O. Box 15570
                           Amarillo, Texas 79105-5570


                                  May 1, 2015

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Separate Account and the Company...........................................   3

General Account............................................................   4

Performance Data ..........................................................   5

Annuity Income Payments....................................................   8

Annuity Unit Values........................................................   9

Taxes......................................................................  12

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................  24

Distribution of Contracts..................................................  25

Financial Statements.......................................................  25

                        SEPARATE ACCOUNT AND THE COMPANY

     American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

     On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Anchor Advisor contracts were issued by SunAmerica Annuity in all states except New York.

     Variable Annuity Account Four (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on November 8, 1994, pursuant to the provisions of California law, as a segregated asset account of the Company. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

     The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

     The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the variable Income Payments).

                         AMERICAN HOME ASSURANCE COMPANY

        All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

                                 GENERAL ACCOUNT

        The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option and/or the one year DCA fixed account available in connection with the general account, as elected by the owner at the time of purchasing a contract or upon making a subsequent payment. Assets supporting amounts allocated to the one-year fixed investment option and/or the one-year DCA account become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

      From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

      The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

      For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

      Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

            Base Period Return = (EV-SV)/(SV)

      where:
            SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

      The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 365/7).

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


                                                  365/7
      Effective Yield = [(Base Period Return + 1)       - 1]


      The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER VARIABLE PORTFOLIOS

      The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return".

      These rates of return do not reflect election of optional features. The rates of return would be lower if these features were included in the calculations. The total return figures are based on historical data and are not intended to indicate future performance. These rates of return reflect the currently applicable 12b-1 service fee on the Trusts. If you purchased your contract before July 9, 2001, the variable portfolio shares of the Anchor Series and SunAmerica Series Trusts are not subject to the 12b-1 service fee, and therefore, the performance figures would be slightly higher.


     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:



                          n
                 P (1 + T)  =  ERV



     where:

                 P = a hypothetical initial payment of $1,000

                 T = average annual total return

                 n = number of years

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of recurring charges, as discussed herein. Total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

     The Separate Account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

      Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

                             ANNUITY INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

      The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

      For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

      For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceed 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change in the value of the Variable Portfolio; a NIF greater than 1.000 results in from increase in the value of the Variable Portfolio; and a NIF less than 1.000 results from a decrease in the value of the Variable Portfolio. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the

Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

            NIF = ($11.46/$11.44)

            = 1.00174825

      ILLUSTRATIVE EXAMPLE

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                      (1/12
            1/[(1.035)     )] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

            $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

      P's first variable Income Payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly Income Payments for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the monthly installment of $5.42 (Option 4v table, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

      First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Annuity Units to Annuity Units of another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

      Annuity Units = $630.95/$13.256932 = 47.593968

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

      Second Payment = 47.593968 x $13.327695 = $634.32

      The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

      Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

    -  after attaining age 591/2;

    -  when paid to your beneficiary after you die;

    -  after you become disabled (as defined in the Code);

    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;

    - which are attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for certain higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; or

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined under the Internal Revenue Code section to mean:

..  a citizen or resident of the United States

.. a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

..  any estate or trust other than a foreign estate or foreign trust (see
   Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

..  a person that meets the substantial presence test

..  any other person that is not a foreign person

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2015 is the lesser of 100% of includible compensation or $18,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,000 in 2015 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2015 may not exceed the lesser of $53,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2015 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2015. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2015 of less than $98,000, your contribution may be fully deductible; if your income is between $98,000 and $118,000, your contribution may be partially deductible and if your income is $118,000 or more, your contribution may not be deductible. If you are single and your income in 2015 is less than $61,000, your contribution may be fully deductible; if your income is between $61,000 and $71,000, your contribution may be partially deductible and if your income is $71,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2015 is between $183,000 and $193,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2015 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2015. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2015 is less than:
$183,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------

The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2014, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Ameriprise Financial Services, Inc.
BancWest Investment Services, Inc.
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
Investacorp, Inc
Investment Professionals, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Janney Montgomery Scott LLC.
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
M&T Securities, Inc.
Morgan Stanley & Co., Incorporated
NEXT Financial Group, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Signator Financial Services, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
   America BBVA Compass Investment Solutions, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services
Woodbury Financial Services, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through AIG
Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and
AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


     PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Four, American General Life Insurance Company ("AGL"), and American Home Assurance Company.


     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of Variable Annuity Account Four of American General Life Insurance Company for the year ended December 31, 2014 and the results of its operations and the changes in its net assets for each of the periods indicated

     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2014, 2013 and 2012

     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2014, 2013 and 2012


     The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

     You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

AMERICAN GENERAL
Life Companies

                                                  Variable Annuity Account Four
                                        American General Life Insurance Company

                                                                           2014

                                                                  Annual Report

                                                              December 31, 2014

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Four:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Four (the "Separate Account"), a separate account of American General Life Insurance Company, at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 27, 2015

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

                                                              Due from (to)
                                                                American                 Contract    Contract     Net assets
                                                 Investment   General Life               owners -    owners -   attributable to
                                                securities -    Insurance                annuity   accumulation contract owner
Sub-accounts                                    at fair value    Company    Net Assets   reserves    reserves      reserves
------------                                    ------------- ------------- ----------- ---------- ------------ ---------------
Growth and Income Portfolio Class VC             $13,263,925       $--      $13,263,925 $  182,280 $13,081,645    $13,263,925
Growth-Income Fund Class 2                        59,504,455        --       59,504,455    431,030  59,073,425     59,504,455
Growth Fund Class 2                               32,697,858        --       32,697,858    280,503  32,417,355     32,697,858
Global Growth Fund Class 2                        26,397,996        --       26,397,996    409,990  25,988,006     26,397,996
Invesco VI American Franchise Fund Series II       1,437,261        --        1,437,261         --   1,437,261      1,437,261
Invesco VI Comstock Fund Series II                16,023,899        --       16,023,899     76,325  15,947,574     16,023,899
Invesco VI Growth and Income Fund Series II       17,973,295        --       17,973,295    288,578  17,684,717     17,973,295
Growth Portfolio Class 1                           6,468,941        --        6,468,941    439,311   6,029,630      6,468,941
Growth Portfolio Class 2                           1,809,404        --        1,809,404     51,023   1,758,381      1,809,404
Government and Quality Bond Portfolio Class 1     12,723,459        --       12,723,459    402,152  12,321,307     12,723,459
Government and Quality Bond Portfolio Class 2      7,114,463        --        7,114,463    290,676   6,823,787      7,114,463
Capital Appreciation Portfolio Class 1            29,566,510        --       29,566,510  1,417,659  28,148,851     29,566,510
Capital Appreciation Portfolio Class 2             5,994,872        --        5,994,872    152,077   5,842,795      5,994,872
Natural Resources Portfolio Class 1                3,515,274        --        3,515,274         --   3,515,274      3,515,274
Natural Resources Portfolio Class 2                2,481,476        --        2,481,476         --   2,481,476      2,481,476
Mid-Cap Growth Portfolio Class 1                   2,673,725        --        2,673,725      4,413   2,669,312      2,673,725
Mid-Cap Growth Portfolio Class 2                   1,901,785        --        1,901,785     92,358   1,809,427      1,901,785
Capital Growth Portfolio Class 1                     706,081        --          706,081      5,632     700,449        706,081
Capital Growth Portfolio Class 2                     374,553        --          374,553         --     374,553        374,553
Blue Chip Growth Portfolio Class 1                   827,823        --          827,823         --     827,823        827,823
Blue Chip Growth Portfolio Class 2                   941,040        --          941,040         --     941,040        941,040
Growth Opportunities Portfolio Class 1               603,110        (1)         603,109         --     603,109        603,109
Growth Opportunities Portfolio Class 2               278,353        --          278,353         --     278,353        278,353
Technology Portfolio Class 1                         693,188        --          693,188         --     693,188        693,188
Technology Portfolio Class 2                         306,592        --          306,592         --     306,592        306,592
Marsico Focused Growth Portfolio Class 1           1,380,261        --        1,380,261        352   1,379,909      1,380,261
Marsico Focused Growth Portfolio Class 3           1,026,071        --        1,026,071      1,007   1,025,064      1,026,071
Small & Mid Cap Value Portfolio Class 3            7,248,018        --        7,248,018     75,215   7,172,803      7,248,018
Foreign Value Portfolio Class 3                    7,320,918        --        7,320,918     41,031   7,279,887      7,320,918
Cash Management Portfolio Class 1                  6,555,036        --        6,555,036    886,449   5,668,587      6,555,036
Cash Management Portfolio Class 2                  3,956,967        --        3,956,967    768,655   3,188,312      3,956,967
Corporate Bond Portfolio Class 1                  15,062,503        --       15,062,503    287,066  14,775,437     15,062,503
Corporate Bond Portfolio Class 2                   7,760,170         1        7,760,171    344,991   7,415,180      7,760,171
Global Bond Portfolio Class 1                      5,518,158        --        5,518,158     22,245   5,495,913      5,518,158
Global Bond Portfolio Class 2                      2,092,260        --        2,092,260    117,495   1,974,765      2,092,260
High-Yield Bond Portfolio Class 1                  6,467,457        --        6,467,457    289,500   6,177,957      6,467,457
High-Yield Bond Portfolio Class 2                  2,161,416        --        2,161,416    145,717   2,015,699      2,161,416
Asset Allocation Portfolio Class 1                18,571,467         1       18,571,468    871,429  17,700,039     18,571,468
Asset Allocation Portfolio Class 2                 9,003,913        --        9,003,913     32,882   8,971,031      9,003,913
Growth-Income Portfolio Class 1                   14,321,684        --       14,321,684    315,512  14,006,172     14,321,684
Growth-Income Portfolio Class 2                    2,285,720        --        2,285,720     37,587   2,248,133      2,285,720
Global Equities Portfolio Class 1                  2,562,263        --        2,562,263     99,757   2,462,506      2,562,263
Global Equities Portfolio Class 2                    541,577        --          541,577      6,964     534,613        541,577
Alliance Growth Portfolio Class 1                 12,281,313        --       12,281,313    400,067  11,881,246     12,281,313
Alliance Growth Portfolio Class 2                  1,842,961        --        1,842,961     21,296   1,821,665      1,842,961
MFS Massachusetts Investors Trust Portfolio
  Class 1                                          1,565,855        --        1,565,855         --   1,565,855      1,565,855
MFS Massachusetts Investors Trust Portfolio
  Class 2                                          1,210,097        --        1,210,097      4,565   1,205,532      1,210,097
Fundamental Growth Portfolio Class 1                 337,078        --          337,078         --     337,078        337,078
Fundamental Growth Portfolio Class 2                 324,101        --          324,101         --     324,101        324,101
International Diversified Equities Portfolio
  Class 1                                          5,461,996        --        5,461,996     42,726   5,419,270      5,461,996
International Diversified Equities Portfolio
  Class 2                                          1,349,899        --        1,349,899     16,423   1,333,476      1,349,899
Davis Venture Value Portfolio Class 1             32,800,317        --       32,800,317    295,779  32,504,538     32,800,317
Davis Venture Value Portfolio Class 2              9,209,420        --        9,209,420    124,019   9,085,401      9,209,420
MFS Total Return Portfolio Class 1                23,861,186        --       23,861,186      2,575  23,858,611     23,861,186
MFS Total Return Portfolio Class 3                 7,531,158        --        7,531,158    118,041   7,413,117      7,531,158
Total Return Bond Portfolio Class 1               10,748,324        --       10,748,324         --  10,748,324     10,748,324
Total Return Bond Portfolio Class 2                3,122,605        --        3,122,605    238,460   2,884,145      3,122,605
Telecom Utility Portfolio Class 1                  2,281,804        --        2,281,804         --   2,281,804      2,281,804
Telecom Utility Portfolio Class 2                    513,165        --          513,165         --     513,165        513,165
Equity Opportunities Portfolio Class 1             3,751,176        --        3,751,176    213,029   3,538,147      3,751,176
Equity Opportunities Portfolio Class 2             1,015,114        --        1,015,114     11,041   1,004,073      1,015,114
Aggressive Growth Portfolio Class 1                3,317,789        --        3,317,789    160,475   3,157,314      3,317,789
Aggressive Growth Portfolio Class 2                  178,289        --          178,289         --     178,289        178,289
International Growth and Income Portfolio
  Class 1                                          2,372,450        --        2,372,450    134,189   2,238,261      2,372,450
International Growth and Income Portfolio
  Class 2                                            942,353        --          942,353      1,046     941,307        942,353
Dogs of Wall Street Portfolio Class 1              2,295,949        --        2,295,949    148,539   2,147,410      2,295,949
Dogs of Wall Street Portfolio Class 2                873,290        --          873,290         --     873,290        873,290
Balanced Portfolio Class 1                        11,185,838        --       11,185,838    188,345  10,997,493     11,185,838
Balanced Portfolio Class 2                         2,797,504         1        2,797,505     20,461   2,777,044      2,797,505

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

                                       A           B          A+B=C          D              E             F           C+D+E+F
                                                                                                                     Increase
                                             Mortality and                                          Net change in   (decrease)
                                   Dividends  expense risk     Net                    Capital gain    unrealized   in net assets
                                     from         and       investment  Net realized  distributions  appreciation    resulting
                                    mutual   administrative   income   gain (loss) on  from mutual  (depreciation)     from
Sub-accounts                         funds      charges       (loss)    investments       funds     of investments  operations
------------                       --------- -------------- ---------- -------------- ------------- -------------- -------------
Growth and Income Portfolio Class
  VC                               $ 91,615    $(218,572)   $(126,957)   $  954,954    $       --    $   (37,849)   $  790,148
Growth-Income Fund Class 2          759,478     (928,885)    (169,407)    3,388,784     2,925,560       (950,020)    5,194,917
Growth Fund Class 2                 256,562     (513,227)    (256,665)    2,045,267     1,640,338     (1,232,923)    2,196,017
Global Growth Fund Class 2          311,743     (428,332)    (116,589)    1,563,169     2,782,977     (4,025,747)      203,810
Invesco VI American Franchise
  Fund Series II                         --      (22,758)     (22,758)      269,907            --       (149,128)       98,021
Invesco VI Comstock Fund Series II  178,953     (257,385)     (78,432)    1,266,198            --          9,073     1,196,839
Invesco VI Growth and Income Fund
  Series II                         269,995     (278,681)      (8,686)      896,737     2,109,590     (1,544,868)    1,452,773
Growth Portfolio Class 1             38,283     (105,525)     (67,242)      446,627            --        (11,432)      367,953
Growth Portfolio Class 2              7,629      (29,858)     (22,229)      160,843            --        (36,070)      102,544
Government and Quality Bond
  Portfolio Class 1                 244,985     (205,357)      39,628        26,432            --        414,797       480,857
Government and Quality Bond
  Portfolio Class 2                 111,161     (104,052)       7,109        (5,166)           --        226,121       228,064
Capital Appreciation Portfolio
  Class 1                                --     (449,580)    (449,580)    1,531,871     4,949,112     (2,320,738)    3,710,665
Capital Appreciation Portfolio
  Class 2                                --      (88,387)     (88,387)      361,326     1,008,617       (560,136)      721,420
Natural Resources Portfolio Class
  1                                  48,038      (70,348)     (22,310)     (274,179)           --       (541,559)     (838,048)
Natural Resources Portfolio Class
  2                                  28,283      (48,650)     (20,367)     (177,973)           --       (397,088)     (595,428)
Mid-Cap Growth Portfolio Class 1         --      (40,624)     (40,624)      203,915       214,903       (138,931)      239,263
Mid-Cap Growth Portfolio Class 2         --      (27,170)     (27,170)      164,658       160,952       (136,134)      162,306
Capital Growth Portfolio Class 1        634      (11,850)     (11,216)       71,475            --         (9,758)       50,501
Capital Growth Portfolio Class 2         --       (5,544)      (5,544)       17,791            --         11,167        23,414
Blue Chip Growth Portfolio Class 1      319      (11,887)     (11,568)       73,841        32,731        (18,820)       76,184
Blue Chip Growth Portfolio Class 2       --      (11,707)     (11,707)       16,354        35,728         30,330        70,705
Growth Opportunities Portfolio
  Class 1                                --      (10,018)     (10,018)       55,660        81,908       (111,889)       15,661
Growth Opportunities Portfolio
  Class 2                                --       (4,377)      (4,377)       27,310        38,449        (55,298)        6,084
Technology Portfolio Class 1             --       (9,574)      (9,574)       32,268            --        108,467       131,161
Technology Portfolio Class 2             --       (4,566)      (4,566)       25,619            --         42,455        63,508
Marsico Focused Growth Portfolio
  Class 1                               108      (20,997)     (20,889)       97,112        83,942        (31,614)      128,551
Marsico Focused Growth Portfolio
  Class 3                                --      (14,573)     (14,573)       38,008        60,464           (126)       83,773
Small & Mid Cap Value Portfolio
  Class 3                            44,624     (123,034)     (78,410)      758,815     1,146,767     (1,326,573)      500,599
Foreign Value Portfolio Class 3      78,191     (123,158)     (44,967)      210,793            --       (832,612)     (666,786)
Cash Management Portfolio Class 1        --      (87,350)     (87,350)      (16,804)           --            752      (103,402)
Cash Management Portfolio Class 2        --      (53,246)     (53,246)      (12,613)           --         (2,343)      (68,202)
Corporate Bond Portfolio Class 1    556,551     (250,782)     305,769       465,706        42,101       (102,566)      711,010
Corporate Bond Portfolio Class 2    269,108     (121,898)     147,210        76,892        21,384         66,435       311,921
Global Bond Portfolio Class 1            --     (100,042)    (100,042)     (136,674)           --        154,580       (82,136)
Global Bond Portfolio Class 2            --      (33,010)     (33,010)      (70,852)           --         55,010       (48,852)
High-Yield Bond Portfolio Class 1   374,244     (137,282)     236,962       571,592            --       (771,616)       36,938
High-Yield Bond Portfolio Class 2   122,194      (46,607)      75,587        60,813            --       (143,588)       (7,188)
Asset Allocation Portfolio Class 1  452,360     (299,064)     153,296       885,452       509,029       (405,874)    1,141,903
Asset Allocation Portfolio Class 2  194,567     (133,622)      60,945       262,997       235,168        (62,306)      496,804
Growth-Income Portfolio Class 1     172,867     (221,091)     (48,224)      906,758       513,471        304,045     1,676,050
Growth-Income Portfolio Class 2      24,473      (34,632)     (10,159)      113,562        83,088         69,943       256,434
Global Equities Portfolio Class 1    18,545      (41,103)     (22,558)      114,901            --        (24,002)       68,341
Global Equities Portfolio Class 2     2,868       (8,943)      (6,075)       42,795            --        (20,180)       16,540
Alliance Growth Portfolio Class 1        --     (185,860)    (185,860)      839,929            --        753,536     1,407,605
Alliance Growth Portfolio Class 2        --      (27,317)     (27,317)      214,714            --         24,951       212,348
MFS Massachusetts Investors Trust
  Portfolio Class 1                   8,947      (24,648)     (15,701)      226,539        60,265       (132,240)      138,863
MFS Massachusetts Investors Trust
  Portfolio Class 2                   4,765      (17,264)     (12,499)       52,256        44,184         14,409        98,350
Fundamental Growth Portfolio
  Class 1                                --       (5,939)      (5,939)       68,461            --        (43,091)       19,431
Fundamental Growth Portfolio
  Class 2                                --       (4,328)      (4,328)       28,716            --           (225)       24,163
International Diversified
  Equities Portfolio Class 1         96,449      (94,085)       2,364       196,418            --       (799,947)     (601,165)
International Diversified
  Equities Portfolio Class 2         18,003      (20,220)      (2,217)       32,526            --       (161,330)     (131,021)
Davis Venture Value Portfolio
  Class 1                           208,836     (527,685)    (318,849)    1,423,631     2,958,524     (2,388,731)    1,674,575
Davis Venture Value Portfolio
  Class 2                            42,879     (142,710)     (99,831)      358,299       819,712       (640,293)      437,887
MFS Total Return Portfolio Class 1  504,442     (372,719)     131,723       797,330            --        661,207     1,590,260
MFS Total Return Portfolio Class 3  128,927     (104,366)      24,561       219,177            --        184,611       428,349
Total Return Bond Portfolio Class
  1                                 140,419     (177,728)     (37,309)       69,876            --        345,318       377,885
Total Return Bond Portfolio Class
  2                                  39,136      (55,901)     (16,765)      (23,723)           --        154,114       113,626
Telecom Utility Portfolio Class 1    64,273      (36,070)      28,203       109,666            --        104,110       241,979
Telecom Utility Portfolio Class 2    12,674       (7,897)       4,777        21,768            --         22,499        49,044
Equity Opportunities Portfolio
  Class 1                            14,948      (58,643)     (43,695)      309,855            --         52,305       318,465
Equity Opportunities Portfolio
  Class 2                             2,709      (15,939)     (13,230)       56,806            --         37,632        81,208
Aggressive Growth Portfolio Class
  1                                      --      (52,453)     (52,453)      162,527            --       (163,944)      (53,870)
Aggressive Growth Portfolio Class
  2                                      --       (2,758)      (2,758)       12,416            --        (10,591)         (933)
International Growth and Income
  Portfolio Class 1                  47,402      (41,574)       5,828        56,502            --       (349,474)     (287,144)
International Growth and Income
  Portfolio Class 2                  16,852      (15,875)         977        36,546            --       (151,574)     (114,051)
Dogs of Wall Street Portfolio
  Class 1                            33,823      (36,695)      (2,872)      265,158        95,650       (147,178)      210,758
Dogs of Wall Street Portfolio
  Class 2                            11,430      (13,466)      (2,036)       73,331        36,345        (31,792)       75,848
Balanced Portfolio Class 1          154,840     (178,343)     (23,503)      699,519            --        404,085     1,080,101
Balanced Portfolio Class 2           35,213      (39,797)      (4,584)      155,471            --         92,621       243,508

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2014

                                                                            Net Asset  Value of
                                                                              Value   Shares at     Cost of
Sub-accounts                                                       Shares   Per Share Fair Value  Shares Held Level /(1)/
------------                                                      --------- --------- ----------- ----------- ----------
Lord Abbett Growth and Income Portfolio Class VC                    373,211  $35.54   $13,263,925 $ 9,835,218     1
American Funds Growth-Income Fund Class 2                         1,135,365   52.41    59,504,455  44,471,633     1
American Funds Growth Fund Class 2                                  409,542   79.84    32,697,858  24,056,684     1
American Funds Global Growth Fund Class 2                           966,960   27.30    26,397,996  21,746,975     1
Invesco VI American Franchise Fund Series II                         26,800   53.63     1,437,261     848,774     1
Invesco VI Comstock Fund Series II                                  839,827   19.08    16,023,899  10,872,769     1
Invesco VI Growth and Income Fund Series II                         716,353   25.09    17,973,295  14,688,293     1
Growth Portfolio Class 1                                            206,296   31.36     6,468,941   4,434,702     1
Growth Portfolio Class 2                                             57,696   31.36     1,809,404   1,184,609     1
Government and Quality Bond Portfolio Class 1                       838,069   15.18    12,723,459  12,622,638     1
Government and Quality Bond Portfolio Class 2                       468,332   15.19     7,114,463   7,096,634     1
Capital Appreciation Portfolio Class 1                              624,086   47.38    29,566,510  23,867,109     1
Capital Appreciation Portfolio Class 2                              129,631   46.25     5,994,872   5,021,972     1
Natural Resources Portfolio Class 1                                 184,059   19.10     3,515,274   5,374,147     1
Natural Resources Portfolio Class 2                                 130,363   19.04     2,481,476   3,770,437     1
Mid-Cap Growth Portfolio Class 1                                    149,475   17.89     2,673,725   1,702,278     1
Mid-Cap Growth Portfolio Class 2                                    108,575   17.52     1,901,785   1,376,598     1
Capital Growth Portfolio Class 1                                     52,678   13.40       706,081     440,280     1
Capital Growth Portfolio Class 2                                     28,299   13.24       374,553     243,547     1
Blue Chip Growth Portfolio Class 1                                   81,631   10.14       827,823     620,994     1
Blue Chip Growth Portfolio Class 2                                   93,107   10.11       941,040     722,778     1
Growth Opportunities Portfolio Class 1                               65,797    9.17       603,110     518,149     1
Growth Opportunities Portfolio Class 2                               31,169    8.93       278,353     240,522     1
Technology Portfolio Class 1                                        151,384    4.58       693,188     415,295     1
Technology Portfolio Class 2                                         68,245    4.49       306,592     201,274     1
Marsico Focused Growth Portfolio Class 1                            104,729   13.18     1,380,261     953,406     1
Marsico Focused Growth Portfolio Class 3                             79,619   12.89     1,026,071     724,386     1
Small & Mid Cap Value Portfolio Class 3                             366,161   19.79     7,248,018   6,567,566     1
Foreign Value Portfolio Class 3                                     467,139   15.67     7,320,918   6,590,814     1
Cash Management Portfolio Class 1                                   620,845   10.56     6,555,036   6,559,675     1
Cash Management Portfolio Class 2                                   378,262   10.46     3,956,967   3,962,062     1
Corporate Bond Portfolio Class 1                                  1,112,758   13.54    15,062,503  13,895,590     1
Corporate Bond Portfolio Class 2                                    573,901   13.52     7,760,170   7,417,581     1
Global Bond Portfolio Class 1                                       498,107   11.08     5,518,158   6,001,586     1
Global Bond Portfolio Class 2                                       190,276   11.00     2,092,260   2,265,224     1
High-Yield Bond Portfolio Class 1                                 1,125,819    5.74     6,467,457   6,822,800     1
High-Yield Bond Portfolio Class 2                                   376,738    5.74     2,161,416   2,250,582     1
Asset Allocation Portfolio Class 1                                1,122,512   16.54    18,571,467  15,338,492     1
Asset Allocation Portfolio Class 2                                  544,961   16.52     9,003,913   7,405,538     1
Growth-Income Portfolio Class 1                                     442,913   32.34    14,321,684   9,764,019     1
Growth-Income Portfolio Class 2                                      70,774   32.30     2,285,720   1,490,844     1
Global Equities Portfolio Class 1                                   136,200   18.81     2,562,263   1,797,785     1
Global Equities Portfolio Class 2                                    28,861   18.77       541,577     392,458     1
Alliance Growth Portfolio Class 1                                   303,639   40.45    12,281,313   7,302,692     1
Alliance Growth Portfolio Class 2                                    45,711   40.32     1,842,961   1,116,113     1
MFS Massachusetts Investors Trust Portfolio Class 1                  71,556   21.88     1,565,855   1,035,653     1
MFS Massachusetts Investors Trust Portfolio Class 2                  55,313   21.88     1,210,097     850,511     1
Fundamental Growth Portfolio Class 1                                 12,635   26.68       337,078     213,038     1
Fundamental Growth Portfolio Class 2                                 12,322   26.30       324,101     244,721     1
International Diversified Equities Portfolio Class 1                587,409    9.30     5,461,996   5,075,471     1
International Diversified Equities Portfolio Class 2                145,863    9.25     1,349,899   1,256,819     1
Davis Venture Value Portfolio Class 1                             1,190,622   27.55    32,800,317  27,584,409     1
Davis Venture Value Portfolio Class 2                               334,484   27.53     9,209,420   7,982,320     1
MFS Total Return Portfolio Class 1                                1,234,403   19.33    23,861,186  19,148,944     1
MFS Total Return Portfolio Class 3                                  390,511   19.29     7,531,158   6,234,530     1
Total Return Bond Portfolio Class 1                               1,189,723    9.03    10,748,324  10,631,406     1
Total Return Bond Portfolio Class 2                                 347,234    8.99     3,122,605   3,132,141     1
Telecom Utility Portfolio Class 1                                   146,761   15.55     2,281,804   1,673,370     1
Telecom Utility Portfolio Class 2                                    32,965   15.57       513,165     351,387     1
Equity Opportunities Portfolio Class 1                              195,978   19.14     3,751,176   2,035,967     1
Equity Opportunities Portfolio Class 2                               53,090   19.12     1,015,114     671,179     1
Aggressive Growth Portfolio Class 1                                 204,729   16.21     3,317,789   2,271,063     1
Aggressive Growth Portfolio Class 2                                  11,132   16.02       178,289     104,401     1
International Growth and Income Portfolio Class 1                   247,907    9.57     2,372,450   2,291,817     1
International Growth and Income Portfolio Class 2                    98,078    9.61       942,353     744,850     1
Dogs of Wall Street Portfolio Class 1                               171,725   13.37     2,295,949   1,476,063     1
Dogs of Wall Street Portfolio Class 2                                65,426   13.35       873,290     634,357     1
Balanced Portfolio Class 1                                          537,321   20.82    11,185,838   8,425,937     1
Balanced Portfolio Class 2                                          134,599   20.78     2,797,504   2,205,020     1

(1) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                              Sub-accounts
                                        ----------------------------------------------------------------------------------------
                                                                                            Invesco VI
                                         Growth and                                          American    Invesco VI  Invesco VI
                                           Income      Growth-                   Global     Franchise     Comstock   Growth and
                                         Portfolio   Income Fund  Growth Fund  Growth Fund     Fund         Fund     Income Fund
                                          Class VC     Class 2      Class 2      Class 2    Series II    Series II    Series II
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)         $  (126,957) $  (169,407) $  (256,665)    (116,589) $  (22,758) $   (78,432) $    (8,686)
   Net realized gain (losses)               954,954    3,388,784    2,045,267    1,563,169     269,907    1,266,198      896,737
   Capital gain distribution from
     mutual funds                                --    2,925,560    1,640,338    2,782,977          --           --    2,109,590
   Change in net unrealized
     appreciation (depreciation)
     of investments                         (37,849)    (950,020)  (1,232,923)  (4,025,747)   (149,128)       9,073   (1,544,868)
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
       Increase (decrease) in net
         assets resulting from
         operations                         790,148    5,194,917    2,196,017      203,810      98,021    1,196,839    1,452,773
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold             511,673    2,547,088    1,884,436    1,094,348      81,611      444,329      326,605
   Cost of units redeemed                (2,873,334)  (9,576,039)  (5,599,764)  (4,648,832)   (408,723)  (3,050,440)  (2,535,971)
   Net transfers                           (741,388)    (837,383)    (736,569)    (106,827)    117,298      (87,044)     157,913
   Contract maintenance charge                   --           --           --           --          --           --           --
   Adjustments to net assets
     allocated to contracts in
     payout period                               92         (121)         129          335          --          118         (545)
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
       Increase (decrease) in net
         assets resulting from
         principal transactions          (3,102,957)  (7,866,455)  (4,451,768)  (3,660,976)   (209,814)  (2,693,037)  (2,051,998)
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets        (2,312,809)  (2,671,538)  (2,255,751)  (3,457,166)   (111,793)  (1,496,198)    (599,225)
Net assets at beginning of period        15,576,734   62,175,993   34,953,609   29,855,162   1,549,054   17,520,097   18,572,520
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
Net assets at end of period             $13,263,925  $59,504,455  $32,697,858  $26,397,996  $1,437,261  $16,023,899  $17,973,295
                                        ===========  ===========  ===========  ===========  ==========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)         $  (149,939) $  (107,763) $  (190,772)     (81,443) $  (17,664) $   (13,787) $   (40,618)
   Net realized gain (losses)               462,887    1,570,093      911,180      931,972     103,365      837,858      657,123
   Capital gain distribution from
     mutual funds                                --           --           --           --          --           --      155,527
   Change in net unrealized
     appreciation (depreciation)
     of investments                       4,072,708   14,309,109    7,306,194    5,885,886     358,529    4,024,226    3,945,606
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
       Increase (decrease) in net
         assets resulting from
         operations                       4,385,656   15,771,439    8,026,602    6,736,415     444,230    4,848,297    4,717,638
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold             252,420    1,248,456      912,097      669,099         284      425,769      341,535
   Cost of units redeemed                (2,429,257)  (7,281,510)  (3,457,498)  (3,672,414)   (218,154)  (2,455,439)  (2,327,577)
   Net transfers                           (615,025)    (907,525)    (422,548)    (284,299)     60,260     (607,822)     768,038
   Contract maintenance charge                   --           --           --           --          --           --           --
   Adjustments to net assets
     allocated to contracts in
     payout period                              387        1,300        1,152          994          --          264          571
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
       Increase (decrease) in net
         assets resulting from
         principal transactions          (2,791,475)  (6,939,279)  (2,966,797)  (3,286,620)   (157,610)  (2,637,228)  (1,217,433)
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets         1,594,181    8,832,160    5,059,805    3,449,795     286,620    2,211,069    3,500,205
Net assets at beginning of period        13,982,553   53,343,833   29,893,804   26,405,367   1,262,434   15,309,028   15,072,315
                                        -----------  -----------  -----------  -----------  ----------  -----------  -----------
Net assets at end of period             $15,576,734  $62,175,993  $34,953,609  $29,855,162  $1,549,054  $17,520,097  $18,572,520
                                        ===========  ===========  ===========  ===========  ==========  ===========  ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                           Sub-accounts
                                   --------------------------------------------------------------------------------------------
                                                              Government     Government     Capital      Capital      Natural
                                     Growth       Growth     and Quality    and Quality   Appreciation Appreciation  Resources
                                    Portfolio    Portfolio  Bond Portfolio Bond Portfolio  Portfolio    Portfolio    Portfolio
                                     Class 1      Class 2      Class 1        Class 2       Class 1      Class 2      Class 1
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)       $   (67,242) $  (22,229)  $    39,628    $     7,109   $  (449,580)  $  (88,387) $   (22,310)
Net realized gain (losses)             446,627     160,843        26,432         (5,166)    1,531,871      361,326     (274,179)
Capital gain distribution from
  mutual funds                              --          --            --             --     4,949,112    1,008,617           --
Change in net unrealized
  appreciation (depreciation) of
  investments                          (11,432)    (36,070)      414,797        226,121    (2,320,738)    (560,136)    (541,559)
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Increase (decrease) in net assets
  resulting from operations            367,953     102,544       480,857        228,064     3,710,665      721,420     (838,048)
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold            19,360      70,655        12,798        908,477       266,642      532,490       57,843
Cost of units redeemed                (733,359)   (340,308)   (2,540,844)    (1,187,532)   (3,526,275)    (811,230)    (428,767)
Net transfers                         (423,523)    (20,938)      585,426        340,800      (633,018)     (20,389)     (98,181)
Contract maintenance charge                 --          --            --             --            --           --           --
Adjustments to net assets
  allocated to contracts in
  payout period                            362       1,040            69            (28)        8,192         (949)          10
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                      (1,137,160)   (289,551)   (1,942,551)        61,717    (3,884,459)    (300,078)    (469,095)
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Increase (decrease) in net assets     (769,207)   (187,007)   (1,461,694)       289,781      (173,794)     421,342   (1,307,143)
Net assets at beginning of period    7,238,148   1,996,411    14,185,153      6,824,682    29,740,304    5,573,530    4,822,417
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Net assets at end of period        $ 6,468,941  $1,809,404   $12,723,459    $ 7,114,463   $29,566,510   $5,994,872  $ 3,515,274
                                   ===========  ==========   ===========    ===========   ===========   ==========  ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)       $   (51,253) $  (17,452)  $   132,455    $    45,093   $  (423,957)  $  (77,958) $   (28,863)
Net realized gain (losses)             268,444     110,833        81,806         14,869     1,214,161      255,148     (471,895)
Capital gain distribution from
  mutual funds                              --          --       144,790         69,113     3,080,295      583,720           --
Change in net unrealized
  appreciation (depreciation) of
  investments                        1,760,439     437,378      (952,712)      (433,265)    4,248,708      685,739      687,028
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Increase (decrease) in net assets
  resulting from operations          1,977,630     530,759      (593,661)      (304,190)    8,119,207    1,446,649      186,270
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold            35,203     392,342        74,135        244,523       151,204      539,315       21,614
Cost of units redeemed                (974,509)   (446,593)   (3,050,468)    (1,434,633)   (3,260,328)    (697,496)    (550,072)
Net transfers                         (557,991)    (58,430)     (369,712)      (479,318)   (1,405,439)     (62,771)    (254,966)
Contract maintenance charge                 --          --            --             --            --           --           --
Adjustments to net assets
  allocated to contracts in
  payout period                          3,912      (3,507)         (135)          (414)       (2,672)         150           59
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                      (1,493,385)   (116,188)   (3,346,180)    (1,669,842)   (4,517,235)    (220,802)    (783,365)
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Increase (decrease) in net assets      484,245     414,571    (3,939,841)    (1,974,032)    3,601,972    1,225,847     (597,095)
Net assets at beginning of period    6,753,903   1,581,840    18,124,994      8,798,714    26,138,332    4,347,683    5,419,512
                                   -----------  ----------   -----------    -----------   -----------   ----------  -----------
Net assets at end of period        $ 7,238,148  $1,996,411   $14,185,153    $ 6,824,682   $29,740,304   $5,573,530  $ 4,822,417
                                   ===========  ==========   ===========    ===========   ===========   ==========  ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                                 Sub-accounts
                                                -----------------------------------------------------------------------------
                                                  Natural     Mid-Cap     Mid-Cap    Capital    Capital  Blue Chip  Blue Chip
                                                 Resources    Growth      Growth     Growth     Growth    Growth     Growth
                                                 Portfolio   Portfolio   Portfolio  Portfolio  Portfolio Portfolio  Portfolio
                                                  Class 2     Class 1     Class 2    Class 1    Class 2   Class 1    Class 2
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)                    $  (20,367) $  (40,624) $  (27,170) $ (11,216) $ (5,544) $ (11,568) $ (11,707)
Net realized gain (losses)                        (177,973)    203,915     164,658     71,475    17,791     73,841     16,354
Capital gain distribution from mutual funds             --     214,903     160,952         --        --     32,731     35,728
Change in net unrealized appreciation
  (depreciation) of investments                   (397,088)   (138,931)   (136,134)    (9,758)   11,167    (18,820)    30,330
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Increase (decrease) in net assets resulting
  from operations                                 (595,428)    239,263     162,306     50,501    23,414     76,184     70,705
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                        21,520       4,656     114,729         --    11,989        550     78,252
Cost of units redeemed                            (247,110)   (319,665)   (121,582)  (145,396)  (43,439)  (144,707)   (11,989)
Net transfers                                       38,982      68,680     105,706    (53,078)    7,134     91,796    115,929
Contract maintenance charge                             --          --          --         --        --         --         --
Adjustments to net assets allocated to
  contracts in payout period                            --          --          46         71        --         --         --
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Increase (decrease) in net assets resulting
  from principal transactions                     (186,608)   (246,329)     98,899   (198,403)  (24,316)   (52,361)   182,192
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Increase (decrease) in net assets                 (782,036)     (7,066)    261,205   (147,902)     (902)    23,823    252,897
Net assets at beginning of period                3,263,512   2,680,791   1,640,580    853,983   375,455    804,000    688,143
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Net assets at end of period                     $2,481,476  $2,673,725  $1,901,785  $ 706,081  $374,553  $ 827,823  $ 941,040
                                                ==========  ==========  ==========  =========  ========  =========  =========
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)                    $  (24,271) $  (36,633) $  (21,170) $  (5,715) $ (2,984) $  (8,073) $  (9,206)
Net realized gain (losses)                        (316,419)    145,903     135,104     15,215    10,008     33,787     33,443
Capital gain distribution from mutual funds             --          --          --         --        --     53,164     49,843
Change in net unrealized appreciation
  (depreciation) of investments                    458,167     696,925     351,273    179,193    76,495    114,437    109,837
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Increase (decrease) in net assets resulting
  from operations                                  117,477     806,195     465,207    188,693    83,519    193,315    183,917
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                       133,059       8,822      43,439        304        --        515      5,270
Cost of units redeemed                            (255,172)   (249,558)   (285,811)   (45,797)  (17,929)   (37,138)   (97,068)
Net transfers                                     (169,038)     90,584     202,445     (8,400)  (17,711)   (16,283)   (51,908)
Contract maintenance charge                             --          --          --         --        --         --         --
Adjustments to net assets allocated to
  contracts in payout period                           141          --        (289)       101        --         --         --
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Increase (decrease) in net assets resulting
  from principal transactions                     (291,010)   (150,152)    (40,216)   (53,792)  (35,640)   (52,906)  (143,706)
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Increase (decrease) in net assets                 (173,533)    656,043     424,991    134,901    47,879    140,409     40,211
Net assets at beginning of period                3,437,045   2,024,748   1,215,589    719,082   327,576    663,591    647,932
                                                ----------  ----------  ----------  ---------  --------  ---------  ---------
Net assets at end of period                     $3,263,512  $2,680,791  $1,640,580  $ 853,983  $375,455  $ 804,000  $ 688,143
                                                ==========  ==========  ==========  =========  ========  =========  =========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                              Sub-accounts
                                         -------------------------------------------------------------------------------------
                                                                                             Marsico     Marsico     Small &
                                            Growth        Growth                             Focused     Focused     Mid Cap
                                         Opportunities Opportunities Technology Technology   Growth      Growth       Value
                                           Portfolio     Portfolio   Portfolio  Portfolio   Portfolio   Portfolio   Portfolio
                                            Class 1       Class 2     Class 1    Class 2     Class 1     Class 3     Class 3
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
Net investment income (loss)               $ (10,018)    $ (4,377)   $  (9,574)  $ (4,566) $  (20,889) $  (14,573) $   (78,410)
Net realized gain (losses)                    55,660       27,310       32,268     25,619      97,112      38,008      758,815
Capital gain distribution from mutual
  funds                                       81,908       38,449           --         --      83,942      60,464    1,146,767
Change in net unrealized appreciation
  (depreciation) of investments             (111,889)     (55,298)     108,467     42,455     (31,614)       (126)  (1,326,573)
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Increase (decrease) in net assets
  resulting from operations                   15,661        6,084      131,161     63,508     128,551      83,773      500,599
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                     785       12,748           --      3,000          --      79,670      164,051
Cost of units redeemed                       (60,183)     (39,713)     (13,878)   (19,500)   (219,154)    (74,039)    (934,727)
Net transfers                                (39,600)     (18,670)     (21,944)   (12,228)    123,306      39,819     (803,884)
Contract maintenance charge                       --           --           --         --          --          --           --
Adjustments to net assets allocated to
  contracts in payout period                      --           --           14         --          --          --         (141)
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Increase (decrease) in net assets
  resulting from principal transactions      (98,998)     (45,635)     (35,808)   (28,728)    (95,848)     45,450   (1,574,701)
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Increase (decrease) in net assets            (83,337)     (39,551)      95,353     34,780      32,703     129,223   (1,074,102)
Net assets at beginning of period            686,446      317,904      597,835    271,812   1,347,558     896,848    8,322,120
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Net assets at end of period                $ 603,109     $278,353    $ 693,188   $306,592  $1,380,261  $1,026,071  $ 7,248,018
                                           =========     ========    =========   ========  ==========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
Net investment income (loss)               $ (10,315)    $ (4,357)   $  (9,383)  $ (4,289) $  (17,165) $  (12,172) $   (93,439)
Net realized gain (losses)                    61,086        8,811       49,042     12,260      87,543      33,398      362,731
Capital gain distribution from mutual
  funds                                       38,289       17,259           --         --      36,304      22,933      561,833
Change in net unrealized appreciation
  (depreciation) of investments              115,192       64,523       91,515     51,276     261,905     176,625    1,317,548
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Increase (decrease) in net assets
  resulting from operations                  204,252       86,236      131,174     59,247     368,587     220,784    2,148,673
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                   7,690        8,119        2,416      1,722          --      52,634      148,476
Cost of units redeemed                      (123,832)     (20,407)    (103,999)   (42,303)   (229,595)    (63,646)    (578,168)
Net transfers                                (17,554)       9,107      (79,182)   (21,146)    (60,290)    (14,290)     573,004
Contract maintenance charge                       --           --           --         --          --          --           --
Adjustments to net assets allocated to
  contracts in payout period                      --          123           38         --          (7)         (4)          (7)
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Increase (decrease) in net assets
  resulting from principal transactions     (133,696)      (3,058)    (180,727)   (61,727)   (289,892)    (25,306)     143,305
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Increase (decrease) in net assets             70,556       83,178      (49,553)    (2,480)     78,695     195,478    2,291,978
Net assets at beginning of period            615,890      234,726      647,388    274,292   1,268,863     701,370    6,030,142
                                           ---------     --------    ---------   --------  ----------  ----------  -----------
Net assets at end of period                $ 686,446     $317,904    $ 597,835   $271,812  $1,347,558  $  896,848  $ 8,322,120
                                           =========     ========    =========   ========  ==========  ==========  ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                           Sub-accounts
                                    ------------------------------------------------------------------------------------------
                                                      Cash         Cash      Corporate    Corporate
                                    Foreign Value  Management   Management     Bond         Bond         Global     Global Bond
                                      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio  Bond Portfolio  Portfolio
                                       Class 3      Class 1      Class 2      Class 1      Class 2      Class 1       Class 2
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)         $   (44,967) $   (87,350) $   (53,246) $   305,769  $  147,210   $  (100,042)  $  (33,010)
Net realized gain (losses)               210,793      (16,804)     (12,613)     465,706      76,892      (136,674)     (70,852)
Capital gain distribution from
  mutual funds                                --           --           --       42,101      21,384            --           --
Change in net unrealized
  appreciation (depreciation) of
  investments                           (832,612)         752       (2,343)    (102,566)     66,435       154,580       55,010
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Increase (decrease) in net assets
  resulting from operations             (666,786)    (103,402)     (68,202)     711,010     311,921       (82,136)     (48,852)
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold              96,770    1,163,169    3,134,177      123,005     380,845         3,610      536,210
Cost of units redeemed                  (753,485)  (4,410,628)  (2,981,785)  (2,596,871)   (528,509)     (949,894)    (294,464)
Net transfers                            (68,225)   4,125,111      956,790     (422,830)   (196,421)     (503,135)    (295,725)
Contract maintenance charge                   --           --           --           --          --            --           --
Adjustments to net assets
  allocated to contracts in payout
  period                                       3       (8,760)      (5,562)         478          --             2          105
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Increase (decrease) in net assets
  resulting from principal
  transactions                          (724,937)     868,892    1,103,620   (2,896,218)   (344,085)   (1,449,417)     (53,874)
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Increase (decrease) in net assets     (1,391,723)     765,490    1,035,418   (2,185,208)    (32,164)   (1,531,553)    (102,726)
Net assets at beginning of period      8,712,641    5,789,546    2,921,549   17,247,711   7,792,335     7,049,711    2,194,986
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Net assets at end of period          $ 7,320,918  $ 6,555,036  $ 3,956,967  $15,062,503  $7,760,171   $ 5,518,158   $2,092,260
                                     ===========  ===========  ===========  ===========  ==========   ===========   ==========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)         $    17,570  $   (97,595) $   (40,491) $   492,749  $  211,316   $   (27,560)  $  (12,371)
Net realized gain (losses)                73,847      (17,480)     (16,495)     525,517     127,514      (211,190)     (40,143)
Capital gain distribution from
  mutual funds                                --           --           --      212,772      96,945        62,969       20,211
Change in net unrealized
  appreciation (depreciation) of
  investments                          1,444,611          495        5,562   (1,267,535)   (465,388)     (240,395)     (92,620)
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Increase (decrease) in net assets
  resulting from operations            1,536,028     (114,580)     (51,424)     (36,497)    (29,613)     (416,176)    (124,923)
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold             108,231    1,018,319    2,490,487       71,559     319,538        18,402      132,424
Cost of units redeemed                  (807,164)  (4,900,323)  (2,373,358)  (2,527,714)   (924,407)     (913,240)    (268,582)
Net transfers                            469,953    4,558,923      160,262     (515,357)   (326,316)     (279,841)     (51,854)
Contract maintenance charge                   --           --           --           --          --            --           --
Adjustments to net assets
  allocated to contracts in payout
  period                                   2,222          917         (208)          26        (441)          643           78
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Increase (decrease) in net assets
  resulting from principal
  transactions                          (226,758)     677,836      277,183   (2,971,486)   (931,626)   (1,174,036)    (187,934)
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Increase (decrease) in net assets      1,309,270      563,256      225,759   (3,007,983)   (961,239)   (1,590,212)    (312,857)
Net assets at beginning of period      7,403,371    5,226,290    2,695,790   20,255,694   8,753,574     8,639,923    2,507,843
                                     -----------  -----------  -----------  -----------  ----------   -----------   ----------
Net assets at end of period          $ 8,712,641  $ 5,789,546  $ 2,921,549  $17,247,711  $7,792,335   $ 7,049,711   $2,194,986
                                     ===========  ===========  ===========  ===========  ==========   ===========   ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                         Sub-accounts
                                    --------------------------------------------------------------------------------------
                                     High-Yield   High-Yield     Asset       Asset       Growth-      Growth-     Global
                                        Bond         Bond      Allocation  Allocation    Income       Income     Equities
                                     Portfolio    Portfolio    Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                      Class 1      Class 2      Class 1     Class 2      Class 1      Class 2     Class 1
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
Net investment income (loss)        $   236,962  $    75,587  $   153,296  $   60,945  $   (48,224) $  (10,159) $  (22,558)
Net realized gain (losses)              571,592       60,813      885,452     262,997      906,758     113,562     114,901
Capital gain distribution from
  mutual funds                               --           --      509,029     235,168      513,471      83,088          --
Change in net unrealized
  appreciation (depreciation) of
  investments                          (771,616)    (143,588)    (405,874)    (62,306)     304,045      69,943     (24,002)
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in net assets
  resulting from operations              36,938       (7,188)   1,141,903     496,804    1,676,050     256,434      68,341
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold             18,084      212,736       43,087     882,662       28,314      84,851       2,422
Cost of units redeemed               (1,556,732)    (375,452)  (3,543,180)   (981,070)  (2,192,571)   (257,293)   (236,739)
Net transfers                        (1,977,701)    (970,518)     152,214      67,217     (430,101)     41,495     (14,998)
Contract maintenance charge                  --           --           --          --           --          --          --
Adjustments to net assets
  allocated to contracts in payout
  period                                   (124)           2        2,249        (447)       4,568         (89)        365
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in net assets
  resulting from principal
  transactions                       (3,516,473)  (1,133,232)  (3,345,630)    (31,638)  (2,589,790)   (131,036)   (248,950)
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in net assets    (3,479,535)  (1,140,420)  (2,203,727)    465,166     (913,740)    125,398    (180,609)
Net assets at beginning of period     9,946,992    3,301,836   20,775,195   8,538,747   15,235,424   2,160,322   2,742,872
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Net assets at end of period         $ 6,467,457  $ 2,161,416  $18,571,468  $9,003,913  $14,321,684  $2,285,720  $2,562,263
                                    ===========  ===========  ===========  ==========  ===========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
Net investment income (loss)        $   400,199  $   126,840  $   260,402  $   94,152  $    (5,906) $   (3,256) $  (25,887)
Net realized gain (losses)              358,032      199,649      511,665     178,371      598,735     114,118      97,261
Capital gain distribution from
  mutual funds                               --           --           --          --      264,534      38,655          --
Change in net unrealized
  appreciation (depreciation) of
  investments                          (111,091)    (123,571)   2,337,355     909,264    2,930,121     374,266     502,864
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in net assets
  resulting from operations             647,140      202,918    3,109,422   1,181,787    3,787,484     523,783     574,238
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold             59,200      162,989      133,352     498,353      102,800     134,276       6,537
Cost of units redeemed               (1,089,282)    (521,140)  (3,193,327)   (855,855)  (1,687,281)   (329,688)   (356,758)
Net transfers                          (695,458)     (41,416)    (114,979)    331,962     (903,366)     (3,736)    (54,463)
Contract maintenance charge                  --           --           --          --           --          --          --
Adjustments to net assets
  allocated to contracts in payout
  period                                 (5,639)        (149)       4,183         246       (1,252)       (658)     (3,335)
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in net assets
  resulting from principal
  transactions                       (1,731,179)    (399,716)  (3,170,771)    (25,294)  (2,489,099)   (199,806)   (408,019)
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in net assets    (1,084,039)    (196,798)     (61,349)  1,156,493    1,298,385     323,977     166,219
Net assets at beginning of period    11,031,031    3,498,634   20,836,544   7,382,254   13,937,039   1,836,345   2,576,653
                                    -----------  -----------  -----------  ----------  -----------  ----------  ----------
Net assets at end of period         $ 9,946,992  $ 3,301,836  $20,775,195  $8,538,747  $15,235,424  $2,160,322  $2,742,872
                                    ===========  ===========  ===========  ==========  ===========  ==========  ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                            Sub-accounts
                                       --------------------------------------------------------------------------------------
                                                                                MFS           MFS
                                                                           Massachusetts Massachusetts
                                        Global     Alliance     Alliance     Investors     Investors   Fundamental Fundamental
                                       Equities     Growth       Growth        Trust         Trust       Growth      Growth
                                       Portfolio   Portfolio    Portfolio    Portfolio     Portfolio    Portfolio   Portfolio
                                        Class 2     Class 1      Class 2      Class 1       Class 2      Class 1     Class 2
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)           $  (6,075) $  (185,860) $  (27,317)  $  (15,701)   $  (12,499)   $  (5,939)  $ (4,328)
Net realized gain (losses)                42,795      839,929     214,714      226,539        52,256       68,461     28,716
Capital gain distribution from mutual
  funds                                       --           --          --       60,265        44,184           --         --
Change in net unrealized appreciation
  (depreciation) of investments          (20,180)     753,536      24,951     (132,240)       14,409      (43,091)      (225)
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Increase (decrease) in net assets
  resulting from operations               16,540    1,407,605     212,348      138,863        98,350       19,431     24,163
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold              22,115       47,170     219,469       36,827       113,933          362     90,155
Cost of units redeemed                   (76,782)  (1,457,551)   (275,562)    (408,579)      (69,569)    (103,230)   (24,811)
Net transfers                            (51,852)    (198,236)    (98,922)      75,150        15,151      (38,716)   (48,760)
Contract maintenance charge                   --           --          --           --            --           --         --
Adjustments to net assets allocated
  to contracts in payout period              (31)       5,184         855           --           175           --         --
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Increase (decrease) in net assets
  resulting from principal
  transactions                          (106,550)  (1,603,433)   (154,160)    (296,602)       59,690     (141,584)    16,584
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Increase (decrease) in net assets        (90,010)    (195,828)     58,188     (157,739)      158,040     (122,153)    40,747
Net assets at beginning of period        631,587   12,477,141   1,784,773    1,723,594     1,052,057      459,231    283,354
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Net assets at end of period            $ 541,577  $12,281,313  $1,842,961   $1,565,855    $1,210,097    $ 337,078   $324,101
                                       =========  ===========  ==========   ==========    ==========    =========   ========
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)           $  (6,031) $  (143,316) $  (28,096)  $  (15,428)   $  (10,863)   $  (6,815)  $ (3,459)
Net realized gain (losses)                12,720      569,582     280,996      211,838        81,800       85,108      3,300
Capital gain distribution from mutual
  funds                                       --           --          --       32,576        20,501           --         --
Change in net unrealized appreciation
  (depreciation) of investments          110,223    3,100,000     337,558      207,991       170,054       59,159     68,284
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Increase (decrease) in net assets
  resulting from operations              116,912    3,526,266     590,458      436,977       261,492      137,452     68,125
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold              73,930      136,948      45,322       12,420        49,661          148     24,820
Cost of units redeemed                   (74,243)  (1,399,381)   (329,148)    (366,123)     (135,774)    (286,955)   (11,656)
Net transfers                             73,995     (731,308)   (389,892)      82,734       (53,210)      39,896     48,728
Contract maintenance charge                   --           --          --           --            --           --         --
Adjustments to net assets allocated
  to contracts in payout period               --          784      (1,289)         110          (277)          --         --
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Increase (decrease) in net assets
  resulting from principal
  transactions                            73,682   (1,992,957)   (675,007)    (270,859)     (139,600)    (246,911)    61,892
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Increase (decrease) in net assets        190,594    1,533,309     (84,549)     166,118       121,892     (109,459)   130,017
Net assets at beginning of period        440,993   10,943,832   1,869,322    1,557,476       930,165      568,690    153,337
                                       ---------  -----------  ----------   ----------    ----------    ---------   --------
Net assets at end of period            $ 631,587  $12,477,141  $1,784,773   $1,723,594    $1,052,057    $ 459,231   $283,354
                                       =========  ===========  ==========   ==========    ==========    =========   ========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                           Sub-accounts
                                   --------------------------------------------------------------------------------------------
                                   International International
                                    Diversified   Diversified      Davis     Davis Venture  MFS Total    MFS Total     Total
                                     Equities      Equities    Venture Value     Value       Return       Return    Return Bond
                                     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio   Portfolio
                                      Class 1       Class 2       Class 1       Class 2      Class 1      Class 3     Class 1
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)        $     2,364   $   (2,217)   $  (318,849)  $   (99,831) $   131,723  $   24,561  $   (37,309)
Net realized gain (losses)              196,418       32,526      1,423,631       358,299      797,330     219,177       69,876
Capital gain distribution from
  mutual funds                               --           --      2,958,524       819,712           --          --           --
Change in net unrealized
  appreciation (depreciation) of
  investments                          (799,947)    (161,330)    (2,388,731)     (640,293)     661,207     184,611      345,318
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Increase (decrease) in net assets
  resulting from operations            (601,165)    (131,021)     1,674,575       437,887    1,590,260     428,349      377,885
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold              6,136      163,629         95,960       603,893       91,515     745,147       22,599
Cost of units redeemed                 (901,984)    (125,866)    (4,802,909)   (1,043,259)  (3,368,508)   (858,234)  (1,432,855)
Net transfers                           162,517       93,475       (893,641)     (451,817)      76,668     746,462     (332,275)
Contract maintenance charge                  --           --             --            --           --          --           --
Adjustments to net assets
  allocated to contracts in
  payout period                               3          469             33         1,920           --          92           --
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                         (733,328)     131,707     (5,600,557)     (889,263)  (3,200,325)    633,467   (1,742,531)
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Increase (decrease) in net assets    (1,334,493)         686     (3,925,982)     (451,376)  (1,610,065)  1,061,816   (1,364,646)
Net assets at beginning of period     6,796,489    1,349,213     36,726,299     9,660,796   25,471,251   6,469,342   12,112,970
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Net assets at end of period         $ 5,461,996   $1,349,899    $32,800,317   $ 9,209,420  $23,861,186  $7,531,158  $10,748,324
                                    ===========   ==========    ===========   ===========  ===========  ==========  ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)        $    75,654   $   12,832    $  (124,054)  $   (50,900) $   201,946  $   40,817  $   (32,187)
Net realized gain (losses)              132,199       23,968        958,389       352,611      448,050      93,770      171,527
Capital gain distribution from
  mutual funds                               --           --      2,012,450       526,357           --          --      162,340
Change in net unrealized
  appreciation (depreciation) of
  investments                           923,976      183,413      6,719,154     1,689,413    3,306,291     769,395   (1,047,881)
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Increase (decrease) in net assets
  resulting from operations           1,131,829      220,213      9,565,939     2,517,481    3,956,287     903,982     (746,201)
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold             54,643       60,572        216,444       630,872       26,165     662,504        4,274
Cost of units redeemed                 (592,625)    (194,413)    (3,908,446)   (1,141,594)  (3,323,046)   (565,568)  (1,472,761)
Net transfers                          (254,761)      13,480     (2,056,775)   (1,159,864)     135,166     237,741   (1,666,844)
Contract maintenance charge                  --           --             --            --           --          --           --
Adjustments to net assets
  allocated to contracts in
  payout period                              66          231         (2,386)       (1,170)         (34)        (47)     (13,354)
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                         (792,677)    (120,130)    (5,751,163)   (1,671,756)  (3,161,749)    334,630   (3,148,685)
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Increase (decrease) in net assets       339,152      100,083      3,814,776       845,725      794,538   1,238,612   (3,894,886)
Net assets at beginning of period     6,457,337    1,249,130     32,911,523     8,815,071   24,676,713   5,230,730   16,007,856
                                    -----------   ----------    -----------   -----------  -----------  ----------  -----------
Net assets at end of period         $ 6,796,489   $1,349,213    $36,726,299   $ 9,660,796  $25,471,251  $6,469,342  $12,112,970
                                    ===========   ==========    ===========   ===========  ===========  ==========  ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                               Sub-accounts
                                           ------------------------------------------------------------------------------------
                                           Total Return   Telecom    Telecom     Equity        Equity     Aggressive  Aggressive
                                               Bond       Utility    Utility  Opportunities Opportunities   Growth      Growth
                                            Portfolio    Portfolio  Portfolio   Portfolio     Portfolio   Portfolio   Portfolio
                                             Class 2      Class 1    Class 2     Class 1       Class 2     Class 1     Class 2
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)               $   (16,765) $   28,203  $  4,777   $  (43,695)   $  (13,230)  $  (52,453)  $ (2,758)
Net realized gain (losses)                     (23,723)    109,666    21,768      309,855        56,806      162,527     12,416
Capital gain distribution from mutual
  funds                                             --          --        --           --            --           --         --
Change in net unrealized appreciation
  (depreciation) of investments                154,114     104,110    22,499       52,305        37,632     (163,944)   (10,591)
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Increase (decrease) in net assets
  resulting from operations                    113,626     241,979    49,044      318,465        81,208      (53,870)      (933)
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                   293,999      44,815    17,518          240        75,533       18,238     23,245
Cost of units redeemed                        (345,558)   (202,331)  (34,912)    (572,124)     (119,564)    (350,609)   (15,592)
Net transfers                               (1,068,937)    (29,848)  (16,995)     (22,602)        1,072      (75,925)   (12,654)
Contract maintenance charge                         --          --        --           --            --           --         --
Adjustments to net assets allocated to
  contracts in payout period                    (1,380)         17        --          500           (42)         130         --
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Increase (decrease) in net assets
  resulting from principal transactions     (1,121,876)   (187,347)  (34,389)    (593,986)      (43,001)    (408,166)    (5,001)
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Increase (decrease) in net assets           (1,008,250)     54,632    14,655     (275,521)       38,207     (462,036)    (5,934)
Net assets at beginning of period            4,130,855   2,227,172   498,510    4,026,697       976,907    3,779,825    184,223
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Net assets at end of period                $ 3,122,605  $2,281,804  $513,165   $3,751,176    $1,015,114   $3,317,789   $178,289
                                           ===========  ==========  ========   ==========    ==========   ==========   ========
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)               $   (15,927) $   17,536  $  3,221   $  (38,080)   $  (10,414)  $  (50,532)  $ (3,185)
Net realized gain (losses)                      26,109      89,445    19,275      326,015        56,642      151,709     35,724
Capital gain distribution from mutual
  funds                                         49,329          --        --           --            --           --         --
Change in net unrealized appreciation
  (depreciation) of investments               (276,698)    268,336    58,044      727,115       183,302    1,023,754     38,024
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Increase (decrease) in net assets
  resulting from operations                   (217,187)    375,317    80,540    1,015,050       229,530    1,124,931     70,563
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                   304,651      16,597    31,657       50,182        74,463       42,691         --
Cost of units redeemed                        (494,200)   (258,060)  (36,387)    (774,837)     (149,400)    (251,419)   (84,957)
Net transfers                                 (247,492)   (125,761)  (39,037)    (172,231)      (30,439)    (120,958)     2,881
Contract maintenance charge                         --          --        --           --            --           --         --
Adjustments to net assets allocated to
  contracts in payout period                       527         (34)       --        1,453            --        1,861        (15)
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Increase (decrease) in net assets
  resulting from principal transactions       (436,514)   (367,258)  (43,767)    (895,433)     (105,376)    (327,825)   (82,091)
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Increase (decrease) in net assets             (653,701)      8,059    36,773      119,617       124,154      797,106    (11,528)
Net assets at beginning of period            4,784,556   2,219,113   461,737    3,907,080       852,753    2,982,719    195,751
                                           -----------  ----------  --------   ----------    ----------   ----------   --------
Net assets at end of period                $ 4,130,855  $2,227,172  $498,510   $4,026,697    $  976,907   $3,779,825   $184,223
                                           ===========  ==========  ========   ==========    ==========   ==========   ========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                                   Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                   International International
                                                    Growth and    Growth and   Dogs of Wall   Dogs of
                                                      Income        Income        Street    Wall Street  Balanced     Balanced
                                                     Portfolio     Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                                                      Class 1       Class 2      Class 1      Class 2     Class 1      Class 2
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
Net investment income (loss)                        $    5,828    $      977    $   (2,872)  $  (2,036) $   (23,503) $   (4,584)
Net realized gain (losses)                              56,502        36,546       265,158      73,331      699,519     155,471
Capital gain distribution from mutual funds                 --            --        95,650      36,345           --          --
Change in net unrealized appreciation
  (depreciation) of investments                       (349,474)     (151,574)     (147,178)    (31,792)     404,085      92,621
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Increase (decrease) in net assets resulting from
  operations                                          (287,144)     (114,051)      210,758      75,848    1,080,101     243,508
                                                    ----------    ----------    ----------   ---------  -----------  ----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                            14,059        39,370         6,545      59,294       23,408     517,531
Cost of units redeemed                                (290,260)     (117,269)     (276,705)    (74,749)  (2,246,243)   (491,119)
Net transfers                                         (196,030)       40,370      (133,208)    (64,338)     470,725     139,895
Contract maintenance charge                                 --            --            --          --           --          --
Adjustments to net assets allocated to contracts
  in payout period                                           8             3           400       1,783          931           1
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Increase (decrease) in net assets resulting from
  principal transactions                              (472,223)      (37,526)     (402,968)    (78,010)  (1,751,179)    166,308
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Increase (decrease) in net assets                     (759,367)     (151,577)     (192,210)     (2,162)    (671,078)    409,816
Net assets at beginning of period                    3,131,817     1,093,930     2,488,159     875,452   11,856,916   2,387,689
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Net assets at end of period                         $2,372,450    $  942,353    $2,295,949   $ 873,290  $11,185,838  $2,797,505
                                                    ==========    ==========    ==========   =========  ===========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
Net investment income (loss)                        $   17,273    $    3,907    $     (217)  $  (1,478) $     3,473  $   (1,710)
Net realized gain (losses)                               5,258        24,232       238,119      64,986      334,832      87,542
Capital gain distribution from mutual funds                 --            --            --          --           --          --
Change in net unrealized appreciation
  (depreciation) of investments                        500,379       165,788       419,339     160,641    1,452,940     257,932
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Increase (decrease) in net assets resulting from
  operations                                           522,910       193,927       657,241     224,149    1,791,245     343,764
                                                    ----------    ----------    ----------   ---------  -----------  ----------
FROM CAPITAL TRANSACTIONS
Net proceeds from units sold                            14,846        11,911        13,073     194,522       82,208     424,882
Cost of units redeemed                                (260,549)     (143,407)     (509,566)   (213,078)  (1,477,798)   (384,264)
Net transfers                                          105,612       (15,014)      319,018      35,777    1,858,188      58,702
Contract maintenance charge                                 --            --            --          --           --          --
Adjustments to net assets allocated to contracts
  in payout period                                      (2,239)           99           235      (1,492)         380         121
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Increase (decrease) in net assets resulting from
  principal transactions                              (142,330)     (146,411)     (177,240)     15,729      462,978      99,441
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Increase (decrease) in net assets                      380,580        47,516       480,001     239,878    2,254,223     443,205
Net assets at beginning of period                    2,751,237     1,046,414     2,008,158     635,574    9,602,693   1,944,484
                                                    ----------    ----------    ----------   ---------  -----------  ----------
Net assets at end of period                         $3,131,817    $1,093,930    $2,488,159   $ 875,452  $11,856,916  $2,387,689
                                                    ==========    ==========    ==========   =========  ===========  ==========

                            See accompanying notes.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Variable Annuity Account Four of American General Life Insurance Company (the "Separate Account") is a separate account of American General Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   On December 31, 2012, SunAmerica Annuity and Life Assurance Company merged into the Company. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

   The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of these contracts is AIG Capital Services, Inc., a wholly owned, indirect subsidiary of the Company. No underwriting fees are paid in connection with the distribution of these contracts. The Separate Account offers the Advisor Variable Annuity product.

   The Separate Account is composed of 69 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts in invested solely in the shares of one of the following: (1) the ten Class 1 and Class 2 currently available portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the fifty-two Class 1, 2, and 3 currently available investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the AIM Variable Insurance Funds (the "Invesco Funds"), (4) the three currently available Class 2 investment portfolios of the American Funds Insurance Series (the "American Series"), or (5) the one Class VC currently available investment portfolio in the Lord Abbett Series Fund Inc. (the "Lord Abbett Fund"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares of the Anchor Trust and the SunAmerica Trust are subject to 12b-1 fees of 0.15% of the class' average daily net assets, and the

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)

   Class 3 shares of the SunAmerica Trust, the Class II shares of the Invesco Funds, and the Class 2 shares of the American Series are subject to 12b-1 fees of 0.25% of each class' average daily net assets. The Class 1 shares are not subject to 12b-1 fees. The Class VC shares of the Lord Abbett Fund are also not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Invesco Funds, the American Series, and the Lord Abbett Fund (collectively referred to as the "Trusts") are diversified, open-end investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor Trust and SunAmerica Trust are affiliated investment companies. The contract holder may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

   The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

   Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

   INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis.

   ACCUMULATION UNIT: This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

   USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   RESERVES FOR ANNUITY CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

   At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are the established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Separate Account they will be disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

   Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels"

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)

   based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requirements judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and Liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state municipal and provincial obligations, hybrid securities, and derivative contracts.

   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of December 31, 2014 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2014 and for the year then ended.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)

   The Separate Account had no liabilities as of December 31, 2014. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2014, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2014 is presented.

4. CHARGES AND DEDUCTIONS

   There are no withdrawal charges and no contract maintenance changes. Other charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statement of Operations. The total annual rate of the net asset value of each portfolio is 1.52% or 1.77%, depending on whether the optional enhanced death benefit is chosen. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

   TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

   PREMIUM TAXES: Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS

   There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a Purchase Payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Change in Net Assets.

   SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                            Cost of
Sub-accounts                                                                               Purchases  Proceeds from Sales
------------                                                                               ---------- -------------------
Growth and Income Portfolio Class VC                                                       $  628,975     $ 3,858,889
Growth-Income Fund Class 2                                                                  6,934,565      12,044,866
Growth Fund Class 2                                                                         3,907,655       6,975,750
Global Growth Fund Class 2                                                                  4,945,381       5,939,969
Invesco VI American Franchise Fund Series II                                                  285,106         517,677
Invesco VI Comstock Fund Series II                                                          1,046,359       3,817,828
Invesco VI Growth and Income Fund Series II                                                 3,225,075       3,176,170
Growth Portfolio Class 1                                                                      320,168       1,524,570
Growth Portfolio Class 2                                                                      107,276         419,056
Government and Quality Bond Portfolio Class 1                                               1,767,595       3,670,518
Government and Quality Bond Portfolio Class 2                                               1,556,789       1,487,963
Capital Appreciation Portfolio Class 1                                                      5,776,075       5,161,002
Capital Appreciation Portfolio Class 2                                                      1,632,054       1,011,902
Natural Resources Portfolio Class 1                                                           252,679         744,084
Natural Resources Portfolio Class 2                                                           201,585         408,561
Mid-Cap Growth Portfolio Class 1                                                              372,439         444,488
Mid-Cap Growth Portfolio Class 2                                                              572,885         340,203
Capital Growth Portfolio Class 1                                                                1,699         211,318
Capital Growth Portfolio Class 2                                                               20,323          50,184
Blue Chip Growth Portfolio Class 1                                                            178,960         210,158
Blue Chip Growth Portfolio Class 2                                                            262,039          55,826
Growth Opportunities Portfolio Class 1                                                        146,878         173,985
Growth Opportunities Portfolio Class 2                                                         74,172          85,735
Technology Portfolio Class 1                                                                   33,496          78,878
Technology Portfolio Class 2                                                                   38,764          72,058
Marsico Focused Growth Portfolio Class 1                                                      217,597         250,393
Marsico Focused Growth Portfolio Class 3                                                      184,536          93,194
Small & Mid Cap Value Portfolio Class 3                                                     2,159,334       2,665,678
Foreign Value Portfolio Class 3                                                               667,924       1,437,828
Cash Management Portfolio Class 1                                                           7,488,893       6,707,350
Cash Management Portfolio Class 2                                                           5,325,001       4,274,627
Corporate Bond Portfolio Class 1                                                            1,051,367       3,599,714
Corporate Bond Portfolio Class 2                                                              714,980         890,472
Global Bond Portfolio Class 1                                                                 358,369       1,907,827
Global Bond Portfolio Class 2                                                                 588,483         675,368
High-Yield Bond Portfolio Class 1                                                           2,795,303       6,074,814
High-Yield Bond Portfolio Class 2                                                           2,043,919       3,101,564
Asset Allocation Portfolio Class 1                                                          1,682,631       4,365,936
Asset Allocation Portfolio Class 2                                                          1,409,482       1,145,006
Growth-Income Portfolio Class 1                                                               773,435       2,897,978
Growth-Income Portfolio Class 2                                                               240,726         298,835
Global Equities Portfolio Class 1                                                              88,789         360,297
Global Equities Portfolio Class 2                                                              27,357         139,982
Alliance Growth Portfolio Class 1                                                             483,604       2,272,897
Alliance Growth Portfolio Class 2                                                             297,377         478,854
MFS Massachusetts Investors Trust Portfolio Class 1                                           215,698         467,737
MFS Massachusetts Investors Trust Portfolio Class 2                                           225,562         134,187
Fundamental Growth Portfolio Class 1                                                           17,917         165,440
Fundamental Growth Portfolio Class 2                                                          100,791          88,535
International Diversified Equities Portfolio Class 1                                          363,721       1,094,686
International Diversified Equities Portfolio Class 2                                          323,255         193,764
Davis Venture Value Portfolio Class 1                                                       3,559,725       6,520,607
Davis Venture Value Portfolio Class 2                                                       1,488,446       1,657,829
MFS Total Return Portfolio Class 1                                                          1,289,444       4,358,046
MFS Total Return Portfolio Class 3                                                          1,674,995       1,016,967
Total Return Bond Portfolio Class 1                                                           936,957       2,716,797
Total Return Bond Portfolio Class 2                                                           344,448       1,483,090
Telecom Utility Portfolio Class 1                                                             192,726         351,871
Telecom Utility Portfolio Class 2                                                              48,878          78,490
Equity Opportunities Portfolio Class 1                                                        103,838         741,518
Equity Opportunities Portfolio Class 2                                                         82,051         138,282
Aggressive Growth Portfolio Class 1                                                            78,350         538,969
Aggressive Growth Portfolio Class 2                                                            23,202          30,960
International Growth and Income Portfolio Class 1                                             173,898         640,293
International Growth and Income Portfolio Class 2                                             167,520         204,068
Dogs of Wall Street Portfolio Class 1                                                         234,790         544,980
Dogs of Wall Street Portfolio Class 2                                                         147,508         191,209
Balanced Portfolio Class 1                                                                    848,417       2,623,098
Balanced Portfolio Class 2                                                                    683,398         521,675

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2014.

                                              Contracts with              Accumulation Annuity Annuity     Net
                                                 a Total     Accumulation    Units      Units   Units    Increase
Sub-accounts                                    Expense of   Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                  -------------- ------------ ------------ ------- -------- ----------
Growth and Income Portfolio Class VC               1.52%        36,787      (228,336)   3,943       --   (187,606)
Growth and Income Portfolio Class VC               1.77%           418        (1,557)      --       --     (1,139)
Growth-Income Fund Class 2                         1.52%       142,309      (468,396)   8,188   (2,209)  (320,108)
Growth-Income Fund Class 2                         1.77%        10,650        (3,803)      --       --      6,847
Growth Fund Class 2                                1.52%        79,216      (237,175)   4,281   (1,622)  (155,300)
Growth Fund Class 2                                1.77%         1,883        (3,550)      --       --     (1,667)
Global Growth Fund Class 2                         1.52%        63,991      (184,626)   4,310       --   (116,325)
Global Growth Fund Class 2                         1.77%         2,335        (1,255)      --       --      1,080
Invesco VI American Franchise Fund Series II       1.52%        12,714       (31,369)      --       --    (18,655)
Invesco VI American Franchise Fund Series II       1.77%         6,149          (407)      --       --      5,742
Invesco VI Comstock Fund Series II                 1.52%        41,314      (185,728)   1,044      (11)  (143,381)
Invesco VI Comstock Fund Series II                 1.77%         8,469        (4,328)      --       --      4,141
Invesco VI Growth and Income Fund Series II        1.52%        39,076      (146,940)   8,679       --    (99,185)
Invesco VI Growth and Income Fund Series II        1.77%         2,133        (1,267)      --       --        866
Growth Portfolio Class 1                           1.52%           615       (29,242)   4,380       --    (24,247)
Growth Portfolio Class 1                           1.77%         2,261        (2,363)      --       --       (102)
Growth Portfolio Class 2                           1.52%         2,684        (4,568)      --   (3,363)    (5,247)
Growth Portfolio Class 2                           1.77%            --        (1,019)      --       --     (1,019)
Government and Quality Bond Portfolio
  Class 1                                          1.52%        51,934      (170,380)  15,218       --   (103,228)
Government and Quality Bond Portfolio
  Class 1                                          1.77%        12,999        (1,015)      --       --     11,984
Government and Quality Bond Portfolio
  Class 2                                          1.52%        73,522       (70,710)   6,191       --      9,003
Government and Quality Bond Portfolio
  Class 2                                          1.77%            36        (6,507)      --       --     (6,471)
Capital Appreciation Portfolio Class 1             1.52%        (1,619)      (59,112)  12,402       --    (48,329)
Capital Appreciation Portfolio Class 1             1.77%         4,237        (2,962)      --       --      1,275
Capital Appreciation Portfolio Class 2             1.52%         8,472       (11,890)     112       --     (3,306)
Capital Appreciation Portfolio Class 2             1.77%           115          (484)      --       --       (369)
Natural Resources Portfolio Class 1                1.52%         4,672       (13,549)      --     (250)    (9,127)
Natural Resources Portfolio Class 1                1.77%           345          (166)      --       --        179
Natural Resources Portfolio Class 2                1.52%         4,080        (7,557)      --       --     (3,477)
Natural Resources Portfolio Class 2                1.77%            71           (16)      --       --         55
Mid-Cap Growth Portfolio Class 1                   1.52%         9,963       (23,244)     211       --    (13,070)
Mid-Cap Growth Portfolio Class 1                   1.77%            --          (307)      --       --       (307)
Mid-Cap Growth Portfolio Class 2                   1.52%        19,112       (19,899)   1,754       --        967
Mid-Cap Growth Portfolio Class 2                   1.77%         5,041          (332)      --       --      4,709
Capital Growth Portfolio Class 1                   1.52%           (37)      (18,750)     222       --    (18,565)
Capital Growth Portfolio Class 1                   1.77%            --            --       --       --         --
Capital Growth Portfolio Class 2                   1.52%         1,953        (4,333)      --       --     (2,380)
Capital Growth Portfolio Class 2                   1.77%             1           (33)      --       --        (32)
Blue Chip Growth Portfolio Class 1                 1.52%        16,068       (22,139)      --       --     (6,071)
Blue Chip Growth Portfolio Class 1                 1.77%            --           (48)      --       --        (48)
Blue Chip Growth Portfolio Class 2                 1.52%        24,776        (4,871)      --       --     19,905
Blue Chip Growth Portfolio Class 2                 1.77%            --          (250)      --       --       (250)
Growth Opportunities Portfolio Class 1             1.52%         7,969       (18,293)      --       --    (10,324)
Growth Opportunities Portfolio Class 1             1.77%            14           (86)      --       --        (72)
Growth Opportunities Portfolio Class 2             1.52%         3,172        (9,086)      --       --     (5,914)
Growth Opportunities Portfolio Class 2             1.77%           995            --       --       --        995
Technology Portfolio Class 1                       1.52%         9,671       (20,232)      --     (836)   (11,397)
Technology Portfolio Class 1                       1.77%            --            --       --       --         --
Technology Portfolio Class 2                       1.52%        12,601       (20,063)      --       --     (7,462)
Technology Portfolio Class 2                       1.77%         1,169        (1,235)      --       --        (66)
Marsico Focused Growth Portfolio Class 1           1.52%         7,925       (13,071)       7       --     (5,139)
Marsico Focused Growth Portfolio Class 1           1.77%            --          (100)      --       --       (100)
Marsico Focused Growth Portfolio Class 3           1.52%         7,437        (4,770)       2       --      2,669
Marsico Focused Growth Portfolio Class 3           1.77%             8           (65)      --       --        (57)
Small & Mid Cap Value Portfolio Class 3            1.52%        23,973       (70,685)   1,741       --    (44,971)
Small & Mid Cap Value Portfolio Class 3            1.77%         9,567       (18,778)      --       --     (9,211)
Foreign Value Portfolio Class 3                    1.52%        29,451       (57,322)   1,114       --    (26,757)
Foreign Value Portfolio Class 3                    1.77%           806        (8,905)      --       --     (8,099)
Cash Management Portfolio Class 1                  1.52%       639,567      (637,559)  64,653       --     66,661
Cash Management Portfolio Class 1                  1.77%        27,737       (24,067)      --       --      3,670
Cash Management Portfolio Class 2                  1.52%       526,872      (469,965)  32,849       --     89,756
Cash Management Portfolio Class 2                  1.77%         4,831        (4,641)      --       --        190
Corporate Bond Portfolio Class 1                   1.52%        18,792      (128,879)   8,507       --   (101,580)
Corporate Bond Portfolio Class 1                   1.77%            25          (262)      --       --       (237)
Corporate Bond Portfolio Class 2                   1.52%        15,289       (31,719)   6,169       --    (10,261)
Corporate Bond Portfolio Class 2                   1.77%            58        (2,206)      --       --     (2,148)
Global Bond Portfolio Class 1                      1.52%        16,168       (65,746)     314       --    (49,264)
Global Bond Portfolio Class 1                      1.77%         2,517       (15,571)      --       --    (13,054)
Global Bond Portfolio Class 2                      1.52%        23,831       (28,138)   2,427       --     (1,880)
Global Bond Portfolio Class 2                      1.77%           215        (1,015)      --       --       (800)
High-Yield Bond Portfolio Class 1                  1.52%        83,709      (203,826)   4,667       --   (115,450)
High-Yield Bond Portfolio Class 1                  1.77%         2,180        (9,999)      --       --     (7,819)
High-Yield Bond Portfolio Class 2                  1.52%        69,534      (112,760)   2,593       --    (40,633)
High-Yield Bond Portfolio Class 2                  1.77%            63          (357)      --       --       (294)
Asset Allocation Portfolio Class 1                 1.52%        16,154      (117,341)   9,802       --    (91,385)
Asset Allocation Portfolio Class 1                 1.77%            --          (284)      --       --       (284)
Asset Allocation Portfolio Class 2                 1.52%        29,021       (30,097)     674       --       (402)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2014.

                                              Contracts with               Accumulation Annuity Annuity     Net
                                                 a Total     Accumulation     Units      Units   Units    Increase
Sub-accounts                                    Expense of   Units Issued    Redeemed   Issued  Redeemed (Decrease)
------------                                  -------------- ------------  ------------ ------- -------- ----------
Asset Allocation Portfolio Class 2                 1.77%             3           (131)      --      --        (128)
Growth-Income Portfolio Class 1                    1.52%         2,387        (64,811)   3,051      --     (59,373)
Growth-Income Portfolio Class 1                    1.77%            --            (86)      --      --         (86)
Growth-Income Portfolio Class 2                    1.52%         4,032         (7,568)     570      --      (2,966)
Growth-Income Portfolio Class 2                    1.77%             1            (23)      --      --         (22)
Global Equities Portfolio Class 1                  1.52%         1,441        (11,979)   1,422      --      (9,116)
Global Equities Portfolio Class 1                  1.77%            10            (80)      --      --         (70)
Global Equities Portfolio Class 2                  1.52%         1,086         (5,254)     249      --      (3,919)
Global Equities Portfolio Class 2                  1.77%            --             --       --      --          --
Alliance Growth Portfolio Class 1                  1.52%         3,489        (40,520)   3,873      --     (33,158)
Alliance Growth Portfolio Class 1                  1.77%         3,928         (2,250)      --      --       1,678
Alliance Growth Portfolio Class 2                  1.52%         6,186         (9,336)     187      --      (2,963)
Alliance Growth Portfolio Class 2                  1.77%            85            (89)      --      --          (4)
MFS Massachusetts Investors Trust Portfolio
  Class 1                                          1.52%         4,330        (12,776)      --      --      (8,446)
MFS Massachusetts Investors Trust Portfolio
  Class 1                                          1.77%             1             (6)      --      --          (5)
MFS Massachusetts Investors Trust Portfolio
  Class 2                                          1.52%         5,171         (3,374)      --     (16)      1,781
MFS Massachusetts Investors Trust Portfolio
  Class 2                                          1.77%            --            (61)      --      --         (61)
Fundamental Growth Portfolio Class 1               1.52%           691         (6,118)      --      --      (5,427)
Fundamental Growth Portfolio Class 1               1.77%             5             (5)      --      --          --
Fundamental Growth Portfolio Class 2               1.52%         4,131         (3,225)      --      --         906
Fundamental Growth Portfolio Class 2               1.77%            --             (5)      --      --          (5)
International Diversified Equities Portfolio
  Class 1                                          1.52%        15,478        (68,120)   1,454      --     (51,188)
International Diversified Equities Portfolio
  Class 1                                          1.77%         3,642            (30)      --      --       3,612
International Diversified Equities Portfolio
  Class 2                                          1.52%        21,729        (12,811)     885      --       9,803
International Diversified Equities Portfolio
  Class 2                                          1.77%           214           (135)      --      --          79
Davis Venture Value Portfolio Class 1              1.52%         7,431       (120,451)   2,291      --    (110,729)
Davis Venture Value Portfolio Class 1              1.77%         3,380         (4,168)      --      --        (788)
Davis Venture Value Portfolio Class 2              1.52%        14,078        (30,405)     362      --     (15,965)
Davis Venture Value Portfolio Class 2              1.77%            11         (2,317)      --      --      (2,306)
MFS Total Return Portfolio Class 1                 1.52%        26,452       (111,321)      33      --     (84,836)
MFS Total Return Portfolio Class 1                 1.77%           179         (1,979)      --      --      (1,800)
MFS Total Return Portfolio Class 3                 1.52%        43,005        (27,506)   1,323      --      16,822
MFS Total Return Portfolio Class 3                 1.77%           309             (4)      --      --         305
Total Return Bond Portfolio Class 1                1.52%        22,903        (86,947)      --    (117)    (64,161)
Total Return Bond Portfolio Class 1                1.77%        10,133         (6,877)      --      --       3,256
Total Return Bond Portfolio Class 2                1.52%         8,847        (50,727)   3,970      --     (37,910)
Total Return Bond Portfolio Class 2                1.77%            41         (2,461)      --      --      (2,420)
Telecom Utility Portfolio Class 1                  1.52%         5,343        (12,776)      --    (401)     (7,834)
Telecom Utility Portfolio Class 1                  1.77%           368             --       --      --         368
Telecom Utility Portfolio Class 2                  1.52%         1,610         (3,178)      --      --      (1,568)
Telecom Utility Portfolio Class 2                  1.77%            --             --       --      --          --
Equity Opportunities Portfolio Class 1             1.52%          (783)       (24,320)   3,973      --     (21,130)
Equity Opportunities Portfolio Class 1             1.77%             9             (1)      --      --           8
Equity Opportunities Portfolio Class 2             1.52%         2,773         (4,754)     368      --      (1,613)
Equity Opportunities Portfolio Class 2             1.77%           144            (67)      --      --          77
Aggressive Growth Portfolio Class 1                1.52%         1,522        (26,415)   4,125      --     (20,768)
Aggressive Growth Portfolio Class 1                1.77%             6            (12)      --      --          (6)
Aggressive Growth Portfolio Class 2                1.52%         1,265         (1,458)      --      --        (193)
Aggressive Growth Portfolio Class 2                1.77%            --             --       --      --          --
International Growth and Income Portfolio
  Class 1                                          1.52%         5,324        (27,007)   3,418      --     (18,265)
International Growth and Income Portfolio
  Class 1                                          1.77%            --         (9,427)      --      --      (9,427)
International Growth and Income Portfolio
  Class 2                                          1.52%         8,254        (10,276)      28      --      (1,994)
International Growth and Income Portfolio
  Class 2                                          1.77%         1,046         (1,145)      --      --         (99)
Dogs of Wall Street Portfolio Class 1              1.52%         2,022        (23,695)   3,230      --     (18,443)
Dogs of Wall Street Portfolio Class 1              1.77%            --             --       --      --          --
Dogs of Wall Street Portfolio Class 2              1.52%         5,157         (8,164)      --    (556)     (3,563)
Dogs of Wall Street Portfolio Class 2              1.77%             1            (30)      --      --         (29)
Balanced Portfolio Class 1                         1.52%        30,356       (108,774)   2,706      --     (75,712)
Balanced Portfolio Class 1                         1.77%           373            (72)      --      --         301
Balanced Portfolio Class 2                         1.52%        29,462        (21,762)     346      --       8,046
Balanced Portfolio Class 2                         1.77%            --           (446)      --      --        (446)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                              Contracts with              Accumulation Accumulation Annuity Annuity     Net
                                                 a Total     Accumulation    Units        Units      Units   Units    Increase
Sub-accounts                                    Expense of   Units Issued   Redeemed     Redeemed   Issued  Redeemed (Decrease)
------------                                  -------------- ------------ ------------ ------------ ------- -------- ----------
Growth and Income Portfolio Class VC               1.52%        33,375       (225,685)   (225,686)   2,622     (160)  (189,849)
Growth and Income Portfolio Class VC               1.77%        10,685        (13,973)    (13,973)      --       --     (3,288)
Growth-Income Fund Class 2                         1.52%       125,414       (447,097)   (447,095)   3,095   (4,357)  (322,944)
Growth-Income Fund Class 2                         1.77%         2,905         (9,907)     (9,907)      --       --     (7,002)
Growth Fund Class 2                                1.52%        62,323       (178,283)   (178,283)   2,331     (781)  (114,410)
Growth Fund Class 2                                1.77%           158         (6,602)     (6,602)      --       --     (6,443)
Global Growth Fund Class 2                         1.52%        44,734       (161,295)   (161,296)     347       --   (116,216)
Global Growth Fund Class 2                         1.77%           280         (1,866)     (1,866)      --       --     (1,586)
Invesco VI American Franchise Fund Series II       1.52%         6,137        (13,557)    (13,557)      --       --     (7,421)
Invesco VI American Franchise Fund Series II       1.77%           170         (5,329)     (5,329)      --       --     (5,158)
Invesco VI Comstock Fund Series II                 1.52%        49,599       (206,474)   (206,474)     376     (151)  (156,649)
Invesco VI Comstock Fund Series II                 1.77%        12,273        (12,419)    (12,419)      --       --       (147)
Invesco VI Growth and Income Fund Series II        1.52%       118,095       (180,406)   (180,406)   2,613       --    (59,698)
Invesco VI Growth and Income Fund Series II        1.77%             6         (4,333)     (4,333)      --       --     (4,327)
Growth Portfolio Class 1                           1.52%         4,427        (41,456)    (41,457)      --     (297)   (37,327)
Growth Portfolio Class 1                           1.77%         1,276         (1,379)     (1,379)      --       --       (103)
Growth Portfolio Class 2                           1.52%        11,718        (16,562)    (16,563)   3,831       --     (1,014)
Growth Portfolio Class 2                           1.77%             1         (1,362)     (1,362)      --       --     (1,362)
Government and Quality Bond Portfolio
  Class 1                                          1.52%        86,484       (230,691)   (230,692)      --     (676)  (144,884)
Government and Quality Bond Portfolio
  Class 1                                          1.77%         1,338        (15,834)    (15,834)      --       --    (14,496)
Government and Quality Bond Portfolio
  Class 2                                          1.52%        35,258       (113,714)   (113,714)   1,404       --    (77,052)
Government and Quality Bond Portfolio
  Class 2                                          1.77%         2,811         (6,705)     (6,705)      --       --     (3,894)
Capital Appreciation Portfolio Class 1             1.52%         7,279        (73,534)    (73,534)     156       --    (66,100)
Capital Appreciation Portfolio Class 1             1.77%         1,438         (1,956)     (1,956)      --       --       (518)
Capital Appreciation Portfolio Class 2             1.52%        10,016        (13,008)    (13,008)     835       --     (2,156)
Capital Appreciation Portfolio Class 2             1.77%           117           (985)       (985)      --       --       (868)
Natural Resources Portfolio Class 1                1.52%         4,474        (21,324)    (21,325)       3       --    (16,848)
Natural Resources Portfolio Class 1                1.77%           143            (41)        (41)      --       --        102
Natural Resources Portfolio Class 2                1.52%         5,393        (11,717)    (11,717)      --       --     (6,324)
Natural Resources Portfolio Class 2                1.77%            38           (161)       (161)      --       --       (123)
Mid-Cap Growth Portfolio Class 1                   1.52%        14,080        (23,006)    (23,006)      --       --     (8,926)
Mid-Cap Growth Portfolio Class 1                   1.77%           127            (27)        (27)      --       --        100
Mid-Cap Growth Portfolio Class 2                   1.52%        21,896        (21,247)    (21,247)   1,485       --      2,135
Mid-Cap Growth Portfolio Class 2                   1.77%             1         (5,796)     (5,796)      --       --     (5,795)
Capital Growth Portfolio Class 1                   1.52%           473         (6,292)     (6,292)      --      (20)    (5,839)
Capital Growth Portfolio Class 1                   1.77%             1             (1)         (1)      --       --         --
Capital Growth Portfolio Class 2                   1.52%            21         (3,982)     (3,981)      --       --     (3,960)
Capital Growth Portfolio Class 2                   1.77%            --            (28)        (28)      --       --        (28)
Blue Chip Growth Portfolio Class 1                 1.52%        11,044        (19,251)    (19,251)      --       --     (8,207)
Blue Chip Growth Portfolio Class 1                 1.77%            --            (56)        (56)      --       --        (56)
Blue Chip Growth Portfolio Class 2                 1.52%         1,134        (18,711)    (18,711)      --       --    (17,577)
Blue Chip Growth Portfolio Class 2                 1.77%             8         (1,913)     (1,913)      --       --     (1,905)
Growth Opportunities Portfolio Class 1             1.52%         8,104        (24,363)    (24,363)      --       --    (16,259)
Growth Opportunities Portfolio Class 1             1.77%           101             (0)         --       --       --        101
Growth Opportunities Portfolio Class 2             1.52%         3,811         (3,848)     (3,848)      --       --        (36)
Growth Opportunities Portfolio Class 2             1.77%            --             (0)         --       --       --         --
Technology Portfolio Class 1                       1.52%        20,218        (59,341)    (59,342)     836       --    (38,287)
Technology Portfolio Class 1                       1.77%             2        (31,117)    (31,117)      --       --    (31,115)
Technology Portfolio Class 2                       1.52%         5,081        (18,699)    (18,700)      --       --    (13,619)
Technology Portfolio Class 2                       1.77%             1         (9,686)     (9,686)      --       --     (9,685)
Marsico Focused Growth Portfolio Class 1           1.52%           670        (20,629)    (20,628)      --       (2)   (19,960)
Marsico Focused Growth Portfolio Class 1           1.77%            --            (92)        (92)      --       --        (92)
Marsico Focused Growth Portfolio Class 3           1.52%         4,265         (6,075)     (6,075)      --      (22)    (1,832)
Marsico Focused Growth Portfolio Class 3           1.77%             3            (74)        (74)      --       --        (71)
Small & Mid Cap Value Portfolio Class 3            1.52%        56,196        (47,796)    (47,796)     255      (63)     8,592
Small & Mid Cap Value Portfolio Class 3            1.77%         8,086        (11,200)    (11,200)      --       --     (3,114)
Foreign Value Portfolio Class 3                    1.52%        54,879        (76,019)    (76,018)     951      (81)   (20,269)
Foreign Value Portfolio Class 3                    1.77%        18,783        (11,137)    (11,137)      --       --      7,646
Cash Management Portfolio Class 1                  1.52%       680,158       (647,570)   (647,571)      --   (1,283)    31,304
Cash Management Portfolio Class 1                  1.77%        64,266        (43,042)    (43,042)      --       --     21,224
Cash Management Portfolio Class 2                  1.52%       473,921       (478,486)   (478,486)  27,688       --     23,123
Cash Management Portfolio Class 2                  1.77%        23,506        (24,180)    (24,180)      --       --       (674)
Corporate Bond Portfolio Class 1                   1.52%        41,824       (146,380)   (146,380)      --     (538)  (105,094)
Corporate Bond Portfolio Class 1                   1.77%           306         (4,042)     (4,041)      --       --     (3,735)
Corporate Bond Portfolio Class 2                   1.52%        24,035        (55,097)    (55,097)   1,235       --    (29,827)
Corporate Bond Portfolio Class 2                   1.77%           852         (5,854)     (5,854)      --       --     (5,001)
Global Bond Portfolio Class 1                      1.52%        37,422        (91,960)    (91,960)      --     (337)   (54,875)
Global Bond Portfolio Class 1                      1.77%        13,965         (9,191)     (9,191)      --       --      4,774
Global Bond Portfolio Class 2                      1.52%         9,369        (16,461)    (16,461)      --     (236)    (7,328)
Global Bond Portfolio Class 2                      1.77%           293      (1,109.92)     (1,110)      --       --       (817)
High-Yield Bond Portfolio Class 1                  1.52%        83,248    (145,690.46)   (145,690)      --   (1,299)   (63,741)
High-Yield Bond Portfolio Class 1                  1.77%        10,127      (9,905.64)     (9,906)      --       --        222
High-Yield Bond Portfolio Class 2                  1.52%        73,332     (86,326.79)    (86,327)     713       --    (12,282)
High-Yield Bond Portfolio Class 2                  1.77%           207      (2,941.79)     (2,942)      --       --     (2,735)
Asset Allocation Portfolio Class 1                 1.52%        24,912    (122,464.31)   (122,464)   2,436       --    (95,116)
Asset Allocation Portfolio Class 1                 1.77%           327      (1,304.65)     (1,305)      --       --       (978)
Asset Allocation Portfolio Class 2                 1.52%        31,788     (28,088.89)    (28,090)      --     (217)     3,481
Asset Allocation Portfolio Class 2                 1.77%            10      (4,173.93)     (4,174)      --       --     (4,164)
Growth-Income Portfolio Class 1                    1.52%        16,365     (76,488.86)    (76,489)      --   (1,093)   (61,216)
Growth-Income Portfolio Class 1                    1.77%           143      (6,979.17)     (6,979)      --       --     (6,837)
Growth-Income Portfolio Class 2                    1.52%         4,548      (8,675.66)     (8,676)      --     (175)    (4,303)
Growth-Income Portfolio Class 2                    1.77%            25      (1,090.01)     (1,090)      --       --     (1,065)
Global Equities Portfolio Class 1                  1.52%         2,894     (19,509.34)    (19,509)      --     (429)   (17,045)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                              Contracts with              Accumulation Accumulation Annuity Annuity     Net
                                                 a Total     Accumulation    Units        Units      Units   Units    Increase
Sub-accounts                                    Expense of   Units Issued   Redeemed     Redeemed   Issued  Redeemed (Decrease)
------------                                  -------------- ------------ ------------ ------------ ------- -------- ----------
Global Equities Portfolio Class 1                  1.77%            11         (65.25)        (65)     --        --        (55)
Global Equities Portfolio Class 2                  1.52%         6,508      (3,305.11)     (3,305)     --        --      3,203
Global Equities Portfolio Class 2                  1.77%            --           0.00          --      --        --         --
Alliance Growth Portfolio Class 1                  1.52%         8,911     (56,237.66)    (56,238)     --      (637)   (47,963)
Alliance Growth Portfolio Class 1                  1.77%         2,326      (1,377.45)     (1,377)     --        --        948
Alliance Growth Portfolio Class 2                  1.52%         2,175     (14,353.61)    (14,354)     --      (160)   (12,338)
Alliance Growth Portfolio Class 2                  1.77%            91      (3,242.19)     (3,242)     --        --     (3,151)
MFS Massachusetts Investors Trust Portfolio
  Class 1                                          1.52%         7,828     (14,836.38)    (14,836)     --      (217)    (7,225)
MFS Massachusetts Investors Trust Portfolio
  Class 1                                          1.77%            79      (1,610.08)     (1,610)     --        --     (1,531)
MFS Massachusetts Investors Trust Portfolio
  Class 2                                          1.52%         3,881      (7,643.78)     (7,644)     --       (83)    (3,845)
MFS Massachusetts Investors Trust Portfolio
  Class 2                                          1.77%            79        (815.64)       (816)     --        --       (737)
Fundamental Growth Portfolio Class 1               1.52%         2,383     (13,022.31)    (13,022)     --        --    (10,640)
Fundamental Growth Portfolio Class 1               1.77%             6      (1,264.77)     (1,265)     --        --     (1,259)
Fundamental Growth Portfolio Class 2               1.52%         3,577        (498.50)       (498)     --        --      3,079
Fundamental Growth Portfolio Class 2               1.77%            --         (75.02)        (75)     --        --        (75)
International Diversified Equities Portfolio
  Class 1                                          1.52%        19,322     (76,289.39)    (76,289)     --      (447)   (57,415)
International Diversified Equities Portfolio
  Class 1                                          1.77%           751         (26.12)        (26)     --        --        725
International Diversified Equities Portfolio
  Class 2                                          1.52%         6,393     (10,221.02)    (10,221)     --      (133)    (3,961)
International Diversified Equities Portfolio
  Class 2                                          1.77%            81      (5,026.80)     (5,027)     --        --     (4,946)
Davis Venture Value Portfolio Class 1              1.52%        18,075    (148,935.22)   (148,935)     --      (572)  (131,432)
Davis Venture Value Portfolio Class 1              1.77%             1      (1,814.65)     (1,815)     --        --     (1,814)
Davis Venture Value Portfolio Class 2              1.52%        19,015     (54,543.56)    (54,543)     --       (77)   (35,604)
Davis Venture Value Portfolio Class 2              1.77%            32      (4,143.17)     (4,143)     --        --     (4,111)
MFS Total Return Portfolio Class 1                 1.52%        39,170    (130,453.62)   (130,454)     --       (27)   (91,311)
MFS Total Return Portfolio Class 1                 1.77%         3,729      (7,972.30)     (7,972)     --        --     (4,243)
MFS Total Return Portfolio Class 3                 1.52%        26,830     (19,934.86)    (19,935)    397        --      7,292
MFS Total Return Portfolio Class 3                 1.77%         3,939      (1,026.59)     (1,027)     --        --      2,912
Total Return Bond Portfolio Class 1                1.52%        50,970    (153,547.19)   (153,547)     --      (702)  (103,279)
Total Return Bond Portfolio Class 1                1.77%         4,068     (11,571.37)    (11,571)     --        --     (7,503)
Total Return Bond Portfolio Class 2                1.52%        41,389     (47,610.51)    (47,611)    456        --     (5,766)
Total Return Bond Portfolio Class 2                1.77%           263      (9,542.93)     (9,543)     --        --     (9,280)
Telecom Utility Portfolio Class 1                  1.52%         3,065     (20,648.58)    (20,649)     --       (59)   (17,642)
Telecom Utility Portfolio Class 1                  1.77%            --           0.00          --      --        --         --
Telecom Utility Portfolio Class 2                  1.52%         2,089      (4,192.74)     (4,193)     --        --     (2,103)
Telecom Utility Portfolio Class 2                  1.77%            --          (0.10)         --      --        --         --
Equity Opportunities Portfolio Class 1             1.52%         7,486     (41,599.93)    (41,601)     --    (1,405)   (35,520)
Equity Opportunities Portfolio Class 1             1.77%            11      (2,003.05)     (2,003)     --        --     (1,992)
Equity Opportunities Portfolio Class 2             1.52%         2,952      (6,970.05)     (6,970)     --        --     (4,018)
Equity Opportunities Portfolio Class 2             1.77%           161        (722.50)       (722)     --        --       (562)
Aggressive Growth Portfolio Class 1                1.52%        19,524     (39,040.89)    (39,041)     --      (281)   (19,798)
Aggressive Growth Portfolio Class 1                1.77%             7         (11.73)        (12)     --        --         (4)
Aggressive Growth Portfolio Class 2                1.52%           283      (1,209.59)     (1,210)     --        --       (926)
Aggressive Growth Portfolio Class 2                1.77%            --      (3,663.69)     (3,664)     --        --     (3,664)
International Growth and Income Portfolio
  Class 1                                          1.52%        41,853     (59,786.21)    (59,786)     --      (679)   (18,613)
International Growth and Income Portfolio
  Class 1                                          1.77%        22,524     (13,718.00)    (13,718)     --        --      8,806
International Growth and Income Portfolio
  Class 2                                          1.52%         3,235     (12,667.98)    (12,668)     38        --     (9,395)
International Growth and Income Portfolio
  Class 2                                          1.77%           179        (358.90)       (359)     --        --       (179)
Dogs of Wall Street Portfolio Class 1              1.52%        22,905     (32,737.22)    (32,737)     --      (444)   (10,277)
Dogs of Wall Street Portfolio Class 1              1.77%            --          (0.06)         --      --        --         --
Dogs of Wall Street Portfolio Class 2              1.52%        14,864     (13,696.31)    (13,696)     --      (435)       733
Dogs of Wall Street Portfolio Class 2              1.77%           594        (295.67)       (296)     --        --        298
Balanced Portfolio Class 1                         1.52%       117,668     (92,172.33)    (92,172)    915        --     26,411
Balanced Portfolio Class 1                         1.77%            --      (1,019.52)     (1,020)     --        --     (1,020)
Balanced Portfolio Class 2                         1.52%        24,452     (17,981.09)    (17,981)     --       (68)     6,403
Balanced Portfolio Class 2                         1.77%            97      (1,807.90)     (1,808)     --        --     (1,711)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                                At December 31                         For the year ended December 31
                                   -----------------------------------------   ----------------------------------------------
                                                                                                   Investment
                                                Unit Value                                           Income   Total Return Lowest
                                     Units   Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                   --------- ----------------  --------------  -----------------   ---------- -----------------
Growth and Income Portfolio Class VC
2014                                 770,872 $16.67 to  $17.23   13,263,925     1.52% to 1.77%        0.64%     5.76% to    6.03%
2013                                 959,617  15.76 to   16.25   15,576,734     1.52% to 1.77%        0.56%    33.52% to   33.86%
2012                               1,152,753  11.81 to   12.14   13,981,577     1.52% to 1.77%        0.93%    10.12% to   10.39%
2011                               1,348,764  10.72 to   10.99   14,820,655     1.52% to 1.77%        0.68%    -7.73% to   -7.50%
2010                               1,568,174  11.62 to   11.89   18,629,482     1.52% to 1.77%        0.54%    15.35% to   15.64%
Growth-Income Fund Class 2
2014                               2,266,278 $25.49 to  $26.29   59,504,455     1.52% to 1.77%        1.25%     8.69% to    8.97%
2013                               2,579,539  23.45 to   24.13   62,175,993     1.52% to 1.77%        1.33%    31.17% to   31.49%
2012                               2,909,485  17.88 to   18.35   53,340,487     1.52% to 1.77%        1.59%    15.42% to   15.71%
2011                               3,250,183  15.49 to   15.86   51,505,611     1.52% to 1.77%        1.48%    -3.55% to   -3.31%
2010                               3,750,785  16.06 to   16.40   61,482,101     1.52% to 1.77%        1.46%     9.47% to    9.75%
Growth Fund Class 2
2014                               1,103,328 $28.77 to  $29.67   32,697,858     1.52% to 1.77%        0.76%     6.61% to    6.87%
2013                               1,260,295  26.99 to   27.76   34,953,609     1.52% to 1.77%        0.93%    27.83% to   28.15%
2012                               1,381,148  21.11 to   21.66   29,893,663     1.52% to 1.77%        0.77%    15.82% to   16.11%
2011                               1,563,840  18.23 to   18.66   29,152,529     1.52% to 1.77%        0.59%    -5.96% to   -5.72%
2010                               1,751,559  19.38 to   19.79   34,640,612     1.52% to 1.77%        0.71%    16.60% to   16.89%
Global Growth Fund Class 2
2014                                 826,736 $30.98 to  $31.96   26,397,996     1.52% to 1.77%        1.11%     0.52% to    0.77%
2013                                 941,981  30.82 to   31.72   29,855,162     1.52% to 1.77%        1.21%    26.92% to   27.24%
2012                               1,059,783  24.29 to   24.93   26,402,526     1.52% to 1.77%        0.87%    20.41% to   20.71%
2011                               1,226,160  20.17 to   20.65   25,308,202     1.52% to 1.77%        1.25%   -10.48% to  -10.26%
2010                               1,398,648  22.53 to   23.01   32,167,206     1.52% to 1.77%        1.48%     9.78% to   10.06%
Invesco VI American Franchise Fund Series II
2014                                  89,093 $15.63 to  $16.22    1,437,261     1.52% to 1.77%        0.00%     6.27% to    6.54%
2013                                 102,006  14.71 to   15.22    1,549,054     1.52% to 1.77%        0.24%    37.35% to   37.69%
2012                                 114,585  10.71 to   11.06    1,262,434     1.52% to 1.77%        0.00%    11.40% to   11.68%
2011                                 117,607   9.61 to    9.90    1,161,107     1.52% to 1.77%        0.00%    -8.03% to   -7.80%
2010                                 157,435  10.45 to   10.74    1,684,419     1.52% to 1.77%        0.00%    17.47% to   17.76%
Invesco VI Comstock Fund Series II
2014                                 798,589 $19.46 to  $20.10   16,023,899     1.52% to 1.77%        1.07%     7.19% to    7.45%
2013                                 937,829  18.15 to   18.70   17,520,097     1.52% to 1.77%        1.49%    33.28% to   33.61%
2012                               1,094,625  13.62 to   14.00   15,308,482     1.52% to 1.77%        1.45%    12.34% to   12.62%
2011                               1,300,414  11.66 to   11.95   15,528,828     1.52% to 1.77%        1.37%    -3.98% to   -3.74%
2010                               1,510,137  12.12 to   12.39   18,705,242     1.52% to 1.77%        0.14%    10.22% to   10.50%
Invesco VI Growth and Income Fund Series II
2014                                 826,007 $21.07 to  $21.77   17,973,295     1.52% to 1.77%        1.48%     8.04% to    8.31%
2013                                 924,326  19.50 to   20.10   18,572,520     1.52% to 1.77%        1.34%    31.43% to   31.76%
2012                                 988,351  14.84 to   15.26   15,071,875     1.52% to 1.77%        1.27%    12.34% to   12.62%
2011                               1,153,474  13.21 to   13.55   15,617,727     1.52% to 1.77%        1.01%    -3.98% to   -3.74%
2010                               1,316,804  13.76 to   14.07   18,522,503     1.52% to 1.77%        0.11%    10.22% to   10.50%
Growth Portfolio Class 1
2014                                 132,505 $47.22 to  $48.89    6,468,941     1.52% to 1.77%        0.56%     5.56% to    5.83%
2013                                 156,854  44.73 to   46.20    7,238,148     1.52% to 1.77%        0.77%    32.81% to   33.14%
2012                                 194,284  33.68 to   34.70    6,735,856     1.52% to 1.77%        0.56%    11.96% to   12.24%
2011                                 225,176  30.08 to   30.92    6,956,502     1.52% to 1.77%        0.71%    -7.90% to   -7.67%
2010                                 274,004  32.66 to   33.48    9,167,997     1.52% to 1.77%        0.68%    12.14% to   12.42%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                              At December 31                         For the year ended December 31
                                 -----------------------------------------   ----------------------------------------------
                                                                                                 Investment
                                              Unit Value                                           Income   Total Return Lowest
                                   Units   Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                 --------- ----------------  --------------  -----------------   ---------- -----------------
Growth Portfolio Class 2
2014                                37,981 $46.43 to  $48.00    1,809,404     1.52% to 1.77%        0.40%     5.41% to    5.67%
2013                                44,247  44.05 to   45.42    1,996,411     1.52% to 1.77%        0.67%    32.61% to   32.94%
2012                                46,622  33.22 to   34.17    1,582,165     1.52% to 1.77%        0.40%    11.80% to   12.08%
2011                                53,903  29.71 to   30.48    1,633,281     1.52% to 1.77%        0.55%    -8.04% to   -7.81%
2010                                62,077  32.31 to   33.07    2,043,018     1.52% to 1.77%        0.57%    11.97% to   12.26%
Government and Quality Bond Portfolio Class 1
2014                               593,464 $20.74 to  $21.48  $12,723,459     1.52% to 1.77%        1.82%     3.32% to    3.58%
2013                               684,708  20.07 to   20.73   14,185,153     1.52% to 1.77%        2.33%    -3.81% to   -3.56%
2012                               844,088  20.87 to   21.50   18,125,419     1.52% to 1.77%        2.22%     1.97% to    2.23%
2011                               984,972  20.46 to   21.03   20,696,216     1.52% to 1.77%        3.07%     5.21% to    5.47%
2010                             1,302,915  19.45 to   19.94   25,960,866     1.52% to 1.77%        3.88%     3.15% to    3.41%
Government and Quality Bond Portfolio Class 2
2014                               338,968 $20.37 to  $21.05  $ 7,114,463     1.52% to 1.77%        1.59%     3.17% to    3.43%
2013                               336,436  19.75 to   20.35    6,824,682     1.52% to 1.77%        2.12%    -3.95% to   -3.71%
2012                               417,381  20.56 to   21.14    8,798,259     1.52% to 1.77%        2.10%     1.82% to    2.07%
2011                               448,296  20.19 to   20.71    9,263,493     1.52% to 1.77%        2.83%     5.05% to    5.31%
2010                               496,465  19.22 to   19.66    9,742,746     1.52% to 1.77%        3.81%     2.99% to    3.25%
Capital Appreciation Portfolio Class 1
2014                               332,769 $85.86 to  $88.93  $29,566,510     1.52% to 1.77%        0.00%    13.22% to   13.50%
2013                               379,823  75.83 to   78.35   29,740,304     1.52% to 1.77%        0.00%    33.44% to   33.78%
2012                               446,441  56.83 to   58.57   26,132,738     1.52% to 1.77%        0.00%    21.72% to   22.02%
2011                               546,481  46.69 to   48.00   26,207,757     1.52% to 1.77%        0.00%    -8.68% to   -8.45%
2010                               622,823  51.13 to   52.43   32,630,070     1.52% to 1.77%        0.13%    20.58% to   20.88%
Capital Appreciation Portfolio Class 2
2014                                68,937 $84.50 to  $87.33  $ 5,994,872     1.52% to 1.77%        0.00%    13.05% to   13.34%
2013                                72,612  74.75 to   77.06    5,573,530     1.52% to 1.77%        0.00%    33.24% to   33.58%
2012                                75,636  56.10 to   57.69    4,346,616     1.52% to 1.77%        0.00%    21.54% to   21.84%
2011                                80,034  46.16 to   47.35    3,775,296     1.52% to 1.77%        0.00%    -8.82% to   -8.59%
2010                                97,385  50.62 to   51.80    5,029,177     1.52% to 1.77%        0.02%    20.40% to   20.70%
Natural Resources Portfolio Class 1
2014                                89,041 $38.17 to  $39.53  $ 3,515,274     1.52% to 1.77%        1.15%   -19.96% to  -19.76%
2013                                97,989  47.69 to   49.26    4,822,417     1.52% to 1.77%        0.92%     3.95% to    4.21%
2012                               114,735  45.88 to   47.27    5,419,968     1.52% to 1.77%        1.05%     1.70% to    1.96%
2011                               142,613  45.11 to   46.36    6,607,764     1.52% to 1.77%        0.68%   -21.66% to  -21.47%
2010                               161,572  57.58 to   59.04    9,533,193     1.52% to 1.77%        0.90%    14.16% to   14.45%
Natural Resources Portfolio Class 2
2014                                64,068 $37.48 to  $38.83  $ 2,481,476     1.52% to 1.77%        0.98%   -20.08% to  -19.88%
2013                                67,490  46.89 to   48.46    3,263,512     1.52% to 1.77%        0.77%     3.79% to    4.05%
2012                                73,937  45.18 to   46.57    3,437,045     1.52% to 1.77%        0.84%     1.55% to    1.81%
2011                                73,500  44.49 to   45.75    3,356,636     1.52% to 1.77%        0.53%   -21.78% to  -21.58%
2010                                75,801  56.88 to   58.34    4,415,206     1.52% to 1.77%        0.77%    13.99% to   14.27%
Mid-Cap Growth Portfolio Class 1
2014                               135,644 $19.06 to  $19.74  $ 2,673,725     1.52% to 1.77%        0.00%     9.32% to    9.59%
2013                               149,021  17.44 to   18.01    2,680,791     1.52% to 1.77%        0.00%    39.92% to   40.27%
2012                               157,847  12.46 to   12.84    2,024,748     1.52% to 1.77%        0.00%    14.02% to   14.30%
2011                               195,057  10.93 to   11.23    2,190,329     1.52% to 1.77%        0.00%    -7.58% to   -7.35%
2010                               225,722  11.83 to   12.13    2,735,454     1.52% to 1.77%        0.00%    23.26% to   23.56%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                             At December 31                       For the year ended December 31
                                 ---------------------------------------   -----------------------------------------------
                                                                                               Investment
                                            Unit Value                                           Income   Total Return Lowest
                                  Units  Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                                 ------- ----------------  --------------  -----------------   ---------- ------------------
Mid-Cap Growth Portfolio Class 2
2014                              98,634 $18.71 to  $19.34   $1,901,785     1.52% to 1.77%        0.00%    9.15%  to    9.43%
2013                              92,958  17.14 to   17.68    1,640,580     1.52% to 1.77%        0.00%   39.71%  to   40.06%
2012                              96,619  12.27 to   12.62    1,215,468     1.52% to 1.77%        0.00%   13.85%  to   14.13%
2011                             111,884  10.77 to   11.06    1,233,907     1.52% to 1.77%        0.00%   -7.72%  to   -7.49%
2010                             123,092  11.68 to   11.95    1,468,078     1.52% to 1.77%        0.00%   23.07%  to   23.38%
Capital Growth Portfolio Class 1
2014                              63,623 $10.77 to  $11.15   $  706,081     1.52% to 1.77%        0.08%    6.69%  to    6.95%
2013                              82,188  10.09 to   10.43      853,983     1.52% to 1.77%        0.79%   26.99%  to   27.31%
2012                              88,027   7.95 to    8.19      718,769     1.52% to 1.77%        0.41%   11.92%  to   12.20%
2011                              98,920   7.10 to    7.30      720,269     1.52% to 1.77%        0.00%   -3.05%  to   -2.80%
2010                             113,038   7.32 to    7.51      847,143     1.52% to 1.77%        0.00%    7.32%  to    7.59%
Capital Growth Portfolio Class 2
2014                              34,305 $10.58 to  $10.94   $  374,553     1.52% to 1.77%        0.00%    6.53%  to    6.79%
2013                              36,717   9.93 to   10.24      375,455     1.52% to 1.77%        0.66%   26.80%  to   27.12%
2012                              40,705   7.83 to    8.06      327,576     1.52% to 1.77%        0.32%   11.76%  to   12.04%
2011                              37,196   7.01 to    7.19      267,177     1.52% to 1.77%        0.00%   -3.19%  to   -2.95%
2010                              34,938   7.24 to    7.41      258,625     1.52% to 1.77%        0.00%    7.16%  to    7.43%
Blue Chip Growth Portfolio Class 1
2014                              87,174 $ 9.20 to  $ 9.52   $  827,823     1.52% to 1.77%        0.04%    9.96%  to   10.23%
2013                              93,293   8.36 to    8.64      804,000     1.52% to 1.77%        0.33%   31.62%  to   31.95%
2012                             101,555   6.35 to    6.55      663,591     1.52% to 1.77%        0.00%    9.62%  to    9.89%
2011                             136,389   5.80 to    5.96      811,521     1.52% to 1.77%        0.22%   -7.25%  to   -7.01%
2010                             153,606   6.25 to    6.41      982,638     1.52% to 1.77%        0.27%   10.54%  to   10.82%
Blue Chip Growth Portfolio Class 2
2014                             101,091 $ 9.05 to  $ 9.36   $  941,040     1.52% to 1.77%        0.00%    9.79%  to   10.07%
2013                              81,436   8.24 to    8.50      688,143     1.52% to 1.77%        0.18%   31.43%  to   31.75%
2012                             100,918   6.27 to    6.45      647,932     1.52% to 1.77%        0.00%    9.45%  to    9.73%
2011                             111,577   5.73 to    5.88      653,016     1.52% to 1.77%        0.09%   -7.38%  to   -7.15%
2010                             102,054   6.19 to    6.33      643,198     1.52% to 1.77%        0.15%   10.38%  to   10.66%
Growth Opportunities Portfolio Class 1
2014                              63,992 $ 9.12 to  $ 9.44   $  603,109     1.52% to 1.77%        0.00%    1.91%  to    2.16%
2013                              74,388   8.95 to    9.24      686,446     1.52% to 1.77%        0.00%   35.38%  to   35.72%
2012                              90,546   6.61 to    6.81      615,890     1.52% to 1.77%        0.00%   15.50%  to   15.79%
2011                             108,221   5.73 to    5.88      635,698     1.52% to 1.77%        0.00%   -4.08%  to   -3.84%
2010                              92,589   5.97 to    6.12      565,226     1.52% to 1.77%        0.00%   22.16%  to   22.46%
Growth Opportunities Portfolio Class 2
2014                              30,087 $ 8.96 to  $ 9.27   $  278,353     1.52% to 1.77%        0.00%    1.76%  to    2.01%
2013                              35,006   8.80 to    9.09      317,904     1.52% to 1.77%        0.00%   35.18%  to   35.51%
2012                              35,042   6.51 to    6.71      234,726     1.52% to 1.77%        0.00%   15.33%  to   15.62%
2011                              36,666   5.65 to    5.80      212,451     1.52% to 1.77%        0.00%   -4.22%  to   -3.98%
2010                              25,733   5.89 to    6.04      155,222     1.52% to 1.77%        0.00%   21.97%  to   22.28%
Technology Portfolio Class 1
2014                             188,600            $ 3.68   $  693,188              1.52%        0.00%                22.96%
2013                             199,997   2.99 to    2.99      597,835     1.52% to 1.77%        0.00%   23.99%  to   23.99%
2012                             269,399   2.34 to    2.41      647,388     1.52% to 1.77%        0.00%    5.87%  to    6.14%
2011                             317,342   2.21 to    2.27      719,005     1.52% to 1.77%        0.00%   -7.04%  to   -6.81%
2010                             325,541   2.38 to    2.44      793,492     1.52% to 1.77%        0.00%   18.16%  to   18.45%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                             At December 31                        For the year ended December 31
                                 ---------------------------------------   ----------------------------------------------
                                                                                               Investment
                                            Unit Value                                           Income   Total Return Lowest
                                  Units  Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                 ------- ----------------  --------------  -----------------   ---------- -----------------
Technology Portfolio Class 2
2014                              85,145 $ 3.49 to  $ 3.60  $   306,592     1.52% to 1.77%        0.00%    22.47% to   22.77%
2013                              92,673   2.85 to    2.93      271,812     1.52% to 1.77%        0.00%    23.50% to   23.80%
2012                             115,977   2.31 to    2.37      274,292     1.52% to 1.77%        0.00%     5.72% to    5.98%
2011                              96,161   2.18 to    2.24      214,558     1.52% to 1.77%        0.00%    -7.18% to   -6.95%
2010                             111,062   2.35 to    2.40      266,450     1.52% to 1.77%        0.00%    17.98% to   18.28%
Marsico Focused Growth Portfolio Class 1
2014                              75,377 $17.69 to  $18.33  $ 1,380,261     1.52% to 1.77%        0.01%     9.28% to    9.55%
2013                              80,616  16.19 to   16.73    1,347,558     1.52% to 1.77%        0.20%    32.34% to   32.67%
2012                             100,668  12.23 to   12.61    1,268,862     1.52% to 1.77%        0.29%     9.30% to    9.57%
2011                             122,499  11.19 to   11.51    1,409,285     1.52% to 1.77%        0.31%    -3.17% to   -2.92%
2010                             158,901             11.86    1,884,022              1.52%        0.36%                15.64%
Marsico Focused Growth Portfolio Class 3
2014                              58,099 $17.20 to  $17.75  $ 1,026,071     1.52% to 1.77%        0.00%     9.01% to    9.28%
2013                              55,487  15.78 to   16.24      896,848     1.52% to 1.77%        0.01%    32.01% to   32.34%
2012                              57,390  11.95 to   12.27      701,391     1.52% to 1.77%        0.10%     9.02% to    9.30%
2011                              60,379  10.96 to   11.23      675,547     1.52% to 1.77%        0.11%    -3.41% to   -3.17%
2010                              59,764  11.35 to   11.59      690,749     1.52% to 1.77%        0.20%    15.06% to   15.35%
Small & Mid Cap Value Portfolio Class 3
2014                             234,285 $30.05 to  $31.03  $ 7,248,018     1.52% to 1.77%        0.57%     6.95% to    7.22%
2013                             288,467  28.10 to   28.95    8,322,120     1.52% to 1.77%        0.27%    35.05% to   35.38%
2012                             282,989  20.81 to   21.38    6,030,252     1.52% to 1.77%        0.37%    16.23% to   16.52%
2011                             279,474  17.90 to   18.35    5,120,165     1.52% to 1.77%        0.10%    -9.83% to   -9.61%
2010                             348,529  19.85 to   20.30    7,059,277     1.52% to 1.77%        0.20%    23.33% to   23.63%
Foreign Value Portfolio Class 3
2014                             383,534 $18.51 to  $19.11  $ 7,320,918     1.52% to 1.77%        0.98%    -8.60% to   -8.37%
2013                             418,390  20.25 to   20.85    8,712,641     1.52% to 1.77%        1.73%    20.93% to   21.23%
2012                             431,014  16.75 to   17.20    7,408,797     1.52% to 1.77%        1.84%    17.19% to   17.49%
2011                             498,250  14.29 to   14.64    7,288,619     1.52% to 1.77%        1.36%   -13.40% to  -13.18%
2010                             536,349  16.50 to   16.87    9,041,400     1.52% to 1.77%        1.83%     1.13% to    1.38%
Cash Management Portfolio Class 1
2014                             530,208 $11.96 to  $12.39  $ 6,555,036     1.52% to 1.77%        0.00%    -2.03% to   -1.79%
2013                             459,877  12.21 to   12.61    5,789,546     1.52% to 1.77%        0.00%    -2.01% to   -1.76%
2012                             407,348  12.46 to   12.84    5,227,972     1.52% to 1.77%        0.00%    -2.00% to   -1.75%
2011                             598,611  12.71 to   13.07    7,818,030     1.52% to 1.77%        0.00%    -2.02% to   -1.78%
2010                             690,483  12.98 to   13.30    9,179,029     1.52% to 1.77%        0.00%    -1.98% to   -1.74%
Cash Management Portfolio Class 2
2014                             326,156 $11.76 to  $12.14  $ 3,956,967     1.52% to 1.77%        0.00%    -2.18% to   -1.93%
2013                             236,210  12.02 to   12.38    2,921,549     1.52% to 1.77%        0.00%    -2.16% to   -1.91%
2012                             213,762  12.29 to   12.62    2,695,167     1.52% to 1.77%        0.00%    -2.14% to   -1.90%
2011                             275,208  12.56 to   12.87    3,538,353     1.52% to 1.77%        0.00%    -2.17% to   -1.93%
2010                             195,867  12.84 to   13.12    2,567,085     1.52% to 1.77%        0.00%    -2.13% to   -1.89%
Corporate Bond Portfolio Class 1
2014                             527,387 $27.59 to  $28.58  $15,062,503     1.52% to 1.77%        3.45%     3.95% to    4.21%
2013                             629,204  26.54 to   27.43   17,247,711     1.52% to 1.77%        4.14%    -0.38% to   -0.13%
2012                             738,033  26.64 to   27.47   20,256,600     1.52% to 1.77%        5.17%     9.46% to    9.73%
2011                             845,650  24.34 to   25.03   21,152,921     1.52% to 1.77%        6.26%     4.54% to    4.81%
2010                             995,245  23.28 to   23.88   23,755,075     1.52% to 1.77%        6.23%     9.02% to    9.30%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                             At December 31                       For the year ended December 31
                                 ---------------------------------------   -----------------------------------------------
                                                                                               Investment
                                            Unit Value                                           Income   Total Return Lowest
                                  Units  Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                                 ------- ----------------  --------------  -----------------   ---------- ------------------
Corporate Bond Portfolio Class 2
2014                             277,770 $27.10 to  $28.03  $ 7,760,171     1.52% to 1.77%        3.46%    3.79%  to    4.05%
2013                             290,179  26.11 to   26.94    7,792,335     1.52% to 1.77%        4.10%   -0.53%  to   -0.28%
2012                             325,008  26.25 to   27.02    8,753,056     1.52% to 1.77%        5.22%    9.29%  to    9.57%
2011                             327,234  24.01 to   24.66    8,046,234     1.52% to 1.77%        6.08%    4.39%  to    4.65%
2010                             342,776  23.00 to   23.56    8,057,317     1.52% to 1.77%        6.22%    8.86%  to    9.13%
Global Bond Portfolio Class 1
2014                             243,844 $21.86 to  $22.64  $ 5,518,158     1.52% to 1.77%        0.00%   -2.09%  to   -1.84%
2013                             306,162  22.33 to   23.07    7,049,711     1.52% to 1.77%        1.09%   -5.23%  to   -5.00%
2012                             356,263  23.56 to   24.28    8,641,242     1.52% to 1.77%        8.83%    2.06%  to    2.32%
2011                             364,080  23.09 to   23.73    8,632,442     1.52% to 1.77%        2.29%    3.90%  to    4.16%
2010                             414,897  22.22 to   22.78    9,445,977     1.52% to 1.77%        4.19%    4.42%  to    4.68%
Global Bond Portfolio Class 2
2014                              94,419 $21.45 to  $22.18  $ 2,092,260     1.52% to 1.77%        0.00%   -2.23%  to   -1.99%
2013                              97,099  21.94 to   22.63    2,194,986     1.52% to 1.77%        0.98%   -5.37%  to   -5.14%
2012                             105,244  23.19 to   23.86    2,507,874     1.52% to 1.77%        8.79%    1.91%  to    2.16%
2011                             102,468  22.76 to   23.36    2,390,235     1.52% to 1.77%        2.15%    3.74%  to    4.00%
2010                             103,478  21.94 to   22.46    2,320,805     1.52% to 1.77%        4.15%    4.26%  to    4.52%
High-Yield Bond Portfolio Class 1
2014                             233,564 $26.81 to  $27.73  $ 6,467,457     1.52% to 1.77%        4.56%   -0.92%  to   -0.67%
2013                             356,833  27.06 to   27.92    9,946,992     1.52% to 1.77%        5.35%    6.02%  to    6.28%
2012                             420,352  25.53 to   26.27   11,029,151     1.52% to 1.77%        6.33%   14.93%  to   15.22%
2011                             449,980  22.21 to   22.80   10,253,195     1.52% to 1.77%        7.77%    2.45%  to    2.71%
2010                             503,977  21.68 to   22.20   11,180,270     1.52% to 1.77%        9.35%   12.59%  to   12.88%
High-Yield Bond Portfolio Class 2
2014                              79,949 $26.29 to  $27.19  $ 2,161,416     1.52% to 1.77%        4.47%   -1.07%  to   -0.82%
2013                             120,876  26.58 to   27.41    3,301,836     1.52% to 1.77%        5.27%    5.86%  to    6.12%
2012                             135,892  25.11 to   25.83    3,498,433     1.52% to 1.77%        6.37%   14.76%  to   15.05%
2011                             134,215  21.88 to   22.45    3,003,693     1.52% to 1.77%        7.81%    2.30%  to    2.55%
2010                             137,536  21.39 to   21.89    3,001,787     1.52% to 1.77%        8.88%   12.42%  to   12.70%
Asset Allocation Portfolio Class 1
2014                             498,457 $36.02 to  $37.27  $18,571,468     1.52% to 1.77%        2.30%    5.58%  to    5.84%
2013                             590,126  34.12 to   35.22   20,775,195     1.52% to 1.77%        2.77%   15.82%  to   16.11%
2012                             686,220  29.46 to   30.33   20,807,364     1.52% to 1.77%        2.99%    9.98%  to   10.25%
2011                             813,427  26.79 to   27.51   22,370,809     1.52% to 1.77%        2.65%   -0.84%  to   -0.60%
2010                             956,202  27.01 to   27.67   26,455,346     1.52% to 1.77%        2.62%   11.86%  to   12.14%
Asset Allocation Portfolio Class 2
2014                             246,676 $35.37 to  $36.54  $ 9,003,913     1.52% to 1.77%        2.22%    5.42%  to    5.68%
2013                             247,206  33.55 to   34.57    8,538,747     1.52% to 1.77%        2.73%   15.65%  to   15.94%
2012                             247,889  29.01 to   29.82    7,382,392     1.52% to 1.77%        2.72%    9.81%  to   10.09%
2011                             315,865  26.42 to   27.09    8,546,046     1.52% to 1.77%        2.57%   -0.99%  to   -0.74%
2010                             309,605  26.68 to   27.29    8,439,310     1.52% to 1.77%        2.40%   11.69%  to   11.97%
Growth-Income Portfolio Class 1
2014                             304,218 $45.49 to  $47.10  $14,321,684     1.52% to 1.77%        1.17%   12.11%  to   12.39%
2013                             363,677  40.57 to   41.91   15,235,424     1.52% to 1.77%        1.48%   29.45%  to   29.77%
2012                             431,730  31.34 to   32.29   13,932,195     1.52% to 1.77%        1.73%   11.75%  to   12.03%
2011                             496,324  28.05 to   28.83   14,300,189     1.52% to 1.77%        0.92%    6.44%  to    6.71%
2010                             569,925  26.35 to   27.02   15,391,559     1.52% to 1.77%        0.93%    9.55%  to    9.82%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                             At December 31                        For the year ended December 31
                                 ---------------------------------------   ----------------------------------------------
                                                                                               Investment
                                            Unit Value                                           Income   Total Return Lowest
                                  Units  Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                 ------- ----------------  --------------  -----------------   ---------- -----------------
Growth-Income Portfolio Class 2
2014                              49,797 $44.63 to  $46.11  $ 2,285,720     1.52% to 1.77%        1.10%    11.94% to   12.22%
2013                              52,785  39.87 to   41.09    2,160,322     1.52% to 1.77%        1.43%    29.26% to   29.58%
2012                              58,153  30.84 to   31.71    1,836,788     1.52% to 1.77%        1.53%    11.58% to   11.86%
2011                              67,645  27.64 to   28.35    1,911,706     1.52% to 1.77%        0.77%     6.28% to    6.55%
2010                              65,786  26.01 to   26.61    1,745,050     1.52% to 1.77%        0.76%     9.38% to    9.66%
Global Equities Portfolio Class 1
2014                              93,289 $26.53 to  $27.48  $ 2,562,263     1.52% to 1.77%        0.70%     2.37% to    2.62%
2013                             102,475  25.92 to   26.78    2,742,872     1.52% to 1.77%        0.53%    23.99% to   24.30%
2012                             119,575  20.91 to   21.55    2,575,692     1.52% to 1.77%        0.73%    14.83% to   15.12%
2011                             141,025  18.21 to   18.72    2,638,733     1.52% to 1.77%        0.94%   -11.96% to  -11.74%
2010                             160,922  20.68 to   21.20    3,412,129     1.52% to 1.77%        1.74%    12.34% to   12.62%
Global Equities Portfolio Class 2
2014                              20,097            $26.95  $   541,577              1.52%        0.49%                 2.47%
2013                              24,016             26.30      631,587     1.52% to 1.77%        0.41%                24.11%
2012                              20,813  20.58 to   21.19      440,993     1.52% to 1.77%        0.58%    14.66% to   14.95%
2011                              26,275  17.95 to   18.43      484,292     1.52% to 1.77%        0.77%   -12.09% to  -11.87%
2010                              25,585  20.42 to   20.92      535,053     1.52% to 1.77%        1.51%    12.17% to   12.45%
Alliance Growth Portfolio Class 1
2014                             221,866 $53.51 to  $55.41  $12,281,313     1.52% to 1.77%        0.00%    12.16% to   12.44%
2013                             253,346  47.71 to   49.28   12,477,141     1.52% to 1.77%        0.27%    35.04% to   35.37%
2012                             300,361  35.33 to   36.40   10,930,897     1.52% to 1.77%        0.48%    14.55% to   14.84%
2011                             348,660  30.84 to   31.70   11,049,759     1.52% to 1.77%        0.49%    -4.01% to   -3.77%
2010                             405,050  32.13 to   32.94   13,340,956     1.52% to 1.77%        0.82%     8.31% to    8.58%
Alliance Growth Portfolio Class 2
2014                              34,190 $52.24 to  $54.08  $ 1,842,961     1.52% to 1.77%        0.00%    11.99% to   12.27%
2013                              37,157  46.65 to   48.17    1,784,773     1.52% to 1.77%        0.12%    34.83% to   35.17%
2012                              52,647  34.60 to   35.64    1,869,313     1.52% to 1.77%        0.32%    14.38% to   14.66%
2011                              70,068  30.25 to   31.08    2,172,168     1.52% to 1.77%        0.32%    -4.16% to   -3.92%
2010                              75,416  31.56 to   32.35    2,433,857     1.52% to 1.77%        0.71%     8.14% to    8.41%
MFS Massachusetts Investors Trust Portfolio Class 1
2014                              41,946 $36.13 to  $37.41  $ 1,565,855     1.52% to 1.77%        0.54%     8.93% to    9.20%
2013                              50,397  33.17 to   34.26    1,723,594     1.52% to 1.77%        0.63%    29.51% to   29.83%
2012                              59,154  25.61 to   26.38    1,557,844     1.52% to 1.77%        0.74%    17.06% to   17.35%
2011                              69,762  21.88 to   22.48    1,566,165     1.52% to 1.77%        0.67%    -3.63% to   -3.39%
2010                              79,047  22.70 to   23.27    1,837,272     1.52% to 1.77%        0.94%     9.24% to    9.51%
MFS Massachusetts Investors Trust Portfolio Class 2
2014                              33,069 $35.51 to  $36.71  $ 1,210,097     1.52% to 1.77%        0.42%     8.77% to    9.04%
2013                              31,349  32.65 to   33.67    1,052,057     1.52% to 1.77%        0.50%    29.31% to   29.64%
2012                              35,931  25.25 to   25.97      930,071     1.52% to 1.77%        0.58%    16.88% to   17.18%
2011                              36,940  21.60 to   22.16      815,297     1.52% to 1.77%        0.54%    -3.78% to   -3.54%
2010                              35,487  22.45 to   22.98      811,741     1.52% to 1.77%        0.79%     9.08% to    9.35%
Fundamental Growth Portfolio Class 1
2014                              12,240 $26.61 to  $27.56  $   337,078     1.52% to 1.77%        0.00%     5.70% to    5.97%
2013                              17,667  25.17 to   26.00      459,231     1.52% to 1.77%        0.00%    34.66% to   35.00%
2012                              29,566  18.69 to   19.26      568,690     1.52% to 1.77%        0.00%    14.12% to   14.40%
2011                              32,137  16.38 to   16.84      540,439     1.52% to 1.77%        0.00%    -7.14% to   -6.91%
2010                              42,394  17.64 to   18.09      766,121     1.52% to 1.77%        0.00%    14.95% to   15.24%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                              At December 31                         For the year ended December 31
                                 -----------------------------------------   ----------------------------------------------
                                                                                                 Investment
                                              Unit Value                                           Income   Total Return Lowest
                                   Units   Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                 --------- ----------------  --------------  -----------------   ---------- -----------------
Fundamental Growth Portfolio Class 2
2014                                12,033 $26.13 to  $27.00  $   324,101     1.52% to 1.77%        0.00%     5.55% to    5.81%
2013                                11,132  24.76 to   25.52      283,354     1.52% to 1.77%        0.00%    34.46% to   34.80%
2012                                 8,128  18.41 to   18.93      153,337     1.52% to 1.77%        0.00%    13.95% to   14.23%
2011                                13,173  16.16 to   16.57      217,889     1.52% to 1.77%        0.00%    -7.28% to   -7.05%
2010                                13,517  17.43 to   17.83      240,564     1.52% to 1.77%        0.00%    14.78% to   15.07%
International Diversified Equities Portfolio Class 1
2014                               391,413 $13.48 to  $13.96  $ 5,461,996     1.52% to 1.77%        1.57%   -10.06% to   -9.84%
2013                               438,989  14.99 to   15.48    6,796,489     1.52% to 1.77%        2.65%    18.51% to   18.81%
2012                               495,679  12.65 to   13.03    6,458,002     1.52% to 1.77%        0.99%    15.29% to   15.58%
2011                               555,265  10.97 to   11.28    6,259,491     1.52% to 1.77%        2.04%   -16.10% to  -15.89%
2010                               697,100  13.08 to   13.41    9,340,586     1.52% to 1.77%        4.03%     6.59% to    6.86%
International Diversified Equities Portfolio Class 2
2014                                98,636 $13.24 to  $13.70  $ 1,349,899     1.52% to 1.77%        1.33%   -10.20% to   -9.97%
2013                                88,754  14.74 to   15.21    1,349,213     1.52% to 1.77%        2.47%    18.33% to   18.63%
2012                                97,661  12.46 to   12.83    1,249,292     1.52% to 1.77%        0.80%    15.12% to   15.40%
2011                               123,665  10.82 to   11.11    1,371,640     1.52% to 1.77%        1.75%   -16.23% to  -16.02%
2010                               174,281  12.92 to   13.23    2,302,974     1.52% to 1.77%        3.93%     6.43% to    6.70%
Davis Venture Value Portfolio Class 1
2014                               630,027 $50.30 to  $52.10  $32,800,317     1.52% to 1.77%        0.60%     4.87% to    5.13%
2013                               741,544  47.97 to   49.55   36,726,299     1.52% to 1.77%        1.16%    31.34% to   31.67%
2012                               874,790  36.52 to   37.64   32,908,751     1.52% to 1.77%        0.77%    10.73% to   11.01%
2011                             1,010,588  32.98 to   33.90   34,247,980     1.52% to 1.77%        1.27%    -5.91% to   -5.67%
2010                             1,209,889  35.05 to   35.94   43,471,612     1.52% to 1.77%        0.74%    10.22% to   10.49%
Davis Venture Value Portfolio Class 2
2014                               181,362 $49.33 to  $51.02  $ 9,209,420     1.52% to 1.77%        0.45%     4.71% to    4.97%
2013                               199,633  47.11 to   48.60    9,660,796     1.52% to 1.77%        1.00%    31.14% to   31.47%
2012                               239,349  35.92 to   36.97    8,814,356     1.52% to 1.77%        0.62%    10.57% to   10.85%
2011                               265,802  32.49 to   33.35    8,836,369     1.52% to 1.77%        1.12%    -6.05% to   -5.82%
2010                               284,225  34.58 to   35.41   10,036,024     1.52% to 1.77%        0.62%    10.05% to   10.33%
MFS Total Return Portfolio Class 1
2014                               618,860 $37.30 to  $38.61  $23,861,186     1.52% to 1.77%        2.05%     6.55% to    6.81%
2013                               705,496  35.01 to   36.15   25,471,251     1.52% to 1.77%        2.32%    16.92% to   17.21%
2012                               801,050  29.94 to   30.84   24,676,687     1.52% to 1.77%        2.68%     9.36% to    9.63%
2011                               957,256  27.38 to   28.13   26,899,277     1.52% to 1.77%        2.67%     0.14% to    0.39%
2010                             1,067,227  27.34 to   28.02   29,882,068     1.52% to 1.77%        2.89%     8.11% to    8.38%
MFS Total Return Portfolio Class 3
2014                               202,014 $36.23 to  $37.40  $ 7,531,158     1.52% to 1.77%        1.84%     6.28% to    6.55%
2013                               184,887  34.09 to   35.10    6,469,342     1.52% to 1.77%        2.25%    16.63% to   16.92%
2012                               174,682  29.23 to   30.02    5,230,694     1.52% to 1.77%        2.62%     9.09% to    9.36%
2011                               170,038  26.79 to   27.45    4,649,762     1.52% to 1.77%        2.50%    -0.11% to    0.14%
2010                               160,878  26.82 to   27.42    4,394,472     1.52% to 1.77%        2.69%     7.84% to    8.11%
Total Return Bond Portfolio Class 1
2014                               374,323 $27.83 to  $28.76  $10,748,324     1.52% to 1.77%        1.23%     2.97% to    3.23%
2013                               435,228  27.02 to   27.86   12,112,970     1.52% to 1.77%        1.29%    -5.28% to   -5.04%
2012                               546,010  28.53 to   29.34   16,001,507     1.52% to 1.77%        3.10%     5.39% to    5.65%
2011                               571,403  27.07 to   27.77   15,850,975     1.52% to 1.77%        1.54%     4.50% to    4.76%
2010                               566,371  25.90 to   26.51   15,000,815     1.52% to 1.77%        2.86%     4.48% to    4.74%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                             At December 31                        For the year ended December 31
                                 ---------------------------------------   ----------------------------------------------
                                                                                               Investment
                                            Unit Value                                           Income   Total Return Lowest
                                  Units  Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                 ------- ----------------  --------------  -----------------   ---------- -----------------
Total Return Bond Portfolio Class 2
2014                             111,053 $27.26 to  $28.19   $3,122,605     1.52% to 1.77%        1.08%     2.82% to    3.07%
2013                             151,383  26.51 to   27.35    4,130,855     1.52% to 1.77%        1.08%    -5.42% to   -5.18%
2012                             166,429  28.03 to   28.84    4,783,936     1.52% to 1.77%        3.41%     5.23% to    5.49%
2011                             126,777  26.64 to   27.34    3,454,971     1.52% to 1.77%        1.38%     4.35% to    4.61%
2010                             118,632  25.53 to   26.14    3,090,787     1.52% to 1.77%        2.83%     4.32% to    4.58%
Telecom Utility Portfolio Class 1
2014                              91,876 $23.99 to  $24.84   $2,281,804     1.52% to 1.77%        2.85%    10.52% to   10.79%
2013                              99,342  22.42 to   22.42    2,227,172     1.52% to 1.77%        2.33%    18.17% to   18.17%
2012                             116,984  18.42 to   18.97    2,219,501     1.52% to 1.77%        3.42%    11.48% to   11.76%
2011                             135,914  16.52 to   16.98    2,307,243     1.52% to 1.77%        2.29%     4.40% to    4.66%
2010                             161,301  15.82 to   16.22    2,616,201     1.52% to 1.77%        2.93%    11.59% to   11.87%
Telecom Utility Portfolio Class 2
2014                              21,118 $23.61 to  $24.37   $  513,165     1.52% to 1.77%        2.51%    10.35% to   10.63%
2013                              22,686  21.40 to   22.03      498,510     1.52% to 1.77%        2.28%    17.70% to   17.99%
2012                              24,789  18.18 to   18.67      461,737     1.52% to 1.77%        3.44%    11.32% to   11.60%
2011                              40,536  16.33 to   16.73      677,243     1.52% to 1.77%        2.20%     4.24% to    4.51%
2010                              44,236  15.67 to   16.01      707,493     1.52% to 1.77%        2.44%    11.42% to   11.70%
Equity Opportunities Portfolio Class 1
2014                             126,084 $28.74 to  $29.77   $3,751,176     1.52% to 1.77%        0.38%     8.50% to    8.78%
2013                             147,206  26.48 to   27.37    4,026,697     1.52% to 1.77%        0.55%    28.92% to   29.25%
2012                             184,718  20.54 to   21.17    3,908,102     1.52% to 1.77%        0.94%    14.80% to   15.09%
2011                             209,383  17.89 to   18.40    3,849,759     1.52% to 1.77%        0.56%    -1.86% to   -1.61%
2010                             263,080  18.23 to   18.70    4,915,773     1.52% to 1.77%        0.71%    15.04% to   15.32%
Equity Opportunities Portfolio Class 2
2014                              35,243 $28.25 to  $29.19   $1,015,114     1.52% to 1.77%        0.27%     8.34% to    8.61%
2013                              36,779  26.08 to   26.88      976,907     1.52% to 1.77%        0.45%    28.73% to   29.05%
2012                              41,359  20.26 to   20.83      852,753     1.52% to 1.77%        0.81%    14.63% to   14.91%
2011                              50,135  17.67 to   18.12      901,841     1.52% to 1.77%        0.42%    -2.01% to   -1.76%
2010                              75,648  18.03 to   18.45    1,388,656     1.52% to 1.77%        0.59%    14.86% to   15.15%
Aggressive Growth Portfolio Class 1
2014                             162,142 $19.78 to  $20.48   $3,317,789     1.52% to 1.77%        0.00%    -1.21% to   -0.97%
2013                             182,916  20.02 to   20.67    3,779,825     1.52% to 1.77%        0.00%    40.44% to   40.79%
2012                             202,718  14.26 to   14.69    2,976,755     1.52% to 1.77%        0.00%    14.18% to   14.46%
2011                             225,816  12.49 to   12.83    2,896,509     1.52% to 1.77%        0.00%    -3.70% to   -3.46%
2010                             258,588  12.97 to   13.29    3,435,825     1.52% to 1.77%        0.00%    19.04% to   19.34%
Aggressive Growth Portfolio Class 2
2014                               8,896 $19.40 to  $20.05   $  178,289     1.52% to 1.77%        0.00%    -1.36% to   -1.12%
2013                               9,089  19.67 to   20.28      184,223     1.52% to 1.77%        0.00%    40.23% to   40.58%
2012                              13,679  14.03 to   14.42      195,751     1.52% to 1.77%        0.00%    14.01% to   14.29%
2011                              18,868  12.30 to   12.62      236,864     1.52% to 1.77%        0.00%    -3.84% to   -3.60%
2010                              21,396  12.79 to   13.09      278,999     1.52% to 1.77%        0.00%    18.86% to   19.16%
International Growth and Income Portfolio Class 1
2014                             154,657 $14.82 to  $15.35   $2,372,450     1.52% to 1.77%        1.72%   -11.04% to  -10.82%
2013                             182,349  16.66 to   17.21    3,131,817     1.52% to 1.77%        2.09%    19.90% to   20.20%
2012                             192,155  13.89 to   14.32    2,749,690     1.52% to 1.77%        2.34%    19.16% to   19.46%
2011                             231,458  11.66 to   11.99    2,770,820     1.52% to 1.77%        3.02%   -15.30% to  -15.09%
2010                             260,373  13.77 to   14.12    3,673,507     1.52% to 1.77%        4.15%     5.22% to    5.48%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                             At December 31                        For the year ended December 31
                                 ---------------------------------------   ----------------------------------------------
                                                                                               Investment
                                            Unit Value                                           Income   Total Return Lowest
                                  Units  Lowest to Highest Net Assets/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                                 ------- ----------------  --------------  -----------------   ---------- -----------------
International Growth and Income Portfolio Class 2
2014                              62,758 $14.59 to  $15.07  $   942,353     1.52% to 1.77%        1.66%   -11.17% to  -10.95%
2013                              64,851  16.43 to   16.93    1,093,930     1.52% to 1.77%        1.89%    19.72% to   20.02%
2012                              74,426  13.72 to   14.10    1,046,414     1.52% to 1.77%        2.21%    18.98% to   19.28%
2011                              93,496  11.53 to   11.82    1,102,217     1.52% to 1.77%        2.84%   -15.43% to  -15.22%
2010                              94,612  13.64 to   13.95    1,316,079     1.52% to 1.77%        3.85%     5.06% to    5.32%
Dogs of Wall Street Portfolio Class 1
2014                             101,296 $21.89 to  $22.67  $ 2,295,949     1.52% to 1.77%        1.41%     8.81% to    9.08%
2013                             119,739  20.12 to   20.79    2,488,159     1.52% to 1.77%        1.52%    34.22% to   34.56%
2012                             130,016  14.99 to   15.45    2,007,988     1.52% to 1.77%        2.07%    11.82% to   12.10%
2011                             143,614  13.41 to   13.78    1,978,609     1.52% to 1.77%        2.13%    10.71% to   10.98%
2010                             150,673  12.11 to   12.42    1,870,475     1.52% to 1.77%        2.73%    14.69% to   14.98%
Dogs of Wall Street Portfolio Class 2
2014                              39,415 $21.51 to  $22.26  $   873,290     1.52% to 1.77%        1.31%     8.65% to    8.92%
2013                              43,007  19.79 to   20.44      875,452     1.52% to 1.77%        1.43%    34.02% to   34.36%
2012                              41,976  14.77 to   15.21      636,223     1.52% to 1.77%        1.96%    11.65% to   11.94%
2011                              44,268  13.23 to   13.59      598,628     1.52% to 1.77%        2.10%    10.54% to   10.82%
2010                              46,069  11.97 to   12.26      562,644     1.52% to 1.77%        2.67%    14.52% to   14.81%
Balanced Portfolio Class 1
2014                             461,764 $23.41 to  $24.24  $11,185,838     1.52% to 1.77%        1.34%     9.49% to    9.76%
2013                             537,175  21.38 to   22.08   11,856,916     1.52% to 1.77%        1.60%    17.39% to   17.68%
2012                             511,783  18.22 to   18.77    9,599,755     1.52% to 1.77%        1.37%    11.14% to   11.42%
2011                             583,265  16.39 to   16.84    9,819,951     1.52% to 1.77%        1.77%     0.48% to    0.73%
2010                             653,667  16.31 to   16.72   10,927,744     1.52% to 1.77%        1.90%     9.88% to   10.15%
Balanced Portfolio Class 2
2014                             117,887 $22.99 to  $23.75  $ 2,797,505     1.52% to 1.77%        1.36%     9.32% to    9.60%
2013                             110,287  21.03 to   21.67    2,387,689     1.52% to 1.77%        1.42%    17.21% to   17.50%
2012                             105,594  17.94 to   18.44    1,944,460     1.52% to 1.77%        1.17%    10.97% to   11.25%
2011                             125,763  16.17 to   16.58    2,082,247     1.52% to 1.77%        1.76%     0.33% to    0.58%
2010                             110,003  16.11 to   16.48    1,810,519     1.52% to 1.77%        1.69%     9.71% to    9.99%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4. The minimum and maximum ratios shown include subaccounts that may not have net assets.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(4) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

8. SUBSEQUENT EVENTS

   Management has evaluated Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through April 27, 2015. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

American General Life
Insurance Company
Audited GAAP Financial Statements
At December 31, 2014 and 2013 and for
the three years ended December 31, 2014

AMERICAN GENERAL LIFE INSURANCE COMPANY
INDEX TO FINANCIAL STATEMENTS

                                                                                                             Page
                                                                                                             ----
Report of Independent Registered Public Accounting Firm                                                       2
Consolidated Balance Sheets at December 31, 2014 and 2013                                                     3
Consolidated Statements of Income for the years ended December 31, 2014, 2013 and 2012                        4
Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2014, 2013 and 2012   5
Consolidated Statements of Equity for the years ended December 31, 2014, 2013 and 2012                        6
Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012                    7
Notes to Consolidated Financial Statements                                                                    8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance
Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income (loss), equity and cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2015

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                           December 31,
                                                                                        ------------------
(in millions, except for share data)                                                      2014      2013
------------------------------------                                                    -------- ---------
                                                                                                  (Revised)
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2014 -
            $94,559; 2013 - $94,201)                                                    $102,743 $  98,148
          Other bond securities, at fair value                                             2,934     2,452
       Equity securities:
          Common and preferred stock, available for sale, at fair value (cost:
            2014 - $19; 2013 - $23)                                                           26        29
          Other common and preferred stock, at fair value                                     --       538
       Mortgage and other loans receivable, net of allowance                              11,812    10,085
       Other invested assets (portion measured at fair value: 2014 - $3,176;
         2013 - $3,223)                                                                    7,082     7,512
       Flight equipment (net of accumulated depreciation and impairment: 2014 -
         $0; 2013 - $1,034)                                                                   --       762
       Short-term investments (portion measured at fair value: 2014 - $558;
         2013 - $2,735)                                                                    1,381     3,896
                                                                                        -------- ---------
          Total investments                                                              125,978   123,422
   Cash                                                                                      277       202
   Investment in AIG (cost: 2014 - $9; 2013 - $9)                                              6         5
   Accrued investment income                                                               1,042     1,074
   Amounts due from related parties                                                           82       138
   Premiums and other receivables, net of allowance                                          602       488
   Reinsurance assets, net of allowance                                                    1,616     1,675
   Derivative assets, at fair value                                                          729       507
   Deferred policy acquisition costs                                                       5,643     5,444
   Deferred sales inducements                                                                442       502
   Current income tax receivable                                                             558       748
   Deferred income taxes                                                                      --       328
   Other assets (including restricted cash of $396 in 2014 and $183 in 2013)               1,153     1,081
   Separate account assets, at fair value                                                 40,627    35,701
                                                                                        -------- ---------
Total assets                                                                            $178,755 $ 171,315
                                                                                        ======== =========
Liabilities:
   Future policy benefits for life and accident and health insurance contracts          $ 30,854 $  29,277
   Policyholder contract deposits (portion measured at fair value: 2014 -
     $1,341; 2013 - $367)                                                                 72,898    70,397
   Policy claims and benefits payable                                                        646       615
   Other policyholder funds                                                                2,079     1,986
   Income taxes payable to parent                                                             11        --
   Deferred income taxes                                                                     255        --
   Notes payable - to affiliates, net (portion measured at fair value: 2014 -
     $291; 2013 - $211)                                                                      658       260
   Notes payable - to third parties, net                                                     627       378
   Amounts due to related parties                                                          1,745       298
   Securities lending payable                                                                 --     2,514
   Derivative liabilities, at fair value                                                     458       534
   Other liabilities                                                                       3,450     3,627
   Separate account liabilities                                                           40,627    35,701
                                                                                        -------- ---------
Total liabilities                                                                        154,308   145,587
                                                                                        -------- ---------
Commitments and contingencies (see Note 13)

American General Life Insurance Company (AGL) shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares authorized, issued and
     outstanding                                                                               1         1
   Common stock, $10 par value; 600,000 shares authorized, issued and
     outstanding                                                                               6         6
   Additional paid-in capital                                                             18,514    23,163
   Retained earnings (accumulated deficit)                                                    --      (337)
   Accumulated other comprehensive income                                                  5,926     2,731
                                                                                        -------- ---------
Total AGL shareholder's equity                                                            24,447    25,564
Noncontrolling interests                                                                      --       164
                                                                                        -------- ---------
Total equity                                                                              24,447    25,728
                                                                                        -------- ---------
Total liabilities and equity                                                            $178,755 $ 171,315
                                                                                        ======== =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                                                      Years Ended December 31,
                                                                                     -------------------------
(in millions)                                                                          2014     2013     2012
-------------                                                                        -------  -------  -------
Revenues:
   Premiums                                                                          $ 1,666  $ 1,783  $ 1,616
   Policy fees                                                                         1,976    1,766    1,837
   Net investment income                                                               6,942    6,692    7,001
   Net realized capital gains (losses):
       Total other-than-temporary impairments on available for sale securities           (81)     (74)    (127)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in other comprehensive income (loss)             (23)      (1)    (170)
                                                                                     -------  -------  -------
   Net other-than-temporary impairments on available for sale securities
     recognized in net income                                                           (104)     (75)    (297)
   Other realized capital gains                                                           37    2,092      968
                                                                                     -------  -------  -------
   Total net realized capital (losses) gains                                             (67)   2,017      671
       Other income                                                                    2,580    2,878    1,681
                                                                                     -------  -------  -------
Total revenues                                                                        13,097   15,136   12,806
                                                                                     -------  -------  -------
Benefits and expenses:
   Policyholder benefits                                                               4,228    4,864    4,247
   Interest credited to policyholder account balances                                  2,210    2,277    2,934
   Amortization of deferred policy acquisition costs                                     623      535      665
   General and administrative expenses                                                 1,372    1,455    1,400
   Commissions                                                                           341      345      321
   Other expenses                                                                      1,310    1,166      839
                                                                                     -------  -------  -------
Total benefits and expenses                                                           10,084   10,642   10,406
                                                                                     -------  -------  -------
Income before income tax expense (benefit)                                             3,013    4,494    2,400
Income tax expense (benefit):
   Current                                                                               401       95      (21)
   Deferred                                                                              727     (543)    (601)
                                                                                     -------  -------  -------
Income tax expense (benefit)                                                           1,128     (448)    (622)
                                                                                     -------  -------  -------
Net income                                                                             1,885    4,942    3,022
Less:
Net income attributable to noncontrolling interests                                       --        1        7
                                                                                     -------  -------  -------
Net income attributable to AGL                                                       $ 1,885  $ 4,941  $ 3,015
                                                                                     =======  =======  =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                                     Years Ended December 31,
-                                                                                                    -----------------------
(in millions)                                                                                         2014     2013    2012
-------------                                                                                        ------  -------  ------
Net income                                                                                           $1,885  $ 4,942  $3,022
                                                                                                     ------  -------  ------
Other comprehensive income (loss), net of tax
   Change in unrealized appreciation of fixed maturity investments on which other-than-temporary
     credit impairments were taken                                                                       48      242     907
   Change in unrealized appreciation (depreciation) of all other investments                          3,866   (5,265)  2,128
   Adjustments to deferred policy acquisition costs, value of business acquired and deferred sales
     inducements                                                                                       (152)     542    (459)
   Change in insurance loss recognition                                                                (556)   1,325    (217)
   Change in foreign currency translation adjustments                                                   (11)      (6)     (2)
                                                                                                     ------  -------  ------
Other comprehensive income (loss)                                                                     3,195   (3,162)  2,357
                                                                                                     ------  -------  ------
Comprehensive income                                                                                  5,080    1,780   5,379
Comprehensive income attributable to noncontrolling interest                                             --        1       7
                                                                                                     ------  -------  ------
Comprehensive income attributable to AGL                                                             $5,080  $ 1,779  $5,372
                                                                                                     ======  =======  ======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY

                                                                                           Total
                                                                 Retained    Accumulated    AGL
                                                    Additional   Earnings       Other      Share-     Non-
                                   Preferred Common  Paid-in   (Accumulated Comprehensive holder's controlling  Total
(in millions)                        Stock   Stock   Capital     Deficit)      Income      Equity   Interests   Equity
-------------                      --------- ------ ---------- ------------ ------------- -------- ----------- -------
Balance, January 1, 2012              $ 1     $ 6    $27,245     $(8,296)      $ 3,536    $22,492     $ 160    $22,652
                                      ---     ---    -------     -------       -------    -------     -----    -------
Net income attributable to AGL or
  other noncontrolling interests       --      --         --       3,015            --      3,015         7      3,022
Other comprehensive income             --      --         --          --         2,357      2,357        --      2,357
Return of capital                      --      --     (1,882)         --            --     (1,882)       --     (1,882)
Other                                  --      --         --          (2)           --         (2)       --         (2)
                                      ---     ---    -------     -------       -------    -------     -----    -------
Balance, December 31, 2012            $ 1     $ 6    $25,363     $(5,283)      $ 5,893    $25,980     $ 167    $26,147
                                      ===     ===    =======     =======       =======    =======     =====    =======
Net income attributable to AGL or
  other noncontrolling interests       --      --         --       4,941            --      4,941         1      4,942
Other comprehensive loss               --      --         --          --        (3,162)    (3,162)       --     (3,162)
Capital contributions from Parent      --      --        368          --            --        368        --        368
Return of capital                      --      --     (2,553)         --            --     (2,553)       --     (2,553)
Other                                  --      --        (15)          5            --        (10)       (4)       (14)
                                      ---     ---    -------     -------       -------    -------     -----    -------
Balance, December 31, 2013            $ 1     $ 6    $23,163     $  (337)      $ 2,731    $25,564     $ 164    $25,728
                                      ===     ===    =======     =======       =======    =======     =====    =======
Net income attributable to AGL or
  other noncontrolling interests       --      --         --       1,885            --      1,885        --      1,885
Dividends                              --      --         --      (1,548)           --     (1,548)       --     (1,548)
Other comprehensive income             --      --         --          --         3,195      3,195        --      3,195
Capital contributions from Parent      --      --         58          --            --         58        --         58
Return of capital                      --      --     (4,707)         --            --     (4,707)       --     (4,707)
Deconsolidation of VIEs                --      --         --          --            --         --      (167)      (167)
Other                                  --      --         --          --            --         --         3          3
                                      ---     ---    -------     -------       -------    -------     -----    -------
Balance, December 31, 2014            $ 1     $ 6    $18,514     $    --       $ 5,926    $24,447     $  --    $24,447
                                      ===     ===    =======     =======       =======    =======     =====    =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                   Years Ended December 31,
                                                                                                ------------------------------
(in millions)                                                                                     2014       2013       2012
-------------                                                                                   --------  ---------  ---------
                                                                                                           (Revised)  (Revised)
Cash flows from operating activities:
   Net income                                                                                   $  1,885  $   4,942  $   3,022
                                                                                                --------  ---------  ---------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                                          2,210      2,277      2,934
       Amortization of deferred policy acquisition costs and value of business acquired              623        535        665
       Depreciation and amortization                                                                  25        175        131
       Fees charged for policyholder contract deposits                                            (1,163)      (946)    (1,011)
       Net realized capital losses (gains)                                                            67     (2,017)      (671)
       Unrealized losses (gains) in earnings, net                                                   (280)       153        102
       Equity in income of partnerships and other invested assets                                   (476)      (124)      (314)
       Accretion of net premium/discount on investments                                             (760)      (631)      (774)
       Capitalized interest                                                                          (82)      (531)       (36)
       Provision for deferred income taxes                                                           727       (543)      (601)
   Changes in operating assets and liabilities:
       Accrued investment income                                                                      32         43         20
       Amounts due to/from related parties                                                           473        533       (125)
       Reinsurance assets                                                                             58         83         84
       Deferred policy acquisition costs                                                            (877)      (790)      (604)
       Deferred sales inducements                                                                    (13)       (23)        (5)
       Current income tax receivable/payable                                                         200         38       (499)
       Future policy benefits                                                                        746      1,548        922
       Other policyholders' funds                                                                    (67)       (21)       (19)
       Other, net                                                                                    165       (278)       340
                                                                                                --------  ---------  ---------
   Total adjustments                                                                               1,608       (519)       539
                                                                                                --------  ---------  ---------
Net cash provided by operating activities                                                          3,493      4,423      3,561
                                                                                                ========  =========  =========
Cash flows from investing activities:
Proceeds from (payments for)
   Sales or distribution of:
       Available for sale investments                                                              5,852     22,532     15,422
       Flight equipment                                                                               --         71          7
       Divested businesses, net                                                                       --         --         35
       Other investments, excluding short-term investments                                         1,320        655      2,167
   Redemption and maturities of fixed maturity securities available for sale                       7,833      9,093      6,043
   Principal payments received on sales and maturities of mortgage and other loans receivable      1,747      1,411      1,272
   Redemption and maturities of other investments, excluding short-term investments                  178        178        598
   Purchase of:
       Available for sale investments                                                            (13,290)   (30,112)   (19,464)
       Mortgage and other loans receivable                                                        (3,572)    (1,899)      (961)
       Flight equipment                                                                               --         (8)       (11)
       Acquired businesses, net                                                                       --         --        (48)
       Other investments, excluding short-term investments                                          (930)    (2,396)    (4,215)
   Net change in restricted cash                                                                    (213)      (111)        23
   Net change in short-term investments                                                            2,515        884     (1,580)
   Other, net                                                                                        (60)       (23)        31
                                                                                                --------  ---------  ---------
Net cash provided by (used in) investing activities                                                1,380        275       (681)
                                                                                                ========  =========  =========
Cash flows from financing activities:
   Policyholder contract deposits                                                                  9,524      7,334      5,011
   Policyholder contract withdrawals                                                              (7,006)    (9,018)    (7,402)
   Net exchanges to/from separate accounts                                                        (1,525)    (1,291)      (756)
   Change in repurchase agreements                                                                   225         --        857
   Repayment of notes payable                                                                         --       (259)      (202)
   Issuance of notes payable                                                                         494        230         --
   Federal Home Loan Bank borrowings                                                                  --        (28)        60
   Security deposits on flight equipment                                                              --        (58)       (12)
   Change in securities lending payable                                                           (2,514)     1,048      1,466
   Cash overdrafts                                                                                    21       (142)        67
   Dividends and return of capital paid to Parent Company, net of cash contributions              (4,017)    (2,532)    (1,882)
                                                                                                --------  ---------  ---------
Net cash used in financing activities                                                             (4,798)    (4,716)    (2,793)
                                                                                                ========  =========  =========
Net increase (decrease) in cash                                                                       75        (18)        87
Cash at beginning of year                                                                            202        220        133
                                                                                                --------  ---------  ---------
Cash at end of year                                                                             $    277  $     202  $     220
                                                                                                ========  =========  =========
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
   Interest                                                                                     $      7  $      32  $      25
   Taxes                                                                                             194        161        132
Non-cash activities:
   Sales inducements credited to policyholder contract deposits                                       20         39         66
   Non-cash dividends declared                                                                     2,238         --         --
   Non-cash contributions from Parent                                                                 58        348         --
                                                                                                ========  =========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. BASIS OF PRESENTATION

American General Life Insurance Company (AGL), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and variable interest entities
(VIEs) for which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option. Unless the context indicates otherwise, the terms "financial statements," "Balance Sheets," "Statements of Income," "Statements of Comprehensive Income," "Statements of Equity," "Statements of Cash Flows," "Notes to Financial Statements," "financial position," and "results of operations" refer to the applicable consolidated disclosure.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Presentation Changes

Policy fees related to features accounted for as embedded derivatives in variable annuity products, including guaranteed minimum withdrawal benefits and guaranteed minimum account value benefits, are included in the fair value measurement of embedded derivatives. Effective December 31, 2014, we reclassified fees related to these embedded derivatives to net realized capital gains, with no effect to the fair value measurement of the embedded derivatives, net income or shareholder's equity. Accordingly, a portion of prior period policy fees have been reclassified to net realized capital gains to conform to the current period presentation. See Note 11 for information on variable annuity guaranteed benefit features and Note 3 for discussion of the fair value measurement of embedded policy derivatives, including our policy on classification of fees.

The effect of the change in presentation of these policy fees on the prior period financial statements was as follows:

                                                                     As
                                                                 Previously Effect of      As
(in millions)                                                     Reported   Change   Reclassified
-------------                                                    ---------- --------- ------------
Statement of Income for the year ended December 31, 2013:
   Revenues:
       Policy fees                                                $ 1,924     $(158)    $ 1,766
       Other net realized capital gains (losses)                    1,934       158       2,092

Statement of Cash Flows for the year ended December 31,
  2013:
Cash flows from operating activities:
   Adjustments to reconcile net income to net cash provided
     by operating activities:
       Fees charged for policyholder contract deposits             (1,104)      158        (946)
       Net realized capital (gains) losses                         (1,859)     (158)     (2,017)

Statement of Income for the year ended December 31, 2012:
   Revenues:
       Policy fees                                                  1,963      (126)      1,837
       Other net realized capital gains (losses)                      842       126         968

Statement of Cash Flows for the year ended December 31,
  2012:
Cash flows from operating activities:
   Adjustments to reconcile net income to net cash provided
     by operating activities:
       Fees charged for policyholder contract deposits             (1,137)      126      (1,011)
       Net realized capital (gains) losses                           (545)     (126)       (671)

Out of Period Adjustments

In 2014, we recorded out of period adjustments to correct errors related to prior periods, which resulted in a $20 million decrease to pre-tax income and an $8 million decrease to net income and comprehensive income. The most significant pre-tax item was to reverse interest that had incorrectly been accrued in prior years on mortgage loans that are troubled debt restructurings. In 2013, we recorded out of period adjustments to correct errors related to prior periods, which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. In 2012, we recorded out of period adjustments which decreased pre-tax income by $109 million and decreased net income and comprehensive income by $83 million. We have evaluated the effect of the errors on prior years and on the respective years in which they were corrected, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements.

Revision of Prior Period Financial Statements

The Balance Sheet at December 31, 2013 and the Statements of Cash Flows for the years ended December 31, 2013 and 2012 have been revised to correct the classification of certain items that had been reported in cash and short-term investments. These revisions had no impact on total assets, total liabilities or shareholder's equity in the prior periods that were revised. We evaluated the impact of these items on the respective balance sheet line items and on the categories within the statement of cash flows. The reclassifications included:

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


   . Correction of the classification of cash held within consolidated VIEs from cash to restricted cash, which is reported within other assets;

   . Correction of the classification of certain collateral margin accounts related to derivative transactions from short-term investments to premiums and other receivables; and

   . Correction of the classification of certain accounts between cash and short-term investments to correctly reflect the nature of the related account as either a non-interest bearing depository account or an interest-bearing account.

After evaluating the quantitative and qualitative aspects of these corrections, the revisions were not considered to be material, individually or in aggregate, to the previously issued 2013 and 2012 financial statements. The net effects on the financial statements resulting from these revisions were as follows:

                                                                     As     Effect
                                                                 Previously   of     As
(in millions)                                                     Reported  Change Revised
-------------                                                    ---------- ------ -------
Balance Sheet at December 31, 2013:
   Short-term investments                                         $ 3,964   $ (68) $ 3,896
   Cash                                                               362    (160)     202
   Premiums and other receivables, net of allowance                   408      80      488
   Other assets                                                       933     148    1,081

Statement of Cash Flows for the year ended December 31, 2013:
   Cash flows from investing activities:
       Net change in restricted cash                                   37    (148)    (111)
       Net change in short-term investments                           819      65      884
       Other, net                                                     (51)     28      (23)
       Net cash provided by (used in) investing activities            330     (55)     275

   Net increase (decrease) in cash                                     37     (55)     (18)
   Cash at beginning of year                                          325    (105)     220
   Cash at end of year                                                362    (160)     202

Statement of Cash Flows for the year ended December 31, 2012:
   Cash flows from investing activities:
       Net change in short-term investments                        (1,583)      3   (1,580)
       Other, net                                                     (21)     52       31
       Net cash provided by (used in) investing activities           (736)     55     (681)

   Net increase (decrease) in cash                                     32      55       87
   Cash at beginning of year                                          293    (160)     133
   Cash at end of year                                                325    (105)     220

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   recoverability of assets, including deferred policy acquisition costs (DAC)
    and reinsurance;

..   estimated gross profits (EGP) to value DAC for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available for sale securities; and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Financial Statements, with a reference to the Note where a detailed description can be found:

Note 4.   Investments

             .   Fixed maturity and equity securities

             .   Other invested assets

             .   Short-term investments

             .   Net investment income

             .   Net realized capital gains (losses)

             .   Other-than-temporary impairments

Note 5.   Lending Activities

             .   Mortgage and other loans receivable - net of allowance

Note 6.   Reinsurance

             .   Reinsurance assets, net of allowance

Note 7.   Derivatives and Hedge Accounting

             .   Derivative assets and liabilities, at fair value

Note 8.   Deferred Policy Acquisition Costs

             .   Deferred policy acquisition costs

             .   Amortization of deferred policy acquisition costs

             .   Deferred sales inducements

Note 10.  Insurance Liabilities

             .   Future policy benefits

             .   Policyholder contract deposits

             .   Other policyholder funds

Note 11.  Variable Life and Annuity Contracts

Note 12.  Debt

             .   Long-term debt

Note 13.  Commitments and contingencies

             .   Legal contingencies

Note 16.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

Other income primarily includes advisory fees and commissions from the broker dealer business and income from legal settlements. Aircraft leasing revenue from flight equipment under operating lease was recognized over the life of the leases as rental payments became receivable under the provision of the lease or, in case of leases with varying payments, under the straight-line method over the non-cancelable terms of the lease. In certain cases, leases provided for certain payments contingent on usage. In those cases, rental revenue was recognized at the time such usage occurred, net of estimated contractual aircraft maintenance reimbursements. Gains on sales of flight equipment were recognized when flight equipment was sold and the risk of ownership of the equipment passed to the new owner.

Cash represents cash on hand and non-interest bearing demand deposits.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs and restricted cash.

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and we must demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Statements of Income.

See Note 8 for additional information on deferred sales inducements.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.

For additional discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, and securities sold under agreements to repurchase.

Accounting Standards Adopted During 2014

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward. When the carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset.

We adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Future Application of Accounting Standards

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. We plan to adopt the standard prospectively on its required effective date of January 1, 2015 and do not expect adoption of the standard to have a material effect on our financial condition, results of operations or cash flows.

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The new standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but affects the revenue recognition for certain of our other activities.

The standard is effective for interim and annual reporting periods beginning after December 15, 2016 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is not permitted. We plan to adopt the standard with an effective date of January 1, 2018, which reflects proposed one-year deferral by the FASB and are assessing the impact of the standard on our financial condition, results of operations and cash flows.

Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively to all relevant prior periods presented starting with January 1, 2010 or through a cumulative effect adjustment to retained earnings at the date of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our financial condition, results of operations or cash flows.

Consolidation: Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and are assessing the impact of the standard on our financial condition, results of operations and cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

..   Our Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

    take into consideration all derivative positions with us, as well as collateral we posted with the counterparty at the balance sheet date. We calculate the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

..   Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Inter-Bank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by management, through periodic discussion with, and information provided by, the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the third party valuation services for

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, we have conducted comparisons of prices received from available sources. We have used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

Certain variable annuity and equity index annuity and life contracts contain embedded policy derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within policyholder contract deposits. We have concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity index annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

With respect to embedded policy derivatives in our variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk-neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market variables to funds, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded policy derivatives and related fees are classified in net realized gains (losses) as collected, consistent with other changes in the fair value of these embedded policy derivatives. Any additional fees not attributed to the embedded derivative are excluded from the fair value measurement and classified in policy fees as collected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

With respect to embedded policy derivatives in our equity index annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

We also incorporate our own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity index annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for a tranche of their structured securities (the Class X notes), which are included in notes payable - to affiliates, net. The fair value of the Class X notes is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates of the Class X notes, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2014                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-------------                                            ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   395 $    --    $  --       $  --    $    395
   Obligations of states, municipalities and political
     subdivisions                                             --   2,068     951       --          --       3,019
   Non-U.S. governments                                       --   2,887      --       --          --       2,887
   Corporate debt                                             --  69,416     959       --          --      70,375
   RMBS                                                       --   8,218   7,240       --          --      15,458
   CMBS                                                       --   3,411   1,294       --          --       4,705
   CDO/ABS                                                    --   2,329   3,575       --          --       5,904
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  88,724  14,019       --          --     102,743
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   U.S. government and government sponsored entities          --   1,135      --       --          --       1,135
   RMBS                                                       --     109     275       --          --         384
   CMBS                                                       --     105      48       --          --         153
   CDO/ABS                                                    --      31   1,231       --          --       1,262
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,380   1,554       --          --       2,934
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                4       2       1       --          --           7
   Preferred stock                                            19      --      --       --          --          19
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    23       2       1       --          --          26
                                                         ------- ------- -------    -----       -----    --------
Other invested assets/(b)/                                     2   1,372   1,802       --          --       3,176
Short-term investments/(c)/                                  298     260      --       --          --         558
Investment in AIG                                              6      --      --       --          --           6
Derivative assets:
   Interest rate contracts                                     2     568      --       --          --         570
   Foreign exchange contracts/(d)/                            --     523      --       --          --         523
   Equity contracts                                           53       4      51       --          --         108
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (198)       (287)       (485)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       55   1,095      64     (198)       (287)        729
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   38,369   2,258      --       --          --      40,627
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $38,753 $95,091 $17,440    $(198)      $(287)   $150,799
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits/(e)/                      $    -- $   125 $ 1,216    $  --       $  --    $  1,341
Notes payable - to affiliates, net                            --      --     291       --          --         291
Derivative liabilities:
   Interest rate contracts                                    --     224      --       --          --         224
   Foreign exchange contracts                                 --     439      --       --          --         439
   Other contracts                                            --      --       7       --          --           7
   Counterparty netting and cash collateral                   --      --      --     (198)        (14)       (212)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     663       7     (198)        (14)        458
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   788 $ 1,514    $(198)      $ (14)   $  2,090
                                                         ======= ======= =======    =====       =====    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013                                                          Counterparty    Cash
(in millions)                                      Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                  ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored
     entities                                      $    -- $   374 $    --    $  --       $  --    $    374
   Obligations of states, municipalities and
     political subdivisions                             --   1,575     754       --          --       2,329
   Non-U.S. governments                                 --   2,347      --       --          --       2,347
   Corporate debt                                       --  68,335     724       --          --      69,059
   RMBS                                                 --   8,338   6,587       --          --      14,925
   CMBS                                                 --   1,668   2,448       --          --       4,116
   CDO/ABS                                              --   1,593   3,405       --          --       4,998
                                                   ------- ------- -------    -----       -----    --------
Total bonds available for sale                          --  84,230  13,918       --          --      98,148
                                                   ------- ------- -------    -----       -----    --------
Other bond securities:
   U.S. government and government sponsored
     entities                                           --     903      --       --          --         903
   RMBS                                                 --     119     213       --          --         332
   CMBS                                                 --      30     126       --          --         156
   CDO/ABS                                              --      30   1,031       --          --       1,061
                                                   ------- ------- -------    -----       -----    --------
Total other bond securities                             --   1,082   1,370       --          --       2,452
                                                   ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                          7      --      --       --          --           7
   Preferred stock                                      --      22      --       --          --          22
                                                   ------- ------- -------    -----       -----    --------
Total equity securities available for sale               7      22      --       --          --          29
                                                   ------- ------- -------    -----       -----    --------
Other common and preferred stock                       538      --      --       --          --         538
Other invested assets/(b)/                               1     917   2,305       --          --       3,223
Short-term investments/(c)/                            215   2,520      --       --          --       2,735
Investment in AIG                                        5      --      --       --          --           5
Derivative assets:
   Interest rate contracts                               9     768      19       --          --         796
   Equity contracts                                    107      33      47       --          --         187
   Other contracts                                      --      --      10       --          --          10
   Counterparty netting and cash collateral             --      --      --     (108)       (378)       (486)
                                                   ------- ------- -------    -----       -----    --------
Total derivative assets                                116     801      76     (108)       (378)        507
                                                   ------- ------- -------    -----       -----    --------
Separate account assets                             34,018   1,683      --       --          --      35,701
                                                   ------- ------- -------    -----       -----    --------
Total                                              $34,900 $91,255 $17,669    $(108)      $(378)   $143,338
                                                   ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits/(e)/                $    -- $   120 $   247    $  --       $  --    $    367
Notes payable - to affiliates, net                      --      --     211       --          --         211
Derivative liabilities:
   Interest rate contracts                              --     652      13       --          --         665
   Counterparty netting and cash collateral             --      --      --     (108)        (23)       (131)
                                                   ------- ------- -------    -----       -----    --------
Total derivative liabilities                            --     652      13     (108)        (23)        534
                                                   ------- ------- -------    -----       -----    --------
Total                                              $    -- $   772 $   471    $(108)      $ (23)   $  1,112
                                                   ======= ======= =======    =====       =====    ========

(a)Represents netting of derivative exposures covered by qualifying master netting agreements.
(b)Amounts exclude other invested assets not carried at fair value on a recurring basis.
(c)Amounts exclude short-term investments that are carried at cost.
(d)In 2014, we reclassified cross-currency swaps from interest rate contracts to foreign exchange contracts. This change was applied prospectively.
(e)Amounts presented for policyholder contract deposits in the tables exclude those not measured at fair value on a recurring basis.

At December 31, 2014 and 2013, Level 3 assets were 9.8 percent and 10.3 percent of total assets, respectively, and Level 3 liabilities were 1.0 percent and 0.3 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. In 2014, we transferred $13 million of preferred stock from Level 2 to Level 1. In 2013, we transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. We had no significant transfers from Level 1 to Level 2 during 2014 and from Level 2 to Level 1 during 2013.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2014 and 2013 in Level 3 assets (liabilities) measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets (liabilities) in the Balance Sheets at December 31, 2014 and 2013:

                                                                                                            Changes in
                                                                                                            Unrealized
                                            Net                                                                Gains
                                          Realized                                                           (Losses)
                                            and                    Purchases,                               Included in
                                         Unrealized                  Sales,                                  Income on
                                 Fair      Gains                   Issuances                         Fair   Instruments
                                 Value    (Losses)      Other         and        Gross     Gross    Value     Held at
                               Beginning  Included  Comprehensive Settlements, Transfers Transfers  End of    End of
(in millions)                   of Year  in Income  Income (Loss)     Net         In        Out      Year      Year
-------------                  --------- ---------- ------------- ------------ --------- --------- -------  -----------
December 31, 2014
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions     $   754    $  (1)       $ 171        $  183     $   --    $  (156) $   951     $ --
   Corporate debt                   724        3           35          (236)       720       (287)     959       --
   RMBS                           6,587      422           78           197         11        (55)   7,240       --
   CMBS                           2,448       94           63           (69)        31     (1,273)   1,294       --
   CDO/ABS                        3,405       79           (2)          602        998     (1,507)   3,575       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total bonds available for sale   13,918      597          345           677      1,760     (3,278)  14,019       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Other bond securities:
   RMBS                             213       15           --            47         --         --      275       11
   CMBS                             126       (2)          --            (1)        --        (75)      48        1
   CDO/ABS                        1,031       56           --           144         --         --    1,231       29
                                -------    -----        -----        ------     ------    -------  -------     ----
Total other bond securities       1,370       69           --           190         --        (75)   1,554       41
                                -------    -----        -----        ------     ------    -------  -------     ----
Equity securities available
  for sale:
   Common stock                      --       --           --            --          1         --        1       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total equity securities
  available for sale                 --       --           --            --          1         --        1       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Other invested assets             2,305       25          (36)         (132)        49       (409)   1,802       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total                           $17,593    $ 691        $ 309        $  735     $1,810    $(3,762) $17,376     $ 41
                                =======    =====        =====        ======     ======    =======  =======     ====
Liabilities:
Policyholder contract deposits  $  (247)   $(946)       $  --        $  (23)    $   --    $    --  $(1,216)    $ --
Notes payable - to
  affiliates, net                  (211)     (13)          --           (67)        --         --     (291)      --
Derivative assets
  (liabilities), net:
   Interest rate contracts            6        1           --            (7)        --         --       --       --
   Equity contracts                  47       14           --           (10)        --         --       51        9
   Other contracts                   10       58           --           (62)        --         --        6       56
                                -------    -----        -----        ------     ------    -------  -------     ----
Total                           $  (395)   $(886)       $  --        $ (169)    $   --    $    --  $(1,450)    $ 65
                                =======    =====        =====        ======     ======    =======  =======     ====
December 31, 2013
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions     $   633    $  11        $(123)       $  280     $   --    $   (47) $   754     $ --
   Corporate debt                 1,058        2            2          (321)       266       (283)     724       --
   RMBS                           4,957      355          258           997         20         --    6,587       --
   CMBS                           2,205       89          (21)          125         50         --    2,448       --
   CDO/ABS                        2,654       86           32           365        569       (301)   3,405       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total bonds available for sale   11,507      543          148         1,446        905       (631)  13,918       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Other bond securities:
   RMBS                             127       10           --            76         --         --      213       14
   CMBS                              41       (1)          --            86         --         --      126        3
   CDO/ABS                          113       68           --           850         --         --    1,031       48
                                -------    -----        -----        ------     ------    -------  -------     ----
Total other bond securities         281       77           --         1,012         --         --    1,370       65
                                -------    -----        -----        ------     ------    -------  -------     ----
Equity securities available
  for sale:
   Common stock                       9       --           --            (9)        --         --       --       --
   Preferred stock                   26       --            2           (28)        --         --       --       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total equity securities
  available for sale                 35       --            2           (37)        --         --       --       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Other invested assets             1,905      101           50           107        268       (126)   2,305       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total                           $13,728    $ 721        $ 200        $2,528     $1,173    $  (757) $17,593     $ 65
                                =======    =====        =====        ======     ======    =======  =======     ====
Liabilities:
Policyholder contract deposits  $(1,040)   $ 609        $  (1)       $  185     $   --    $    --  $  (247)    $ --
Notes payable - to
  affiliates, net                    --      (12)           9          (208)        --         --     (211)     (12)
Derivative assets
  (liabilities), net:
   Interest rate contracts           (2)       7           --             1         --         --        6       --
   Equity contracts                  21       33           --            (7)        --         --       47       --
   Other contracts                    2       39           --           (31)        --         --       10       --
                                -------    -----        -----        ------     ------    -------  -------     ----
Total                           $(1,019)   $ 676        $   8        $  (60)    $   --    $    --  $  (395)    $(12)
                                =======    =====        =====        ======     ======    =======  =======     ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Statements of Income as follows:

                                                            Net
                                                          Realized
                                                  Net     Capital
                                        Policy Investment  Gains   Other
(in millions)                            Fees    Income   (Losses) Income Total
-------------                           ------ ---------- -------- ------ -----
December 31, 2014
   Bonds available for sale              $--      $610     $ (13)   $ --  $ 597
   Other bond securities                  --        69        --      --     69
   Other invested assets                  --        37       (12)     --     25
   Policyholder contract deposits         --        --      (946)     --   (946)
   Notes payable - to affiliates, net     --        --        --     (13)   (13)
   Derivative assets/liabilities, net     62        --        10      --     72
                                         ---      ----     -----    ----  -----
December 31, 2013
   Bonds available for sale              $--      $491     $  52    $ --  $ 543
   Other bond securities                  --        77        --      --     77
   Other invested assets                  --       122       (21)     --    101
   Policyholder contract deposits         --        --       617      --    617
   Notes payable - to affiliates, net     --        --        --     (12)   (12)
   Derivative assets/liabilities, net     --        39        40      --     79

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                              Purchases,
                                                                                                                Sales,
                                                                                                              Issuances
                                                                                                                 and
                                                                                                             Settlements,
(in millions)                                                         Purchases Sales  Issuances Settlements     Net
-------------                                                         --------- -----  --------- ----------- ------------
December 31, 2014
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  189   $  (4)   $ --      $    (2)     $ 183
   Corporate debt                                                          53      (3)     --         (286)      (236)
   RMBS                                                                 1,350    (105)     --       (1,048)       197
   CMBS                                                                   146    (100)     --         (115)       (69)
   CDO/ABS                                                              1,709     (38)     --       (1,069)       602
                                                                       ------   -----    ----      -------      -----
Total bonds available for sale                                          3,447    (250)     --       (2,520)       677
                                                                       ------   -----    ----      -------      -----
Other bond securities:
   RMBS                                                                    66      --      --          (19)        47
   CMBS                                                                    --      (5)     --            4         (1)
   CDO/ABS                                                                 --      --      --          144        144
                                                                       ------   -----    ----      -------      -----
Total other bond securities                                                66      (5)     --          129        190
                                                                       ------   -----    ----      -------      -----
Other invested assets                                                     242      --      --         (374)      (132)
                                                                       ------   -----    ----      -------      -----
Total assets                                                           $3,755   $(255)   $ --      $(2,765)     $ 735
                                                                       ======   =====    ====      =======      =====
Liabilities:
Policyholder contract deposits                                         $   --   $(145)   $ --      $   122      $ (23)
Notes payable - to affiliates, net                                         --      --     (67)          --        (67)
Derivative liabilities, net:
   Interest rate contracts                                                 --      --      --           (7)        (7)
   Equity contracts                                                        --      --      --          (10)       (10)
   Other contracts                                                         --      --      --          (62)       (62)
                                                                       ------   -----    ----      -------      -----
Total liabilities                                                      $   --   $(145)   $(67)     $    43      $(169)
                                                                       ======   =====    ====      =======      =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                              Purchases,
                                                                                                                Sales,
                                                                                                              Issuances
                                                                                                                 and
                                                                                                             Settlements,
(in millions)                                                         Purchases Sales  Issuances Settlements     Net
-------------                                                         --------- -----  --------- ----------- ------------
December 31, 2013
Assets:
Bonds available for sale:
   U.S government and government
   Obligations of states, municipalities and political subdivisions    $  402   $(122)   $  --     $    --      $  280
   Corporate debt                                                         139      --       --        (460)       (321)
   RMBS                                                                 2,123    (167)      --        (959)        997
   CMBS                                                                   495    (203)      --        (167)        125
   CDO/ABS                                                              1,310    (121)      --        (824)        365
                                                                       ------   -----    -----     -------      ------
Total bonds available for sale                                          4,469    (613)      --      (2,410)      1,446
                                                                       ------   -----    -----     -------      ------
Other bond securities:
   RMBS                                                                   110      --       --         (34)         76
   CMBS                                                                    98      (8)      --          (4)         86
   CDO/ABS                                                                962      --       --        (112)        850
                                                                       ------   -----    -----     -------      ------
Total other bond securities                                             1,170      (8)      --        (150)      1,012
                                                                       ------   -----    -----     -------      ------
Equity securities available for sale:
   Common stock                                                            --      --       --          (9)         (9)
   Preferred stock                                                         --      --       --         (28)        (28)
                                                                       ------   -----    -----     -------      ------
Total equity securities available for sale                                 --      --       --         (37)        (37)
                                                                       ------   -----    -----     -------      ------
Other invested assets                                                     318      --       --        (211)        107
Derivative assets:
                                                                       ------   -----    -----     -------      ------
Total assets                                                           $5,957   $(621)   $  --     $(2,808)     $2,528
                                                                       ======   =====    =====     =======      ======
Liabilities:
Policyholder contract deposits                                         $   --   $ (25)   $  --     $   210      $  185
Notes payable - to affiliates, net                                         --      --     (208)         --        (208)
Derivative liabilities, net:
   Interest rate contracts                                                 --      --       --           1           1
   Equity contracts                                                        10      --       --         (17)         (7)
   Other contracts                                                         --      --       --         (31)        (31)
                                                                       ------   -----    -----     -------      ------
Total liabilities                                                      $   10   $ (25)   $(208)    $   163      $  (60)
                                                                       ======   =====    =====     =======      ======

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2014 and 2013 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During 2014 and 2013, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

..   The transfers of investments in RMBS, CMBS and CDO and certain ABS into
    Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

..   Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity.

..   Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

..   Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of our ownership interest.

During 2014 and 2013, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

..   Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

..   Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

..   The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

There were no significant transfers of derivative or other liabilities into or out of Level 3 during 2014 or 2013.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                          Fair Value at
                          December 31,
(in millions)                 2014       Valuation Technique      Unobservable Input/(a)/     Range (Weighted Average )/(a)/
-------------             ------------- ---------------------- ------------------------------ -----------------------------
Assets:
Corporate debt               $  923     Discounted cash flow                           Yield       3.96% - 4.61% (4.28%)
RMBS                          7,295     Discounted cash flow   Constant prepayment rate/(b)/       0.64% - 9.69% (5.16%)
                                                                          Loss severity/(b)/    47.82% - 79.71% (63.77%)
                                                                  Constant default rate/(b)/       4.06% - 9.86% (6.96%)
                                                                                  Yield/(b)/       3.22% - 6.46% (4.84%)
CMBS                          1,280     Discounted cash flow                      Yield/(b)/       0.13% - 9.61% (4.87%)
CDO/ABS                       1,151     Discounted cash flow                           Yield       2.61% - 4.09% (3.35%)
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:
Policyholder contract
  deposits:
   GMWB                      $  696     Discounted cash flows      Equity implied volatility              6.00% - 39.00%
                                                                             Base lapse rate              1.00% - 40.00%
                                                                          Dynamic lapse rate              0.20% - 60.00%
                                                                              Mortality rate              0.10% - 35.00%
                                                                            Utilization rate              0.50% - 30.00%
   Index annuities              250     Discounted cash flows                 Mortality rate              0.10% - 35.00%
                                                                                  Lapse rate              1.00% - 40.00%
   Index life                   255     Discounted cash flows      Equity implied volatility             10.00% - 25.00%
                                                                             Base lapse rate              2.00% - 19.00%
                                                                              Mortality rate              0.00% - 20.00%
-----------------------------------------------------------------------------------------------------------------------------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                       Fair Value at
                       December 31,
(in millions)              2013       Valuation Technique      Unobservable Input/(a)/     Range (Weighted Average )/(a)/
-------------          ------------- ---------------------- ------------------------------ -----------------------------
Assets:
Corporate debt            $  360     Discounted cash flow                           Yield       3.48% - 9.44 (6.46%)
RMBS                       6,170     Discounted cash flow   Constant prepayment rate/(b)/     0.00% - 11.10% (5.37%)
                                                                       Loss severity/(b)/     44.40% 80.07% (62.24%)
                                                               Constant default rate/(b)/     4.26% - 12.00% (8.13%)
                                                                               Yield/(b)/      2.89% - 7.55% (5.22%)
CMBS                       2,396     Discounted cash flow                      Yield/(b)/     0.00% - 11.23% (5.39%)
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
Policyholder contract
  deposits:
   GMWB                   $  (89)    Discounted cash flows      Equity implied volatility             6.00% - 39.00%
                                                                          Base lapse rate             1.00% - 40.00%
                                                                       Dynamic lapse rate             0.20% - 60.00%
                                                                           Mortality rate             0.10% - 35.00%
                                                                         Utilization rate             0.50% - 30.00%
   Index annuities           125     Discounted cash flows                 Mortality rate             0.10% - 35.00%
                                                                               Lapse rate             1.00% - 40.00%
   Index life                196     Discounted cash flows      Equity implied volatility            10.00% - 25.00%
                                                                          Base lapse rate             2.00% - 19.00%
                                                                           Mortality rate             0.00% - 20.00%
--------------------------------------------------------------------------------------------------------------------------
                                                                            Option budget
--------------------------------------------------------------------------------------------------------------------------

(a)The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us because there are other factors relevant to the specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CMBS and CDO/ABS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity index annuities and guaranteed investment contracts (GIC). GMWB represents our largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability. Significant unobservable inputs used in valuing embedded derivatives within GICs include long-term forward interest rates and foreign exchange rates. Generally, the embedded derivative liability for GICs will increase as interest rates decrease or if the U.S. dollar weakens compared to the euro.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share as a practical expedient to measure fair value.

                                                                             December 31, 2014       December 31, 2013
                                                                          ----------------------- -----------------------
                                                                          Fair Value              Fair Value
                                                                           Using Net               Using Net
                                                                             Asset                   Asset
                                                                           Value Per               Value Per
                                                                           Share (or               Share (or
                                                                              its      Unfunded       its      Unfunded
(in millions)                       Investment Category Includes          equivalent) Commitments equivalent) Commitments
-------------               --------------------------------------------- ----------- ----------- ----------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as part
                            of a transaction in which assets of mature
                            companies are acquired from the current
                            shareholders, typically with the use of
                            financial leverage                              $  983       $155       $1,178       $185

   Real Estate /            Investments in real estate properties and
   Infrastructure           infrastructure positions, including power
                            plants and other energy generating facilities      100          5           93          9

   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event, such
                            as an initial public offering or sale of the
                            company                                             35          3           40          6

   Distressed               Securities of companies that are in default,
                            under bankruptcy protection, or troubled            78         28           91         16

   Other                    Includes multi-strategy and mezzanine
                            strategies                                          11         35            9         12
                                                                            ------       ----       ------       ----
Total private equity funds                                                   1,207        226        1,411        228
                                                                            ------       ----       ------       ----
Hedge funds:

   Event-driven             Securities of companies undergoing material
                            structural changes, including mergers,
                            acquisitions and other reorganizations             416         --          500          2

   Long-short               Securities that the manager believes are
                            undervalued, with corresponding short
                            positions to hedge market risk                     951          1          713         11

   Distressed               Securities of companies that are in default,
                            under bankruptcy protection or troubled            413          3          405         11

   Emerging markets         Investments in the financial markets of
                            developing countries                                56         --           64         --

   Other                    Includes multi-strategy and other strategies       119         --           77         --
                                                                            ------       ----       ------       ----
Total hedge funds                                                            1,955          4        1,759         24
                                                                            ------       ----       ------       ----
Total                                                                       $3,162       $230       $3,170       $252
                                                                            ======       ====       ======       ====

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above may be redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments are currently not redeemable, either in whole or in part, because such investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                          2014
------------                                                                          ----
Percentage of private equity fund investments with remaining lives of:
   Less than three years                                                               82%
   Three to seven years                                                                15
   Seven to 10 years                                                                    3
                                                                                      ---
       Total                                                                          100%
                                                                                      ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                              9%
   Quarterly                                                                           38
   Semi-annually                                                                       11
   Annually                                                                            42
                                                                                      ---
       Total                                                                          100%
                                                                                      ===
Percentage of hedge fund investments' fair value subject to contractual restrictions   40%
                                                                                      ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Additionally, beginning in the third quarter of 2012, we elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves.

See Note 4 for additional information.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable - to affiliates, net.

See Notes 9 and 17 for additional information on these VIEs, which are securitization vehicles.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                       December 31, 2014                 December 31, 2013
                               --------------------------------  --------------------------------
                                          Outstanding                       Outstanding
                                           Principal                         Principal
(in millions)                  Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                  ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to
     affiliates, net              $291       $760       $(469)      $211       $580       $(369)

In 2011, we assumed GIC liabilities, which are reported in policyholder contract deposits on the Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 17 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which the fair value option was elected:

                                                              Gain (Loss)
    Years Ended December 31,                               ----------------
    (in millions)                                          2014  2013  2012
    -------------                                          ----  ----  ----
    Assets:
       Other bond securities - certain hybrid securities   $368  $(58) $206
       Other bond securities - ML II interest                --    --   177
       Other invested assets                                100   194     5
                                                           ----  ----  ----
    Liabilities:
       Policyholder contract deposits                        15   (17)   (3)
       Notes payable - to affiliates, net                   (13)  (12)   --
                                                           ----  ----  ----
    Total gain                                             $470  $107  $385
                                                           ====  ====  ====

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Statements of Income.

See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans.

See Note 4 herein for additional information about how we test various asset classes for impairment.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis       December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2014   2013  2012
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2014
       Other invested assets     $--     $--    $  2   $  2   $2    $19   $--

    December 31, 2013
       Other invested assets     $--     $--    $435   $435

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Other invested assets: The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which we use the equity method of accounting. The fair value of our investment in these funds is measured based on our share of the funds' reported net asset value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying values and estimated fair values of our financial instruments not measured at fair value and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                 Estimated Fair Value
                                            ------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3  Total   Value
-------------                               ------- ------- ------- ------- --------
December 31, 2014
Assets:
   Mortgage and other loans receivable       $ --   $   --  $12,614 $12,614 $11,812
   Other invested assets                       --       14       --      14      14
   Short-term investments                      --      823       --     823     823
   Cash                                       277       --       --     277     277
Liabilities:
   Policyholder contract deposits/(a)/         --      224   61,771  61,995  56,951
   Note payable - to affiliates, net/(b)/      --       --      363     363     367
   Note payable - to third parties, net        --       --      626     626     627
                                             ----   ------  ------- ------- -------
December 31, 2013
Assets:
   Mortgage and other loans receivable       $ --   $   75  $10,562 $10,637 $10,085
   Other invested assets                       --       22       --      22      22
   Short-term investments                      --    1,161       --   1,161   1,161
   Cash                                       202       --       --     202     202
Liabilities:
   Policyholder contract deposits/(a)/         --      185   59,505  59,690  55,476
   Note payable - to affiliates, net/(b)/      --       --       46      46      49
   Note payable - to third parties, net        --       --      377     377     378
                                             ----   ------  ------- ------- -------

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale and are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2014 or 2013.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities that are measured at fair value under the fair value option are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS, CDO and ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income.

See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities                   $   333    $   63    $    (1)   $    395    $   --
   Obligations of states, municipalities and political subdivisions      2,699       325         (5)      3,019         2
   Non-U.S. governments                                                  2,782       167        (62)      2,887        --
   Corporate debt                                                       64,605     6,412       (642)     70,375        37
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             14,169     1,433       (144)     15,458       739
       CMBS                                                              4,226       488         (9)      4,705       232
       CDO/ABS                                                           5,745       197        (38)      5,904         6
                                                                       -------    ------    -------    --------    ------
   Total mortgage-backed, asset-backed and collateralized               24,140     2,118       (191)     26,067       977
                                                                       -------    ------    -------    --------    ------
Total bonds available for sale/(b)/                                     94,559     9,085       (901)    102,743     1,016
                                                                       -------    ------    -------    --------    ------
Equity securities available for sale:
   Common stock                                                              3         4         --           7        --
   Preferred stock                                                          16         3         --          19        --
                                                                       -------    ------    -------    --------    ------
Total equity securities available for sale                                  19         7         --          26        --
                                                                       -------    ------    -------    --------    ------
Investment in AIG                                                            9         3         (6)          6        --
                                                                       -------    ------    -------    --------    ------
Total                                                                  $94,587    $9,095    $  (907)   $102,775    $1,016
                                                                       =======    ======    =======    ========    ======
December 31, 2013
Bonds available for sale:
   U.S. government and government sponsored entities                   $   343    $   46    $   (15)   $    374    $   --
   Obligations of states, municipalities and political subdivisions      2,432        53       (156)      2,329         2
   Non-U.S. governments                                                  2,426        95       (174)      2,347        --
   Corporate debt                                                       66,412     4,459     (1,812)     69,059        44
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,975     1,223       (273)     14,925       657
       CMBS                                                              3,760       419        (63)      4,116       235
       CDO/ABS                                                           4,853       188        (43)      4,998        16
                                                                       -------    ------    -------    --------    ------
   Total mortgage-backed, asset-backed and collateralized               22,588     1,830       (379)     24,039       908
                                                                       -------    ------    -------    --------    ------
Total bonds available for sale/(b)/                                     94,201     6,483     (2,536)     98,148       954
                                                                       -------    ------    -------    --------    ------
Equity securities available for sale:
       Common stock                                                          5         2         --           7        --
       Preferred stock                                                      18         4         --          22        --
                                                                       -------    ------    -------    --------    ------
Total equity securities available for sale                                  23         6         --          29        --
                                                                       -------    ------    -------    --------    ------
Investment in AIG                                                            9         2         (6)          5        --
                                                                       -------    ------    -------    --------    ------
Total                                                                  $94,233    $6,491    $(2,542)   $ 98,182    $  954
                                                                       =======    ======    =======    ========    ======

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2014 and 2013, bonds available for sale held by us that were below investment grade or not rated totaled $15.3 billion and $14.5 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                    Less than 12 Months    12 Months or More           Total
-                                                  --------------------- --------------------- ---------------------
                                                                Gross                 Gross                 Gross
                                                              Unrealized            Unrealized            Unrealized
(in millions)                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                                      ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored
     entities                                       $    --     $   --     $   24      $  1     $    24     $    1
   Obligations of states, municipalities and
     political subdivisions                              47          1        171         4         218          5
   Non-U.S. governments                                 357         14        607        48         964         62
   Corporate debt                                     5,476        247      6,447       395      11,923        642
   RMBS                                               1,664         42      1,879       102       3,543        144
   CMBS                                                  53         --        331         9         384          9
   CDO/ABS                                            1,742         16        399        22       2,141         38
                                                    -------     ------     ------      ----     -------     ------
Total bonds available for sale                        9,339        320      9,858       581      19,197        901
                                                    -------     ------     ------      ----     -------     ------
Investment in AIG                                        --         --          6         6           6          6
                                                    -------     ------     ------      ----     -------     ------
Total                                               $ 9,339     $  320     $9,864      $587     $19,203     $  907
                                                    =======     ======     ======      ====     =======     ======
December 31, 2013
Bonds available for sale:
   U.S. government and government sponsored
     entities                                       $    62     $   13     $    7      $  2     $    69     $   15
   Obligations of states, municipalities and
     political subdivisions                           1,553        136         97        20       1,650        156
   Non-U.S. governments                               1,049        104        312        70       1,361        174
   Corporate debt                                    20,214      1,368      3,119       444      23,333      1,812
   RMBS                                               3,788        186        712        87       4,500        273
   CMBS                                                 827         38        167        25         994         63
   CDO/ABS                                            1,016         18        373        25       1,389         43
                                                    -------     ------     ------      ----     -------     ------
Total bonds available for sale                       28,509      1,863      4,787       673      33,296      2,536
                                                    -------     ------     ------      ----     -------     ------
Investment in AIG                                        --         --          5         6           5          6
                                                    -------     ------     ------      ----     -------     ------
Total                                               $28,509     $1,863     $4,792      $679     $33,301     $2,542
                                                    =======     ======     ======      ====     =======     ======

As of December 31, 2014, we held 2,239 individual fixed maturity and equity securities that were in an unrealized loss position, of which 1,045 individual securities were in a continuous unrealized loss position for longer than 12 months. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2014, because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines in value, we performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale           Position Available for Sale
-                                                 ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2014
Due in one year or less                              $ 1,793         $  1,843        $    93           $    91
Due after one year through five years                 11,957           12,911          1,303             1,261
Due after five years through ten years                24,485           25,760          5,693             5,459
Due after ten years                                   32,184           36,162          6,750             6,318
Mortgage-backed, asset-backed and collateralized      24,140           26,067          6,259             6,068
                                                     -------         --------        -------           -------
Total                                                $94,559         $102,743        $20,098           $19,197
                                                     =======         ========        =======           =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Our investments at December 31, 2014 or 2013 did not include any investments in a single issuer that exceeded 10 percent of our shareholder's equity.

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2014              2013              2012
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $259     $49     $1,863    $76     $1,598    $92
Equity securities               5      --         28     --         31      6
                             ----     ---     ------    ---     ------    ---
Total                        $264     $49     $1,891    $76     $1,629    $98
                             ====     ===     ======    ===     ======    ===

In 2014, 2013, and 2012, the aggregate fair value of available for sale fixed maturity and equity securities sold was $6.1 billion, $22.5 billion and $11.8 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value at our election of the fair value option:

                                                   December 31, 2014 December 31, 2013
                                                   ----------------  ----------------
                                                            Percent           Percent
                                                   Fair       of     Fair       of
(in millions)                                      Value     Total   Value     Total
-------------                                       ------  -------   ------  -------
U.S. government and government sponsored entities  $1,135      39%   $  903      30%
Mortgage-backed, asset-backed and collateralized:
   RMBS                                               384      13       332      11
   CMBS                                               153       5       156       5
   CDO/ABS                                          1,262      43     1,061      36
                                                    ------    ---     ------    ---
Total fixed maturities                              2,934     100     2,452      82
Other common and preferred stock                       --      --       538      18
                                                    ------    ---     ------    ---
Total                                              $2,934     100%   $2,990     100%
                                                    ======    ===     ======    ===

Other Invested Assets

The following table summarizes the carrying values of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2014   2013
           -------------                               ------ ------
           Alternative investments/(a)/                $6,722 $7,047
           Investment real estate/(b)/                    346    443
           Federal Home Loan Bank (FHLB) common stock      14     22
                                                       ------ ------
           Total                                       $7,082 $7,512
                                                       ====== ======

(a)Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.
(b)Net of accumulated depreciation of $148 million and $181 million at December 31, 2014 and 2013, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The gross unrealized loss recorded in Accumulated other comprehensive income on such investments was $26 million and $8 million at December 31, 2014 and 2013, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, the carrying value generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Other Investments

Real estate is classified as held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are members of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for our variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by the Aircraft Trusts were recorded at cost (adjusted for impairment charges), net of accumulated depreciation. Depreciation was generally computed on a straight-line to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may have been capitalized. The residual value estimates were reviewed periodically to ensure continued appropriateness. Aircraft were periodically reviewed for impairment and impairment losses recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft was less than its carrying value. See Notes 9 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

..   Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from private equity funds and hedge fund investments accounted for under the equity method.

..   Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                             Years Ended December 31,
                                                             ----------------------
(in millions)                                                 2014      2013    2012
-------------                                                ------    ------  ------
Fixed maturity securities, including short-term investments  $5,686    $5,275  $5,792
Equity securities                                               (51)      (20)     67
Interest on mortgage and other loans                            645       626     628
Investment real estate                                           61        79      73
Other invested assets                                           778       919     650
Securities lending                                                1         3       2
Other investments                                                69        52      12
                                                             ------    ------  ------
Total investment income                                       7,189     6,934   7,224
Investment expenses                                             247       242     223
                                                             ------    ------  ------
Net investment income                                        $6,942    $6,692  $7,001
                                                             ======    ======  ======

The carrying value of investments that produced no investment income during 2014 was $109 million, which is less than less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on our results of operations and financial position.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

..   Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                               Years Ended December 31,
                                               ---------------------
          (in millions)                         2014     2013    2012
          -------------                        -----    ------  ------
          Sales of fixed maturity securities   $ 210    $1,787  $1,506
          Sales of equity securities               5        28      25
          Mortgage and other loans               (46)      (57)     73
          Investment real estate                 116        73      12
          Other invested assets                   51         2     (12)
          Derivatives                           (432)      340    (509)
          Other                                  148       (30)    (45)
          Other-than-temporary impairments      (119)     (127)   (379)
                                               -----    ------  ------
          Net realized capital (losses) gains  $ (67)   $2,016  $  671
                                               =====    ======  ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. We may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                                     Years Ended December 31,
                                                                                     ----------------------
(in millions)                                                                         2014     2013    2012
-------------                                                                        ------   ------  ------
Balance, beginning of year                                                           $1,585   $2,126  $2,775
   Increases due to:
       Credit impairments on new securities subject to impairment losses                 22       15      96
       Additional credit impairments on previously impaired securities                   40       31     194
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior
         intent or requirement to sell                                                 (153)    (184)   (520)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                               (170)      --      --
       Accretion on securities previously impaired due to credit/*/                      --     (403)   (422)
   Other                                                                                 --       --       3
                                                                                     ------   ------  ------
Balance, end of year                                                                 $1,324   $1,585  $2,126
                                                                                     ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

..   We have concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discounts to cost), in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Investments in private equity funds and hedge funds are evaluated for impairment in a manner similar to the evaluation of equity securities for impairments as discussed above. This evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determined, based on our expectations as to the timing and amount of cash flows expected to be received, that it was

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

probable at the date of acquisition that we would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following table presents information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $11,962
     Cash flows expected to be collected/*/                        9,700
     Recorded investment in acquired securities                    6,457

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2014   2013
                  -------------                  ------ ------
                  Outstanding principal balance  $6,934 $5,805
                  Amortized cost                  5,020  3,969
                  Fair value                      5,473  4,397

The following table presents activity for the accretable yield on PCI securities:

                                                                                 Years Ended
                                                                                December 31,
                                                                               --------------
(in millions)                                                                   2014    2013
-------------                                                                  ------  ------
Balance, beginning of year                                                     $2,677  $1,734
   Newly purchased PCI securities                                                 545     826
   Disposals                                                                       --     (39)
   Accretion                                                                     (345)   (258)
   Effect of changes in interest rate indices                                    (226)    118
   Net reclassification from non-accretable difference, including effects of
     prepayments                                                                   10     296
                                                                               ------  ------
Balance, end of year                                                           $2,661  $2,677
                                                                               ======  ======

Pledged Investments

Secured Financing

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. In the majority of these repurchase agreements, the securities transferred by us may be sold or repledged by the counterparties. Repurchase agreements are recorded at their contracted repurchase amounts plus accrued interest.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2013, our secured financing transactions also included those that involve the transfer of securities to financial institutions in exchange for cash or other liquid collateral. Securities transferred by us under these financing transactions may be sold or repledged by the counterparties. As collateral for the securities transferred by us, counterparties transfer assets to us, such as cash or high quality fixed maturity securities. Collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the transferred securities during the life of the transactions. When we receive fixed maturity securities as collateral, we do not have the right to sell or repledge this collateral unless an event of default occurs by the counterparties. At the termination of the transactions, we and our counterparties are obligated to return the collateral provided and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions:

                                                 December 31,
                                                 -------------
                  (in millions)                   2014   2013
                  -------------                  ------ ------
                  Securities available for sale  $   -- $2,425
                  Other securities                1,135    903

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities deposited by us under requirements of regulatory authorities were $72 million and $70 million at December 31, 2014 and 2013, respectively.

Other Pledges

We are members of FHLBs and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $14 million and $22 million of stock in FHLBs at December 31, 2014 and 2013, respectively. To the extent we borrow from an FHLB, our ownership interest in the stock of the FHLB will be pledged to the FHLB. In addition, we have pledged securities with a fair value of $330 million and $67 million at December 31, 2014 and 2013, respectively, associated with advances from the FHLBs. The increase in pledged securities in 2014 primarily reflects securities pledged to the FHLB prior to obtaining advances, pursuant to our plan to facilitate the ability to obtain cash advances on a same-day basis up to an internally approved limit, to more effectively manage short-term liquidity. As a result, we had $312 million of available FHLB borrowing capacity at December 31, 2014.

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial and residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method.

Life insurance policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the composition of mortgages and other loans receivable:

                                                              December 31,
                                                            ----------------
   (in millions)                                              2014     2013
   -------------                                            -------  -------
   Commercial mortgages/(a)/                                $ 9,441  $ 8,167
   Life insurance policy loans                                1,501    1,554
   Commercial loans, other loans and notes receivable/(b)/      964      503
                                                            -------  -------
   Total mortgage and other loans receivable                 11,906   10,224
   Allowance for losses                                         (94)    (139)
                                                            -------  -------
   Mortgage and other loans receivable, net                 $11,812  $10,085
                                                            =======  =======

(a)Commercial mortgages primarily represent loans for office, retail, apartments and industrial properties, with exposures in California and New York representing the largest geographic concentrations (both 15 percent at December 31, 2014 and 19 percent and 14 percent, respectively, at December 31, 2013).
(b)Amount at December 31, 2014 also includes $110 million of residential mortgages.

The following table presents the credit quality indicators for commercial mortgage loans:

                                          Number                                                              Percent
                                                                       Class
                                            of   -------------------------------------------------              of
(dollars in millions)                     Loans  Apartments Offices Retail Industrial Hotel Others Total/(c)/ Total $
---------------------                     ------ ---------- ------- ------ ---------- ----- ------ ---------  -------
December 31, 2014
Credit Quality Indicator:
   In good standing                        609     $1,541   $3,164  $1,852    $863    $958  $  833  $9,211       97%
   Restructured/(a)/                         9         --      159      10      --      --      --     169        2
   90 days or less delinquent                3         --       --      --      --      --      --      --       --
   >90 days delinquent or in process of
     foreclosure                             3         --       61      --      --      --      --      61        1
                                           ---     ------   ------  ------    ----    ----  ------  ------      ---
Total/(b)/                                 624     $1,541   $3,384  $1,862    $863    $958  $  833  $9,441      100%
                                           ===     ======   ======  ======    ====    ====  ======  ======      ===
Allowance for losses                               $    2   $   41  $   16    $  2    $  3  $    9  $   73        1%
                                                   ======   ======  ======    ====    ====  ======  ======      ===
December 31, 2013
Credit Quality Indicator:
   In good standing                        623     $1,347   $2,427  $1,626    $839    $771  $  952  $7,962       98%
   Restructured/(a)/                        11         13       90      --      --      --      84     187        2
   >90 days delinquent or in process of
     foreclosure                             2         --       --      18      --      --      --      18       --
                                           ---     ------   ------  ------    ----    ----  ------  ------      ---
Total/(b)/                                 636     $1,360   $2,517  $1,644    $839    $771  $1,036  $8,167      100%
                                           ===     ======   ======  ======    ====    ====  ======  ======      ===
Allowance for losses                               $    2   $   61  $    6    $  1    $  3  $   33  $  106        1%
                                                   ======   ======  ======    ====    ====  ======  ======      ===

(a)Includes loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.
(c)Over 99 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest.

We hold mortgages with a carrying value of $71 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of both December 31, 2014 and 2013.

Methodology Used to Estimate the Allowance for Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received. For impaired loans where it has been determined

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

that not all of the contractual principal due will be collected, any cash received is recorded as a reduction of the current carrying amount of the loan.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for losses on mortgage and other loans receivable:

                                                  2014                   2013                   2012
                                         ---------------------  ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
-------------                            ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $106    $ 33  $139     $ 68    $ 87  $155     $149     $84  $233
   Additions (reductions) to allowance       (17)     11    (6)      49      10    59      (74)     11   (63)
   Charge-offs, net of recoveries            (16)    (23)  (39)     (11)    (64)  (75)      (7)     (8)  (15)
                                            ----    ----  ----     ----    ----  ----     ----     ---  ----
Allowance, end of year                      $ 73    $ 21  $ 94     $106    $ 33  $139     $ 68     $87  $155
                                            ====    ====  ====     ====    ====  ====     ====     ===  ====

The following table presents information regarding impaired mortgage loans:

                                                         Years Ended
                                                        December 31,
                                                      ----------------
         (in millions)                                2014  2013  2012
         -------------                                ----  ----  ----
         Impaired loans with valuation allowances     $104  $137  $ 75
         Impaired loans without valuation allowances    --    --     7
                                                      ----  ----  ----
            Total impaired loans                       104   137    82
         Valuation allowances on impaired loans        (26)  (56)  (27)
                                                      ----  ----  ----
            Impaired loans, net                       $ 78  $ 81  $ 55
                                                      ====  ====  ====
                                                      $  5  $  7  $  4
         Interest income on impaired loans            ====  ====  ====

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is deemed to be a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

We held $139 million and $67 million of commercial mortgage loans that had been modified in a TDR at December 31, 2014 and 2013, respectively. We have no other loans that had been modified in a TDR. At December 31, 2014 and 2013, these commercial mortgage loans had related total allowances for credit losses of $13 million and $11 million, respectively. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2014     2013    2012
                   -------------     ------   ------  ------
                   Direct premiums   $2,561   $2,661  $2,456
                   Assumed premiums      22       22      20
                   Ceded premiums      (917)    (900)   (860)
                                     ------   ------  ------
                   Net               $1,666   $1,783  $1,616
                                     ======   ======  ======

Reinsurance recoveries, which reduced Policyholder benefits, were approximately $641 million, $658 million and $694 million during 2014, 2013 and 2012, respectively.

The National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. We manage the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

The agreement between us and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on our results of operations during 2014, 2013 and 2012 was a pre-tax expense of approximately $81 million, $73 million and $66 million, respectively, which represented the risk charge associated with the reinsurance agreement.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on our results of operations during 2014, 2013 and 2012 was pre-tax expense of approximately $2 million in each year, which represented the risk charge associated with the reinsurance agreement.

In 2003, we entered into two coinsurance/modified coinsurance agreements with AIGB. These agreements have an effective date of January 1, 2003. Under the agreements, AIGB reinsured a 100 percent quota share of our liability on selective level term products and universal life products issued by us. These agreements do not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. These agreements were amended to terminate for new business issued on and after August 1, 2009. Effective
July 1, 2013, we fully recaptured these agreements and simultaneously reinsured this in-force block to AGC Life, under the January 1, 2011 coinsurance/modified coinsurance agreement mentioned above. Management received approvals of the recapture and reinsurance transactions on our behalf and AGC Life from the Texas and Missouri Departments of Insurance, in July 2013, with July 1, 2013 effective dates. On the effective date of the recapture with AIGB and day one of the treaty with AGC Life, we recorded a net zero impact to pre-tax earnings. The agreements also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreements on our results of operations during 2013 and 2012 was pre-tax expense of approximately $3 million and $4 million, respectively, representing the risk charge associated with the coinsurance agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded, to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.0 billion at both December 31, 2014 and 2013, of which approximately $198 million was secured by collateral at both December 31, 2014 and 2013.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and our investment operations. Interest rate and cross-currency swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. See Note 3 for discussion of fair value measurements. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset. We are exposed to potential credit-related losses in the event of nonperformance by counterparties to derivative instruments. The credit exposure related to our derivative financial instruments is limited to the fair value of contracts that are favorable to us at the reporting date less collateral received from that counterparty.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the Balance Sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable to that instrument. A bifurcated embedded derivative is generally presented with the host contract. See Notes 3 and 11 for additional information on embedded policy derivatives.

Our interest rate contracts ,which include interest rate swaps, swaptions, futures and options, are used to economically hedge interest rate exposures associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities.

Foreign exchange derivatives (principally forwards and swaps) are used to economically mitigate risk associated with foreign currency-denominated transactions, primarily investments and GICs denominated in foreign currencies. Effective April 1, 2014, we reclassified cross-currency swaps from interest rate contracts to foreign exchange contracts. This change was applied prospectively.

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. We purchase equity contracts, such as futures and call and put options, to economically hedge certain guarantees of specific equity index universal life and annuities and variable annuity products. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available for sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available for sale securities are reported in net policyholder benefits, along with changes in the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amounts and fair values of our derivatives:

                                                            December 31, 2014                 December 31, 2013
                                                    --------------------------------  --------------------------------
                                                    Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                         Assets        Liabilities         Assets        Liabilities
                                                    ---------------  ---------------  ---------------  ---------------
                                                    Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                        Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                       -------- ------  -------- ------  -------- ------  -------- ------
Derivatives designated as hedging instruments:
   Interest rate contracts                          $   243  $  172  $    --  $   --  $   161  $  105   $  133  $   15
   Foreign exchange contracts                           182      11       99      29       --      --       --      --
Derivatives not designated as hedging instruments:
   Interest rate contracts                           24,499     398    2,992     275    5,996     691    4,125     650
   Foreign exchange contracts                         2,654     512    2,068     410       --      --       --      --
   Equity contracts/(a)/                              5,481     108   35,433   1,216   26,497     282    5,039     403
   Other contracts/(b)/                              30,580      13       65       7   24,561      10       --      --
                                                    -------  ------  -------  ------  -------  ------   ------  ------
Total derivatives, gross                            $63,639   1,214  $40,657   1,937  $57,215   1,088   $9,297   1,068
                                                    -------  ------  -------  ------  -------  ------   ------  ------
Counterparty netting/(c)/                                      (198)            (198)            (108)            (108)
Cash collateral/(d)/                                           (287)             (14)            (378)             (23)
                                                             ------           ------           ------           ------
   Total derivatives, net                                       729            1,725              602              937
Less: Bifurcated embedded derivatives                            --            1,267               95              403
                                                             ------           ------           ------           ------
Total derivative on balance sheets                           $  729           $  458           $  507           $  534
                                                             ======           ======           ======           ======

(a)Includes bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits.
(b)Consists primarily of contacts with multiple underlying exposures and stable value wrap contracts.
(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(d)Represents cash collateral posted and received that is eligible for netting.

The following table presents gains (losses) from our derivatives recognized in the Statements of Income:

                                                                                Years Ended December 31,
                                                                                -----------------------
(in millions)                                                                    2014     2013    2012
-------------                                                                    -----   -----   -----
Net effect of derivative instruments in fair value hedging relationships:/(a)/
   Interest rate contracts                                                      $  (7)   $  (1)  $  --
   Foreign exchange contracts                                                      (4)      --      --
                                                                                 -----   -----   -----
Total                                                                           $ (11)   $  (1)  $  --
                                                                                 =====   =====   =====
Derivatives not designated as hedging instruments
By derivative type:
   Interest rate contracts                                                      $ 506    $(193)  $  13
   Foreign exchange contracts                                                     (33)      --     (48)
   Equity contracts/(b)/                                                         (880)     525    (206)
   Other contracts                                                                 57       39    (243)
                                                                                 -----   -----   -----
Total                                                                           $(350)   $ 371   $(484)
                                                                                 =====   =====   =====
By classification:
   Policy fees                                                                  $  62    $  --   $  --
   Net investment income                                                           --       39       4
   Net realized capital gains (losses)                                           (432)     340    (509)
   Policyholder benefits                                                           17       (5)     21
   Interest credited to policyholder account balances                              (8)      (4)     --
                                                                                 -----   -----   -----
Total                                                                           $(361)   $ 370   $(484)
                                                                                 =====   =====   =====

(a)The amounts presented do not include the periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.
(b)Includes embedded derivative gains (losses) of $(643) million, $972 million and $(105) million during 2014, 2013 and 2012, respectively.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine that a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits (EGPs) to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income (unlocking). If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future EGPs are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Unlocking of assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future EGPs for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate
(cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on EGPs, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
-                                                                            ----------------------
(in millions)                                                                 2014     2013    2012
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $5,096   $4,158  $4,704
   Acquisition costs deferred                                                   877      790     584
   Accretion of interest/amortization                                          (660)    (581)   (592)
   Effect of unlocking assumptions used in estimating future gross profits       96      105      45
   Effect of realized gains/loss on securities                                  (45)     (37)    (85)
   Effect of unrealized gains/loss on securities                               (204)     661    (498)
   Other/*/                                                                     161       --      --
                                                                             ------   ------  ------
Balance, end of year                                                         $5,321   $5,096  $4,158
                                                                             ======   ======  ======

* The increase in the DAC asset, which principally reflected the impact of the change on periods prior to 2014, was substantially offset by a related increase in the unearned revenue reserves.

Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of VOBA:

                                                                                Years Ended
                                                                               December 31,
-                                                                            ----------------
(in millions)                                                                2014  2013  2012
-------------                                                                ----  ----  ----
Balance, beginning of year                                                   $348  $339  $391
   Accretion of interest/amortization                                         (24)  (27)  (15)
   Effect of unlocking assumptions used in estimating future gross profits     13    10     5
   Effect of realized gains/loss on securities                                 (3)   (5)  (23)
   Effect of unrealized gains/loss on securities                              (12)   31   (19)
                                                                             ----  ----  ----
Balance, end of year                                                         $322  $348  $339
                                                                             ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $30 million, $27 million, $25 million, $24 million and $23 million, respectively.

The following table presents a rollforward of deferred sales inducements:

                                                                                 Years Ended
                                                                                 December 31,
-                                                                            -------------------
(in millions)                                                                 2014   2013   2012
-------------                                                                -----  -----  -----
Balance, beginning of year                                                   $ 502  $ 354  $ 555
   Acquisition costs deferred                                                   33     62    112
   Accretion of interest/amortization                                         (114)  (109)  (140)
   Effect of unlocking assumptions used in estimating future gross profits      60     65     27
   Effect of realized gains/loss on securities                                 (12)   (13)    (1)
   Effect of unrealized gains/loss on securities                               (27)   143   (199)
                                                                             -----  -----  -----
Balance, end of year                                                         $ 442  $ 502  $ 354
                                                                             =====  =====  =====

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the variable interest holders are exposed to through the design of the entity.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Balance
Sheets:

                                               Real
                                            Estate and                   Affordable
                                            Investment   Securitization   Housing
(in millions)                              Entities/(d)/    Vehicles    Partnerships Total
-------------                              ------------  -------------- ------------ ------
December 31, 2014
Assets:
   Bonds available for sale                    $--           $6,705         $ --     $6,705
   Mortgage and other loans receivable          --            1,753           --      1,753
   Other invested assets                         1               --          348        349
   Other/(a)/                                   --              481          171        652
                                               ---           ------         ----     ------
Total assets/(b)/                              $ 1           $8,939         $519     $9,459
                                               ===           ======         ====     ======
Liabilities:
   Notes payable - to affiliates, net          $--           $  660         $ --     $  660
   Notes payable - to third parties, net        --              488           10        498
   Other/(c)/                                   --               --           19         19
                                               ---           ------         ----     ------
Total liabilities                              $--           $1,148         $ 29     $1,177
                                               ===           ======         ====     ======
December 31, 2013
Assets:
   Bonds available for sale                    $--           $6,884         $ --     $6,884
   Mortgage and other loans receivable          --            1,015           --      1,015
   Other invested assets                         1               19          434        454
   Other/(a)/                                   --              936          176      1,112
                                               ---           ------         ----     ------
Total assets/(b)/                              $ 1           $8,854         $610     $9,465
                                               ===           ======         ====     ======
Liabilities:
   Notes payable - to affiliates, net          $--           $  237         $ --     $  237
   Notes payable - to third parties, net        --              346           --        346
   Other/(c)/                                   --              241           31        272
                                               ---           ------         ----     ------
Total liabilities                              $--           $  824         $ 31     $  855
                                               ===           ======         ====     ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2014 and 2013.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Comprised primarily of amounts due to related parties and other liabilities and derivative liabilities, at fair value, at both December 31, 2014 and 2013.
(d)At December 31, 2014 and 2013, we had no significant off-balance sheet exposure associated with commitments to real estate and investment entities.

We calculate our maximum exposure to loss to be the amount invested in the debt or equity of the VIE and other commitments to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us. In limited circumstances, AIG Parent has provided guarantees to certain VIE interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                    Maximum Exposure to Loss
                                                  ----------------------------
                                           Total
                                            VIE   On-Balance Off-Balance
  (in millions)                            Assets  Sheet/*/     Sheet    Total
  -------------                            ------ ---------- ----------- -----
  December 31, 2014
     Real estate and investment entities   $4,180    $528        $85     $613
     Affordable housing partnerships        1,055     288         --      288
                                           ------    ----        ---     ----
  Total                                    $5,235    $816        $85     $901
                                           ======    ====        ===     ====
  December 31, 2013
     Real estate and investment entities   $4,130    $492        $50     $542
     Affordable housing partnerships        1,125     191         --      191
                                           ------    ----        ---     ----
  Total                                    $5,255    $683        $50     $733
                                           ======    ====        ===     ====

* At December 31, 2014 and 2013, $816 million and $683 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Real Estate and Investment Entities and Affordable Housing Partnerships

We participate as a passive investor in the equity issued primarily by third party-managed hedge and private equity funds, and certain real estate entities managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate, and in limited partnerships that develop and operate affordable housing qualifying for tax credits, that are VIEs. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

Aircraft Trusts

In 2003, AIG Parent created two VIEs, Castle 2003-1 Trust and Castle 2003-2 Trust (collectively, the Aircraft Trusts), for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. AGL and other AIG subsidiaries held beneficial interests in these entities, including passive investments in non-voting preferred equity and in debt issued by these entities. Debt of these entities is not an obligation of, or guaranteed by, AGL or by AIG Parent or any of AIG's subsidiaries. Effective June 30, 2014, AGL transferred its non-voting preferred equity interests in the Aircraft Trusts to AIG Parent though the distribution of a non-cash dividend and return of capital, which totaled $500 million. Prior to this distribution, AGL bore the obligation to absorb economic losses or receive economic benefits that could possibly be significant to the Aircraft Trusts and, as a result, we were deemed the primary beneficiary and fully consolidated the Aircraft Trusts. Subsequent to the distribution, AGL is no longer deemed the primary beneficiary of the Aircraft Trusts and, as a result, the accompanying financial statements exclude the financial position, operating results and cash flows of the Aircraft Trusts subsequent to the date of the distribution.

Ambrose

During 2013 and 2014, we entered into securitization transactions that involved the transfer of portfolios of our high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 (Ambrose 2), Ambrose 2013-3 (Ambrose 3) Ambrose 2013-5 (Ambrose 5) and Ambrose 2014-6 (Ambrose 6) (collectively referred to as the Ambrose entities), which are VIEs. In each transaction, the Ambrose entities issued beneficial interests to us in consideration for the transferred securities. We own the majority of the beneficial interests issued by the Ambrose entities and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs, accordingly, we consolidate the Ambrose entities.

See Note 17 for additional information on these securitization transactions.

Selkirk

During 2013 and 2014, we entered into securitization transactions in which portfolios of our commercial mortgage loans were transferred to special purpose entities, with us retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, we received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. We determined that we control or we are the primary beneficiary of all of the special purpose entities in the securitization structures, and therefore we consolidate all of these entities, including those that are VIEs.

See Note 17 for additional information on these securitization transactions.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

structures, and were not involved in the design of these entities. Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities.

We have not included these entities in the tables above, however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10.INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately zero percent to 12.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For universal life policies with secondary guarantees, we recognize a future policy benefit reserve, in addition to policyholder contract deposits, based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary guarantees, for which profits followed by losses are first expected after contract inception, we establish future policy benefit reserves, in addition to policyholder contract deposits, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

A loss recognition event occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether a loss recognition event has occurred, we determine whether a future loss is expected based on updated current assumptions. If a loss recognition event occurs, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

Sales of investment securities in connection with a program to utilize capital loss carryforwards, as well as other investment sales with subsequent reinvestment at lower yields, triggered loss recognition expense primarily on certain long-term payout annuity contracts of $21 million, $886 million and $807 million, in 2014, 2013 and 2012, respectively. We also recorded loss recognition expense of $87 million in 2014 and $61 million in 2012 to increase reserves for certain long-term care business.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policyholder Contract Deposits

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.3 percent to 8.4 percent, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options with variable annuities, annuities without life contingencies, funding agreements and guaranteed investment contracts, policyholder contract deposits also include our liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value,
(ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and
Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

Under a funding agreement-backed note issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs issued to the trust by the Company. In 2014, a $450 million GIC was issued in conjunction with the funding agreement-backed notes program.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consists of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees.

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2014 and 6.0 percent of gross premiums in 2014. Policyholder dividends were $28 million, $28 million and $35 million in 2014, 2013 and 2012, respectively, and are included in policyholder benefits in the Statements of Income.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

11.VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Statements of Income, Comprehensive Income and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB), and guaranteed minimum account value (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2014    2013
                      -------------       ------- -------
                      Equity funds        $14,844 $15,084
                      Bond funds            4,380   4,517
                      Balanced funds       16,856  11,777
                      Money market funds      295     320
                                          ------- -------
                      Total               $36,375 $31,698
                                          ======= =======

GMDB and GMIB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is our most widely offered benefit; our variable annuity contracts may also include GMIB to a lesser extent.

The liabilities for GMDB and GMIB, which are recorded in future policyholder benefits, represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                             December 31, 2014       December 31, 2013
                                          ----------------------- -----------------------
                                                         Highest                 Highest
                                           Net Deposits  Contract  Net Deposits  Contract
                                          Plus a Minimum  Value   Plus a Minimum  Value
(dollars in millions)                         Return     Attained     Return     Attained
---------------------                     -------------- -------- -------------- --------
Account value                                $25,715     $14,373     $20,108     $14,428
Net amount at risk                               586         496         635         620
Average attained age of contract holders          66          68          65          67
Range of guaranteed minimum return rates      0% -5%                  0% -5%

The following table presents a rollforward of the GMDB and GMIB liabilities related to variable annuity contracts:

                                                Years Ended
                                               December 31,
                                             ----------------
                 (in millions)               2014  2013  2012
                 -------------               ----  ----  ----
                 Balance, beginning of year  $378  $401  $439
                    Reserve increase           68    32    30
                    Benefits paid             (63)  (55)  (68)
                                             ----  ----  ----
                 Balance, end of year        $383  $378  $401
                                             ====  ====  ====

We regularly evaluate estimates used to determine the GMDB liability and adjust the additional liability balance, with a related charge or credit to policyholder benefits and losses incurred, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the reserve for GMDB at December 31, 2014:

..   Data used was up to 500 stochastically generated investment performance scenarios.

..   Mean investment performance assumption was 8.5 percent.

..   Volatility assumption was 16.0 percent.

..   Mortality was assumed to be 89.6 percent to 138.7 percent of the 2012 individual annuity mortality table.

..   Lapse rates vary by contract type and duration and range from zero percent to 37.0 percent.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

..   The discount rate ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

GMWB and GMAV

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses) in the Statements of Income. These include GMWB, GMAV as well as equity index annuities and equity index universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB and, to a lesser extent, GMAV benefits, which are not currently offered. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living. With a GMAV benefit, the contract holder can monetize the excess of the guarantee amount over the account value of the contract, provided the contract holder persists until the maturity date.

The fair value of our GMWB and GMAV embedded policy derivatives was a net liability of $698 million and a net asset of $89 million at December 31, 2014 and 2013, respectively. We had account values subject to GMWB and GMAV that totaled $30.0 billion and $23.0 billion at December 31, 2014 and 2013, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $269 million and $51 million at December 31, 2014 and 2013, respectively. We use derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

12.DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Statements of Income.

See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2014, including fixed and variable-rates:

                                                                                    Balance at
                                                                                    December 31,
                                                          Range of       Maturity   -----------
(in millions)                                          Interest Rate(s)   Date(s)     2014  2013
-------------                                          ----------------  ---------- ------  ----
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs                  0.00% - 10.00%    2040-2061  $  367  $ 26
   Notes payable of consolidated VIEs, at fair value   3.06% - 3.26%     2041-2060     291   211
   Debt of consolidated investments                                                     --    23
                                                                                    ------  ----
Total notes payable - to affiliates, net                                               658   260
                                                                                    ------  ----
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                  1.86% - 7.03%     2041-2060     470   346
   FHLB borrowings                                     0.50% - 0.54%          2015      32    32
   Debt of consolidated investments                    5.35% - 7.68%     2016-2038     125    --
                                                                                    ------  ----
Total notes payable - to third parties, net                                            627   378
                                                                                    ------  ----
Total notes payable                                                                 $1,285  $638
                                                                                    ======  ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2014                                             -----------------------------------
(in millions)                                          Total  2015 2016 2017 2018 2019 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs                  $  367 $--  $--  $--  $--  $--    $  367
   Notes payable of consolidated VIEs, at fair value      291  --   --   --   --   --       291
   Debt of consolidated investments                        --  --   --   --   --   --        --
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to affiliates, net               $  658 $--  $--  $--  $--  $--    $  658
                                                       ------ ---  ---  ---  ---  ---    ------
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                     470  --   --   --   --   --       470
   FHLB borrowings                                         32  32   --   --   --   --        --
   Debt of consolidated investments                       125  --   --   --    7   --       118
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to third parties, net               627  32   --   --    7   --       588
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable                                    $1,285 $32  $--  $--  $ 7  $--    $1,246
                                                       ====== ===  ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, we are required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and our ownership interest in the FHLB to secure advances obtained from the FHLB. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

See Note 4 for additional information.

13.COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We have various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates.

The following table presents the future minimum lease payments under operating leases:

                        (in millions)
                        -------------
                        2015                        $ 30
                        2016                          26
                        2017                          20
                        2018                          14
                        2019                          11
                        Remaining years after 2019    32
                                                    ----
                        Total                       $133
                                                    ====

Rent expense was $29 million, $32 million and $33 million in 2014, 2013 and 2012, respectively.

Commitments to Fund Partnership Investments

We had commitments totaling $580 million and $526 million at December 31, 2014 and 2013, respectively, to provide funding to various limited partnerships. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2014, $549 million are currently expected to expire by 2015.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage Loan Commitments

We have $651 million and $99 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2014.

Other Commitments

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the Fund), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value (NAV) per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security (Cheyne). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carryforward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2014.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future guaranty fund assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. We had accrued $12 million for these guaranty fund assessments at both December 31, 2014 and 2013, which was reported within other liabilities in the Balance Sheets.

Policyholder benefit expense in 2014 included an increase of approximately $104 million to the estimated reserves for incurred but not reported (IBNR) death claims. The $104 million reserve increase was in addition to amounts previously provided for IBNR claims in 2011 and 2012, which totaled $237 million. We are continuing our efforts to identify deceased insureds and their beneficiaries who have not presented a valid claim, pursuant to the 2012 resolution of a multi-state audit and market conduct examination. The 2014 increase in the IBNR reserve was related primarily to a legacy block of in-force and lapsed small face amount policies, for which the personal data elements to effect a match against the Social Security Death Master File are unavailable or incomplete, such as full legal name, date of birth or Social Security number. In the process of reviewing these policies as required under the terms of the regulatory agreement, we have refined estimates of the ultimate cost of these claims. We believe the reserves for such claims are adequate; however, there can be no assurance that the ultimate cost will not vary from the current estimate.

In addition, the state of West Virginia has two lawsuits pending against us relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by us and by American General Life and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accident Insurance Company (AGLA, which merged into AGL on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14.EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                               December 31,
                                                             ----------------
  (in millions)                                                2014     2013
  -------------                                              -------  -------
  Fixed maturity and equity securities, available for sale:
     Gross unrealized gains                                  $ 9,096  $ 6,491
     Gross unrealized losses                                    (908)  (2,542)
  Net unrealized gains on other invested assests                 832      897
  Adjustments to DAC, VOBA and deferred sales inducements     (1,183)    (940)
  Shadow loss recognition                                       (872)     (10)
  Foreign currency translation adjustments                       (13)       3
  Deferred income tax                                         (1,026)  (1,168)
                                                             -------  -------
  Accumulated other comprehensive income                     $ 5,926  $ 2,731
                                                             =======  =======

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                          Unrealized
                                         Appreciation
                                           of Fixed
                                           Maturity
                                         Investments
                                           on Which
                                         Other-Than-                 Adjustments
                                          Temporary     Unrealized     to DAC,
                                            Credit     Appreciation   VOBA, and                Foreign
                                         Impairments  (Depreciation)  Deferred    Insurance   Currency
                                             were      of All Other     Sales       Loss     Translation
(in millions)                             Recognized   Investments   Inducements Recognition Adjustments  Total
-------------                            ------------ -------------- ----------- ----------- ----------- -------
Year ended December 31, 2012
Unrealized change arising during period     $1,682       $ 1,787        $(817)     $(1,143)     $ (4)    $ 1,505
Less: Reclassification adjustments
  included in net income                       230        (1,356)        (101)        (807)       --      (2,034)
                                            ------       -------        -----      -------      ----     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                  1,452         3,143         (716)        (336)       (4)      3,539
Less: Income tax expense (benefit)             545         1,015         (257)        (119)       (2)      1,182
                                            ------       -------        -----      -------      ----     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                 $  907       $ 2,128        $(459)     $  (217)     $ (2)    $ 2,357
                                            ======       =======        =====      =======      ====     =======
Year ended December 31, 2013
Unrealized change arising during period     $  461       $(6,597)       $ 885      $ 1,152      $ (9)    $(4,108)
Less: Reclassification adjustments
  included in net income                        92         1,726           50         (886)       --         982
                                            ------       -------        -----      -------      ----     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    369        (8,323)         835        2,038        (9)     (5,090)
Less: Income tax expense (benefit)             127        (3,058)         293          713        (3)     (1,928)
                                            ------       -------        -----      -------      ----     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                 $  242       $(5,265)       $ 542      $ 1,325      $ (6)    $(3,162)
                                            ======       =======        =====      =======      ====     =======
Year ended December 31, 2014
Unrealized change arising during period     $  130       $ 4,261        $(183)     $  (963)     $(17)    $ 3,228
Less: Reclassification adjustments
  included in net income                        52           163           60         (101)       --         174
                                            ------       -------        -----      -------      ----     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                     78         4,098         (243)        (862)      (17)      3,054
Less: Income tax expense (benefit)              30           232          (91)        (306)       (6)       (141)
                                            ------       -------        -----      -------      ----     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                 $   48       $ 3,866        $(152)     $  (556)     $(11)    $ 3,195
                                            ======       =======        =====      =======      ====     =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Statements of Income:

                                                       Amount
                                                    Reclassified
                                                   from Accumulated
                                                       Other
                                                   Comprehensive
                                                       Income
                                                   ---------------
                                                    December 31,
                                                   ---------------  Affected Line Item in the
(in millions)                                       2014    2013    Statements of Income
-------------                                      -----   ------   -------------------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other-than-temporary
  credit impairments were recognized               $  52   $   92   Net realized capital gains (losses)
Unrealized appreciation of all other investments     163    1,726   Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales
  inducements                                         60       50   Amortization of deferred policy acquisition costs
Shadow loss recognition                             (101)    (886)  Policyholder benefits
                                                   -----   ------
   Total reclassifications for the period          $ 174   $  982
                                                   =====   ======

Dividends

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2015 without prior approval of the TDI is $1.9 billion. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

Statutory Financial Data

We are required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The following table presents our statutory net income and capital and surplus:

(in millions)                                              2014   2013    2012
-------------                                             ------ ------- ------
Years Ended December 31,
Statutory net income                                      $1,862 $ 3,431 $3,641
At December 31,
Statutory capital and surplus                              9,167  12,656
Aggregate minimum required statutory capital and surplus   2,184   2,624

15.BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

We are jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

by other AIG subsidiaries (the "ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

16.INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

            Years Ended December 31,
            (in millions)                        2014   2013   2012
            -------------                       ------ -----  -----
            Current                             $  401 $  95  $ (21)
            Deferred                               727  (543)  (601)
                                                ------ -----  -----
            Total income tax expense (benefit)  $1,128 $(448) $(622)
                                                ====== =====  =====

The U.S. statutory income tax rate is 35 percent for 2014, 2013 and 2012. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

  Years Ended December 31,
  (in millions)                                      2014     2013     2012
  -------------                                     ------  -------  -------
  U.S federal income tax expense at statutory rate  $1,055  $ 1,573  $   845
  Adjustments:
     Valuation allowance                                68   (1,999)  (1,457)
     State income tax                                   (1)       8       (2)
     Capital loss carryover write-off                   32       --       --
     Dividends received deduction                      (25)     (23)     (24)
     Other credits, taxes and settlements               (1)      (7)      16
                                                    ------  -------  -------
  Total income tax expense (benefit)                $1,128  $  (448) $  (622)
                                                    ======  =======  =======

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2014     2013
-------------                                                              -------  -------
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $   258  $   568
   Basis differential of investments                                         1,865    2,043
   Policy reserves                                                           1,855    2,308
                                                                           -------  -------
Total deferred tax assets                                                    3,978    4,919
                                                                           -------  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (1,699)  (1,973)
   Net unrealized gains on debt and equity securities available for sale    (2,433)  (1,365)
   State deferred tax liabilities                                              (30)     (21)
   Capitalized EDP                                                             (44)     (33)
   Other                                                                       (27)     (26)
                                                                           -------  -------
Total deferred tax liabilities                                              (4,233)  (3,418)
                                                                           -------  -------
Net deferred tax (liability) asset before valuation allowance                 (255)   1,501
Valuation allowance                                                             --   (1,173)
                                                                           -------  -------
Net deferred tax (liability) asset                                         $  (255) $   328
                                                                           =======  =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents our tax losses and credit carryforwards on a tax return basis.

         December 31, 2014                         Tax     Expiration
         (in millions)                     Gross Effected   Periods
         -------------                     ----- -------- ------------
         Net operating loss carryforwards   $65    $ 23   2028 to 2032
         Foreign tax credit carryforwards    --      43   2015 to 2023
         Business credit carryforwards       --     192   2025 to 2033
                                                   ----
         Total carryforwards                       $258
                                                   ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG does not have state tax sharing agreements. AIG has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

..   prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies in 2014, we determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Accordingly, in 2014, we released $1.2 billion of our deferred tax asset valuation associated with the capital loss carryforwards, of which $68 million was recognized as a reduction to income and the remainder was allocated to other comprehensive income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits:

                                                              Years Ended
                                                              December 31,
                                                              ------------
        (in millions)                                         2014   2013
        -------------                                         ----   ----
        Gross unrecognized tax benefits at beginning of year  $ 92   $85
           Increases in tax position for prior years            --     7
           Decreases in tax position for prior years           (55)   --
                                                              ----   ---
        Gross unrecognized tax benefits at end of year        $ 37   $92
                                                              ====   ===

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2014, such proposed adjustments would not have resulted in a material change to our financial condition. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our financial condition.

At December 31, 2014 and 2013, our unrecognized tax benefits, excluding interest and penalties, were $27 million and $36 million, respectively. At December 31, 2014 and 2013, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million for both years.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2014 and 2013, we had accrued $7 million and $16 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2014, we recognized income of $10 million, while in 2013 and 2012, we recognized expense of $6 million and $11 million, respectively, of interest (net of the federal benefit) and penalties.

We are currently under IRS examination for the taxable year 2006. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. Taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

17.RELATED PARTY TRANSACTIONS

Events Related to AIG

AIG Parent is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution (SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG Parent was subject to regulation by the Federal Reserve as a savings and loan holding company as of March 31, 2014. The Federal Reserve approved AIG Parent's application to deregister as a savings and loan holding company effective April 4, 2014. AIG Parent will continue to be supervised by the Federal Reserve due to its designation by the Financial Stability Oversight Council as a non-bank SIFI.

On July 1, 2014, as a non-bank SIFI, AIG Parent submitted to its regulators its initial annual plan for rapid and orderly resolution in the event of material financial distress or failure, which must meet several specific standards, including requiring a detailed resolution strategy and analyses of material entities, organizational structure, interconnections and interdependencies, and management information systems, among other elements. The public section of the plan can be found on the websites of the Federal Reserve and the Federal Deposit Insurance Corporation. The Federal Reserve has yet to complete the regulatory framework that will be applicable to AIG Parent as a non-bank SIFI.

On July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG Parent.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately
$305 million, $297 million and $198 million for such services in 2014, 2013 and 2012, respectively. Accounts payable for such services were $240 million and $190 million at December 31, 2014 and 2013, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. Effective January 1, 2013, we became the service provider for additional affiliated companies. We earned approximately
$813 million, $805 million and $282 million for such services and rent in 2014, 2013 and 2012, respectively. Accounts receivable for rent and services were $57 million and $91 million at December 31, 2014 and 2013, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $55 million, $50 million and $39 million in 2014, 2013 and 2012, respectively. These broker-dealers distribute a significant portion of our variable annuity products, representing approximately 6.0 percent,
7.0 percent and 8.0 percent of premiums received in 2014, 2013 and 2012, respectively. These broker-dealers also distribute a significant portion of our mutual funds, representing approximately 15.0 percent, 16.0 percent and
16.0 percent of sales in 2014, 2013 and 2012, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with our affiliate, The United States Life Insurance Company in the City of New York (USL) (as successor by merger of First SunAmerica Life Insurance Company
(FSA) with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts we incurred under this agreement totaled $6 million, $4 million and $3 million in 2014, 2013 and 2012, respectively, and are included in other expenses in our Statements of Income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by our affiliate, The Variable Annuity Life Insurance Company (VALIC), whereby the trusts pay SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $18 million, $17 million and $15 million in 2014, 2013 and 2012, respectively, and are net of certain administrative costs incurred by VALIC of $5 million in each of 2014 and 2013 and $4 million in 2012. The net amounts earned by SAAMCo are included in other revenue in our Statements of Income.

Notes of Affiliates

In 2011, we invested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIG Life Holdings, Inc. (AIGLH) (formerly known as SunAmerica Financial Group, Inc.). We received principal payments of $100 million in each of 2014, 2013 and 2012. As of September 30, 2014, AIGLH had paid all outstanding principal and interest on this loan, thereby extinguishing this note. We recognized interest income of $4 million, $10 million and $16 million on this note during 2014, 2013 and 2012, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Selkirk Transactions

During 2013 and 2014, we transferred portfolios of commercial mortgage loans to newly formed special purpose entities, Selkirk No. 1 Investments (SPV1) and Selkirk No. 3A Investments (SPV1A), respectively. The transactions involved securitizations of the transferred loans and we retained significant beneficial interests in the securitized loans. As consideration for the transferred loans, we received beneficial interests in loan-backed and structured securities (Notes) issued by other newly formed special purpose entities, equity interests in SPV1 and SPV1A, and cash proceeds of $230 million and $144 million from notes issued to third party investors and an affiliate by other special purpose entities, Selkirk No. 1 Limited and Selkirk No. 3 Limited, respectively. The consideration received had an aggregate fair value of $973 million for the SPV1 transaction and $624 million for the SPV1A transaction. AIG Investments services the securitized commercial mortgage loans on behalf of SPV1 and SPV1A.

We consolidate certain of the special purpose entities in the securitization structures, some of which are VIEs. See Note 9 for additional disclosures related to VIEs. As a result, certain of the Notes and our equity interests in SPV1 and SPV1A are eliminated in consolidation, while the securitized commercial mortgage loans remain on our Balance Sheets. On a consolidated basis, the net change in our Balance Sheets as a result of these transactions consisted of additional assets in the form of cash consideration received, which was subsequently invested, and the liabilities for notes payable to third party investors and to an affiliate, VALIC.

Lighthouse VI

During 2013, we, along with VALIC (collectively, the Insurers), executed three transactions in which a portfolio of securities (Transferred Portfolios) was, in each transaction, transferred into a newly established Common Trust Fund
(CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within our representative security account. In each transaction, a portion of our securities (Exchange Assets) were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities we received for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. We transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized gains totaling $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013 and 2014, we acquired certain financial assets from AIG Parent and subsequently entered into four related securitization transactions with certain affiliates and third parties to enhance our statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG Parent in each transaction consisted of a structured security backed by a portfolio of structured securities (Repack Note) and were exchanged for an intraday Demand Note, which was subsequently extinguished. In each securitization transaction, we transferred a portfolio of high grade corporate securities and the Repack Note to one of the newly formed special purpose entities; Ambrose 2, Ambrose 3, Ambrose 5 and Ambrose 6 (the Ambrose entities). As consideration for the transferred securities, we received beneficial interests in three tranches of structured securities (Class A1, B, C and X) issued by each Ambrose entity. The Class A1, B and C Notes were designed to closely replicate the interest and principal amortization payments of the transferred securities. The Class X notes were subsequently transferred to AIG in exchange for cancellation of the Demand Notes described above, which resulted in capital contributions to us. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors. Ambrose 6 also issued
Class A1, B and C notes to an affiliate, VALIC, as consideration for similar transferred financial assets.

Capital commitments from a non-U.S. subsidiary of AIG Parent, which are guaranteed by AIG Parent, were received by Ambrose 2, Ambrose 3, Ambrose 5 and Ambrose 6 in the amount of $300 million, $300 million, $400 million and $200 million, respectively, pursuant to which the promissor will contribute funds to the respective Ambrose entity upon demand. AIG Parent indirectly bears the first loss position in each transaction through its ownership of the Class X

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

notes and its guarantee of the capital commitments. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each of the Ambrose entities is a VIE and we consolidate all of the Ambrose entities. See Note 9 for additional disclosures related to VIEs. The Class A1, Class B and Class C structured securities we received are eliminated in consolidation. The notes issued by the Ambrose entities that are held by AIG Parent, third parties and an affiliate are classified as notes payable. The Ambrose entities each elected the fair value option for their Class X notes payable. On a consolidated basis, the Ambrose transactions resulted in an increase in our assets (Repack Note and cash), liabilities (notes payable) and AGL shareholder's equity (capital contribution from AIG Parent).

The following table presents the details of the Ambrose transactions:

(in millions)                                              Ambrose 2        Ambrose 3      Ambrose 5        Ambrose 6
-------------                                          ----------------- --------------- -------------- -----------------
Date of transaction                                     February 6, 2013  April 10, 2013  July 25, 2013  October 10, 2014
Combined carrying value of transferred securities and
  Repack Note                                          $           1,985 $         2,117 $        2,618 $             292
Fair value of Class A1 and Class B notes received                  1,933           2,069          2,413               328
Fair value of Class X notes received                                  67              58             83                40

American Home and National Union Guarantees

American Home Assurance Company (American Home) and National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), indirect wholly owned subsidiaries of AIG Parent, have terminated the General Guarantee Agreements (the Guarantees) with respect to our prospectively issued policies and contracts. The Guarantees terminated on December 29, 2006 (Point of Termination). Pursuant to their terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover policies, contracts and certificates with issue dates earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for the variable products that we issued prior to the Point of Termination.

Capital Maintenance Agreement

In March 2011, we entered into a Capital Maintenance Agreement (CMA) with AIG Parent. Among other things, the CMA provided that AIG Parent would maintain our statutory-basis total adjusted capital at or above a specified minimum percentage of our projected Company Action Level Risk-Based Capital. AIG Parent did not make any capital contributions to us under the CMA in the three years ended December 31, 2014. As a result of managing capital through internal AIG Board-approved policies and guidelines, we and AIG agreed to terminate the CMA effective October 31, 2014.

Financing Agreements

On June 1, 2009, we amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. (SAFGRS), whereby we had the right to borrow up to $500 million from SAFGRS. There was no outstanding balance under this agreement at December 31, 2014 or 2013. This agreement was terminated as of December 31, 2014.

On June 1, 2009, we amended and restated a short-term financing arrangement with SAFGRS, whereby SAFGRS had the right to borrow up to $500 million from us. There was no outstanding balance under this arrangement at December 31, 2014 or 2013. This agreement was terminated as of December 31, 2014.

On September 15, 2006, we amended and restated a short-term financial arrangement with SA Affordable Housing, LLC (SAAH LLC), whereby SAAH LLC had the right to borrow up to $200 million from us. There was no outstanding

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

balance under this agreement at December 31, 2014 or 2013. This agreement was terminated as of December 31, 2014.

GIC Assumption

In 2011, we entered into three assignment and assumption agreements with AIGMFC, certain bank trustees, and three unaffiliated bond issuers (the Issuers), pursuant to which we assumed all of AIGMFC's obligations under certain GIC agreements previously entered into between AIGMFC and the bank trustees which related to certain bond obligations of the Issuers. As part of this assignment and assumption, we received from AIGMFC amounts that represented the then-outstanding principal amount of investments under the referenced GIC agreements, plus related accrued but unpaid interest. We also entered into a swap with AIG Markets, Inc. (AIG Markets) in connection with each of these transactions, which, among other things, provides a fee to us for assuming the obligations under the GIC agreements and economically hedges our interest rate risk associated with the assumed GICs. Obligations of AIG Markets under the swaps are guaranteed by AIG Parent.

Other

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant. We had liabilities of $1.4 billion at both December 31, 2014 and 2013 related to SPIAs issued by us in conjunction with structured settlement transactions involving affiliated property and casualty insurers where those members remained contingently liable for the payments to the claimant. In addition, we had liabilities for the structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

During 2014, we entered into a Share Purchase Agreement with AIG Parent by which we sold all of our interests in The People's Insurance Company (Group) of China Limited (PICC Group) to AIG Parent at fair market value, based on the closing price of the PICC Group shares as quoted on the Hong Kong Stock Exchange on August 13, 2014. The transaction closed on August 15, 2014 and we received $484 million as consideration for the sale.

18. SUBSEQUENT EVENTS

We have evaluated subsequent events through April 27, 2015.

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2014 and 2013
           and for the years ended December 31, 2014, 2013 and 2012

                                  [LOGO] AIG

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2014 and 2013 and for the years ended December 31, 2014,
                                 2013 and 2012

                               TABLE OF CONTENTS

         Independent Auditor's Report                                                  1

         Statements of Admitted Assets                                                 3

         Statements of Liabilities, Capital and Surplus                                4

         Statements of Operations and Changes in Capital and Surplus                   5

         Statements of Cash Flows                                                      6

Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   7

Note 2   Accounting Adjustments to Statutory Basis Financial Statements               19

Note 3   Investments                                                                  22

Note 4   Fair Value of Financial Instruments                                          31

Note 5   Reserves for Losses and Loss Adjustment Expenses                             33

Note 6   Related Party Transactions                                                   35

Note 7   Reinsurance                                                                  45

Note 8   Income Taxes                                                                 47

Note 9   Capital and Surplus, Dividend Restrictions and Quasi-Reorganizations         53

Note 10  Contingencies                                                                54

Note 11  Other Significant Matters                                                    58

Note 12  Subsequent Events                                                            60

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets, liabilities and capital and surplus as of December 31, 2014 and 2013, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2014.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

OPINION ON STATUTORY BASIS OF ACCOUNTING
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

EMPHASIS OF MATTERS
As discussed in Notes 1 and 6 to the accompanying financial statements, effective January 1, 2014, the National Union Admitted Lines Pooling Agreement and the AIG Property Casualty Surplus Lines Pooling Agreement were amended and replaced with a combined pooling agreement among the existing companies and AIU Insurance Company (the "Combined Pooling Agreement"). The Company's financial information as of and for the year ended December 31, 2014 has therefore been presented in accordance with the terms of the Combined Pooling Agreement. The comparative financial statements as of December 31, 2013 and for each of the years ended December 31, 2013 and 2012 are reflective of the National Union Admitted Lines Pooling Agreement participation percentage that was in place during those years. Our opinion is not modified with respect to this matter.

As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
April 28, 2015
New York, New York

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

------------------------------------------------------------------------------------
                                                        DECEMBER 31,   DECEMBER 31,
                                                            2014           2013
------------------------------------------------------------------------------------

Cash and invested assets:
   Bonds, primarily at amortized cost (fair
   value: 2014 - $19,061,711; 2013 -
   $17,496,763)                                        $  18,100,940  $  16,780,357
   Common stocks, at carrying value adjusted
   for nonadmitted assets (cost: 2014 -
   $86,761; 2013 - $126,081)                                 107,011        122,839
   Preferred stocks, primarily at fair value
   (cost: 2014 - $18,412; 2013 - $0)                          18,412              -
   Other invested assets (cost: 2014 -
   $2,482,642; 2013 - $1,642,346)                          2,861,427      1,993,925
   Mortgage loans                                          1,049,708        536,056
   Derivative instruments                                      1,342         13,978
   Short-term investments, at amortized cost
   (approximates fair value)                                 294,574        308,868
   Cash and cash equivalents                                 432,496        185,319
   Receivable for securities sold and other                    2,821          9,116
------------------------------------------------------------------------------------
       TOTAL CASH AND INVESTED ASSETS                  $  22,868,731  $  19,950,458
------------------------------------------------------------------------------------

Investment income due and accrued                      $     161,436  $     168,495
Agents' balances or uncollected premiums:
   Premiums in course of collection                          710,959        770,420
   Premiums and installments booked but
   deferred and not yet due                                  284,714        301,572
   Accrued retrospective premiums                            694,174        938,213
Amounts billed and receivable from high
deductible policies                                           89,026         90,030
Reinsurance recoverable on loss payments                     404,789        443,153
Funds held by or deposited with reinsurers                   190,688        184,412
Net deferred tax assets                                      794,369        639,865
Equities in underwriting pools and associations              117,991        138,321
Receivables from parent, subsidiaries and
affiliates                                                       737         17,586
Other assets                                                 140,861        149,983
Allowance provision                                          (81,531)      (121,029)
------------------------------------------------------------------------------------
       TOTAL ADMITTED ASSETS                           $  26,376,944  $  23,671,479
------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2014 and 2013.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS, EXCEPT SHARE INFORMATION)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

--------------------------------------------------------------------------------------
                                                          DECEMBER 31,   DECEMBER 31,
                                                              2014           2013
--------------------------------------------------------------------------------------
LIABILITIES

Reserves for losses and loss adjustment expenses         $  13,429,560  $  12,445,415
Paid loss clearing contra liability (loss reserve
offset)                                                       (172,490)      (164,131)
Unearned premium reserves                                    2,969,133      3,062,890
Commissions, premium taxes, and other expenses payable         247,430        330,831
Reinsurance payable on paid loss and loss adjustment
expenses                                                       163,373        316,486
Current federal taxes payable to parent                          4,811          2,818
Funds held by company under reinsurance treaties             1,050,864      1,080,691
Provision for reinsurance                                       60,702         57,751
Ceded reinsurance premiums payable, net of ceding
commissions                                                    366,538        443,051
Collateral deposit liability                                   339,680        414,290
Payable for securities purchased                                50,011         13,163
Payable to parent, subsidiaries and affiliates                 250,332         16,642
Derivative instruments                                               -         20,781
Other liabilities                                              369,096        539,114
--------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                     $  19,129,040  $  18,579,792
--------------------------------------------------------------------------------------

CAPITAL AND SURPLUS

Common capital stock, par value - 2014: $17, 2013:
$11.5065; 1,758,158 shares authorized, 1,695,054
shares issued and outstanding                            $      28,816  $      19,504
Capital in excess of par value                               5,363,191      4,048,510
Unassigned surplus                                           1,853,236      1,022,075
Special surplus funds from retroactive reinsurance               1,884          1,598
Special surplus funds from health insurance providers              777              -
--------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                $   7,247,904  $   5,091,687
--------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                   $  26,376,944  $  23,671,479
--------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2014 and 2013.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

--------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2014          2013          2012
--------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting Income:
PREMIUMS EARNED                                          $  5,592,905  $  5,426,625  $  5,357,689
--------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred                                          3,415,939     3,156,380     3,633,608
   Loss adjustment expenses incurred                          732,787       644,056       625,094
   Other underwriting expenses incurred                     1,673,831     2,156,743     1,765,943
--------------------------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                               5,822,557     5,957,179     6,024,645
--------------------------------------------------------------------------------------------------
Loss portfolio transfer:
   Premiums from affiliated loss portfolio
   transfer                                                         -             -       (40,241)
   Losses recognized from affiliated loss
   portfolio transfer                                               -             -        40,241
--------------------------------------------------------------------------------------------------
NET UNDERWRITING LOSS                                        (229,652)     (530,554)     (666,956)
--------------------------------------------------------------------------------------------------
Investment gain:
   Net investment income earned                             1,187,728       896,309       911,306
   Net realized capital (losses) gains (net of
   capital gains tax expense (benefit): 2014 -
   $53,044; 2013 - $37,062; 2012 - $48,295)                  (160,836)      344,178        56,339
--------------------------------------------------------------------------------------------------
NET INVESTMENT GAIN                                         1,026,892     1,240,487       967,645
--------------------------------------------------------------------------------------------------
Net gain (loss) from agents' or premium balances
charged-off                                                    (1,256)      (24,262)      (57,047)
Other (expense) income                                        (10,795)       (8,825)       10,700
--------------------------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE
FEDERAL INCOME TAXES                                          785,189       676,846       254,342
Federal and foreign income tax (benefit) expense              (23,041)      (26,144)      (31,163)
--------------------------------------------------------------------------------------------------
NET INCOME                                               $    808,230  $    702,990  $    285,505
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Changes in Capital and Surplus

Capital and surplus, as of December 31, previous
year                                                     $  5,091,687  $  6,004,343  $  5,667,303
   Adjustment to beginning surplus (Note 2)                    (6,366)      (94,261)      (29,278)
--------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                       5,085,321     5,910,082     5,638,025
   Other changes in capital and surplus:
       Net income                                             808,230       702,990       285,505
       Change in net unrealized capital losses
       (net of capital gains tax expense
       (benefit) : 2014 - $8,243; 2013 -
       $(30,923); 2012 - $21,950)                             (46,716)     (172,094)      (40,778)
       Change in net deferred income tax                     (390,531)      (27,917)      (22,439)
       Change in nonadmitted assets                           731,170      (210,064)      208,727
       Change in provision for reinsurance                     (2,951)       (8,640)       29,414
       Capital contribution (distribution)                  1,314,681             -      (645,750)
       Quasi-reorganization                                         -             -     1,000,000
       Change in par value of common stock                      9,312             -             -
       Dividends to stockholder                              (383,554)   (1,214,959)     (522,716)
       Foreign exchange translation                           122,577       113,151        74,961
       Other surplus adjustments                                  365          (862)         (606)
--------------------------------------------------------------------------------------------------
   TOTAL CHANGES IN CAPITAL AND SURPLUS                     2,162,583      (818,395)      366,318
--------------------------------------------------------------------------------------------------
Capital and Surplus, as of December 31,                  $  7,247,904  $  5,091,687  $  6,004,343
--------------------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2014, 2013 and 2012

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

                                                               YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------
                                                           2014          2013          2012
------------------------------------------------------------------------------------------------

CASH FROM OPERATIONS

   Premiums collected, net of reinsurance             $   5,588,211  $  5,894,743  $  5,313,202
   Net investment income                                  1,007,711       782,466       809,251
   Miscellaneous expense                                    (93,572)      (75,119)       (6,214)
------------------------------------------------------------------------------------------------
   SUB-TOTAL                                          $   6,502,350  $  6,602,090  $  6,116,239
------------------------------------------------------------------------------------------------
   Benefit and loss related payments                      3,768,172     3,564,863     3,593,294
   Commission and other expense paid                      2,427,080     2,706,806     2,502,676
   Federal and foreign income taxes (recovered)
   paid                                                     (17,295)        6,848         1,012
------------------------------------------------------------------------------------------------
   NET CASH PROVIDED FROM OPERATIONS                  $     324,393  $    323,573  $     19,257
------------------------------------------------------------------------------------------------

CASH FROM INVESTMENTS

PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID
   Bonds                                                  5,593,141     4,490,034     4,505,552
   Stocks                                                    16,579         4,875         2,833
   Mortgage loans                                            42,692         1,447           149
   Other                                                    387,924       196,798       243,676
------------------------------------------------------------------------------------------------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED,
   OR REPAID                                          $   6,040,336  $  4,693,154  $  4,752,210
------------------------------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED
   Bonds                                                  6,009,703     4,170,608     3,659,690
   Stocks                                                   360,248        39,032         2,736
   Mortgage loans                                           583,079       464,025        59,296
   Other                                                    896,503       641,962       278,203
------------------------------------------------------------------------------------------------
   TOTAL COST OF INVESTMENTS ACQUIRED                 $   7,849,533  $  5,315,627  $  3,999,925
------------------------------------------------------------------------------------------------
   NET CASH (USED IN) PROVIDED FROM INVESTING
   ACTIVITIES                                         $  (1,809,197) $   (622,473) $    752,285
------------------------------------------------------------------------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES

   Capital contributions                                        610             -       300,000
   Dividends to stockholder                                (150,000)     (820,000)     (455,589)
   Intercompany receipts (payments)                       1,991,197        91,276      (164,090)
   Net deposit activity on deposit-type contracts
   and other insurance                                       (9,767)      (23,833)       (1,683)
   Equities in underwriting pools and associations           94,797       476,434        54,713
   Collateral deposit liability (payments)
   receipts                                                 (74,610)       37,313        77,021
   Other (payments) receipts                               (134,540)     (102,417)      105,869
------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY (USED IN) FINANCING AND
   MISCELLANEOUS ACTIVITIES                               1,717,687      (341,227)      (83,759)
------------------------------------------------------------------------------------------------
NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS               232,883      (640,127)      687,783
CASH AND SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------
   BEGINNING OF YEAR                                  $     494,187  $  1,134,314  $    446,531
------------------------------------------------------------------------------------------------
   END OF YEAR                                        $     727,070  $    494,187  $  1,134,314
------------------------------------------------------------------------------------------------

   Refer to Note 11 E for description of non-cash items.

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASH FLOW - for the years ended December 31, 2014, 2013 and 2012

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc.
("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) both domestically and abroad. During 2013, Chartis U.S., Inc., Chartis Inc., Chartis International, LLC, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty U.S., Inc., AIG Property Casualty Inc., AIG Property Casualty International, LLC, AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

Effective January 1, 2014, the National Union Admitted Lines Pooling Agreement (the "Admitted Pooling Agreement") and the AIG Property Casualty Surplus Lines Pooling Agreement (the "Surplus Pooling Agreement") were amended and replaced with a combined pooling agreement among the existing companies and AIU Insurance Company (the "Combined Pooling Agreement"), as listed below (the "Combined Pool").

The member companies of the 2014 Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, previous participation in the terminated pools, and states of domicile are as follows:

                                                                   2014 COMBINED 2013 ADMITTED 2013 SURPLUS
                                                          NAIC         POOL      PARTICIPATION PARTICIPATION 2014 STATE OF
                      COMPANY                         COMPANY CODE  PERCENTAGE    PERCENTAGE    PERCENTAGE     DOMICILE
---------------------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh,
Pa. (National Union)*                                    19445          30%           38%           N/A        Pennsylvania
American Home                                            19380          30%           36%           N/A          New York
Lexington Insurance Company (Lexington)                  19437          30%           N/A           90%          Delaware
Commerce and Industry Insurance Company (C&I)            19410          5%            11%           N/A          New York
AIG Property Casualty Company (APCC)                     19402          5%             5%           N/A        Pennsylvania
The Insurance Company of the State of Pennsylvania
(ISOP)                                                   19429          0%             5%           N/A        Pennsylvania
New Hampshire Insurance Company (New Hampshire)          23841          0%             5%           N/A        Illinois/**/
AIG Specialty Insurance Company (Specialty)              26883          0%            N/A           10%          Illinois
AIG Assurance Company (Assurance)                        40258          0%             0%           N/A        Pennsylvania
Granite State Insurance Company (Granite)                23809          0%             0%           N/A        Illinois/**/
Illinois National Insurance Co. (Illinois National)      23817          0%             0%           N/A          Illinois
AIU Insurance Company (AIU)                              19399          0%            N/A           N/A          New York

*Lead Company of the Combined Pool
**Companies were re-domesticated to Illinois from Pennsylvania in 2014

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2014 Pooling Restructure Transaction").

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents or Third party administrators who placed direct written premium with the Company in an account exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2014 and 2013.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

   STATE/ LOCATION        2014       2013      2012
------------------------------------------------------
Florida                $   69,724  $ 49,869 $   36,719
New York                   27,936    15,068     41,487
Foreign - Japan         *(443,765)  785,232  1,022,151

*Includes impact of (726,095) reserve transfer due to the Japan Branch
 Conversion.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan and Argentina branch operations and its participation in the American International Overseas Association (the "Association"), as described in Note 6.

The Company's financial information as of and for the year ended December 31, 2014 has been presented in accordance with the terms of the Combined Pooling Agreement. The 2013 and 2012 financial information is reflective of the Company's Admitted Pooling Agreement participation percentage in place during those years.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The
Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

With the concurrence of the NY DFS, the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

NY SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance which are not prescribed by NAIC SAP. With the concurrence of NY DFS, the Company has reduced its Provision for reinsurance to reflect the transfer of the collection risk on certain of the Company's asbestos related reinsurance recoverables to an authorized third party reinsurer in connection with its participation in the Combined Pool. For 2013, the Company applied the specific NY SAP requirements in the determination of the Provision for reinsurance.

In 2014, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. For more information, see Note 6. Similarly, in 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred by novation as negative paid losses rather than premium written and earned, in relation to the withdrawal of a foreign affiliate from the Association, as described in Note 6. The Company requested such permitted practices as it believed the presentation within premiums would be distortive to the financial statements and not indicative of the economic substance of the respective transactions.

The use of the aforementioned prescribed and permitted practices has not affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2014, 2013 and 2012 reporting periods.

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

-----------------------------------------------------------------------------------------------------------------
                                                                                 2014        2013        2012
-----------------------------------------------------------------------------------------------------------------
NET INCOME, NEW YORK BASIS                                                    $  808,230  $  702,990  $  285,505
State Prescribed Practices - addition (charge) NAIC SAP:
   Change in non-tabular discounting                                              40,320      31,634     (70,542)
-----------------------------------------------------------------------------------------------------------------
NET INCOME, NAIC SAP                                                             848,550     734,624     214,963
-----------------------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NEW YORK BASIS                                              7,247,904   5,091,687   6,004,343
State Prescribed Practices - (charge) NAIC SAP:
   Non-tabular discounting                                                      (383,098)   (423,418)   (455,052)
   Credits for reinsurance                                                       (39,545)    (27,834)   (118,047)
   Credits for collection risk on certain asbestos reinsurance recoveries        (81,048)   (156,997)    (88,189)
-----------------------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NAIC SAP                                                   $6,744,213  $4,483,438  $5,343,055
-----------------------------------------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:
..   Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies, including those related to the settlement and adjudication of claims;
..   Other than temporary impairment ("OTTI") losses on investments;
..   Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in capital and surplus; and
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain respects, including:

------------------------------------------------------------------------------------------------------------------
       TRANSACTIONS                     NAIC SAP TREATMENT                          US GAAP TREATMENT
------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS     Costs are immediately expensed and are     Costs directly related to the successful
Principally brokerage        included in Other Underwriting Expenses,   acquisition of new or renewal insurance
commissions and premium      except for reinsurance ceding commissions  contracts are deferred and amortized over
taxes arising from the       received in excess of the cost to acquire  the term of the related insurance
issuance of insurance        business which are recognized as a         coverage.
contracts.                   deferred liability and amortized over the
                             period of the reinsurance agreement.
------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID    Presented net of reinsurance recoverable.  Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                 corresponding reinsurance recoverable
LIABILITIES                                                             assets for prepaid reinsurance and
                                                                        reinsurance recoverable on unpaid losses,
                                                                        respectively.
------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE      Gains and losses are recognized in         Gains are deferred and amortized over the
CONTRACTS                    earnings and surplus is segregated to the  settlement period of the ceded claim
                             extent gains are recognized. Certain       recoveries. Losses are immediately
                             retroactive intercompany reinsurance       recognized in the Statements of
                             contracts are accounted for as             Operations.
                             prospective reinsurance if there is no
                             gain in surplus as a result of the
                             transaction.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


TRANSACTIONS                            NAIC SAP TREATMENT                          US GAAP TREATMENT
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD    Investment grade securities (rated by      All available for sale investments are
AS:                          NAIC as class 1 or 2) are carried at       carried at fair value with changes in
1) AVAILABLE FOR SALE        amortized cost. Non- investment grade      fair value, net of applicable taxes,
2) FAIR VALUE OPTION         securities (NAIC rated 3 to 6) are         reported in accumulated other
                             carried at the lower of amortized cost     comprehensive income within shareholder's
                             and fair value.                            equity.

                                                                        Fair value option investments are carried
                                                                        at fair value with changes in fair value,
                                                                        net of applicable projected income taxes,
                                                                        reported in net investment income.
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY        Carried at fair value with unrealized      Same treatment as available for sale
SECURITIES CLASSIFIED AS:    gains and losses reported, net of          investments in bonds.
1) AVAILABLE FOR SALE        applicable taxes, in the Statement of
2) FAIR VALUE OPTION         Changes in Capital and Surplus.
                                                                        Fair value option investments are carried
                                                                        at fair value with changes in fair value,
                                                                        net of applicable projected income taxes,
                                                                        reported in net investment income.
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED       Carried at the underlying US GAAP equity   If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS    with results from the investment's         entity to exercise more than minor
AND PRIVATE EQUITY INTERESTS operations recorded, net of applicable     influence (typically more than 3%), the
                             taxes, as Unrealized gains (losses)        investment is carried at Net Asset Value
                             directly in the Statements of Changes in   ("NAV") with changes in value recorded to
                             Capital and Surplus.                       net investment income.

                                                                        Where the aggregate interests allow the
                                                                        entity to exercise only minor influence
                                                                        (typically less than 3%), the investment
                                                                        is recorded at NAV with changes in value
                                                                        recorded, net of tax, as a component of
                                                                        accumulated other comprehensive income in
                                                                        shareholder's equity.
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,   Subsidiaries are not consolidated.         Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                               determination that the affiliated entity
ENTITIES (SCAS)              The equity investment in SCAs are          is a variable interest entity (VIE) and
                             accounted for under the equity method and  the holding entity is the primary
                             recorded as Common stock investments.      beneficiary of the activities of the VIE.
                             Dividends are recorded within Net
                             Investment Income.

                                                                        Investments in SCAs with greater than 50
                                                                        percent ownership of voting rights are
                                                                        generally consolidated.

                                                                        Investments in SCAs where the holding
                                                                        entity exercises significant influence
                                                                        (generally ownership of voting interests
                                                                        between 20 percent and 50 percent) are
                                                                        recorded at equity value. The change in
                                                                        equity is included within operating
                                                                        income.
------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS       Structured settlement annuities where the  For structured settlements in which the
                             claimant is the payee are treated as       reporting entity has not been legally
                             completed transactions (thereby allowing   released from its obligation with the
                             for immediate gain recognition),           claimant (i.e. the reporting entity
                             regardless of whether the reporting        remains the primary obligor), resulting
                             entity is the owner of the annuity.        gains are deferred and amounts expected
                                                                        to be recovered from such annuities are
                                                                        recorded as assets.
------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS      Statutory Statements of Cash Flows must    The Statements of Cash Flows can be
                             be presented using the direct method.      presented using the direct or indirect
                             Changes in cash and short-term             methods, however are typically presented
                             investments and certain sources of cash    using the indirect method. Presentation
                             are excluded from operational cash flows.  is limited to changes in cash and cash
                             Certain non-cash items are required to be  equivalents (short-term investments are
                             included in the statement of cash flows    excluded). All non-cash items are
                             and disclosed to the extent material.      eliminated from the presentation of cash
                                                                        flows.

--------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
       TRANSACTIONS                     NAIC SAP TREATMENT                          US GAAP TREATMENT
------------------------------------------------------------------------------------------------------------------

DEFERRED FEDERAL INCOME      Deferred income taxes are established for  The provision for deferred income taxes
TAXES                        the temporary differences between tax and  is recorded as a component of income tax
                             book assets and liabilities, subject to    expense, as a component of the Statement
                             limitations on admissibility of tax        of Operations, except for changes
                             assets.                                    associated with items that are included
                             Changes in deferred income taxes are       within other comprehensive income where
                             recorded within capital and surplus and    such items are recorded net of applicable
                             have no impact on the Statement of         income taxes.
                             Operations.
------------------------------------------------------------------------------------------------------------------

STATUTORY ADJUSTMENTS        Certain asset balances are designated as   All assets and liabilities are included
(applied to certain assets   nonadmitted, are excluded from the         in the financial statements. Provisions
including Goodwill,          Statutory Statement of Assets and are      for uncollectible receivables are
furniture and equipment,     reflected as deductions from capital and   established as valuation allowances and
deferred taxes in excess of  surplus.                                   are recognized as expense within the
limitations, prepaid                                                    Statement of Operations.
expenses, overdue
receivable balances and
unsecured reinsurance
amounts)
                             A Provision for reinsurance is
                             established for unsecured reinsurance
                             amounts recoverable from unauthorized and
                             certain authorized reinsurers with a
                             corresponding reduction to Unassigned
                             surplus.
------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated loss development and earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums.

Gross written premium net of ceded written premium ("Net written premiums") that were subject to retrospective rating features as of December 31, 2014, 2013 and 2012 were as follows:

---------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                          2014      2013      2012
---------------------------------------------------------------------------------------------
Net written premiums subject to retrospectively rated premiums  $112,287  $114,240  $154,505
Percentage of total net written premiums                             2.1%      2.0%      3.0%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

As of December 31, 2014 and 2013, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $694,174 and $938,213, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $144,799 and $211,983 as of December 31, 2014 and 2013, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted. The following table represents the reconciliation of total accrued retrospective premiums to the admitted amounts:

-----------------------------------------------------------------------------------
DECEMBER 31,                                                2014          2013
-----------------------------------------------------------------------------------
Total accrued retrospective premium                     $    713,461  $    965,890
Less: nonadmitted amount (10 percent)                        (13,151)      (19,017)
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted        (6,136)       (8,660)
-----------------------------------------------------------------------------------
ADMITTED AMOUNTS                                        $    694,174  $    938,213
-----------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for 10 percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations. As of December 31, 2014 and 2013, the amounts of offsetting reserve credits on unpaid claims, recoverable on paid claims and nonadmitted balances were:

DECEMBER 31,                                                2014           2013
------------------------------------------------------------------------------------
Reserve Credits on Unpaid Claims                       $    3,698,401 $    4,270,652
Recoverable on Paid Claims                                    110,084        114,716
Nonadmitted Balance                                            21,058         24,686
------------------------------------------------------------------------------------

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of original warranties provided by the equipment manufacturer, if any.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions where management determines insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities and deposit liabilities - funds held are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

--------------------------------------------------------------------------------
12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2014 and 2013, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for loss and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial gains or losses are recorded in Other Income within the Statements of Operations. Any resulting surplus gains are separately identified as Special surplus funds from retroactive reinsurance within Capital and surplus and are restricted for dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus when actual retroactive reinsurance recovered exceeds the consideration paid. The special surplus from retroactive reinsurance for each respective retroactive reinsurance agreement shall be reduced at the time the ceding entity begins to recover funds from the assuming entity in amounts exceeding the consideration paid by the ceding entity under such agreement, or adjusted due to changes in reserves ceded under the contract. For each agreement, the reduction in the special surplus is limited to the lesser of amounts recovered in excess of consideration paid or the initial surplus gain. Any remaining balance in the special surplus from retroactive reinsurance derived from any such agreement shall be returned to Unassigned surplus upon elimination of all policy obligations.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as a liability in Provision for reinsurance. Various factors are taken into consideration when assessing the recoverability of these balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Following the 2014 Pooling Restructure Transaction, the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") are applied in the determination of the Company's Provision for reinsurance. For 2013 and 2012, NY SAP was applied in the determination of the Provision for reinsurance.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
Reserves for case, IBNR and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the period they are determined. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See
Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

--------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2014, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee.
Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are $1,135,621 as of December 31, 2014.

As of December 31, 2014, the Company had annuities with aggregate statement values in excess of 1 percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                                  LICENSED IN
LIFE INSURANCE COMPANY                                          STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
----------------------                                          ----------------- ----------- ---------------
American General Life Insurance Company                              Texas            No         $104,512
American General Life Insurance Company of Delaware                 Delaware          No          251,372
The United State Life Insurance Company in the City of New York     New York          Yes         727,988

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:
    . Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.
    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.
    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
    . The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

--------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

    . The fair value of derivatives are determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.
    . The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC designation NAIC IAO of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3," "4", "5", 5*, "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions were obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains(losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

--------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates are recorded as Unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains(losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as Unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as Unrealized gains/(losses) in Unassigned surplus.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:
..   The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

--------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than nine months or at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:
..   If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred.
..   If the investments are trading at a significant (25 percent or more)
    discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:
..   If an order of liquidation or other fundamental credit issues with the partnership exists;
..   If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   If other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording its participation in
..   net premium participation as gross premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date with the related translation adjustments recorded as unrealized gains or losses within Unassigned surplus in the Statements of Capital and Surplus. Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Other Income in the Statements of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs associated with these plans during 2014, 2013 and 2012:

------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                        2014        2013        2012
------------------------------------------------------------------------------------------------
Defined benefit plans                                        $     4,692 $    14,572 $     9,915
Defined contribution plans                                         5,875       7,066       7,246
Postretirement medical and life insurance plans                      651         788         652
------------------------------------------------------------------------------------------------
TOTAL                                                        $    11,218 $    22,426 $    17,813
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different.
The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:
..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;
..   The impact of deferred Intercompany Transactions (as defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

In 2014, the Company, modified the Tax Sharing Agreement to clarify certain tax attributes related to the 2013 Association distribution of AIG Europe Holdings Limited's ("AEHL") shares (see Note 6D). The gain resulting from the transfer was treated as currently taxable and the Company's resulting tax liability was waived in the form of a deemed capital contribution. As a result, the Company recognized a benefit to surplus of $21,494. The NY DFS responded to the related informational submissions describing the amendment with no objection.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the tax liabilities relate. Furthermore, if and when such tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional tax liabilities, benefits or rights to any refunds due remains with the Company.

In 2014, the Company settled for cash certain tax payables and receivables with AIG. Such payables and receivables related to TAAAs that were reflected in an amended federal income tax return filing for the tax years 2007 to 2011, which was filed with the Internal Revenue Service ("IRS"). In the prior year, the tax receivables were not admitted into surplus and as a result, the Company recognized a statutory capital benefit of $17,533 upon cash settlement.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

--------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2014 Changes
--------------------------------------------------------------------------------
In 2014, the Company adopted the following changes in the Statements of Statutory Accounting Principles ("SSAP"):

Affordable Care Act Assessments: On June 12, 2014, the NAIC issued SSAP
No. 106, Affordable Care Act Assessments ("SSAP 106"), which provides accounting and disclosure guidance related to assessments on entities that issue health insurance. Under the Affordable Care Act ("ACA"), an assessment becomes payable to the U.S. Treasury once a health insurer provides health insurance for any subject U.S. health risk during the calendar year, in an amount based upon the amount of health insurance provided by such company in the prior year. Under SSAP 106, the amount of the assessment shall be expensed and recognized as a liability once the entity provides qualifying health insurance. Additionally, the guidance requires the recognition in Special Surplus, as a reclassification from Unassigned Surplus, of an amount equal to its estimated subsequent fee year assessment based upon the health insurance written in the current year. The special surplus is restored to unassigned surplus in the following year, when the health insurer recognizes the expense for the assessment. The guidance additionally requires disclosure regarding certain information relevant to the calculation of the assessment. The Company has segregated surplus in the amount of $777 related to the assessment expected to be payable in 2015, and the company recognized an expense during 2014 of $621.

Risk-Sharing Provisions: On December 12, 2014, the NAIC issued SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. This statement provides accounting guidance for the Risk Adjustment Program, the Transitional Reinsurance Program, and the Transitional Risk Corridor Program of the ACA. While the Company participates in the health insurance market and is subject to certain provisions of the ACA, such as the assessment described above, with the exception of the industry-wide assessment on health insurers to fund the Transitional Reinsurance Program, the Company's health insurance policies are not subject to the risk sharing provisions of the ACA. The impact of the guidance on the Company relates solely to the treatment of Transitional Reinsurance Program assessment.

--------------------------------------------------------------------------------
19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2013 Change
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the SSAP:

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption, which was effective January 1, 2013, did not have any impact on the Company's statutory basis financial statements.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2014, 2013 and 2012 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(6,366), $(94,261) and $(29,278), respectively. In accordance with SSAP No. 3,
Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2014, 2013 and 2012 statutory financial statements as adjustments to Unassigned Surplus. The impact of these corrections would have been to reduce the 2013 and 2012 net income by $25,080 and $40,655, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on quantitative and qualitative assessment. The impact to surplus, assets and liabilities as of January 1, 2014, 2013 and 2012 is presented in the following tables:

-----------------------------------------------------------------------------------------------------
                                                    POLICYHOLDERS'  TOTAL ADMITTED
2014 ADJUSTMENTS                                       SURPLUS          ASSETS      TOTAL LIABILITIES
-----------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2013                        $    5,091,687  $    23,671,479  $    18,579,792
ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS:
   ASSET CORRECTIONS                                        58,578           58,578                -
   LIABILITY CORRECTIONS                                   (70,960)               -           70,960
   INCOME TAX CORRECTIONS                                    6,016            6,016                -
-----------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (6,366)          64,594           70,960
-----------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2014 AS ADJUSTED              $    5,085,321  $    23,736,073  $    18,650,752
-----------------------------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is the result of a) an increase in reinsurance recoverables related to the reversal of an accrued liability; b) an adjustment of an intangible asset resulting from the sale of the Canadian Branch of American Home Assurance Company c) an increase in admitted assets due to AIOA's under utilization of reserves to offset the aged premium receivable in their nonadmitted penalty determination; partially offset by d) a decrease in reinsurance recoverables due to an increase in the related SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets ("SSAP 5R") reserve; and e) a decrease in reinsurance recoverables on paid losses related to miscoded ceded reinsurance.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in loss reserves resulting from errors identified during the completion of a reserve substantiation study, b) an increase in IBNR related to asbestos business and in the calculation of the insolvent and commute estimate, c) an increase in the "Taxes, licenses, and fees" related to workers' compensation surcharges, d) an increase in "Ceded reinsurance premiums payable" resulting from unrecorded profit commission with Aerospace Agency, e) an increase in intercompany payables due to prior year costs incurred from the development of a claims systems; and f) an increase to the unpaid loss reserves resulting from miscoded ceded reinsurance on a facultative claim; partially offset by g) a correction to the historical loss provision for balances previously charged off.

Income tax corrections - The decrease in taxes is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                    POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                                       SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012                        $   6,004,343  $   23,974,474    $  17,970,131
Adjustments to beginning Capital and Surplus:
   Asset corrections                                     (237,503)       (237,503)               -
   Liability corrections                                  154,162               -         (154,162)
   Income tax corrections                                 (10,920)        (10,920)               -
----------------------------------------------------------------------------------------------------
Total adjustments to beginning Capital and Surplus        (94,261)       (248,423)        (154,162)
----------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2013 AS ADJUSTED              $   5,910,082  $   23,726,051    $  17,815,969
----------------------------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) nonadmitting investment assets; b) a reduction in deductible recoverable relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by
e) an increase in assets identified as deposits.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

----------------------------------------------------------------------------------------------------
                                                    POLICYHOLDERS' TOTAL ADMITTED
2012 ADJUSTMENTS                                       SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2011                        $   5,667,303  $   23,901,312   $   18,234,009
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        4,232           4,232               --
   Liability corrections                                  (26,436)             --           26,436
   Income tax corrections                                  (7,074)         (7,074)              --
----------------------------------------------------------------------------------------------------
Total adjustments to beginning Capital and Surplus        (29,278)         (2,842)          26,436
----------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2012 AS ADJUSTED              $   5,638,025  $   23,898,470   $   18,260,445
----------------------------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverable related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (including Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2014 and 2013 are outlined in the table below:

---------------------------------------------------------------------------------------------------------------
                                                                                GROSS      GROSS
                                                                   CARRYING   UNREALIZED UNREALIZED    FAIR
DECEMBER 31, 2014                                                   VALUE       GAINS      LOSSES      VALUE
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                                                  $   618,156 $   12,266 $  (4,731) $   625,691
ALL OTHER GOVERNMENTS                                                 265,689      9,436      (149)     274,976
STATES, TERRITORIES AND POSSESSIONS                                 1,121,081     91,461       (14)   1,212,528
POLITICAL SUBDIVISIONS OF STATES, TERRITORIES AND POSSESSIONS       1,628,632     79,441        (3)   1,708,070
SPECIAL REVENUE AND SPECIAL ASSESSMENT OBLIGATIONS AND ALL
NON-GUARANTEED OBLIGATIONS OF AGENCIES AND AUTHORITIES AND THEIR
POLITICAL SUBDIVISIONS                                              4,187,851    225,779    (1,629)   4,412,001
INDUSTRIAL AND MISCELLANEOUS                                       10,279,531    597,624   (48,710)  10,828,445
---------------------------------------------------------------------------------------------------------------
TOTAL                                                             $18,100,940 $1,016,007 $ (55,236) $19,061,711
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                GROSS      GROSS
                                                                   CARRYING   UNREALIZED UNREALIZED    FAIR
DECEMBER 31, 2013                                                   VALUE       GAINS      LOSSES      VALUE
---------------------------------------------------------------------------------------------------------------
U.S. governments                                                  $   458,904 $   13,227 $  (6,956) $   465,174
All other governments                                                 421,888     13,773      (286)     435,375
States, territories and possessions                                 1,360,768     69,716    (6,325)   1,424,159
Political subdivisions of states, territories and possessions       1,808,897     80,496    (5,332)   1,884,061
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                      4,706,143    161,925   (55,943)   4,812,125
Industrial and miscellaneous                                        8,023,757    496,437   (44,325)   8,475,869
---------------------------------------------------------------------------------------------------------------
TOTAL                                                             $16,780,357 $  835,574 $(119,167) $17,496,763
---------------------------------------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2014, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-------------------------------------------------------------------------------------------
                                                                     CARRYING      FAIR
DECEMBER 31, 2014                                                     VALUE        VALUE
-------------------------------------------------------------------------------------------
Due in one year or less                                             $   374,198 $   377,017
Due after one year through five years                                 2,541,961   2,634,811
Due after five years through ten years                                4,296,130   4,489,244
Due after ten years                                                   3,373,310   3,580,414
Structured securities                                                 7,515,341   7,980,225
-------------------------------------------------------------------------------------------
   Total bonds                                                      $18,100,940 $19,061,711
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2014 were:

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                        MINIMUM MAXIMUM
                                                        LENDING LENDING
CATEGORY                                                RATE %  RATE %
-----------------------------------------------------------------------
RETAIL                                                    4.2%    5.1%
OFFICE                                                    3.2%    5.5%
INDUSTRIAL                                                3.8%    5.0%
MULTI-FAMILY                                              3.9%    5.3%
HOTEL/MOTEL                                               3.8%    4.4%
OTHER COMMERCIAL                                          4.3%    6.3%
-----------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75 percent. All of the mortgage loans were in good standing as of December 31, 2014. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2014 and 2013:

----------------------------------------------------------------------------------------------------------------------
                                                                RESIDENTIAL             COMMERCIAL
                                                             -----------------------------------------------
                                                        FARM INSURED ALL OTHER INSURED ALL OTHER  MEZZANINE   TOTAL
----------------------------------------------------------------------------------------------------------------------
2014
RECORDED INVESTMENT CURRENT                             $--    $--      $--      $--   $1,049,708    $--    $1,049,708
2013
Recorded Investment Current                             $--    $--      $--      $--   $  536,056    $--    $  536,056
----------------------------------------------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any non-credit other than temporary impairment losses during 2014 for loan-backed and structured securities.

As of December 31, 2014, the Company held the following loan-backed and structured securities for which it recognized $27,338 of credit-related OTTI during 2014 based on the present value of projected cash flows being less than the amortized cost of the securities:

--------------------------------------------------------------------------------
23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

           BOOK/ADJUSTED
           CARRYING VALUE
           AMORTIZED COST PRESENT VALUE OF                           FAIR VALUE AT DATE OF FINANCIAL
           BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST    TIME OF     STATEMENT WHERE
CUSIP       PERIOD OTTI        FLOWS          OTTI      AFTER OTTI       OTTI          REPORTED
----------------------------------------------------------------------------------------------------
00703QAD4     $11,079         $10,961        $  118      $10,961        $10,929        3/31/2014
02148DAE0       6,211           6,079           132        6,079          5,700        3/31/2014
02149DAN9       7,890           7,869            20        7,869          7,511        3/31/2014
02150XAA9      11,486          11,427            59       11,427         10,988        3/31/2014
05949A4R8       8,190           8,124            66        8,124          8,069        3/31/2014
073870AA5      13,468          12,762           705       12,762         13,235        3/31/2014
07820QCD5       5,450           5,362            88        5,362          5,302        3/31/2014
12668AGN9      12,623          12,351           271       12,351         12,518        3/31/2014
12669GY70      16,707          16,505           202       16,505         15,787        3/31/2014
23243AAB2         334             206           128          206            328        3/31/2014
320516AA5      11,501          11,299           202       11,299         11,106        3/31/2014
45254NKQ9       3,525           3,417           108        3,417          3,504        3/31/2014
46630GAH8       7,061           7,044            17        7,044          7,014        3/31/2014
52523MAD2       7,174           7,097            77        7,097          7,007        3/31/2014
576433QT6       5,819           5,766            53        5,766          5,779        3/31/2014
57645TAA5         228             185            43          185            224        3/31/2014
59023RAJ8       6,680           6,604            76        6,604          6,594        3/31/2014
751150AH6       2,513           2,441            72        2,441          2,474        3/31/2014
863579B72      12,868          12,465           403       12,465         12,053        3/31/2014
86359LTG4      10,502          10,399           103       10,399         10,378        3/31/2014
94984NAA0       8,361           8,324            37        8,324          8,277        3/31/2014
007036HV1       3,995           3,960            35        3,960          3,950        6/30/2014
007036VF0       6,569           6,509            60        6,509          6,270        6/30/2014
00703AAA5      12,664          12,290           374       12,290         11,961        6/30/2014
02149DAN9       7,770           7,712            58        7,712          7,495        6/30/2014
02150XAA9      11,001          10,869           131       10,869         10,576        6/30/2014
02151JAA9      17,086          16,977           109       16,977         16,817        6/30/2014
02151RAB9       7,369           7,225           144        7,225          7,360        6/30/2014
05530MAA7       4,686           4,581           105        4,581          4,684        6/30/2014
07820QCD5       5,368           5,298            70        5,298          5,306        6/30/2014
12566TAD9       8,648           8,311           337        8,311          8,622        6/30/2014
12638PAH2       5,674           3,216         2,458        3,216          5,671        6/30/2014
12667FX34       3,552           3,504            49        3,504          3,543        6/30/2014
126694A40          46              32            15           32             43        6/30/2014
126694GF9       7,489           7,392            97        7,392          7,289        6/30/2014
12669FN25       4,884           4,817            66        4,817          4,767        6/30/2014
12669GY70      16,079          15,602           478       15,602         15,524        6/30/2014
17025TBE0       9,113           9,027            86        9,027          9,056        6/30/2014
320516AA5      16,713          16,399           314       16,399         16,264        6/30/2014
32051GJ55       6,285           6,095           190        6,095          6,185        6/30/2014
32053AAB2       6,742           6,623           119        6,623          6,666        6/30/2014
45670PAC2       5,851           5,688           162        5,688          5,830        6/30/2014
52524YAK9      17,511          16,944           567       16,944         17,228        6/30/2014
52525LAQ3       2,853           2,563           290        2,563          2,808        6/30/2014
55027YAD0       1,835           1,792            43        1,792          1,809        6/30/2014
61748HLA7       7,245           7,208            37        7,208          7,102        6/30/2014
76110H2J7       8,102           7,927           176        7,927          8,076        6/30/2014
855541AC2      10,181          10,156            25       10,156          9,987        6/30/2014
863579B72      12,042          12,027            15       12,027         11,638        6/30/2014
88522WAD5      12,071          11,790           281       11,790         12,060        6/30/2014

--------------------------------------------------------------------------------
24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

           BOOK/ADJUSTED
           CARRYING VALUE
           AMORTIZED COST PRESENT VALUE OF                                         DATE OF FINANCIAL
           BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT  STATEMENT WHERE
CUSIP       PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI      REPORTED
----------------------------------------------------------------------------------------------------
933634AA5       4,393           4,346           46         4,346         4,303         6/30/2014
94980MAA6      24,777          24,065          712        24,065        24,636         6/30/2014
94984NAA0       7,902           7,790          112         7,790         7,840         6/30/2014
94984SAE1      10,766          10,584          181        10,584        10,695         6/30/2014
94984UAE6       6,675           6,585           91         6,585         6,445         6/30/2014
007036QE9       5,149           5,120           29         5,120         5,134         9/30/2014
007036VF0       6,492           6,424           67         6,424         6,178         9/30/2014
02149DAN9       7,587           7,570           17         7,570         7,298         9/30/2014
02150XAA9      10,641          10,611           30        10,611        10,264         9/30/2014
02660KAA0      14,671          12,317        2,354        12,317        14,402         9/30/2014
02660LAB6       3,052           3,041           11         3,041         2,932         9/30/2014
05949A4R8       7,290           7,132          158         7,132         7,259         9/30/2014
126380AU8       2,449           2,417           32         2,417         2,356         9/30/2014
12668AXL4       4,345           4,330           15         4,330         4,341         9/30/2014
126694GF9       7,317           7,253           64         7,253         7,154         9/30/2014
12669FN25       4,706           4,700            6         4,700         4,629         9/30/2014
16163LAR3       9,165           9,020          145         9,020         9,012         9/30/2014
17313FAA0      15,003          14,733          270        14,733        14,864         9/30/2014
25150RAF2      12,180          11,993          186        11,993        11,870         9/30/2014
320516AA5      16,168          15,981          187        15,981        15,924         9/30/2014
32053AAB2       6,470           6,369          101         6,369         6,431         9/30/2014
41161PJX2      13,506          11,844        1,662        11,844        12,777         9/30/2014
456610AA2       3,799           3,769           30         3,769         3,627         9/30/2014
45662FAA8       3,028           2,937           90         2,937         3,020         9/30/2014
45662FAD2       3,861           3,817           45         3,817         3,850         9/30/2014
45668JAF3       5,013           4,920           93         4,920         4,948         9/30/2014
466286AA9       4,699           4,662           36         4,662         4,616         9/30/2014
46630GAH8       6,488           6,371          117         6,371         6,462         9/30/2014
68389FKQ6      14,454          14,221          233        14,221        13,951         9/30/2014
93936RAA2       8,764           8,693           72         8,693         8,714         9/30/2014
94983GAD0       6,860           6,765           95         6,765         6,856         9/30/2014
94984NAA0       7,548           7,292          256         7,292         7,529         9/30/2014
007036HV1       3,700           3,693            7         3,693         3,639        12/31/2014
007036QE9       5,027           4,915          111         4,915         4,964        12/31/2014
007036VF0       6,442           6,315          127         6,315         6,137        12/31/2014
02149DAN9       7,561           7,413          148         7,413         7,188        12/31/2014
02150XAA9      10,531          10,321          209        10,321        10,065        12/31/2014
02151RAB9       6,885           6,724          161         6,724         6,872        12/31/2014
05530VAA7         522             515            7           515           513        12/31/2014
05530VAB5       5,137           5,046           91         5,046         4,948        12/31/2014
058928AD4       1,248           1,237           11         1,237         1,219        12/31/2014
05946XR62       3,215           3,077          138         3,077         3,171        12/31/2014
05946XYX5       7,269           6,991          278         6,991         7,179        12/31/2014
05951GAD4       4,405           4,368           37         4,368         4,056        12/31/2014
07387AEG6       3,383           3,358           25         3,358         3,349        12/31/2014
07401CAS2       8,564           8,236          328         8,236         8,521        12/31/2014
125439AA7       6,338           6,206          132         6,206         6,234        12/31/2014
12628KAE2       3,199           2,927          272         2,927         3,094        12/31/2014
126380AU8       2,415           2,230          184         2,230         2,251        12/31/2014
12669FN25       4,517           4,465           52         4,465         4,380        12/31/2014

--------------------------------------------------------------------------------
25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

           BOOK/ADJUSTED
           CARRYING VALUE
           AMORTIZED COST PRESENT VALUE OF                                         DATE OF FINANCIAL
           BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT  STATEMENT WHERE
CUSIP       PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI      REPORTED
----------------------------------------------------------------------------------------------------
12669GA92       5,695           5,513         181          5,513         5,591        12/31/2014
16162WPG8      12,605          12,304         301         12,304        12,434        12/31/2014
17313FAA0      14,828          14,335         493         14,335        14,642        12/31/2014
25150WAA2       6,539           6,407         133          6,407         6,354        12/31/2014
25151YAC3       7,033           6,992          41          6,992         7,018        12/31/2014
320516AA5      15,837          15,511         326         15,511        15,507        12/31/2014
32051GJ55       5,959           5,830         129          5,830         5,824        12/31/2014
32051GLQ6       7,751           7,642         109          7,642         7,679        12/31/2014
32053AAB2       6,273           6,160         113          6,160         6,235        12/31/2014
36242D4W0       4,458           4,423          35          4,423         4,331        12/31/2014
45254NML8       5,150           5,089          61          5,089         5,147        12/31/2014
45660LDE6      29,837          29,017         820         29,017        29,839        12/31/2014
45660LP29       9,966           9,810         155          9,810         9,769        12/31/2014
45662FAD2       3,742           3,683          58          3,683         3,702        12/31/2014
45668JAF3       4,969           4,847         122          4,847         4,931        12/31/2014
46630GAH8       6,051           5,953          97          5,953         6,046        12/31/2014
550279AA1       7,297           6,732         565          6,732         7,161        12/31/2014
55027YAD0       1,717           1,680          38          1,680         1,680        12/31/2014
576433QT6       5,066           5,013          53          5,013         5,017        12/31/2014
57645TAA5         304             303           1            303           302        12/31/2014
59023RAJ8       5,676           5,564         112          5,564         5,540        12/31/2014
61748HLA7       6,737           6,628         109          6,628         6,333        12/31/2014
617538AC7       8,225           8,080         145          8,080         7,356        12/31/2014
74923JAE7       5,992           5,574         418          5,574         5,250        12/31/2014
76110H7B9       5,095           4,999          96          4,999         4,848        12/31/2014
768277AA3       2,920           2,611         308          2,611         2,798        12/31/2014
78473WAE3      14,381          14,196         185         14,196        14,048        12/31/2014
855541AC2       9,943           9,794         149          9,794         9,636        12/31/2014
86359B5P2       5,846           5,835          11          5,835         5,747        12/31/2014
86359DUR6       5,383           5,280         103          5,280         5,357        12/31/2014
86359PAC4       8,253           8,149         103          8,149         7,920        12/31/2014
86361PAA4       3,856           3,831          25          3,831         3,760        12/31/2014
86362RAC5       4,734           4,576         158          4,576         4,694        12/31/2014
92922F7Q5       9,923           9,700         223          9,700         9,797        12/31/2014
92926WAA5      28,240          27,371         869         27,371        27,646        12/31/2014
933634AA5       4,038           3,994          44          3,994         4,028        12/31/2014
933638AA6       8,045           7,979          66          7,979         7,887        12/31/2014
93364AAB8       1,907           1,896          11          1,896         1,841        12/31/2014
93364FAD3       3,789           3,736          53          3,736         3,751        12/31/2014
94983GAA6       3,974           3,889          85          3,889         3,968        12/31/2014
94984SAE1       9,797           9,485         312          9,485         9,649        12/31/2014
94984UAE6       6,286           6,101         185          6,101         6,077        12/31/2014

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

  Aggregate unrealized losses:
                                              Less than 12 Months  $   15,151
                                              12 Months or longer  $   20,215
  Aggregate related fair value of securities
  with unrealized losses:
                                              Less than 12 Months  $1,046,407
                                              12 Months or longer  $  371,592

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2014 and 2013 are set forth in the table below:

--------------------------------------------------------------------------------------------------------
DECEMBER 31, 2014                         LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                         ---------------------------------------------------------------
                                           FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                  VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                         $  337,299  $ (1,255) $ 24,724  $ (1,364) $  362,023  $ (2,619)
ALL OTHER GOVERNMENTS                        24,617    (2,415)      573       (50)     25,190    (2,465)
STATES, TERRITORIES AND POSSESSIONS          13,639        (4)    1,086       (10)     14,725       (14)
POLITICAL SUBDIVISIONS OF STATES,
  TERRITORIES AND POSSESSIONS                 4,826        (3)        -         -       4,826        (3)
SPECIAL REVENUE                             197,974       (48)  121,146    (1,581)    319,120    (1,629)
INDUSTRIAL AND MISCELLANEOUS              1,913,012   (49,247)  421,245   (25,229)  2,334,257   (74,476)
--------------------------------------------------------------------------------------------------------
TOTAL BONDS                               2,491,367   (52,972)  568,774   (28,234)  3,060,141   (81,206)
--------------------------------------------------------------------------------------------------------

AFFILIATED                                        -         -    21,736    (4,858)     21,736    (4,858)
NON-AFFILIATED                               27,724    (5,435)        -         -      27,724    (5,435)
--------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                          27,724    (5,435)   21,736    (4,858)     49,460   (10,293)
--------------------------------------------------------------------------------------------------------
TOTAL STOCKS                                 27,724    (5,435)   21,736    (4,858)     49,460   (10,293)
--------------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS                   $2,519,091  $(58,407) $590,510  $(33,092) $3,109,601  $(91,499)
--------------------------------------------------------------------------------------------------------

DECEMBER 31, 2013                         LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                         ---------------------------------------------------------------
                                           FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                  VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
--------------------------------------------------------------------------------------------------------
U.S. governments                         $  166,481 $  (4,910) $  4,513  $   (511) $  170,994 $  (5,422)
All other governments                        54,133    (5,929)        -         -      54,133    (5,929)
States, territories and possessions         184,341    (6,325)        -         -     184,341    (6,325)
Political subdivisions of states,
  territories and possessions               160,011    (5,332)        -         -     160,011    (5,332)
Special revenue                           1,182,735   (48,499)   46,375    (7,444)  1,229,110   (55,943)
Industrial and miscellaneous              1,606,368   (53,144)  279,823    (4,201)  1,886,190   (57,345)
--------------------------------------------------------------------------------------------------------
TOTAL BONDS                               3,354,069  (124,139)  330,711   (12,156)  3,684,779  (136,296)
--------------------------------------------------------------------------------------------------------

Affiliated                                        -         -    21,480    (5,115)     21,480    (5,115)
Non-affiliated                               27,570    (2,893)        -         -      27,570    (2,893)
--------------------------------------------------------------------------------------------------------
Total common stocks                          27,570    (2,893)   21,480    (5,115)     49,050    (8,008)
--------------------------------------------------------------------------------------------------------
TOTAL STOCKS                                 27,570    (2,893)   21,480    (5,115)     49,050    (8,008)
--------------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS                   $3,381,639 $(127,032) $352,191  $(17,271) $3,733,829 $(144,304)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2014, 2013 and 2012 were as follows:

-----------------------------------------------------------------------------------------
YEARS ENDED
DECEMBER 31                   2014                   2013                   2012
-----------------------------------------------------------------------------------------
                                   EQUITY                 EQUITY                 EQUITY
                        BONDS    SECURITIES    BONDS    SECURITIES    BONDS    SECURITIES
-----------------------------------------------------------------------------------------
Proceeds from sale   $2,737,487   $21,041   $1,834,014    $3,272   $3,047,963    $2,830
Gross realized gains     78,299     5,154       56,537        50      133,853        21
Gross realized
  losses                (13,617)     (804)      (6,960)      (61)      (6,685)      (86)

F. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company is exposed under its currency derivatives to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirement
The Company is subject to collateral requirements on its currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses in the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the year ended December 31, 2014 and 2013.

------------------------------------------------------------------------------------------
                                     DECEMBER 31, 2014      YEAR ENDED DECEMBER 31, 2014
                                 ------------------------  ------------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR    REALIZED GAINS/ CAPITAL GAINS /
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE      (LOSSES)        (LOSSES)
------------------------------------------------------------------------------------------
SWAPS                              $  933,978    $ 33,230     $(14,509)       $ 33,230
FORWARDS                               70,662        (578)       3,028            (578)
------------------------------------------------------------------------------------------
TOTAL                              $1,004,640    $ 32,652     $(11,481)       $ 32,652
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  ------------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR    REALIZED GAINS/ CAPITAL GAINS /
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE      (LOSSES)         LOSSES
------------------------------------------------------------------------------------------
Swaps                              $  655,560    $(17,416)    $ (7,575)       $(17,416)
------------------------------------------------------------------------------------------
Forwards                               83,105      (2,937)      (4,812)         (2,937)
------------------------------------------------------------------------------------------
TOTAL                              $  738,665    $(20,353)    $(12,387)       $(20,353)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Derivative instruments reported on the Statements of Admitted Assets and the Statements of Liabilities, Capital and Surplus have been reduced by the amount of collateral held or posted by the Company with respect to the derivative position.

G. Other Invested Assets
--------------------------------------------------------------------------------

During 2014, 2013 and 2012, the Company recorded the following OTTI impairment losses on investments in joint ventures and partnerships:

---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    2014       2013      2012
---------------------------------------------------------------------------------------
Advanced Technology Ventures VII, L.P.                  $    7,329 $        -         -
Prides Capital Fund I LP                                     3,781      3,904         -
General Atlantic Partners 78, L.P.                           1,850          -         -
PineBridge Private Equity Portfolio, L.P.                    1,060          -         -
GA-GTCO US AIV, L.P.                                             -     10,704         -
Steel Partners Holdings L.P.                                     -          -     4,569
General Atlantic Mauritius Limited                               -          -     2,276
Hunter Global Investors LP                                       -          -     1,578
Investments individually less than $1 million                    -      1,919         -
---------------------------------------------------------------------------------------
TOTAL                                                   $   14,020 $   16,527     8,423
---------------------------------------------------------------------------------------

H. Investment Income
--------------------------------------------------------------------------------
The Company had no accrued investment income receivables over 90 days past due. Investment expenses of $24,394, $23,870 and $29,000 were included in Net Investment Income for the years ended December 31, 2014, 2013 and 2012, respectively.

I. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group ("FRG") who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors its aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2014 are as follows:

---------------------------------------------------------------------------------------------
ISSUER                                  DESCRIPTION OF EXPOSURE     AMOUNT     PERCENTAGE OF
                                                                               TOTAL ADMITTED
                                                                                   ASSETS
---------------------------------------------------------------------------------------------
L Street II Limited Liability Company   Bonds                     $   335,092          1.3%
Operating Pool                          Short Term Investments        282,664          1.1%
New York New York                       Bonds                         262,433          1.0%
Washington Mutual Incorporated          Bonds                         220,315          0.8%
The Bear Stearns Companies Limited
  Liability Company                     Bonds                         216,513          0.8%
New York State Dormitory Authority      Bonds                         199,491          0.8%
Chamonix Portfolio                      Other Invested Assets         175,311          0.7%
Wells Fargo & Company                   Bonds                         172,090          0.7%
California State                        Bonds                         168,921          0.6%
Knightsbridge Student Housing - United
  Kingdom Student Accommodation
  Portfolio                             Commercial Mortgage Loan      159,970          0.6%

--------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

   The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2014 are:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                      PERCENTAGE OF
                                                                      TOTAL ADMITTED
BONDS                                                      AMOUNT         ASSETS
------------------------------------------------------------------------------------
NAIC-1                                                  $  15,111,207      57.3%
NAIC-2                                                      2,341,980       8.9%
NAIC-3                                                        426,532       1.6%
NAIC-4                                                        415,194       1.6%
NAIC-5                                                         49,832       0.2%
NAIC-6                                                         50,769       0.2%
------------------------------------------------------------------------------------
Total                                                      18,395,514      69.8%
------------------------------------------------------------------------------------

   The following table shows the Company's foreign investment exposures by country categorized by NAIC sovereign ratings as of December 31, 2014:

----------------------------------------------------------------------------------------
                                                                               NAIC - 3
COUNTRY                                                   NAIC - 1   NAIC - 2  OR BELOW
----------------------------------------------------------------------------------------

United Kingdom                                          $    897,174 $       - $       -
Cayman Islands                                               579,073         -         -
Spain                                                              -    20,505         -
Mexico                                                             -     8,608         -
Argentina                                                          -         -    38,104
Barbados                                                           -         -     6,707
Other                                                      1,064,246    11,376     1,066
----------------------------------------------------------------------------------------
Total                                                   $  2,540,493 $  40,489 $  45,877
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2014:

----------------------------------------------------------------------------------------
                                                                              NAIC -3 OR
COUNTRY                                                  NAIC -1    NAIC -2     BELOW
----------------------------------------------------------------------------------------
United Kingdom                                          $  513,185 $        - $       -
Netherlands                                                 79,742          -         -
Spain                                                            -      6,961         -
Argentina                                                        -          -    13,575
Other                                                      179,543          -         -
----------------------------------------------------------------------------------------
TOTAL                                                   $  772,470 $    6,961 $  13,575
----------------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equity investments held by the Company as of December 31, 2014:

----------------------------------------------------------------------------------------
                                                                          PERCENTAGE OF
                                                                          TOTAL ADMITTED
ISSUER                                                          AMOUNT        ASSETS
----------------------------------------------------------------------------------------
Chamonix Portfolio                                           $    175,311           0.7%
Blackstone Real Estate Partners (BREP) VI, LP                     105,453           0.4%
Sands Portfolio Final Upsize                                       56,833           0.2%
----------------------------------------------------------------------------------------
Aggregate Exposure                                           $  2,485,904           9.4%
----------------------------------------------------------------------------------------

J. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $890,664 and $1,155,475 as of December 31, 2014 and 2013, respectively.

--------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2014 and 2013:

---------------------------------------------------------------------------------------------------------
2014                                                     LEVEL 1     LEVEL 2      LEVEL 3       TOTAL
---------------------------------------------------------------------------------------------------------
BONDS                                                   $        - $   418,887  $   122,153  $   541,040
COMMON STOCKS                                               25,664           -            -       25,664
DERIVATIVE ASSET                                                 -      25,874        7,774       33,648
DERIVATIVE LIABILITIES                                           -        (996)           -         (996)
MUTUAL FUNDS                                                26,832           -            -       26,832
---------------------------------------------------------------------------------------------------------
TOTAL                                                   $   52,496 $   443,765  $   129,927  $   626,188
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
2013                                                     LEVEL 1     LEVEL 2      LEVEL 3       TOTAL
---------------------------------------------------------------------------------------------------------
Bonds                                                   $        - $   286,787  $    24,684  $   311,471
Common stocks                                               36,576           -            -       36,576
Derivative asset                                                 -           -          428          428
Derivative liabilities                                           -     (16,279)      (4,502)     (20,781)
Mutual funds                                                31,747           -            -       31,747
---------------------------------------------------------------------------------------------------------
Total                                                   $   68,323 $   270,508  $    20,610  $   359,441
---------------------------------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2014 and 2013.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2014 and 2013.

------------------------------------------------------------------------------------------------------------------
                                                               TOTAL         UNREALIZED   PURCHASES,
                                                           REALIZED GAINS       GAINS       SALES,
                BEGINNING                               (LOSSES) INCLUDED IN  (LOSSES)    ISSUANCES,   BALANCE AT
               BALANCE AT     TRANSFERS   TRANSFERS OUT    NET INVESTMENT    INCLUDED IN SETTLEMENTS, DECEMBER 31,
2014         JANUARY 1, 2014 INTO LEVEL 3  OF LEVEL 3          INCOME          SURPLUS       NET          2014
------------------------------------------------------------------------------------------------------------------
BONDS               $ 24,684      $81,179    $(110,203)               $3,644   $(79,264)     $202,113     $122,153
DERIVATIVES          (4,074)            -             -                    -      11,848            -        7,774
------------------------------------------------------------------------------------------------------------------
TOTAL               $ 20,610      $81,179    $(110,203)               $3,644   $(67,416)     $202,113     $129,927
------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2014, bonds of $110,203 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $81,179 were transferred into Level 3 and carried at fair value during 2014. Prior to the transfer, the securities were Level 3 but not carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

There were no derivative balances transferred to/from Level 3 during 2014.

--------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL
                                                                      REALIZED
                                                                        GAINS
                                                                      (LOSSES)   UNREALIZED   PURCHASES,
                               BEGINNING                             INCLUDED IN   GAINS        SALES,
                               BALANCE AT                                NET      (LOSSES)    ISSUANCES,   BALANCE AT
                               JANUARY 1,  TRANSFERS   TRANSFERS OUT INVESTMENT   INCLUDED   SETTLEMENTS, DECEMBER 31,
2013                              2013    INTO LEVEL 3  OF LEVEL 3     INCOME    IN SURPLUS      NET          2013
----------------------------------------------------------------------------------------------------------------------
Bonds                          $  55,092   $  44,342    $  (171,814)  $  5,699   $  (33,231)  $  124,596   $  24,684
Derivatives                            -       7,975              -          -      (12,049)           -      (4,074)
----------------------------------------------------------------------------------------------------------------------
TOTAL                          $  55,092   $  52,317    $  (171,814)  $  5,699   $  (45,280)  $  124,596   $  20,610
----------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balance of $44,342 was transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 3 but not carried at fair value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2014 and 2013:

---------------------------------------------------------------------------------------------------------------------
                               AGGREGATE FAIR                                                         NOT PRACTICABLE
DECEMBER 31, 2014                  VALUE      ADMITTED ASSETS  LEVEL 1      LEVEL 2        LEVEL 3     (CARRY VALUE)
---------------------------------------------------------------------------------------------------------------------
BONDS                          $  19,061,712   $  18,100,940  $  199,531 $  15,199,173  $  3,663,008    $        -
COMMON STOCK                          25,664          25,664      25,664             -             -             -
DERIVATIVES - ASSETS                  33,648           2,338           -        25,874         7,774             -
DERIVATIVES - LIABILITIES               (996)           (996)          -          (996)            -             -
MORTGAGE LOANS                     1,112,182       1,049,708           -             -     1,112,182             -
MUTUAL FUNDS                          26,832          26,832      26,832             -             -             -
PREFERRED STOCK                       34,674          18,412           -             -        34,674             -
SHORT TERM INVESTMENTS               294,574         294,574      10,923       283,651             -             -
---------------------------------------------------------------------------------------------------------------------
TOTAL                          $  20,588,290   $  19,517,472  $  262,950 $  15,507,702  $  4,817,638    $        -
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                               AGGREGATE FAIR                                                         NOT PRACTICABLE
DECEMBER 31, 2013                  VALUE      ADMITTED ASSETS  LEVEL 1      LEVEL 2        LEVEL 3     (CARRY VALUE)
---------------------------------------------------------------------------------------------------------------------
Bonds                          $  17,496,764   $  16,780,357       1,938    14,654,585     2,840,241             -
Common stock                          36,576          36,576      36,576             -             -             -
Derivatives - assets                     428             428           -             -           428             -
Derivatives - liabilities            (20,781)        (20,781)          -       (16,280)       (4,502)            -
Mortgage loans                       551,617         536,056           -             -       551,617             -
Mutual funds                          31,747          31,747      31,747             -             -             -
Short term investments               308,868         308,868         233       308,634             -             -
---------------------------------------------------------------------------------------------------------------------
TOTAL                          $  18,405,219   $  17,673,251  $   70,494 $  14,946,939  $  3,387,784    $        -
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------
A roll forward of the Company's net reserves for losses and LAE as of December 31, 2014, 2013 and 2012, is set forth in the table below:

--------------------------------------------------------------------------------------------------------------
                                                                    2014            2013            2012
--------------------------------------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR                 $   12,445,415  $   12,300,489  $   12,466,514
--------------------------------------------------------------------------------------------------------------
Incurred losses and LAE related to:
   Current accident year                                            3,957,869       3,525,027       4,006,581
   Prior accident year                                                190,857         275,409         252,121
--------------------------------------------------------------------------------------------------------------
   TOTAL INCURRED LOSSES AND LAE                               $    4,148,726  $    3,800,436  $    4,258,702
--------------------------------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Impact of pooling restructure transaction                        1,563,011               -               -
   Current accident year                                           (1,033,539)       (744,185)     (1,218,287)
   Prior accident year                                             (3,694,053)     (2,911,325)     (3,206,440)
--------------------------------------------------------------------------------------------------------------
   TOTAL PAID LOSSES AND LAE                                       (3,164,581)     (3,655,510)     (4,424,727)
--------------------------------------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF CURRENT YEAR               $   13,429,560  $   12,445,415  $   12,300,489
--------------------------------------------------------------------------------------------------------------

For 2014, the Company reported adverse loss and LAE net reserve development of $190,857, which includes a loss reserve discount benefit of $14,789 due to changes in the payout pattern assumptions, accretion, as well as the impact of the Combined Pooling Agreement (Note 6). The adverse development is comprised mainly of development on the Constructions class of business of $87,439, the National Accounts class of business of $82,957, and the Executive Liability class of business of $68,784 partially offset with $(119,961) of favorable develpoment from the Japan branch transfer. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase, is $31,500 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2014, which was offset by additional premiums.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,231. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,040 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013, which was offset by additional premiums.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $24,929. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,320 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2012, which was offset by additional premiums. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $189,882, $197,595 and $173,365 as of December 31, 2014, 2013 and 2012, respectively. The Company paid $11,270 $10,186 and $16,673 in the reporting period to settle 190, 173 and 194 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2014, 2013 and 2012, respectively.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held.
This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

--------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                                        ASBESTOS LOSSES                     ENVIRONMENTAL LOSSES
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                   2014          2013          2012         2014        2013        2012
------------------------------------------------------------------------------------------------------------------------
   Direct -
Loss and LAE reserves, beginning of year   $  1,185,364  $  1,229,896  $  1,350,806  $   83,569  $   84,847  $   55,848
Impact of pooling restructure
transaction                                        (438)            -             -       5,907           -           -
Incurred losses and LAE                        (107,471)       96,945       (20,822)     33,094      26,547      42,532
Calendar year paid losses and LAE              (109,053)     (141,477)     (100,088)    (24,787)    (27,825)    (13,533)
------------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year         $    968,402  $  1,185,364  $  1,229,896  $   97,783  $   83,569  $   84,847
------------------------------------------------------------------------------------------------------------------------

   Assumed reinsurance -
Loss and LAE reserves, beginning of year   $    280,670  $    158,787  $    161,724  $    5,357  $    6,941  $    5,628
Impact of pooling restructure
transaction                                     (40,857)            -             -        (815)          -           -
Incurred losses and LAE                         113,981         9,271        19,159       8,876       3,084       1,379
Calendar year paid losses and LAE               (81,371)      112,612       (22,096)       (672)     (4,668)        (66)
------------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year         $    272,423  $    280,670  $    158,787  $   12,746  $    5,357  $    6,941
------------------------------------------------------------------------------------------------------------------------

   Net of reinsurance -
Loss and LAE reserves, beginning of year   $          -  $          -  $          -  $   50,205  $   51,573  $   38,587
Impact of pooling restructure
transaction                                           -             -             -      (1,164)          -           -
Incurred losses and LAE                               -             -             -      18,030      18,668      22,205
Calendar year paid losses and LAE                     -             -             -     (11,515)    (20,036)     (9,219)
------------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year         $          -  $          -  $          -  $   55,556  $   50,205  $   51,573
------------------------------------------------------------------------------------------------------------------------

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company had asbestos loss and LAE - IBNR and bulk reserves as follows:

-------------------------------------------------------------------------------------------------------------------------
ASBESTOS                                               LOSS RESERVE                             LAE RESERVE
DECEMBER 31,                                 2014          2013          2012          2014         2013         2012
-------------------------------------------------------------------------------------------------------------------------
Direct basis:                            $     547,464 $     748,407 $     718,611 $     60,829 $     84,188 $     81,879
Assumed reinsurance basis:                      95,699       133,025        83,016       10,633       13,315        7,822

The Company had environmental loss and LAE - IBNR and bulk reserves as follows:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL                                          LOSS RESERVE                              LAE RESERVE
DECEMBER 31,                                 2014          2013          2012          2014          2013         2012
--------------------------------------------------------------------------------------------------------------------------
Direct basis:                            $      31,779 $      16,406 $      13,897 $      13,619 $      7,031 $      5,956
Assumed reinsurance basis:                       1,290           683           203           552          199           62
Net of ceded reinsurance basis:                 18,118        10,046         6,579         7,765        4,212        2,795

B. LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
Effective April 1, 2014, the Company and certain AIG affiliated insurers (collectively, the "2014 Reinsureds", each of which is a member of the US Combined Pool) entered into two loss portfolio transfer reinsurance agreements with Eaglestone Reinsurance Company ("Eaglestone"), an affiliate. Under these agreements, Eaglestone assumed loss portfolio transfers of certain Public
Entity and Occupational Accident reserves from the 2014 Reinsureds. The total consideration received from Eaglestone, on a funds withheld basis, was $252,606, equal to the total of the subject reserves for losses and LAE.

--------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts both its workers' compensation (both tabular and non-tabular) and certain retained asbestos (non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 1999 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2014 and 2013 liabilities include $1,275,727 and $1,677,259 of such discounted reserves, respectively.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2014, 2013 and 2012.

                                                     -----------------------------------------
LINES OF BUSINESS                                        2014          2013          2012
----------------------------------------------------------------------------------------------
Workers' Compensation
   Case Reserves                                     $     186,911 $     214,846 $     211,531

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2014, 2013 and 2012.

                                                     -----------------------------------------
LINES OF BUSINESS                                        2014          2013          2012
----------------------------------------------------------------------------------------------
Workers' Compensation
   Case Reserves                                     $     383,098 $     423,418 $     455,052

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------
As described in Note 1, effective January 1, 2014, the National Union Admitted Lines Pooling Agreement and the AIG Property Casualty Surplus Lines Pooling Agreement, were ammended through a series of reinsurance commutations and novations, and subsequently entered into the Combined Pooling Agreement. The Combined Pooling Agreement represents a new reinsurance quota share agreement whereby the Pool Members share the underwriting risks including premiums earned, losses and LAE incurred, underwriting and other expenses and related assets and liabilities in accordance with the respective companies' percentage participation. All lines of business written by the Combined Companies are subject to the pooling arrangement with the exception of American Home's Japan and Argentina Branches. The Combined Companies are also parties to reinsurance agreements with non-affiliated reinsurers covering the business subject to the pooling agreement and have a contractual right of direct recover from the non-affiliated reinsurers per the terms of such reinsurance agreements.

As a result of the January 1, 2014 transaction, insurance assets and liabilities (subject to the agreement) were transferred and the new pooling agreement was accounted for on a prospective basis. The objective of the transaction was to better align legal entity underwriting risk with AIG PC's capital structure. The new Combined Pooling Agreement was approved by the individual company's Insurance Department state of domicile.

--------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Consideration received or (paid) on the 2014 pooling restructure is as follows:

------------------------------------------------
COMPANY                             AMOUNT
------------------------------------------------
National Union                 $      1,494,167
American Home                         2,075,418
Lexington                             3,019,176
Specialty                            (1,680,822)
C&I                                  (1,672,791)
APCC                                    779,421
New Hampshire                        (1,988,914)
ISOP                                 (1,988,914)
AIU                                     (36,741)

--------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the changes in assets, liabilities and surplus of the Company corresponding to the consideration recieved as a result of the 2014 Pooling Restructure Transaction:

                                               ----------------
                                                    AMOUNT
                                               ----------------
ASSETS:
   Agents' balances or uncollected
   premiums                                    $      (197,645)
   Funds held by or deposited with
   reinsured companies                                 (29,716)
   Other insurance assets                              (88,509)
                                               ---------------
       TOTAL ASSETS                                   (315,869)
                                               ---------------
LIABILITIES
   Unearned premium reserves                           334,466
   Reinsurance payable on paid losses
   and loss adjustment expenses                        (50,050)
   Reserves for losses and loss
   adjustment expenses                               1,563,011
   Funds held by company under
   reinsurance treaties                                 19,344
   Ceded reinsurance premiums payable                   38,066
   Other insurance liabilities                        (138,645)
                                               ---------------
       TOTAL LIABILITIES                       $     1,766,193
                                               ---------------

STATEMENT OF OPERATIONS AND CHANGES IN
SURPLUS
   Net premiums written                                334,466
   Change in unearned premium reserves                (334,466)
                                               ---------------
   Premiums earned                                           -
                                               ---------------

   Other underwriting expenses incurred                 (6,644)

                                               ---------------
   Net income                                           (6,644)

                                               ---------------
   TOTAL CHANGE IN SURPLUS                              (6,644)
                                               ---------------
NET IMPACT                                     $     2,075,418
                                               ---------------

CONSIDERATION RECEIVED
   Securities received                         $       272,133
   Cash received                                     1,803,285
                                               ---------------
CONSIDERATION RECEIVED                         $     2,075,418
                                               ---------------

The Combined Pool members received a permitted practice from the domiciliary states that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses were recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to the impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the exclusions of these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation percentage were reflected as a charge to income based on the state prescribed discount rates. In addition, the Combined Pool members were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no net effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                NET ADMITTED
LINE DESCRIPTION                   ASSETS    LIABILITIES  SURPLUS   NET INCOME
----------------                ------------ ----------- ---------  ----------
Change in nonadmitted assets      $41,668     $      -   $  41,668  $       -
Worker's compensation discount          -      106,377    (106,377)  (106,377)
Other allocations                  12,230       10,302       1,928      5,793
                                  -------     --------   ---------  ---------
TOTAL                             $53,898     $116,679   $ (62,781) $(100,584)
                                  -------     --------   ---------  ---------

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

--------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended in 2013. See Note 6D for changes in this business and percentages. The 2014 and 2013 participation percentages for the pool member companies are set forth in the table below:

--------------------------------------------------------------------------------
                                                        NAIC CO.   PARTICIPATION
MEMBER COMPANY                                           CODE        PERCENT
--------------------------------------------------------------------------------
Combined Pool member companies, as follows:
National Union                                          19445          78%
New Hampshire                                           23841          12%
American Home                                           19380          10%
--------------------------------------------------------------------------------

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Pool.

The Association's fiscal year end is November 30. Although the fiscal year end for the members of the Company is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end (and therefore on a one month lag).

The Company's participation in the Association's assets and liabilities at December 31, 2014 and 2013 was as follows:

--------------------------------------------------------------------------------
DECEMBER 31,                                          2014            2013
--------------------------------------------------------------------------------

Assumed reinsurance premiums receivable          $      249,779  $      243,127
Funds held by ceding reinsurers                         165,795         164,884
Reinsurance recoverable                                  86,823         120,033
Equity in underwriting pools and associations           117,991         138,321
--------------------------------------------------------------------------------
TOTAL ASSETS                                            620,388         666,365
--------------------------------------------------------------------------------

Loss and LAE reserves                                   726,202         977,472
Unearned premium reserves                               254,927         303,265
Funds held                                               14,994          26,494
Ceded balances payable                                   77,566         138,809
Assumed reinsurance payable                              82,202         147,633
Other liabilities                                        45,354          17,682
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                     1,201,245       1,611,355
--------------------------------------------------------------------------------
TOTAL SURPLUS                                    $     (580,857) $     (944,990)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2014, 2013 and 2012 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2014, 2013 and 2012. This table also includes all capital contributions and dividends:

                                                           ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
2014                                                           THE COMPANY                 THE COMPANY
--------------------------------------------------------------------------------------------------------------
 DATE OF         EXPLANATION OF
TRANSACTION       TRANSACTION       NAME OF AFFILIATE  STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
--------------------------------------------------------------------------------------------------------------
 01/17/14    CAPITAL CONTRIBUTION    (a) AIG PC US       $1,292,577    SECURITIES     $      -              -
 01/17/14    CAPITAL CONTRIBUTION    (a) AIG PC US              610          CASH            -              -
 01/17/14    CAPITAL CHANGES         (a) AIG PC US            9,312       IN KIND            -              -
 04/01/14    DIVIDEND                (b) AIG PC US                -             -      233,554     SECURITIES
 12/19/14    DIVIDEND                    AIG PC US                -             -      150,000           CASH
 12/31/14    CAPITAL CONTRIBUTION    (c) AIG PC US           21,494       IN KIND            -              -
 VARIOUS     PURCHASE OF SECURITIES      C&I                629,431    SECURITIES      630,124        VARIOUS
 VARIOUS     PURCHASE OF SECURITIES      ISOP               648,111    SECURITIES      653,606           CASH
 VARIOUS     PURCHASE OF SECURITIES      NHIC               581,580    SECURITIES      585,029           CASH
--------------------------------------------------------------------------------------------------------------

(a)Refer to Note 6A for more details on the 2014 Pooling Restructure Transaction
(b)Refer to Note 6D for more details on The Company's Japan Branch Conversion
(c)Refer to Note 1E, Income Taxes, for more detail

--------------------------------------------------------------------------------

                                                      -------------------------------------------------------
                                                          ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
2013                                                          THE COMPANY                 THE COMPANY
-------------------------------------------------------------------------------------------------------------
 DATE OF         EXPLANATION OF
TRANSACTION       TRANSACTION       NAME OF AFFILIATE STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-------------------------------------------------------------------------------------------------------------
3/19/2013    Dividend                AIG PC US           $      -              -     $ 77,000           Cash
3/26/2013    Purchase of securities  Lexington             66,542     Securities       66,551           Cash
3/31/2013    Dividend                AIG PC US                  -              -          524        In kind
4/1/2013     Dividend                AIG PC US                  -              -       23,000           Cash
5/13/2013    Dividend                AIG PC US                  -              -      180,000           Cash
9/6/2013     Dividend                AIG PC US                  -              -      220,000           Cash
9/30/2013    Dividend                AIG PC US                  -              -      320,000           Cash
9/1/2013     Dividend                AIG PC US                  -              -      394,435        In kind
12/11/2013   Purchase of securities  Association           34,884     Securities       35,446           Cash
12/19/2013   Sale of securities      National Union       372,650           Cash      353,142     Securities
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
2012                                                              THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION NAME OF AFFILIATE STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
3/27/2012       Dividend                 AIG PC US           $      -             -      $  1,589           Cash
3/27/2012       Dividend                 AIG PC US                  -             -        48,411     Securities
5/10/2012       Dividend                 AIG PC US                  -             -       315,000           Cash
6/27/2012       Dividend                 AIG PC US                  -             -        10,000           Cash
11/1/2012       Dividend                 AIG PC US                  -             -       129,000           Cash
Various         Dividend                 AIG PC US                  -             -        18,716        In kind
10/23/2012      Sale of securities       LSTREET I, LLC       159,498          Cash       153,951     Securities
12/27/2012      Sale of securities       AIG                  563,313          Cash       514,499     Securities
12/27/2012      Capital contribution     AIG PC US            300,000          Cash             -              -
Various         Capital contribution     AIG PC US              1,471       In kind             -              -
Various         Capital contribution     AIG PC US             52,613       In kind             -              -
Various         Capital contribution     AIG PC US                166       In kind             -              -
-----------------------------------------------------------------------------------------------------------------

D. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the other members of the Combined Pool.

Japan Branch Conversion
--------------------------------------------------------------------------------
On April 1, 2014, The Company transferred substantially all the assets and liabilities of its Japan Branch to American Home Assurance Co. Ltd. (AHJ), a Japanese-domiciled insurance company that is 100% owned by AIG Property
Casualty International (PCI), in exchange for 1,000 Class A shares of AHJ (the AHJ Shares). The AHJ Shares received by American Home were then distributed to AIG and such shares were further distributed to AIG PC and then contributed to PCI as capital contributed from AIG PC. The fair value for the AHJ shares was $233,554 equal to the fair value of the branch on the effective date of transfer.

--------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following reflects the impact of American Home's Japan Branch transfer (at statement value) on American Home's statutory financial statements during 2014:

                                                         NET IMPACT
                                                       --------------
ASSETS
Cash and invested assets                               $    (895,105)
Agents' balances or uncollected premiums                     (34,695)
Reinsurance recoverable on loss payments                     (28,835)
Receivables from parent, subsidiaries and affiliates          (2,909)
Other admitted assets                                        (15,652)
---------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                       (977,196)
---------------------------------------------------------------------

LIABILITIES
Reserves for losses and LAE                                 (181,096)
Unearned premium reserves                                   (385,617)
Commissions, premium taxes and other expenses payable         (8,738)
Reinsurance payable on paid loss and LAE                     (32,740)
Funds held by company under reinsurance treaties              (3,833)
Other liabilities                                            (81,958)
---------------------------------------------------------------------
TOTAL LIABILITIES                                           (693,982)
---------------------------------------------------------------------
NET ASSETS                                             $    (283,214)
---------------------------------------------------------------------

STATEMENT OF OPERATIONS
Premium written                                        $    (566,713)
Premiums earned                                             (181,096)
Losses incurred                                             (181,096)
Net realized capital gains - investment                       26,437
Net realized capital (losses) - foreign exchange             (39,181)
Net realized capital (losses) - other                        (95,992)
---------------------------------------------------------------------
Net Income / (Loss)                                         (108,736)
---------------------------------------------------------------------

Change in unrealized capital (loss)                          (26,437)
Change in unrealized foreign exchange                         39,181
Change in nonadmitted assets                                  46,332
---------------------------------------------------------------------
Total change in capital and surplus                          (49,660)
---------------------------------------------------------------------
NET IMPACT                                                  (233,554)
---------------------------------------------------------------------
DIVIDENDS TO STOCKHOLDER                                    (233,554)
---------------------------------------------------------------------

The impact on net income from the transaction includes a net realized loss of $108,736 comprised of the difference between the statutory net assets transferred, adjusted for nonadmitted assets (primarily capitalized EDP costs) of $95,992, the fair value of the stock distributed, to a loss on the realization of foreign exchange net assets $39,181, partially offset by the gain on the sale of invested assets of $26,437.

The Company and AHJ followed a statutory notice procedure, provided for under Japanese law, to facilitate the transfer of the branch's in-force business to AHJ without the need to obtain consent from each policyholder or ceding company individually. Based on the responses received during the notice procedure, the Company and AHJ determined that eligible policyholders effectively consented to the transfer. As a result, the completion of the notice procedure resulted in complete extinguishment of American Home's obligations under insurance policies eligible for transfer under the notice procedure.

AHJ agreed to assume primary responsibility (including policy administration and claims handling) for the policies not eligible under the notice procedure (the "Excluded Policies"), and further agreed to indemnify, defend and hold harmless the Company for any costs or expense the Company incurs with respect to such policies. In addition, AIG Japan Holding Kabushiki Kaisha ("AIGJHKK"), an affiliated company which owns 100% of AHJ, has agreed to guarantee AHJ's obligations to indemnify the Company for any costs or expenses arising from the Excluded Policies after the transfer date.

--------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

As a result of AHJ's assuming primary responsibility for the Excluded Policies and the Company's determination that it is probable that the Company will not be called upon to make any payments with respect to the Excluded Policies, the Company has reduced its loss reserves on such policies to zero from the effective date of the transfer. As of December 31, 2014, there was approximately $62,130 in loss reserves on Excluded Policies recorded by AHJ.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
In 2013, the AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by transferring such reinsurance arrangements directly to the former Admitted Pool members through National Union. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

American International Overseas, Ltd. (AIOL) De-risk
In 2013, AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. Effective December 1, 2013 all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to the former Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums at the total pool level.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The impact of the Japan redirect and AIOL de-risk loss portfolio transfers are reflected in the following table after the impact of the US pooling:

----------------------------------------------------------------------------------
                                                   JAPAN     AIOL DE-
                                                  REDIRECT     RISK       TOTAL
----------------------------------------------------------------------------------
ASSETS:
Insurance balances receivable, net               $  46,249  $ 134,472  $  180,721
Equities in pools and associations                       -    322,942     322,942
----------------------------------------------------------------------------------
TOTAL ASSETS                                     $  46,249  $ 457,414  $  503,663
----------------------------------------------------------------------------------

LIABILITIES:
Reserves for loss and LAE                        $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                          428,153    203,188     631,341
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                $ 583,285  $ 858,094  $1,441,379
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN SURPLUS:
Premiums written                                 $ 428,153  $ 191,119  $  619,272
----------------------------------------------------------------------------------
Premiums earned                                          -    (12,069)    (12,069)
Losses incurred                                          -    (18,163)    (18,163)
Commission expense                                 178,859     48,141     227,000
Change in nonadmitted assets                             -    (63,422)    (63,422)
Other                                                    -       (252)       (252)
----------------------------------------------------------------------------------
TOTAL CHANGE IN SURPLUS                          $(178,859) $(105,721) $ (284,580)
----------------------------------------------------------------------------------
NET IMPACT                                       $(358,177) $(294,959) $ (653,136)
----------------------------------------------------------------------------------

Cash                                             $       -  $ 129,807  $  129,807
Bonds                                                    -     35,446      35,446
Settlement of intercompany pooling balances        358,177    129,706     487,883
----------------------------------------------------------------------------------
NET CONSIDERATION RECEIVED                       $ 358,177  $ 294,959  $  653,136
----------------------------------------------------------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
In September 2013, the Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the former Admitted Pool members from the Association:
--------------------------------------------------------------------------------

-----------------------------------------------------------
                     NATIONAL AMERICAN    NEW
DECEMBER 31, 2013     UNION     HOME   HAMPSHIRE   TOTAL
-----------------------------------------------------------
AEHL Shares          $433,879 $394,435 $473,322  $1,301,636
Cash                  269,354  416,559  118,623     804,536
Bonds                       -        -   73,489      73,489

--------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and The Company were distributed by way of dividend and return of capital to AIG PC US. The former Admitted Pool members shared the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages. The following table shows the impact of the contributions and distributions related to this transaction on each of the former Admitted Pool members:

------------------------------------------------------------------------------------------------------------------
                                         NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                         UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
------------------------------------------------------------------------------------------------------------------
Change in:
   Total Assets                         $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
   Total Liabilities                            -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in
Surplus:                                        -          -          -          -         -         -          -
   Net Income                             368,415    349,025     48,476    106,646    48,476    48,476    969,514
   Unrealized gains/(losses)             (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,913)
   Dividends paid                        (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,384)
   Return of capital                     (235,162)         -   (152,089)         -         -         -   (387,251)
------------------------------------------------------------------------------------------------------------------
TOTAL SURPLUS:                          $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 reporting period, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

------------------------------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 2013

EFFECTIVE DATE       BRANCH NAME                          TRANSFEREE ENTITY
------------------------------------------------------------------------------------------------
12/1/2012            Jamaica Branch of American Home      Chartis Jamaica Insurance Company
                                                          Limited
12/1/2012            Panama Branch of National Union      AIG Seguros Panama, S.A. (fka Chartis
                                                          Seguros Panama, S.A.)
3/1/2013             Honduras Branch of American Home     AIG Seguros Guatemala, S.A. (fka
                                                          Chartis Seguros Guantemala)
6/1/2013             Papua New Guinea Branch of American  AIG PNG Limited
                     Home
------------------------------------------------------------------------------------------------

On the effective date of the 2013 conversions, the former Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432 respectively. These balances were previously reported as Equities in Pools and Associations.

--------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2014 and 2013, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

---------------------------------------------------------------------
COMPANY                                                2014    2013
---------------------------------------------------------------------
Balances with National Union                         $    135 $13,504
Balances with other member pool companies                 574      55
Balances with other affiliates                             28   4,027
---------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates  $    737 $17,586
---------------------------------------------------------------------
Balances with National Union                         $188,731 $     -
Balances with other member pool companies                  83       -
Balances with other affiliates                         61,518  16,642
---------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates       $250,332 $16,642
---------------------------------------------------------------------

Federal and foreign income taxes receivable/(payable) under the Tax Sharing Agreement at December 31, 2014 and 2013 were $(4,811) and $(2,818), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2014 and 2013.

F. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG generally manages capital with its non-life insurance companies through internal, Board-approved policies and guidelines. AIG was party to a consolidated capital maintenance agreement ("CMA") with AIG PC and certain of its domestic non-life Insurance companies as of December 31, 2014. Among other things, the CMA provided that AIG would maintain the total adjusted capital of these non-life insurance companies, measured as a group (the "Fleet"), at or above the specified minimum percentage of the Fleet's projected total authorized control level RBC at a minimum percentage of 300 percent. As a result of AIG, AIG PC and these domestic non- life insurance companies' views as to the sufficiency of managing capital through internal, Board-approved policies and guidelines, it was agreed amongst the parties to terminate this CMA effective February 19, 2015. The state insurance department regulators were notified of such agreement.

G. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

H. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
As an affiliated company of AIG, the Company utilizes centralized services from AIG. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided.

The following table summarizes the allocated expense from AIG related entities that exceeded one-half of one percent of the Company's admitted assets during 2014 and 2013:

------------------------------------------------------------
AFFILIATES                          2014     2013     2012
------------------------------------------------------------
AIG Global Claims Services, Inc.  $265,397 $270,723 $241,398
AIG PC Global Services, Inc.       152,804  134,150   39,741
------------------------------------------------------------
TOTAL                             $418,201 $404,873 $281,139
------------------------------------------------------------

In 2014 and 2013 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

--------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

As of December 31, 2014 and 2013, short-term investments included amounts invested in the AIG Managed Money Market Fund of $282,664 and $305,575, respectively.

7. REINSURANCE
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company may assume reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR.
Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the year ended December 31, 2014, 2013 and 2012:

--------------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                   2014                        2013                        2012
                                  ----------------------------------------------------------------------------------
                                    WRITTEN        EARNED       WRITTEN        EARNED       WRITTEN       EARNED
--------------------------------------------------------------------------------------------------------------------
Direct Premiums                   $ (211,371)    $  171,624    $  928,608    $1,005,255    $1,192,441   $1,276,901
Reinsurance premiums assumed:
   Affiliates                      7,798,864      7,460,072     7,001,709     6,771,303     6,737,056    6,840,322
   Non-affiliates                    134,025        128,937       198,363       189,579       164,020      147,946
--------------------------------------------------------------------------------------------------------------------
       GROSS PREMIUMS              7,721,518      7,760,633     8,128,680     7,966,137     8,093,517    8,265,169
--------------------------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
   Affiliates                        763,633        713,378       883,552     1,242,338     1,459,199    1,391,378
   Non-affiliates                  1,458,472      1,454,350     1,392,708     1,297,174     1,429,927    1,516,102
--------------------------------------------------------------------------------------------------------------------
       NET PREMIUMS               $5,499,413     $5,592,905    $5,852,420    $5,426,625    $5,204,391   $5,357,689
--------------------------------------------------------------------------------------------------------------------
2014 Direct Written Premiums includes the impact of ($726,095) reserve transfer due to the Japan Branch Conversion.
--------------------------------------------------------------------------------------------------------------------

As of December 31, 2014 and 2013, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

------------------------------------------------------
                      UNEARNED    PAID    RESERVES FOR
                      PREMIUM  LOSSES AND    LOSSES
                      RESERVES    LAE       AND LAE
------------------------------------------------------
DECEMBER 31, 2014:
   AFFILIATES         $516,995  $114,919  $ 9,593,610
   NON-AFFILIATES      457,698   289,870    2,954,258
------------------------------------------------------
   TOTAL              $974,693  $404,789  $12,547,868
------------------------------------------------------

DECEMBER 31, 2013:
   Affiliates         $515,958  $111,061  $ 8,399,417
   Non-affiliates      453,567   332,092    3,126,356
------------------------------------------------------
   Total              $969,525  $443,153  $11,525,773
------------------------------------------------------

--------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2014 and 2013 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------------------------------------
                          ASSUMED REINSURANCE                CEDED REINSURANCE                        NET
                   --------------------------------- --------------------------------- --------------------------------
                   PREMIUM RESERVE COMMISSION EQUITY PREMIUM RESERVE COMMISSION EQUITY PREMIUM RESERVE COMMISSION EQUITY
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2014
   AFFILIATES        $3,731,362        $502,953         $516,995         $ 72,838        $3,214,366        $430,114
   ALL OTHER             95,835          12,918          457,698           64,484          (361,863)        (51,566)
------------------------------------------------------------------------------------------------------------------------
TOTAL                $3,827,197        $515,871         $974,693         $137,322        $2,852,503        $378,548
------------------------------------------------------------------------------------------------------------------------

DECEMBER 31, 2013
   Affiliates        $3,392,845        $515,261         $515,958         $ 81,974        $2,876,887        $433,287
   All Other             90,762          13,784          453,567           72,061          (362,805)        (58,278)
------------------------------------------------------------------------------------------------------------------------
TOTAL                $3,483,607        $529,045         $969,525         $154,035        $2,514,082        $375,009
------------------------------------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2014 and 2013 are as follows:

-----------------------------------------------------------------
REINSURER                                     2014       2013
-----------------------------------------------------------------
Affiliates:
   Combined Pool                           $8,281,349 $ 6,817,334
   Eaglestone Reinsurance Company             820,561     721,588
   AIU Insurance Company, Ltd. - Japan         13,207           -
   Other affiliates                            14,271     294,269
-----------------------------------------------------------------
   TOTAL AFFILIATES                        $9,129,388 $ 7,833,191
-----------------------------------------------------------------
   Swiss Reinsurance America Corp             352,014     246,246
   Transatlantic Reinsurance Company          234,143     247,096
   Munich Reinsurance Company                       -     209,140
   Hannover Ruckversicherungs Se                    -     162,325
   Other                                            -   2,710,763
-----------------------------------------------------------------
TOTAL NON-AFFILIATES                          586,157   3,575,570
-----------------------------------------------------------------
   TOTAL AFFILIATES AND NON-AFFILIATES     $9,715,545 $11,408,761
-----------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2014 and 2013, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $133,254 and $106,456 as of December 31, 2014 and 2013, respectively.

--------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. INCOME TAXES
--------------------------------------------------------------------------------
At December 31, 2014, the Company had gross deferred tax assets ("DTA") of $1,461,633. Management believes that it is more likely than not that these assets will be realized in the foreseeable future therefore the Company has not recorded a valuation allowance against its deferred tax asset. Tax planning strategies had no impact on the determination of the net admitted DTA.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2014 and 2013 are as follows:

                      ------------------------------------------------------------------------------------------------
                                 12/31/2014                      12/31/2013                        CHANGE
                      ------------------------------------------------------------------------------------------------
                       ORDINARY   CAPITAL     TOTAL     ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL    TOTAL
----------------------------------------------------------------------------------------------------------------------
Gross DTA             $1,336,702 $ 124,961  $1,461,663 $1,632,278 $155,688  $1,787,966 $(295,576) $(30,727) $(326,303)
Statutory Valuation
Allowance                      -         -           -          -        -           -         -         -          -
----------------------------------------------------------------------------------------------------------------------
Adjusted Gross DTA     1,336,702   124,961   1,461,663  1,632,278  155,688   1,787,966  (295,576)  (30,727)  (326,303)
Nonadmitted DTA          177,901         -     177,901    737,369        -     737,369  (559,468)        -   (559,468)
----------------------------------------------------------------------------------------------------------------------
Subtotal Admitted DTA  1,158,801   124,961   1,283,762    894,909  155,688   1,050,597   263,892   (30,727)   233,165
DTL                      231,280   258,113     489,393    206,310  204,422     410,732    24,970    53,691     78,661
----------------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net DTL)         $  927,521 $(133,152) $  794,369 $  688,599 $(48,734) $  639,865 $ 238,922  $(84,418) $ 154,504
----------------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2014 and 2013:

---------------------------------------------------------------------------------------------------------------------------------
                                              12/31/2014                     12/31/2013                       CHANGE
                                    ---------------------------------------------------------------------------------------------
                                     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY   CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Carried back losses that reverse
in subsequent three calendar
years                               $        - $      - $        - $        - $      - $        - $       -  $      -  $       -
Adjusted gross DTAs realizable
within 36 months or 15 percent
of statutory surplus (the lesser
of 1 and 2 below)                      794,369        -    794,369    667,773        -    667,773   126,596         -    126,596
   1. Adjusted gross DTAs
   realizable within 36 months         794,369        -    794,369  1,060,737        -  1,060,737  (266,368)        -   (266,368)
   2. 15 percent of statutory
   surplus                                   -        -    968,030          -        -    667,773         -         -    300,257
Adjusted gross DTAs that can be
offset against DTLs                    364,432  124,961    489,393    227,136  155,688    382,824   137,296   (30,727)   106,569
---------------------------------------------------------------------------------------------------------------------------------
   Total DTA admitted as the
   result of application of SSAP
   101                              $1,158,801  124,961  1,283,762 $  894,909 $155,688 $1,050,597 $ 263,892  $(30,727) $ 233,165
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                   -----------------------
                                                                                                      2014        2013
                                                                                                   -----------------------
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount                        394%        307%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation
in (2) above.                                                                                      $6,453,535  $4,451,821

The following table shows the components of the current income tax expense (benefit) for the periods listed:

-----------------------------------------------------------------------
CURRENT INCOME TAX                           2014      2013     CHANGE
-----------------------------------------------------------------------
Federal income tax                         $(31,781) $(36,464) $ 4,683
Foreign income tax                            8,740    10,320   (1,580)
-----------------------------------------------------------------------
Subtotal                                    (23,041)  (26,144)   3,103
-----------------------------------------------------------------------
Federal income tax on net capital gains      53,044    37,062   15,982
-----------------------------------------------------------------------
Federal and foreign income taxes incurred  $ 30,003  $ 10,918  $19,085
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2014 and 2013:

-------------------------------------------------------------------------
                                            2014       2013      CHANGE
-------------------------------------------------------------------------
ORDINARY
Discounting of unpaid losses             $  330,284 $  319,135 $  11,149
Nonadmitted assets                           91,762    151,137   (59,375)
Unearned premium reserve                    207,839    214,763    (6,924)
Bad debt expense                             28,536     42,360   (13,824)
Goodwill & deferred revenue                       -     23,704   (23,704)
Net operating loss carry forward            344,479    546,670  (202,191)
Foreign tax credit carry forward             55,869     53,974     1,895
Deferred tax on foreign operations              928        867        61
Investments                                 238,147    211,583    26,564
Deferred loss on branch conversions             458        458         -
Intangibles                                       -     15,915   (15,915)
Other temporary difference                   38,400     51,712   (13,312)
-------------------------------------------------------------------------
Subtotal                                  1,336,702  1,632,278  (295,576)
-------------------------------------------------------------------------
Statutory valuation allowance adjustment          -          -         -
Nonadmitted                                 177,901    737,369  (559,468)
-------------------------------------------------------------------------
ADMITTED ORDINARY DEFERRED TAX ASSETS    $1,158,801 $  894,909 $ 263,892
-------------------------------------------------------------------------
CAPITAL
Investments                              $  113,785 $  150,894 $ (37,109)
Unrealized capital losses                    10,268      3,886     6,382
Deferred loss on branch conversions             538        538         -
Other temporary difference                      370        370         -
-------------------------------------------------------------------------
Subtotal                                    124,961    155,688   (30,727)
-------------------------------------------------------------------------
Statutory valuation allowance adjustment          -          -         -
Nonadmitted                                       -          -         -
-------------------------------------------------------------------------
ADMITTED CAPITAL DEFERRED TAX ASSETS        124,961    155,688   (30,727)
-------------------------------------------------------------------------
ADMITTED DEFERRED TAX ASSETS             $1,283,762 $1,050,597 $ 233,165
-------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2014 and 2013:

--------------------------------------------------------------------
                                           2014     2013    CHANGE
--------------------------------------------------------------------
Ordinary
Investments                              $211,216 $191,255 $ 19,961
Other temporary differences                20,064   15,056    5,008
--------------------------------------------------------------------
Subtotal                                  231,280  206,311   24,969
--------------------------------------------------------------------
Capital
Investments                              $107,639 $ 40,660 $ 66,979
Unrealized capital gains                  150,374  135,753   14,621
Other temporary differences                   100   28,008  (27,908)
--------------------------------------------------------------------
Subtotal                                  258,113  204,421   53,692
--------------------------------------------------------------------
Deferred tax liabilities                  489,393  410,732   78,661
--------------------------------------------------------------------
Net deferred tax assets/liabilities      $794,369 $639,865 $154,504
--------------------------------------------------------------------

--------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

-----------------------------------------------------------------------------------------------
                                                                2014        2013       CHANGE
-----------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,461,663  $1,787,966  $(326,303)
Total deferred tax liabilities                                 (489,393)   (410,732)   (78,661)
-----------------------------------------------------------------------------------------------
Net deferred tax assets/ (liabilities)                          972,270   1,377,234   (404,964)
Deferred tax assets/(liabilities) - SSAP 3                                              (6,195)
Deferred tax assets/(liabilities) - unrealized                                          (8,239)
-----------------------------------------------------------------------------------------------
Total change in net deferred tax                                                     $(390,530)
-----------------------------------------------------------------------------------------------
Change in deferred tax - current year                                                 (304,459)
Change in deferred tax - current year - other surplus items                            (86,071)
-----------------------------------------------------------------------------------------------
Change in deferred tax - current year - total                                        $(390,530)
-----------------------------------------------------------------------------------------------

The following table shows the components of opening surplus adjustments upon current and deferred taxes for the year ended December 31, 2014

-------------------------------------------------------------
                                    CURRENT DEFERRED  TOTAL
-------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items              $1,459  $(6,195) $(4,736)
SSAP 3 - unrealized gain/loss            -        4        4
-------------------------------------------------------------
Subtotal impact to admitted assets   1,459   (6,191)  (4,732)
SSAP 3 - nonadmitted impact              -   10,748   10,748
-------------------------------------------------------------
Total SSAP 3 impact                 $1,459  $ 4,557  $ 6,016
-------------------------------------------------------------

--------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2014, 2013 and 2012:

------------------------------------------------------------------------------------------------------------------------
                                                               2014                  2013                  2012
                                                       --------------------  --------------------  --------------------
DESCRIPTION                                              AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT
------------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and Capital
Gains Taxes                                            $ 838,233   $293,382  $ 713,908  $ 249,868  $ 302,637   $105,923
Book to Tax Adjustments:
Tax Exempt Income                                       (171,222)   (59,928)  (202,777)   (70,972)  (212,356)   (74,325)
Dividend Received Deduction                                 (978)      (342)      (438)      (153)      (622)      (218)
Subpart F Income, Gross-Up & Foreign Tax Credits               -        443   (428,635)   (87,051)    63,904     (2,445)
Transfer Pricing                                         (30,638)   (10,723)         -          -          -          -
Stock Options And Other Compensation                      19,747      6,911     14,354      5,024      9,756      3,415
Non-Deductible Penalties                                     345        121        348        122         90         31
Change in Nonadmitted Assets                             164,915     57,720    (86,943)   (30,430)    42,101     14,735
Change in Tax Position                                         -       (230)         -        599          -       (549)
Return to Provision                                            -      2,525          -     (2,844)         -     (4,319)
Reversal of Book/Tax Difference on Share Distribution    119,438     41,803          -          -          -          -
Branch Incorporation & Conversion                              -          -       (497)      (174)    (1,005)      (352)
Other                                                      7,945      2,780     18,066      6,322          -          -
------------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                            109,552     41,080   (686,522)  (179,557)   (98,132)   (64,027)
------------------------------------------------------------------------------------------------------------------------
Total Tax                                              $ 947,785   $334,462  $  27,386  $  70,311  $ 204,505   $ 41,896
------------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                      -    (23,041)         -    (26,144)         -    (31,163)
Federal Income Tax on Net Capital Gains                        -     53,044          -     37,062          -     48,295
Change in Net Deferred Income Taxes                            -    390,530          -     27,917          -     22,439

Less: Change in Deferred Tax--Other Surplus Items              -    (86,071)         -     31,476          -      2,325
------------------------------------------------------------------------------------------------------------------------
Total Tax                                              $       -   $334,462  $       -  $  70,311  $       -   $ 41,896

For the year ended December 31, 2014, the table above includes $41,803 of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the AHJ's assets and liabilities as detailed in
Note 6.

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS
At December 31, 2014, the Company had net operating loss carry forwards originating during the years 2010 to 2012 and
expiring through 2032 of:                                                                                              $984,226
At December 31, 2014, the Company had no capital loss carry forwards.                                                  $      -
At December 31, 2014, the Company had no AMT credit carry forwards.                                                    $      -
At December 31, 2014, the Company had foreign tax credits originating during the years 2009 to 2014 and expiring
through 2024 of:                                                                                                       $ 55,869

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2014. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2014, the Company recorded gross receivables related to tax return errors and omissions in the amount of $16,424, all of which were nonadmitted. As of December 31, 2014, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2014, the tax years from 2000 to 2013 remain open.

--------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2014 AIG consolidated federal income tax return:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
         COMPANY                   COMPANY                  COMPANY                  COMPANY                  COMPANY
------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer       AIG Financial Products   AIG Specialty            Aircraft 32A-810 Inc.    Aircraft 74B-27602 Inc.
Discount Company           Corp.                    Insurance Company

A.I. Credit Corp.          AIG Financial            AIG Spring Ridge I,      Aircraft 32A-987 Inc.    Aircraft 74B-29375 Inc.
                           Securities Corp.         Inc.

AeroTurbine, Inc.          AIG Funding, Inc.        AIG Trading Group Inc.   Aircraft 32A-993, Inc.   Aircraft 75B-26276 Inc.

AGC Life Insurance         AIG G5, Inc.             AIG Travel Assist, Inc.  Aircraft 33A-132, Inc.   Aircraft 75B-28833 Inc.
Company

Agency Management          AIG Global Asset         AIG Travel Insurance     Aircraft 33A-272 Inc.    Aircraft 75B-28834 Inc.
Corporation                Management Holdings      Agency, Inc.
                           Corp.

AH SubGP 1384              AIG Global Claims        AIG Warranty Services    Aircraft 33A-358 Inc.    Aircraft 75B-28836 Inc.
Woodglen, LLC              Services, Inc.           of Florida, Inc.

AH SubGP 1470              AIG Global Real Estate   AIG Warranty Services,   Aircraft 33A-364 Inc.    Aircraft 76B-26261 Inc.
Palmetto, LLC              Investment Corp.         Inc.

AH SubGP 1548 Walnut,      AIG Global Services,     AIG WarrantyGuard,       Aircraft 34A-152 Inc.    Aircraft 76B-26327 Inc.
LLC                        Inc.                     Inc.

AH SubGP 1597              AIG Insurance            AIG.COM, Inc.            Aircraft 34A-216 Inc.    Aircraft 76B-26329 Inc.
Broadmoor, LLC             Management Services,
                           Inc.

AH SubGP 1600 Rainer,      AIG International Inc.   AIG-FP Capital           Aircraft 34A-395 Inc.    Aircraft 76B-27597 Inc.
LLC                                                 Funding Corp.

AH SubGP 1631              AIG Kirkwood, Inc.       AIG-FP Capital           Aircraft 34A-48 Inc.     Aircraft 76B-27600 Inc.
Broadway, LLC                                       Preservation Corp.

AH SubGP 1694 Sonoma,      AIG Life Holdings, Inc.  AIG-FP Matched           Aircraft 34A-93 Inc.     Aircraft 76B-27613 Inc.
LLC                                                 Funding Corp.

AH SubGP 479 Sunrise,      AIG Life of Bermuda,     AIG-FP Pinestead         Aircraft 73B-25374 Inc.  Aircraft 76B-27615 Inc.
LLC                        Ltd.                     Holdings Corp.

AH SubGP 835               AIG Lodging              AIGGRE 6037 Investor     Aircraft 73B-25375 Inc.  Aircraft 76B-28132 Inc.
Whispering, LLC            Opportunities, Inc.      LLC

AH SubGP GAG Gandolf,      AIG Markets, Inc.        AIGGRE DC Ballpark       Aircraft 73B-26315 Inc.  Aircraft 76B-28206 Inc.
LLC                                                 Investor, LLC

AH SubGP MDL, LLC          AIG Matched Funding      AIGGRE Hill7 Investor    Aircraft 73B-26317 Inc.  Aircraft 77B-29404 Inc.
                           Corp.                    LLC

AICCO, INC.(DE)            AIG North America,       AIGGRE Lane Field        Aircraft 73B-26323 Inc.  Aircraft 77B-29908 Inc.
                           Inc.                     Investor LLC

AIG Advisor Group, Inc.    AIG Offshore Systems     AIGGRE Market Street     Aircraft 73B-28249 Inc.  Aircraft 77B-32717 Inc.
                           Services, Inc.           II LLC

AIG Aerospace              AIG PC European          Aircraft 32A-1658 Inc.   Aircraft 73B-28252 Inc.  Aircraft 77B-32723 Inc.
Adjustment Services, Inc.  Insurance Investments
                           Inc.

AIG Aerospace Insurance    AIG PC Global            Aircraft 32A-1695 Inc.   Aircraft 73B-30036 Inc.  Aircraft A330 143 Inc.
Services, Inc.             Services, Inc.

AIG Assurance Company      AIG Portfolio Solutions  Aircraft 32A-1905 Inc.   Aircraft 73B-30645 Inc.  Aircraft A330 72 Inc.
                           LLC

AIG Capital Corporation    AIG Procurement          Aircraft 32A-1946 Inc.   Aircraft 73B-30646 Inc.  Aircraft A330 98 Inc.
                           Services, Inc.

AIG Central Europe &       AIG Property Casualty    Aircraft 32A-2024 Inc.   Aircraft 73B-30661 Inc.  Aircraft Andros Inc.
CIS Insurance Holdings     Company
Corporat

AIG Claims, Inc.           AIG Property Casualty    Aircraft 32A-2594 Inc.   Aircraft 73B-30671 Inc.  Aircraft B757 29377
                           Inc.                                                                       Inc.

AIG Commercial             AIG Property Casualty    Aircraft 32A-2731 Inc.   Aircraft 73B-30730 Inc.  Aircraft B757 29382
Equipment Finance, Inc.    Insurance Agency, Inc.                                                     Inc.

AIG Consumer Finance       AIG Property Casualty    Aircraft 32A-3147 Inc.   Aircraft 73B-31127 Inc.  Aircraft B767 29388
Group, Inc.                International, LLC                                                         Inc.

AIG Credit (Europe)        AIG Property Casualty    Aircraft 32A-3148 Inc.   Aircraft 73B-32796 Inc.  Aircraft Lotus Inc.
Corporation                U.S., Inc.

AIG Credit Corp.           AIG Real Estate          Aircraft 32A-579 Inc.    Aircraft 73B-32841 Inc.  Aircraft SPC-12, Inc.
                           Investment &
                           Management Co. (P.R.),
                           Inc.

AIG Direct Insurance       AIG Realty, Inc.         Aircraft 32A-585 Inc.    Aircraft 73B-33220 Inc.  Aircraft SPC-14, Inc.
Services, Inc.

AIG Employee Services,     AIG Relocation, Inc.     Aircraft 32A-645 Inc.    Aircraft 73B-38821 Inc.  Aircraft SPC-3, Inc.
Inc.

AIG Equipment Finance      AIG S1, Inc.             Aircraft 32A-726 Inc.    Aircraft 73B-41794 Inc.  Aircraft SPC-4, Inc.
Holdings, Inc.

AIG FCOE, Inc.             AIG Securities Lending   Aircraft 32A-760 Inc.    Aircraft 73B-41796 Inc.  Aircraft SPC-8, Inc.
                           Corp. (fka AIG Glbl
                           Sec Lend)

AIG Federal Savings        AIG Shared Services      Aircraft 32A-775 Inc.    Aircraft 73B-41806 Inc.  Aircraft SPC-9, Inc.
Bank                       Corporation

AIG Financial Advisor      AIG Shared Services      Aircraft 32A-782 Inc.    Aircraft 73B-41815 Inc.  AIU Insurance
Services, Inc.             Corporation--                                                              Company
                           Management Service

--------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
        COMPANY                  COMPANY                   COMPANY                   COMPANY                 COMPANY
----------------------------------------------------------------------------------------------------------------------------
Akita, Inc.              Delos Aircraft Inc.       Interlease Aircraft       SA Investment Group,     United Guaranty
                                                   Trading Corporation       Inc.                     Mortgage Insurance
                                                                                                      Company of North
                                                                                                      Carolina

AM Holdings LLC          Design Professionals      Interlease Management     SAAHP GP Corp.           United Guaranty
                         Association Risk          Corporation                                        Partners Insurance
                         Purchasing Group, Inc.                                                       Company

Ambler Holding Corp.     DIL/SAHP Corp.            International Lease       SAFG Retirement          United Guaranty
                                                   Finance Corporation       Services, Inc.           Residential Insurance
                                                                                                      Company

American Athletic Club,  DirectDME, Inc.           Intrepid Security, Inc.   SagePoint Financial,     United Guaranty
Inc.                                                                         Inc. (fka AIG Fin        Residential Insurance
                                                                             Advisors)                Company of North
                                                                                                      Carolina

American General         Eaglestone Reinsurance    Iris Energy Holding LP    SAI Deferred             United Guaranty
Annuity Service          Company                   (FMLY Iris Energy         Compensation             Services, Inc.
Corporation                                        Hold Corp.)               Holdings, Inc.

American General         Eastgreen, Inc.           Klementine Holdings,      SCSP Corp.               VALIC Financial
Assignment Corporation                             Inc.                                               Advisors, Inc.

American General         Euclid Aircraft, Inc.     Klementine Leasing,       Service Net Solutions    VALIC Retirement
Assignment Corporation                             Inc.                      of Florida, LLC          Services Company
of New York

American General         F 2000, Inc.              Knickerbocker             Service Net Warranty,    Vision2020 Wealth
Bancassurance Services,                            Corporation               LLC                      Management Corp.
Inc.

American General Center  FALCON-116 (UTAH)         Lexington Insurance       Sierra US Leasing, Inc.  Webatuck Corp.
                         Trust                     Company

American General         Financial Service         Livetravel, Inc.          Spicer Energy LLC        Western National
Insurance Agency, Inc.   Corporation                                                                  Marketing Group, Inc.

American General         First Mortgage            Macori, Inc. [Texas]      Spicer Holding Corp.     Whitney US Leasing,
International, Inc.      Insurance Company                                                            Inc.

American General         Fleet Solutions           Maksin Management         States Aircraft, Inc.    Woodbury Financial
Investment Management    Holdings Inc.             Corporation                                        Services, Inc.
Corporation

American General Realty  Flying Fortress Inc.      Medical Excess            SubGen NT, Inc.
Investment Corporation                             Insurance Services, Inc.

American Home            Flying Fortress           MG Reinsurance            SunAmerica Affordable
Assurance Company        Investments Inc.          Limited                   Housing Partners, Inc.

American International   Flying Fortress US        MIP Mezzanine, LLC        SunAmerica Capital
Facilities Management,   Leasing Inc.                                        Services, Inc.
Inc.

American International   Forest SAHP Corp.         MIP PE Holdings, LLC      SunAmerica Fund
Group, Inc.                                                                  Services, Inc.

American International   FQA, LLC                  Morefar Marketing, Inc.   SunAmerica Retirement
Realty Corp.                                                                 Markets, Inc.

American International   FSC Agency, Inc.          Mt. Mansfield             Team Classic Golf
Reinsurance Company,                               Company, Inc.             Services, Inc.
Ltd.

Apollo Aircraft Inc.     FSC Securities            National Union Fire       Temescal Aircraft Inc.
                         Corporation               Insurance Company of
                                                   Pittsburgh, Pa.

Applewood Funding Corp.  G4.00.01 US7004P2         National Union Fire       The Gulf Agency, Inc.
                                                   Insurance Company of
                                                   Vermont

Barnegat Funding Corp.   Global Loss Prevention,   New England Sports,       The Insurance
                         Inc.                      Recreation &              Company of the State of
                                                   Entertainment RPG,        Pennsylvania
                                                   Inc.

CABREA, Inc.             Grand Savannah SAHP       New Hampshire             The Variable Annuity
                         Corp.                     Insurance Company         Life Insurance
                                                                             Company

Charleston Bay SAHP      Grand Staircase Aircraft  New Hampshire             Top Aircraft, Inc.
Corp.                    Inc.                      Insurance Services, Inc.

Charmlee Aircraft Inc.   Granite State Insurance   Park Topanga Aircraft     Travel Guard Group,
                         Company                   Inc.                      Inc.

Chartis Bonfire          Health Direct, Inc.       Pearce & Pearce, Inc.     Travel Guard
Corporation                                                                  Worldwide, Inc.

Chartis Excess Limited   Hyperion Aircraft         Pelican 35302, Inc.       UG Corporation
                         Financing Inc.

Chartis Iraq, Inc.       Hyperion Aircraft Inc.    Pine Street Brokers       UG Shared Services,
                                                   Corp.                     Inc.

Chartis Latin America    ILFC Aviation             Pine Street Real Estate   United Guaranty
Investments, LLC         Consulting, Inc.          Holdings Corp.            Commercial Insurance
                                                                             Company of North
                                                                             Carolina

Chartis Libya, Inc.      ILFC Dover, Inc.          Prairie SAHP Corp.        United Guaranty
                                                                             Corporation

Chartis Memsa Holdings,  ILFC Holdings, Inc.       Risk Specialists          United Guaranty Credit
Inc.                                               Companies Insurance       Insurance Company
                                                   Agency, Inc.

Commerce and Industry    ILFC Volare, Inc.         Risk Specialists          United Guaranty
Insurance Company                                  Companies, Inc.           Insurance Company

--------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Common Stock
--------------------------------------------------------------------------------
In 2014 the Company increased the par value of its common stock from $11.5065 per share to $17.00 per share at the time it received $1,302,500 in capital from its immediate parent. As a result of this transaction, American Home's common capital stock was increased by $9,312 and its gross paid in and contributed surplus was increased by $1,293,187. The transaction was approved by American Home's board of directors and NY DFS. Refer to Note 6A for more details on the Pooling Restructure Transaction.

B. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus, adjusted for special surplus items, as of December 31, 2014, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended December 31, 2014) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2015 is $724,524 without the prior approval of the NY DFS.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of
(i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividend declarations or distributions.

The Company paid the following dividends during 2014 and 2013:

-----------------------------------------------------------------------------------
            2014                                               STATE APPROVAL
-------------------------------                             -----------------------
          DATE PAID              AMOUNT   TYPE OF DIVIDEND  REQUIRED    OBTAINED
-----------------------------------------------------------------------------------
          4/1/2014             $  233,554  EXTRAORDINARY      YES         YES
         12/19/2014               150,000  EXTRAORDINARY      YES         YES
-----------------------------------------------------------------------------------
            TOTAL              $  383,554
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
            2013                                               STATE APPROVAL
-------------------------------                             -----------------------
          DATE PAID              AMOUNT   TYPE OF DIVIDEND  REQUIRED    OBTAINED
-----------------------------------------------------------------------------------
           Various             $      524    Ordinary         No      Not required
          3/19/2013                77,000    Ordinary         No      Not required
          4/1/2013                 23,000    Ordinary         No      Not required
          5/13/2013               180,000    Ordinary         No      Not required
          9/1/2013                394,435  Extraordinary      Yes         Yes
          9/6/2013                220,000    Ordinary         Yes         Yes
          9/30/2013               320,000  Extraordinary      Yes         Yes
-----------------------------------------------------------------------------------
            TOTAL              $1,214,959
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2014 and 2013 represented or reduced by each item below is as follows:

------------------------------------------------------------------------------------------
                                                                 AS ADJUSTED*
YEARS ENDED DECEMBER 31,                                 2014        2013         2013
------------------------------------------------------------------------------------------
Unrealized gains and losses (net of taxes)            $ 191,706  $   237,471  $    27,943
Nonadmitted asset values                               (412,681)  (1,143,851)  (1,167,295)
Provision for reinsurance                               (60,702)     (57,751)     (57,751)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2014 and 2013.

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned surplus. The impact of the quasi reorganization is as follows:

---------------------------------------------------------------------------------------
                               Change in Gross Paid-in and
                               Contributed Surplus         Change in Unassigned surplus
---------------------------------------------------------------------------------------
2012                                   $(1,000,000)                 $1,000,000
---------------------------------------------------------------------------------------

10.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

Workers' Compensation Residual Market Assessment: In April 2007, the National Association of Insurance Commissioners (NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers' Compensation Residual Market Assessment portion of the settlement between AIG, the Office of the New York Attorney General, and the New York State Department of Insurance. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain AIG entities' writing and reporting of workers compensation insurance between 1985 and 1996.

--------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. This regulatory settlement agreement, which was agreed to by all 50 states and the District of Columbia, included, among other terms, (i) AIG's payment of $100 million in regulatory fines and penalties; (ii) AIG's payment of $46.5 million in outstanding premium taxes and assessments; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. In furtherance of the compliance plan, the agreement provided for a monitoring period from May 29, 2012 to May 29, 2014 leading up to a compliance plan examination. After the close of the monitoring period, as part of preparation for the actual conduct of the compliance plan examination, on or about October 1, 2014, AIG and the lead states agreed upon corrective action plans to address particular issues identified during the monitoring period. The compliance plan examination is ongoing. There can be no assurance that the result of the compliance plan examination will not result in a fine, have a material adverse effect on AIG's ongoing operations or lead to civil litigation.

Accident and Health: In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification, and on September 12, 2014, the Alabama Supreme Court affirmed that order. AIG and the other defendants petitioned for rehearing of that decision and that petition was denied on February 27, 2015. The matter will return to the trial court for general discovery (which has not yet commenced) and adjudication of the merits. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

--------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2014, the Company may be called upon for additional capital investments of up to $416,690.

The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company contracted with The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $103,712). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

As of December 31, 2014 and 2013, the product warranty liability balance for the Company was $17,180 and $64,837, respectively.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2014:

                                                                    POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                            DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                           DATE ISSUED TERMINATED  12/31/2014    @ 12/31/2014   12/31/2014   12/31/2014
---------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance
Company (f/k/a AIG Advantage
Insurance Company )                     *    12/15/1997   8/31/2009 $      1,582   $     28,476       $-      $    28,356
21st Century North America Insurance
Company (f/k/a American International
Insurance Company )                     *     11/5/1997   8/31/2009       29,694        557,442        -          545,022
21st Century Pinnacle Insurance
Company (f/k/a American International
Insurance Company of New Jersey)        *    12/15/1997   8/31/2009        3,307         42,131        -           41,401
21st Century Superior Insurance
Company (f/k/a American International
Insurance Company of California, Inc.)  *    12/15/1997   8/31/2009           25         30,237        -           29,891
AIG Edison Life Insurance Company
(f/k/a GE Edison Life Insurance
Company)                                **    8/29/2003   3/31/2011    7,733,081     82,426,475        -        2,328,737
American General Life and Accident
Insurance Company                       +++    3/3/2003   9/30/2010    7,853,922    158,565,284        -        9,166,744
American General Life Insurance
Company                                        3/3/2003  12/29/2006   31,229,198    158,565,284        -        9,166,744
American International Assurance
Company (Australia) Limited             #     11/1/2002  10/31/2010      443,000      1,799,000        -          574,000
Chartis Europe, S.A. (f/k/a AIG
Europe, S.A.)                           ++++  9/15/1998  12/31/2012    4,513,447     13,807,304        -        5,406,154
Chartis Seguros Mexico SA (f/k/a AIG
Mexico Seguros Interamericana, S.A.
de C.V.)                                ##   12/15/1997           -      211,808        115,107        -           82,537
Chartis UK (f/k/a Landmark Insurance
Company, Limited (UK))                  ++++   3/2/1998  11/30/2007      407,944     13,807,304        -        5,406,154
Farmers Insurance Hawaii (f/k/a AIG
Hawaii Insurance Company, Inc.)         *     11/5/1997   8/31/2009        5,250         88,474        -           83,869
Lloyd's Syndicate 1414 (Ascot
Corporate Name)                               1/20/2005  10/31/2007       25,143        653,453        -          107,332
SunAmerica Annuity and Life
Assurance Company (Anchor National
Life Insurance Company)                 +++    1/4/1999  12/29/2006   12,391,218    158,565,284        -        9,166,744
SunAmerica Life Insurance Company       +++    1/4/1999  12/29/2006    6,117,702    158,565,284        -        9,166,744
The United States Life Insurance
Company in the City of New York                3/3/2003   4/30/2010    4,527,366     27,459,735        -        2,008,834
The Variable Annuity Life Insurance
Company                                        3/3/2003  12/29/2006   49,279,673     76,393,389        -        3,618,076
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                               $124,773,361   $851,469,661       $-      $56,927,338
---------------------------------------------------------------------------------------------------------------------------

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group ("ZFSG"), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.
** AIG Edison Life Insurance Company ("Edison") was sold by AIG to Prudential Financial, Inc. ("PFI") on February 1, 2011.As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Edison merged into Gibraltar Life Insurance Co., Ltd. ("GLIC") on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2014. Invested assets and policyholders' surplus disclosed represent the amount reported by GLIC as of December 31, 2014.
+++ The guaranteed companies were formerly a subsidiary of AIG. In previous years, AIA provided the direct policyholders obligations as of each year end. However, starting in 2014, AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position. The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2014 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
58 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++++ The policyholder obligations, invested assets and policyholders' surplus disclosed represents those of the guaranteed entity as of September 30, 2014.
# The guaranteed company merged into American General Life Insurance Company effective December 31, 2012. The policyholder obligations disclosed represent those of the guaranteed entity. Invested assets and policyholders' surplus disclosed represent the amount reported by American General Life Insurance Company as of December 31, 2014.
## The guaranteed companies merged into AIG Europe Limited (AEL) (f/k/a Chartis Europe Limited) effective December 1, 2012.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as November 30, 2014.

E. Joint and Several Liabilities
--------------------------------------------------------------------------------
AIU and American Home are jointly and severally obligated to policyholders of their former Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates are financially responsible for 100% of the obligations associated with such policies, and the Company's management expects such affiliates to satisfy their obligation. The Company carries no reserves with respect to any contingent liabilities, if the affiliates would fail to satisfy the obligations. As of December 31, 2014, the Japanese affiliates carried $102,312 of loss reserves in respect of such policies. If the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $74,184.

Each member of the Combined Pool is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

11.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2014 and 2013, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------
OTHER ADMITTED ASSETS                   2014     2013
-------------------------------------------------------
Deposit accounting assets                9,297   16,971
Guaranty funds receivable on deposit     6,348    7,047
Loss funds on deposit                   40,208   51,570
Other assets                            85,008   74,395
-------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS           $140,861 $149,983
-------------------------------------------------------

--------------------------------------------------------------------------------
59 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2014 and 2013, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

----------------------------------------------------------------------------------
OTHER LIABILITIES                                                2014      2013
----------------------------------------------------------------------------------
Accounts payable                                               $  4,050  $ 43,367
Accrued retrospective premiums                                   27,445    44,075
Advance premiums                                                      -     5,147
Amounts withheld or retained by company for account of others     2,951     3,797
Deferred commission earnings                                     32,996    25,900
Deposit accounting liabilities                                   63,649    91,911
Deposit accounting liabilities-funds held                             -     2,015
Liability for pension and severance pay                               -    15,254
Policyholder funds on deposit                                         -    14,735
Remittances and items not allocated                              13,575    25,287
Retroactive reinsurance payable                                     164       158
Retroactive reinsurance reserves-ceded                           (9,564)   (9,259)
Servicing carrier liability                                       3,477     4,962
Escrow funds (NICO)                                              34,511    29,946
Other accrued liabilities                                       195,842   241,819
----------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                        $369,096  $539,114
----------------------------------------------------------------------------------

C. Other (Expense) Income
--------------------------------------------------------------------------------
For the years ended December 31, 2014, 2013 and 2012, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

------------------------------------------------------------------------------
OTHER (EXPENSE) INCOME                             2014      2013      2012
------------------------------------------------------------------------------
Other income                                     $ 18,654  $ 22,740  $ 43,336
Fee income on deposit programs                      3,893     7,089     6,641
Equities and deposits in pools and associations     6,180        (5)       39
Interest expense on reinsurance program           (39,522)  (38,802)  (39,541)
Foreign exchange gain (loss)                            -       153       225
------------------------------------------------------------------------------
TOTAL OTHER (EXPENSE) INCOME                     $(10,795) $ (8,825) $ 10,700
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
60 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Non- Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2014, 2013 and 2012, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

--------------------------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                                                2014        2013      2012
--------------------------------------------------------------------------------------------------
CAPITAL CONTRIBUTION FROM PARENT:
Tax Sharing Agreement                                            $    21,494  $       -  $ 52,613
Pooling Restructure Transaction                                    1,301,890          -         -
   Other                                                                   -          -     1,637
DIVIDENDS TO PARENT:
   Securities                                                       (233,553)         -   (48,411)
   Other                                                                   -   (395,483)  (18,716)
LOSS PORTFOLIO TRANSFER:
   Premiums collected                                                      -   (220,140)    8,083
   Benefit and loss related payments                                  68,784   (592,647)   58,384
   Funds held                                                        (75,782)         -   (66,467)
   Securities                                                              -     35,446         -
   Other                                                               6,998    777,341         -
POOLING RESTRUCTURE TRANSACTION:
   Premiums collected                                                562,004          -         -
   Miscellaneous expense (income)                                     51,134          -         -
   Benefit and loss related payments                               1,091,450          -         -
   Commission and other expense paid                                 284,095          -         -
   Net deposit on deposit-type contracts and other insurance         (12,835)         -         -
   Other                                                          (1,975,848)         -         -
JAPAN BRANCH TRANSFER:
   Premiums collected                                               (391,829)         -         -
   Net investment income                                               2,002          -         -
   Benefit and loss related payments                                (135,804)         -         -
   Commission and other expense paid                                 (26,283)         -         -
   Securities                                                        794,089          -         -
   Other                                                              (8,622)         -         -
--------------------------------------------------------------------------------------------------

12.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 28, 2015 for these Financial Statements issued on April 28, 2015.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

During 2015, NYDFS approved an extraordinary dividend declaration of $600,000. The dividends were paid on February 2, 2015.

On April 1, 2015, the Company issued a promissory note with a face amount of $121,697 to AIU in relation to the purchase of AIG China. AIU distributed the promissory note within the AIG group of companies, and eventually the promissory note was received by the Company as a capital contribution.

--------------------------------------------------------------------------------
61 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2014 and 2013 and for years ended December 31, 2014, 2013 and 2012.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - Audited Financial Statements of Variable Annuity Account Four of American General Life Insurance Company for the year ended December 31, 2014.

      - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2014, 2013 and 2012.

      - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2014, 2013 and 2012.



(b) Exhibits



(1)      Resolutions Establishing Separate Account......................................................... 2
(2)      Custody Agreement................................................................................. Not Applicable
(3)      (a)  Distribution Contract........................................................................ 2
         (b)  Selling Agreement............................................................................ 13
(4)      Variable Annuity Contract......................................................................... 2
(5)      (a)  Application for Contract..................................................................... 2
         (b)  Merger Endorsement........................................................................... 13
(6)      Corporate Documents of Depositor
         (a)  Amended and Restated Articles of Incorporation of American General Life Insurance
              Company, effective December 31, 1991......................................................... 1
         (b)  Amendment to the Amended and Restated Articles of Incorporation of American General Life
              Insurance Company, effective July 13, 1995................................................... 3
         (c)  By-Laws of American General Life Insurance Company, restated as of June 8, 2005.............. 7
(7)      Reinsurance Contract.............................................................................. Not Applicable
(8)      Material Contracts
         (a)  Anchor Series Trust Fund Participation Agreement............................................. 12
         (b)  SunAmerica Series Trust Fund Participation Agreement......................................... 12
         (c)  American Funds Insurance Series Fund Participation Agreement................................. 5
         (d)  Lord Abbett Series Fund Participation Agreement.............................................. 5
         (e)  Van Kampen Life Investment Trust Fund Participation Agreement................................ 4
         (f)  AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation
              Agreement.................................................................................... 10
         (g)  Letters of Consent to the Assignment of the Fund Participation Agreement..................... 13
(9)      (a)  Opinion of Counsel and Consent of Depositor.................................................. 14
         (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home
              Assurance Company............................................................................ 8
(10)     Consent........................................................................................... Filed Herewith
(11)     Financial Statements Omitted from Item 23......................................................... Not Applicable
(12)     Initial Capitalization Agreement.................................................................. Not Applicable
(13)     Other
         (a)  Power of Attorney -- American General Life Insurance Company Directors....................... 17
         (b)  Power of Attorney -- American Home Assurance Company Directors............................... 16
         (c)  General Guarantee Agreement by American Home Assurance Company............................... 6
         (d)  Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24,
              2006......................................................................................... 9
         (e)  Notice of Termination of Support Agreement................................................... 11
         (f)  Amended and Restated Unconditional Capital Maintenance Agreement between American
              International Group, Inc. and American General Life Insurance Company........................ 15
         (g)  Specimen Agreement and Plan of Merger........................................................ 13
         (h)  CMA Termination Agreement.................................................................... Filed Herewith


--------
1 Incorporated by reference to Initial Registration Statement, File No.
  033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
  4, File Nos. 033-86642 and 811-08874, filed on January 30, 1998, Accession No. 0000950148-98-000138.

3 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6
  Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1 to File Nos. 333-66114 and 811-03859, filed October 25, 2001, Accession No. 0000950148-01-502065.

5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1 to File Nos. 333-91860 and 811-03859, filed October 28, 2002, Accession No. 0000898430-02-003844.

6 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
  No. 21, to File Nos. 033-86642 and 811-08874, filed on August 12, 2005,
  Accession No. 0000950129-05-008178.

7 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment
  No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

8 Incorporated by reference to Post-Effective Amendment Nos. 18 and Amendment
  No. 22 to File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
  Accession No. 0000950134-05-019473.

9 Incorporated by reference to Post-Effective Amendment No. 24 and Amendment
  No. 25 to File Nos. 033-86642 and 811-08874 filed on December 12, 2006,
  Accession No. 0000950124-06-007494.

10 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment
  No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010,
  Accession No. 0000950123-10-080861.

11 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
  No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
  Accession No. 0000950123-11-040070.

12 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.

13 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.

14 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185803 and 811-08874, filed on January 2, 2013, Accession No. 0000950123-12-014469.


15 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment
  No. 3, File Nos. 333-185778 and 811-03859, filed on April 30, 2014,
  Accession No. 0000950123-14-004617.



16 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment
  No. 2, File Nos. 333-185797 and 811-03859, filed on April 30, 2014,
  Accession No. 0000950123-14-004618.



17 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 4, File Nos. 333-185778 and 811-03859, filed on April 28, 2015.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Robert S. Schimek(5)                               Director, Chairman, President
Kevin T. Hogan(5)                                  Director, Chief Executive Officer
Jana W. Greer(3)                                   Director, President, Individual Retirement
Jonathan J. Novak(2)                               Director, President, Institutional Markets
Curtis W. Olson(1)                                 Director, President, Group Benefits
Mary Jane B. Fortin                                Director, Executive Vice President, Chief Financial Officer and
                                                   Vice Chairman
Thomas J. Diemer                                   Director, Senior Vice President and Chief Risk Officer
Deborah A. Gero(2)                                 Director, Senior Vice President and Chief Investment Officer
Stephen A. Maginn(2)                               Director, Senior Vice President and Chief Distribution Officer
Jeffrey M. Farber(5)                               Director
John Q. Doyle(5)                                   Director
Charles S. Shamieh(5)                              Director, President, Life, Disability and Health
Robert J. Scheinerman                              Executive Vice President, Individual Retirement
Jesus C. Zaragoza                                  Senior Vice President and Life Controller
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Randall W. Epright                                 Senior Vice President and Chief Information Officer
Christine A. Nixon(2)                              Senior Vice President and Chief Legal Officer
Tim W. Still                                       Senior Vice President and Chief Operations Officer
Yoav Tamir(3)                                      Senior Vice President, Market Risk Management
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sai P. Raman(6)                                    Senior Vice President, Institutional Markets
Craig A. Buck(10)                                  Senior Vice President, Capital Management
Timothy M. Heslin                                  Senior Vice President, Head of Global Life Sciences
Rodney E. Rishel                                   Senior Vice President, Head of US Life and Disability
David S. Jorgensen                                 Vice President and Controller
Gloria Beissinger                                  Vice President and Treasurer
Charles E. Beam(4)                                 Vice President and Assistant Controller
Jim A. Coppedge                                    Vice President and Assistant Secretary
Mallary L. Reznik(2)                               Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne                                Vice President and Secretary
John B. Deremo(4)                                  Vice President, Distribution
Gavin D. Friedman(2)                               Vice President and Litigation Officer
Leo W. Grace                                       Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
T. Clay Spires                                     Vice President and Tax Officer
Michael E. Treske(3)                               Vice President, Distribution
Frank Kophamel                                     Vice President and Appointed Actuary
Katherine L. Stoner                                Vice President, 38a-1 Compliance Officer
Christina M. Haley(3)                              Vice President
Marla S. Campagna(7)                               Vice President
Mary M. Newitt(3)                                  Vice President
Manda Ghaferi(2)                                   Vice President
Keith C. Honig(7)                                  Vice President
Stewart P. Polakov(3)                              Vice President
Douglas S. Tymins(7)                               Vice President
Jennifer P. Powell                                 Anti-Money Laundering and Office of Foreign Asset Control Officer
David J. Kumatz(4)                                 Assistant Secretary
Virginia N. Puzon(2)                               Assistant Secretary





NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Cris Thomas                                        Assistant Secretary
Rosemary Foster                                    Assistant Secretary
Barry A. Hopkins(4)                                Assistant Tax Officer
Grace D. Harvey                                    Illustration Actuary
Laszlo Kulin(9)                                    Investment Tax Officer
Alireza Vaseghi(9)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets
Melissa H. Cozart                                  Privacy Officer


(1)   3600 Route 66, Neptune, NJ 07753

(2)   1999 Avenue of the Stars, Los Angeles, CA 90067

(3)   21650 Oxnard Street, Woodland Hills, CA 91367

(4)   2000 American General Way, Brentwood, TN 37027

(5)   175 Water Street, New York, NY 10038

(6)   50 Danbury Road, Wilton, CT 06897

(7)   777 S. Figueroa Street, Los Angeles, CA 90017

(8)   1690 New Britain Avenue, Farmington, CT 06032

(9)   80 Pine Street, New York, NY 10005


(10)  1650 Market Street, Philadelphia, PA 19139



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No.
0000005272-15-000002, filed on February 20, 2015. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2015, the number of Anchor Advisor contracts funded by Variable Annuity Account Four was 5,282, of which 1,315 were qualified contracts and 3,967 were non-qualified contracts.



ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A



(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                     POSITION
-------------------------- ----------------------------------------------------------------
   Peter A. Harbeck        Director
   James T. Nichols        Director, President and Chief Executive Officer
   Rebecca Snider          Chief Compliance Officer
   Frank Curran            Vice President, Controller, Financial Operation Officer, Chief
                           Financial Officer and Treasurer
   Stephen A. Maginn(2)    Director, Senior Vice President
   Michael E. Treske(1)    Chief Distribution Officer, Mutual Funds and Variable Annuities
   John T. Genoy           Vice President
   Mallary L. Reznik(2)    Vice President
   Christine A. Nixon(2)   Secretary
   Virginia N. Puzon(2)    Assistant Secretary


      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2012, SunAmerica Annuity and Life Assurance Company, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(F)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Four, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 27th day of April, 2015.



                                       VARIABLE ANNUITY ACCOUNT FOUR
                                       (Registrant)


                                       BY:  AMERICAN GENERAL LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)


                                       BY: /s/  MARY JANE B. FORTIN
                                          -------------------------------------
                                          MARY JANE B. FORTIN
                                          EXECUTIVE VICE PRESIDENT AND
                                          CHIEF FINANCIAL OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




            SIGNATURE                                      TITLE                                DATE
---------------------------------   ---------------------------------------------------   ---------------
*ROBERT S. SCHIMEK                            Director, Chairman, President               April 27, 2015
------------------------------
ROBERT S. SCHIMEK

*THOMAS J. DIEMER                          Director, Senior Vice President and            April 27, 2015
------------------------------                     Chief Risk Officer
THOMAS J. DIEMER

*JOHN Q. DOYLE                                          Director                          April 27, 2015
------------------------------
JOHN Q. DOYLE

*JEFFREY M. FARBER                                      Director                          April 27, 2015
------------------------------
JEFFREY M. FARBER

/s/  MARY JANE B. FORTIN            Director, Vice Chairman, Executive Vice President     April 27, 2015
------------------------------                 and Chief Financial Officer
MARY JANE B. FORTIN

*DEBORAH A. GERO                           Director, Senior Vice President and            April 27, 2015
------------------------------                   Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER                       Director and President -- Individual Retirement      April 27, 2015
------------------------------
JANA W. GREER

*MICHAEL P. HARWOOD                  Director, Senior Vice President, Chief Actuary,      April 27, 2015
------------------------------                Corporate Illustration Actuary
MICHAEL P. HARWOOD

*KEVIN T. HOGAN                            Director and Chief Executive Officer           April 27, 2015
------------------------------
KEVIN T. HOGAN

*STEPHEN A. MAGINN                         Director, Senior Vice President and            April 27, 2015
------------------------------                  Chief Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK                   Director and President -- Institutional Markets      April 27, 2015
------------------------------
JONATHAN J. NOVAK

*CURTIS W. OLSON                         Director and President -- Group Benefits         April 27, 2015
------------------------------
CURTIS W. OLSON

*CHARLES S. SHAMIEH                  Director, President, Life, Disability and Health     April 27, 2015
------------------------------
CHARLES S. SHAMIEH

*DAVID JORGENSEN                              Vice President and Controller               April 27, 2015
------------------------------
DAVID JORGENSEN

/s/  MANDA GHAFERI                                   Attorney-in-Fact                     April 27, 2015
------------------------------
*MANDA GHAFERI



                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2015.



                                       AMERICAN HOME ASSURANCE COMPANY



                                       BY: /s/  LAWRENCE J. MOLONEY

                                          -------------------------------------

                                          LAWRENCE J. MOLONEY

                                          STATUTORY CONTROLLER AND
                                          VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                 SIGNATURE                                   TITLE                         DATE
------------------------------------------   -------------------------------------   ---------------
*ALEXANDER R. BAUGH                                         Director                 April 27, 2015
------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                                              Director                 April 27, 2015
------------------------------
JAMES BRACKEN

*TIMOTHY D. CARTER                                          Director                 April 27, 2015
------------------------------
TIMOTHY D. CARTER

*JOSEPH D. COOK                               Director, Senior Vice President and    April 27, 2015
------------------------------                      Chief Financial Officer
JOSEPH D. COOK

*JOHN Q. DOYLE                                              Director                 April 27, 2015
------------------------------
JOHN Q. DOYLE

*JEFFREY M. FARBER                                          Director                 April 27, 2015
------------------------------
JEFFREY M. FARBER

                                                            Director                  April  , 2015
------------------------------
STEPHEN J. GRABEK

------------------------------                              Director                  April  , 2015
KIMBERLY M. HANNA

*KEVIN T. HOGAN                                             Director                 April 27, 2015
------------------------------
KEVIN T. HOGAN

*RALPH W. MUCERINO                                          Director                 April 27, 2015
------------------------------
RALPH W. MUCERINO

------------------------------                              Director                  April  , 2015
ALESSANDREA QUANE

*ROBERT S. SCHIMEK                                  Director, President and          April 27, 2015
------------------------------                      Chief Executive Officer
ROBERT S. SCHIMEK

*CHRISTOPHER L. SPARRO                                      Director                 April 27, 2015
------------------------------
CHRISTOPHER L. SPARRO

*BY:    /s/  JOSEPH D. COOK                                                          April 27, 2015
   --------------------------
   JOSEPH D. COOK
   ATTORNEY-IN-FACT
   (Exhibit to the Registration Statement)



                                 EXHIBIT INDEX



 EXHIBIT NO.            DESCRIPTION
-------------   --------------------------
(10)            Consent
(13)(h)         CMA Termination Agreement